                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07755

                           Nuveen Multistate Trust II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: February 29th
                                               -------------

                      Date of reporting period: February 29th, 2004
                                                -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 29,
                                               2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]



Nuveen Connecticut Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund



[LOGO] Nuveen Investments

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and total return. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                              "No one knows what
                            the future will bring,
                             which is why we think
                        a well-balanced portfolio. . .
                                is an important
                            component in achieving
                                your long-term
                               financial goals."



                            Annual Report l Page 1

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies and the performance of the Nuveen Connecticut Municipal Bond Fund. Paul, who has 13 years of investment experience, assumed management of the Fund in 1999.

What was the general market environment during the 12-month period ended February 29, 2004?

Generally, the U.S. economy was expanding throughout this reporting period. As one overall measure, the U.S. gross domestic product grew at a 2.0 percent annual rate during the first quarter of 2003, 3.1 percent during the second quarter, 8.2 percent in the third quarter and 4.1 percent in the fourth.

Despite this growth, interest rates were at historically low levels through much of the reporting period and the reported rate of inflation remained modest. This produced a generally favorable environment for fixed-income investments, especially during the first and last months of this 12-month period as bond yields fell and corresponding bond prices rose (bond yields and prices move in opposite directions). For several months last summer, however, as evidence of a recovery mounted, some investors grew concerned that an expanding economy might trigger a growth in inflation that could lead to a rise in interest rates. The fear of higher future rates was one factor behind a sharp increase in bond yields (and decrease in bond prices) in July and August. After peaking in August, interest rates began to fall as a significant growth in the rate of inflation failed to materialize.

Against this backdrop, municipal bond new issue supply reached record levels in calendar year 2003 as issuers took advantage of low borrowing costs to refinance older debt. Nationally, new municipal issuance in 2003 exceeded $382 billion, a 6.7 percent increase over 2002. Much of that supply, however, took place in the first half of the year, before yields rose in the summer. Connecticut was the nation's 22nd-largest issuer of new municipal debt in 2003, with supply 10 percent over the prior year's total. In the first two months of 2004, the state registered a 0.6 percent year-over-year decline in issuance, compared to a nearly 26 percent decrease nationally.

Despite a growing national economy during this 12-month period, Connecticut encountered many of the same fiscal challenges facing a number of other states. In February 2003, shortly before this reporting period began, Connecticut faced a $2.3 billion budget gap for the 2004 fiscal year, a gap closed through a combination of tax increases, spending cuts and use of one-time revenues. Connecticut's revenue shortfall and use of financial reserves to balance the budget led to a July 2003 credit rating downgrade by Moody's, to Aa3 from Aa2. However, Standard & Poor's maintained its AA rating, and in September 2003 changed its outlook to stable from negative, citing the state's steps to address its fiscal problems.

How did the Fund perform?

The accompanying chart on page 3 provides average annual total return performance information for the Fund (Class A shares at net asset value) for the one-, five- and ten-year periods ended February 29, 2004, along with comparisons to its Lipper peer group average and the Lehman Brothers Connecticut Municipal Bond Index.

For the one-year period ended February 29, 2004, the Fund's total return outperformed both its Lipper Connecticut Fund peer group average and the Lehman Brothers Connecticut Municipal Bond Index. Many of the Fund's holdings performed well over the reporting period in what was generally a favorable interest rate environment. In particular, the Fund benefited from its holdings of resource recovery bonds. Several of these holdings had provided disappointing performance in recent years because of concerns about the issuers' financial strength. During this reporting period, however,


The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.



                            Annual Report l Page 2

Class A Shares--
Average Annual Total Returns on NAV as of 2/29/04
--------------------------------------------------------------------------------

                                         1-Year 5-Year 10-Year
                                         ---------------------
                 Nuveen Connecticut
                   Municipal Bond Fund   6.21%  5.41%   5.74%
                 Lipper Connecticut
                   Municipal Debt Funds
                   Category Average/1/   5.26%  5.04%   5.47%
                 Lehman Brothers
                   Connecticut Municipal
                   Bond Index/2/         5.27%  5.82%   6.14%

Current performance may be more or less than the performance shown.

some of these concerns began to ease. As a result, the bonds' prices rose sharply, helping Fund results. At the same time, the Fund's performance during this period was constrained to a degree by a relatively large holding of bonds with short effective maturities, such as pre-refunded bonds. These types of bonds tend to underperform during periods of falling interest rates, as was the case during much of the second half of the 12-month reporting period. A second dampening influence on performance was supplied by the portfolio's single family housing bonds, which historically tend to underperform in declining interest-rate environments because of the increased likelihood of mortgage refinancings.

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2004, the Nuveen Connecticut Municipal Bond Fund had negative UNII.

What strategies were underlying your management of the Fund during the reporting period?

We made relatively few changes during the 12-month period. We kept the portfolio fully invested, which we believed was desirable during a period of generally declining interest rates. We also sought to keep the Fund broadly diversified across multiple sectors. One focus during the period was to modestly lengthen the Fund's duration, which is a measure of the portfolio's sensitivity to changes in interest rates. The longer the duration, the more the Fund's performance can benefit from falling rates or be hurt by rising rates. While lengthening the Fund's duration helped us take advantage of the general decline in interest rates over much of this reporting period, we also tried to carefully control this process to moderate the risk to the Fund in the event of a sudden increase in interest rates.

In general, we limited our buying and selling because we were content with the Fund's holdings. In fact, we think some of our most effective management decisions over this reporting period may have been to stay the course. For example, as mentioned earlier, the Fund benefited from the performance of certain resource recovery sector holdings. We continued to hold these securities as they gained in value throughout the period, and still owned them as of February 29, 2004. When we did make new purchases for the Fund, we favored intermediate bonds, especially those in the 15-20 year part of the yield curve, which we believed offered good value for shareholders without significantly lengthening the duration or increasing the interest rate risk of the Fund.


--------------------------------------------------------------------------------

1The Lipper peer group return represents the average annualized total return of the 22, 21 and 11 funds in the Lipper Connecticut Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Connecticut Municipal Bond Index is composed of a broad range of Connecticut investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.







                            Annual Report l Page 3

                                    [CHART]

Nuveen Connecticut Municipal Bond Fund
Growth of an Assumed $10,000 Investment

           Nuveen Connecticut       Nuveen Connecticut     Lehman Brothers
           Municipal                Municipal              Connecticut Municipal
Date       Bond Fund (Offer)        Bond Fund (NAV)        Bond Index
 2/94      $ 9,580.00               $10,000.00             $10,000.00
 3/94        9,183.96                 9,586.60               9,684.80
 4/94        9,200.68                 9,604.05               9,763.92
 5/94        9,291.67                 9,699.03               9,821.04
 6/94        9,235.46                 9,640.35               9,778.13
 7/94        9,418.78                 9,831.71               9,928.90
 8/94        9,427.73                 9,841.05               9,973.98
 9/94        9,277.64                 9,684.38               9,865.46
10/94        9,100.34                 9,499.32               9,720.05
11/94        8,901.96                 9,292.23               9,552.96
12/94        9,127.53                 9,527.70               9,752.81
 1/95        9,392.05                 9,803.81               9,991.46
 2/95        9,653.33                10,076.55              10,259.33
 3/95        9,738.96                10,165.93              10,381.01
 4/95        9,756.30                10,184.02              10,387.13
 5/95       10,054.84                10,495.66              10,670.28
 6/95        9,965.75                10,402.66              10,605.52
 7/95       10,033.62                10,473.51              10,718.89
 8/95       10,140.88                10,585.47              10,868.63
 9/95       10,197.97                10,645.06              10,939.82
10/95       10,335.85                10,788.99              11,034.12
11/95       10,512.49                10,973.37              11,173.26
12/95       10,640.32                11,106.81              11,257.40
 1/96       10,668.52                11,136.24              11,370.76
 2/96       10,623.39                11,089.13              11,318.79
 3/96       10,470.09                10,929.12              11,204.47
 4/96       10,426.12                10,883.21              11,179.15
 5/96       10,475.23                10,934.47              11,166.63
 6/96       10,573.27                11,036.82              11,272.05
 7/96       10,673.30                11,141.23              11,377.44
 8/96       10,680.77                11,149.03              11,359.58
 9/96       10,842.37                11,317.71              11,476.92
10/96       10,933.34                11,412.67              11,616.59
11/96       11,117.34                11,604.74              11,805.02
12/96       11,082.88                11,568.77              11,766.65
 1/97       11,090.64                11,576.87              11,797.60
 2/97       11,203.76                11,694.95              11,903.89
 3/97       11,072.12                11,557.53              11,763.31
 4/97       11,164.68                11,654.16              11,843.42
 5/97       11,311.50                11,807.41              11,991.81
 6/97       11,426.53                11,927.49              12,120.73
 7/97       11,726.71                12,240.82              12,411.87
 8/97       11,624.80                12,134.45              12,313.56
 9/97       11,741.29                12,256.04              12,461.20
10/97       11,836.51                12,355.44              12,540.08
11/97       11,898.89                12,420.55              12,596.76
12/97       12,061.31                12,590.09              12,758.51
 1/98       12,167.20                12,700.63              12,886.60
 2/98       12,184.12                12,718.28              12,892.01
 3/98       12,212.14                12,747.54              12,913.54
 4/98       12,138.74                12,670.92              12,878.68
 5/98       12,325.56                12,865.93              13,055.37
 6/98       12,376.71                12,919.32              13,101.07
 7/98       12,404.68                12,948.52              13,133.29
 8/98       12,570.28                13,121.38              13,319.66
 9/98       12,690.33                13,246.69              13,468.04
10/98       12,684.11                13,240.20              13,492.68
11/98       12,735.74                13,294.09              13,526.55
12/98       12,764.39                13,324.00              13,572.68
 1/99       12,874.42                13,438.85              13,742.20
 2/99       12,855.75                13,419.37              13,675.14
 3/99       12,860.51                13,424.33              13,688.54
 4/99       12,900.76                13,466.35              13,728.37
 5/99       12,834.32                13,397.00              13,664.53
 6/99       12,683.91                13,239.99              13,475.83
 7/99       12,688.73                13,245.02              13,539.70
 8/99       12,525.04                13,074.16              13,485.00
 9/99       12,481.58                13,028.79              13,501.99
10/99       12,292.11                12,831.01              13,419.36
11/99       12,370.16                12,912.49              13,528.86
12/99       12,277.02                12,815.26              13,468.12
 1/00       12,195.87                12,730.55              13,418.29
 2/00       12,361.49                12,903.43              13,519.46
 3/00       12,589.80                13,141.76              13,771.33
 4/00       12,544.98                13,094.97              13,710.05
 5/00       12,462.19                13,008.54              13,639.85
 6/00       12,743.83                13,302.54              13,951.93
 7/00       12,926.32                13,493.03              14,120.75
 8/00       13,109.62                13,684.36              14,296.13
 9/00       13,064.39                13,637.15              14,246.23
10/00       13,172.56                13,750.07              14,382.71
11/00       13,242.51                13,823.08              14,460.81
12/00       13,571.06                14,166.03              14,754.94
 1/01       13,641.49                14,239.55              14,954.58
 2/01       13,738.48                14,340.79              15,011.41
 3/01       13,848.94                14,456.09              15,151.31
 4/01       13,723.47                14,325.12              15,035.25
 5/01       13,859.74                14,467.37              15,181.40
 6/01       13,983.51                14,596.56              15,267.63
 7/01       14,187.53                14,809.53              15,469.31
 8/01       14,432.55                15,065.29              15,675.52
 9/01       14,397.04                15,028.23              15,682.89
10/01       14,536.12                15,173.40              15,858.06
11/01       14,432.77                15,065.52              15,714.07
12/01       14,329.14                14,957.35              15,610.83
 1/02       14,524.59                15,161.37              15,867.47
 2/02       14,653.86                15,296.30              16,048.68
 3/02       14,412.80                15,044.68              15,742.63
 4/02       14,611.99                15,252.59              16,063.78
 5/02       14,701.27                15,345.79              16,150.69
 6/02       14,846.66                15,497.56              16,328.83
 7/02       15,034.47                15,693.60              16,519.22
 8/02       15,208.87                15,875.65              16,687.22
 9/02       15,595.48                16,279.21              16,988.76
10/02       15,276.71                15,946.46              16,767.40
11/02       15,211.94                15,878.85              16,698.32
12/02       15,573.52                16,256.29              17,017.75
 1/03       15,476.50                16,155.01              17,034.94
 2/03       15,754.15                16,444.83              17,234.93
 3/03       15,757.77                16,448.61              17,244.24
 4/03       15,935.68                16,634.32              17,350.46
 5/03       16,332.00                17,048.01              17,684.46
 6/03       16,202.32                16,912.65              17,619.56
 7/03       15,542.89                16,224.31              17,100.49
 8/03       15,633.81                16,319.22              17,225.49
 9/03       16,095.32                16,800.96              17,655.78
10/03       16,038.18                16,741.32              17,555.50
11/03       16,256.95                16,969.67              17,679.09
12/03       16,379.52                17,097.62              17,805.49
 1/04       16,427.19                17,147.38              17,889.00
 2/04       16,733.00                17,466.00              18,142.49


The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Connecticut Municipal Bond Fund compared with the Lehman Brothers Connecticut Municipal Bond Index. The Lehman Brothers Connecticut Municipal Bond Index is composed of a broad range of Connecticut investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Connecticut Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.




                            Annual Report l Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04            Nuveen Connecticut Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.99   $10.98   $10.98   $11.03
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0415  $0.0345  $0.0365  $0.0430
         --------------------------------------------------------------
         Latest Capital Gain and
          Ordinary Income
          Distribution/2/            $0.0446  $0.0446  $0.0446  $0.0446
         --------------------------------------------------------------
         Inception Date              7/13/87  2/11/97 10/04/93  2/25/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787. Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         6.21%  1.72%
                  -------------------------------------------
                  5-Year                         5.41%  4.51%
                  -------------------------------------------
                  10-Year                        5.74%  5.28%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.40%  1.40%
                  -------------------------------------------
                  5-Year                         4.63%  4.46%
                  -------------------------------------------
                  10-Year                        5.15%  5.15%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.62%
                  -------------------------------------------
                  5-Year                         4.84%
                  -------------------------------------------
                  10-Year                        5.15%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.36%
                  -------------------------------------------
                  5-Year                         5.60%
                  -------------------------------------------
                  10-Year                        5.90%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/3/                4.53%  4.34%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.11%  2.98%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.54%  4.35%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.77%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.52%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.68%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.98%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.71%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.96%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.67%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.46%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.05%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.72%        1.24%
                            ------------------------------------------
                            5-Year            5.31%        4.40%
                            ------------------------------------------
                            10-Year           6.14%        5.69%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.82%        0.82%
                            ------------------------------------------
                            5-Year            4.53%        4.36%
                            ------------------------------------------
                            10-Year           5.55%        5.55%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.03%
                            ------------------------------------------
                            5-Year            4.74%
                            ------------------------------------------
                            10-Year           5.55%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.87%
                            ------------------------------------------
                            5-Year            5.52%
                            ------------------------------------------
                            10-Year           6.31%
                            ------------------------------------------
Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed  60%
AA                   22%
A                     7%
BBB                   9%
NR                    1%
BB or Lower           1%

                  Top Five Sectors/5/
                  Education and Civic Organizations       21%
                  -------------------------------------------
                  Tax Obligation/General                  18%
                  -------------------------------------------
                  Tax Obligation/Limited                  13%
                  -------------------------------------------
                  U.S. Guaranteed                         12%
                  -------------------------------------------
                  Utilities                               11%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $304,664
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.40
                  -------------------------------------------
                  Duration                               6.28
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.
5As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 5

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies and the performance of the Nuveen New Jersey Municipal Bond Fund. Paul, who has 13 years of investment experience, assumed management of the Fund in 2003.

What was the general market environment during the 12-month reporting period ended February 29, 2004?

Generally, the U.S. economy was expanding throughout this reporting period. As one overall measure, the U.S. gross domestic product grew at a 2.0 percent annual rate during the first quarter of 2003, 3.1 percent during the second quarter, 8.2 percent in the third quarter and 4.1 percent in the fourth.

Despite this growth, interest rates were at historically low levels through much of the reporting period and the reported rate of inflation remained modest. This produced a generally favorable environment for fixed-income investments, especially during the first and last months of this 12-month period as bond yields fell and corresponding bond prices rose (bond yields and prices move in opposite directions). For several months last summer, however, as evidence of a recovery mounted, some investors grew concerned that an expanding economy might trigger a growth in inflation that could lead to a rise in interest rates. The fear of higher future rates was one factor behind a sharp increase in bond yields (and decrease in bond prices) in July and August. After peaking in August, interest rates began to fall as a significant growth in the rate of inflation failed to materialize.

Against this backdrop, municipal bond new issue supply reached record levels in calendar year 2003 as issuers took advantage of low borrowing costs to refinance older debt. Nationally, new municipal issuance in 2003 exceeded $382 billion, a 6.7 percent increase over 2002. Much of that supply, however, took place in the first half of the year, before yields rose in the summer. New Jersey, the nation's sixth-largest issuer of municipal debt in 2003, saw issuance rise 49 percent over the prior year's total. For the first two months of 2004, however, the state saw a year-over-year decline of 54 percent, compared to a nationwide decrease of just 26 percent.

New Jersey, as with most other states, continued to face budget stresses during the period, brought on especially by a drop in capital-gains and income-tax revenues. To close its projected budget gap of $4 billion for fiscal year 2004, the state imposed higher taxes on cigarettes, casinos, and hotel stays. The state also made use of funds obtained from tobacco companies as part of their recent legal settlement. New Jersey's credit rating remained stable throughout the past 12 months. As of February 29, 2004, the state maintained its Aa2 rating and negative outlook from Moody's and its AA rating and stable outlook from Standard & Poor's. (Note: After period end, on March 10, 2004, Moody's placed New Jersey's credit rating on a watchlist for a possible downgrade, citing concerns about the state's fiscal year 2005 budget.)

How did the Fund perform?

The chart on the next page provides average annual total return performance information for the Funds (Class A shares at net asset value) for the one-, five- and ten-year periods ended February 29, 2004, along with comparisons to the Lipper New Jersey Municipal Debt Funds Category Average, and to the Lehman Brothers New Jersey Municipal Bond Index.

The total return of the Nuveen New Jersey Municipal Bond Fund outperformed its Lipper category average and matched the performance of the Lehman Brothers New Jersey Municipal Bond Index. A positive influence on performance was supplied by the Fund's healthcare holdings, many of which performed well for the Fund during the period. Also helping results was the addition to the



The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 6

Class A Shares -
Average Annual Total Returns on NAV as of 2/29/04

--------------------------------------------------------------------------------

                                           1-Year 5-Year 10-Year
                                           ------ ------ -------
               Nuveen New Jersey Municipal
                 Bond Fund                 6.07%  5.35%   5.61%
               Lipper New Jersey Municipal
                 Debt Funds Category
                 Average/1/                5.83%  4.79%   5.29%
               Lehman Brothers New Jersey
                 Municipal Bond Index/2/   6.07%  6.10%   6.22%

Current performance may be more or less than the performance shown.


portfolio of an inverse floating-rate security, which added interest-rate sensitivity to the Fund. At the same time, the Fund's performance during this period was constrained to a degree by a relatively large holding of bonds with short effective maturities, such as pre-refunded bonds. These types of bonds tend to underperform during periods of falling interest rates, as was the case during much of the second half of the 12-month reporting period.

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2004, the Nuveen New Jersey Municipal Bond Fund had negative UNII.

What strategies were underlying your management of the Fund during the reporting period?

Supply of New Jersey municipal bonds was strong during most of the period, and we were relatively active in obtaining new investments for the portfolio. Much of our management focus centered on purchasing intermediate bonds, especially those occupying the 15-20 year portion of the yield curve, which we believed offered good value for shareholders without significantly lengthening the duration or increasing the interest rate risk of the Fund. During the period we looked to increase our holdings of higher-rated bonds. Among our purchases were bonds issued to finance a more than $1 billion merger between the New Jersey Turnpike Authority and the New Jersey Highway Authority. As of the end of the reporting period, almost 79 percent of the portfolio's assets were invested in securities rated AAA/U.S. Guaranteed and AA, the two highest rating categories.



1The Lipper peer group return represents the average annualized total return of the 57, 49 and 27 funds in the Lipper New Jersey Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers New Jersey Municipal Bond Index is composed of a broad range of New Jersey investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.



                            Annual Report l Page 7

                                    [CHART]

Nuveen New Jersey Municipal Bond Fund
Growth of an Assumed $10,000 Investment

            Nuveen New Jersey          Nuveen New Jersey    Lehman Brothers
            Municipal                  Municipal            New Jersey Municipal
Date        Bond Fund (Offer)          Bond Fund (NAV)      Bond Index
 2/94       $ 9,580.00                 $10,000.00           $10,000.00
 3/94         9,212.13                   9,616.00             9,593.00
 4/94         9,241.05                   9,646.19             9,674.54
 5/94         9,326.16                   9,735.04             9,758.71
 6/94         9,318.24                   9,726.76             9,699.18
 7/94         9,441.52                   9,855.45             9,876.68
 8/94         9,471.07                   9,886.29             9,911.24
 9/94         9,345.29                   9,755.00             9,765.55
10/94         9,212.78                   9,616.68             9,591.72
11/94         9,031.38                   9,427.33             9,418.11
12/94         9,266.10                   9,672.34             9,625.31
 1/95         9,482.28                   9,898.00             9,900.59
 2/95         9,709.19                  10,134.86            10,188.70
 3/95         9,780.55                  10,209.35            10,305.87
 4/95         9,813.03                  10,243.24            10,318.24
 5/95        10,093.88                  10,536.40            10,647.39
 6/95        10,009.09                  10,447.90            10,554.76
 7/95        10,084.35                  10,526.47            10,655.03
 8/95        10,189.74                  10,636.47            10,790.35
 9/95        10,265.45                  10,715.50            10,858.33
10/95        10,381.86                  10,837.01            11,015.77
11/95        10,549.52                  11,012.03            11,198.63
12/95        10,645.21                  11,111.91            11,306.14
 1/96        10,680.02                  11,148.24            11,392.07
 2/96        10,612.09                  11,077.34            11,314.60
 3/96        10,490.37                  10,950.28            11,173.96
 4/96        10,461.42                  10,920.06            11,143.34
 5/96        10,484.33                  10,943.98            11,144.12
 6/96        10,569.88                  11,033.28            11,255.79
 7/96        10,655.71                  11,122.87            11,374.09
 8/96        10,668.39                  11,136.10            11,369.65
 9/96        10,807.93                  11,281.77            11,500.06
10/96        10,884.34                  11,361.53            11,635.53
11/96        11,057.08                  11,541.83            11,833.45
12/96        11,027.11                  11,510.56            11,787.42
 1/97        11,033.73                  11,517.46            11,821.84
 2/97        11,127.18                  11,615.02            11,925.63
 3/97        11,036.61                  11,520.47            11,780.98
 4/97        11,152.60                  11,641.55            11,858.50
 5/97        11,280.08                  11,774.61            12,016.93
 6/97        11,375.06                  11,873.75            12,141.90
 7/97        11,669.56                  12,181.17            12,455.77
 8/97        11,565.81                  12,072.88            12,357.87
 9/97        11,695.47                  12,208.21            12,498.75
10/97        11,792.42                  12,309.42            12,577.36
11/97        11,855.87                  12,375.64            12,641.51
12/97        12,009.99                  12,536.53            12,810.78
 1/98        12,106.43                  12,637.19            12,939.65
 2/98        12,135.00                  12,667.02            12,934.48
 3/98        12,163.64                  12,696.91            12,949.87
 4/98        12,077.40                  12,606.89            12,907.01
 5/98        12,186.94                  12,721.24            13,097.77
 6/98        12,285.41                  12,824.02            13,136.41
 7/98        12,324.97                  12,865.32            13,174.90
 8/98        12,469.79                  13,016.48            13,374.11
 9/98        12,603.97                  13,156.54            13,530.05
10/98        12,608.76                  13,161.54            13,547.50
11/98        12,660.83                  13,215.90            13,570.26
12/98        12,653.61                  13,208.37            13,624.54
 1/99        12,763.32                  13,322.88            13,783.68
 2/99        12,741.88                  13,300.50            13,713.66
 3/99        12,756.28                  13,315.53            13,720.24
 4/99        12,807.05                  13,368.53            13,770.04
 5/99        12,773.24                  13,333.23            13,696.92
 6/99        12,629.79                  13,183.50            13,519.82
 7/99        12,632.32                  13,186.14            13,586.20
 8/99        12,460.65                  13,006.94            13,490.97
 9/99        12,386.88                  12,929.94            13,496.77
10/99        12,201.45                  12,736.37            13,383.80
11/99        12,337.37                  12,878.26            13,524.86
12/99        12,187.10                  12,721.40            13,445.07
 1/00        12,086.44                  12,616.32            13,384.97
 2/00        12,274.26                  12,812.38            13,510.79
 3/00        12,551.17                  13,101.43            13,781.41
 4/00        12,461.80                  13,008.14            13,729.59
 5/00        12,385.29                  12,928.27            13,648.04
 6/00        12,729.97                  13,288.07            13,996.06
 7/00        12,947.91                  13,515.56            14,178.85
 8/00        13,128.01                  13,703.56            14,362.61
 9/00        13,050.43                  13,622.57            14,291.66
10/00        13,180.15                  13,757.98            14,464.58
11/00        13,284.27                  13,866.67            14,560.48
12/00        13,650.52                  14,248.97            14,904.55
 1/01        13,702.94                  14,303.69            15,066.41
 2/01        13,820.23                  14,426.13            15,130.14
 3/01        13,911.58                  14,521.49            15,257.69
 4/01        13,764.26                  14,367.70            15,116.71
 5/01        13,896.12                  14,505.35            15,276.95
 6/01        14,028.55                  14,643.58            15,385.87
 7/01        14,228.60                  14,852.40            15,590.35
 8/01        14,442.88                  15,076.08            15,827.79
 9/01        14,360.41                  14,989.99            15,826.05
10/01        14,521.68                  15,158.33            16,007.73
11/01        14,397.67                  15,028.88            15,828.61
12/01        14,286.95                  14,913.31            15,717.01
 1/02        14,477.68                  15,112.40            15,978.55
 2/02        14,655.32                  15,297.83            16,181.95
 3/02        14,377.45                  15,007.78            15,863.01
 4/02        14,611.95                  15,252.56            16,196.92
 5/02        14,694.07                  15,338.28            16,301.88
 6/02        14,804.57                  15,453.62            16,493.91
 7/02        14,985.48                  15,642.46            16,697.45
 8/02        15,152.87                  15,817.19            16,881.62
 9/02        15,462.59                  16,140.49            17,216.55
10/02        15,163.24                  15,828.01            16,922.84
11/02        15,133.52                  15,796.99            16,838.39
12/02        15,446.63                  16,123.83            17,218.94
 1/03        15,359.20                  16,032.57            17,133.88
 2/03        15,586.67                  16,270.01            17,384.89
 3/03        15,569.37                  16,251.95            17,332.74
 4/03        15,696.88                  16,385.06            17,388.20
 5/03        16,028.72                  16,731.44            17,844.12
 6/03        15,908.98                  16,606.45            17,740.98
 7/03        15,320.03                  15,991.68            17,128.92
 8/03        15,449.49                  16,126.81            17,190.92
 9/03        15,904.01                  16,601.26            17,763.90
10/03        15,841.82                  16,536.35            17,681.83
11/03        16,062.03                  16,766.21            17,921.06
12/03        16,178.32                  16,887.59            18,080.92
 1/04        16,250.15                  16,962.58            18,190.13
 2/04        16,532.57                  17,257.38            18,439.33


The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen New Jersey Municipal Bond Fund compared with the Lehman Brothers New Jersey Municipal Bond Index. The Lehman Brothers New Jersey Municipal Bond Index is composed of a broad range of New Jersey investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen New Jersey Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.



                            Annual Report l Page 8

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04             Nuveen New Jersey Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.97   $10.96   $10.94   $10.98
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0310  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date              9/06/94  2/03/97  9/21/94  2/28/92
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call
(800) 257-8787.
Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         6.07%  1.64%
                  -------------------------------------------
                  5-Year                         5.35%  4.45%
                  -------------------------------------------
                  10-Year                        5.61%  5.15%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.26%  1.26%
                  -------------------------------------------
                  5-Year                         4.54%  4.37%
                  -------------------------------------------
                  10-Year                        4.99%  4.99%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.50%
                  -------------------------------------------
                  5-Year                         4.76%
                  -------------------------------------------
                  10-Year                        4.98%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.24%
                  -------------------------------------------
                  5-Year                         5.55%
                  -------------------------------------------
                  10-Year                        5.83%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/2/                4.15%  3.98%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.16%  3.03%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.69%  4.49%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                3.39%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            2.57%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    3.81%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                3.61%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            2.76%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.09%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                4.31%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.50%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.19%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.68%        1.25%
                            ------------------------------------------
                            5-Year            5.22%        4.33%
                            ------------------------------------------
                            10-Year           5.97%        5.51%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.97%        0.97%
                            ------------------------------------------
                            5-Year            4.45%        4.28%
                            ------------------------------------------
                            10-Year           5.35%        5.35%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.11%
                            ------------------------------------------
                            5-Year            4.66%
                            ------------------------------------------
                            10-Year           5.34%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.85%
                            ------------------------------------------
                            5-Year            5.43%
                            ------------------------------------------
                            10-Year           6.20%
                            ------------------------------------------
Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed  66%
AA                   13%
A                     5%
BBB                  11%
NR                    3%
BB or Lower           2%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  23%
                  -------------------------------------------
                  Transportation                          15%
                  -------------------------------------------
                  U.S. Guaranteed                         11%
                  -------------------------------------------
                  Healthcare                              11%
                  -------------------------------------------
                  Long-Term Care                           7%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $178,194
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.36
                  -------------------------------------------
                  Duration                               6.00
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
4As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 9

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies and the performance of the Nuveen New York and New York Insured Municipal Bond Funds. Paul, who has 13 years of investment experience, has managed the Funds since 1999.

What was the general market environment during the 12-month period ended February 29, 2004?

Generally, the U.S. economy was expanding throughout this reporting period. As one overall measure, the U.S. gross domestic product grew at a 2.0 percent annual rate during the first quarter of 2003, 3.1 percent during the second quarter, 8.2 percent in the third quarter and 4.1 percent in the fourth.

Despite this growth, interest rates were at historically low levels through much of the reporting period and the reported rate of inflation remained modest. This produced a generally favorable environment for fixed-income investments, especially during the first and last months of this 12-month period as bond yields fell and corresponding bond prices rose (bond yields and prices move in opposite directions). For several months last summer, however, as evidence of a recovery mounted, some investors grew concerned that an expanding economy might trigger a growth in inflation that could lead to a rise in interest rates. The fear of higher future rates was one factor behind a sharp increase in bond yields (and decrease in bond prices) in July and August. After peaking in August, interest rates began to fall as a significant growth in the rate of inflation failed to materialize.

Against this backdrop, municipal bond new issue supply reached record levels in calendar year 2003 as issuers took advantage of low borrowing costs to refinance older debt. Nationally, new municipal issuance in 2003 exceeded $382 billion, a 6.7 percent increase over 2002. Much of that supply, however, took place in the first half of the year, before bond yields rose in the summer. In 2003, New York was the nation's second-leading issuer of new municipal debt. However, the state's issuance was 14 percent below that of the prior year. The declining rate of new issuance continued during the first two months of 2004. While still ranked second overall, new municipal supply in New York was down 36 percent on a year-over-year basis, compared to a national decrease of 26 percent.

Economic growth in New York continued to be slow during the 12-month reporting period. The state was forced to deal with budget stresses caused by a drop in capital-gains and income tax revenues, though indications were that recovering financial markets, a major source of employment in New York, were generating needed revenue increases. New York's fiscal year 2004 budget included sizeable increases in borrowing, spending cuts, and tax and fee increases. As of February 29, 2004, New York maintained its A2 credit rating from Moody's. The state had a AA rating from Standard & Poor's, with a negative outlook because of concerns about the state's budget situation.

How did the Funds perform?

The accompanying chart on page 11 provides average annual total return performance information for the Funds (Class A shares at net asset value) for the one-, five- and ten-year periods ended February 29, 2004, along with comparisons to their Lipper peer group averages and the Lehman Brothers New York Municipal Bond Indexes.

For the 12-month period, both Funds total returns outperformed their Lipper category average. The uninsured Fund outperformed the unmanaged Lehman Brothers New York Municipal Bond Index, while the insured Fund underperformed the Lehman Brothers New York Insured Municipal Bond Index.

The uninsured Fund benefited from having a relatively long duration in a climate of generally



--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 10

Class A Shares -
Average Annual Total Returns on NAV as of 2/29/04

--------------------------------------------------------------------------------

                                          1-Year 5-Year 10-Year
                                          ---------------------
                Nuveen New York Municipal
                  Bond Fund               6.94%  5.63%   5.91%
                Lipper New York Municipal
                  Debt Funds Category
                  Average/1/              5.95%  5.02%   5.45%
                Lehman Brothers New York
                  Municipal Bond Index/2/ 6.24%  6.10%   6.52%
                -----------------------------------------------

                Nuveen New York Insured
                  Municipal Bond Fund     6.37%  5.71%   5.62%
                Lipper New York Insured
                  Municipal Debt Funds
                  Category Average/3/     5.66%  5.27%   5.56%
                Lehman Brothers New York
                  Insured Municipal Bond
                  Index/4/                6.60%  6.46%   6.59%

Current performance may be more or less than the performance shown.
--------------------------------------------------------------------------------

declining interest rates. Duration is a measure of sensitivity to changes in interest rates. During declining-interest-rate environments, such as most of the reporting period, investments with longer durations generally can be expected to outperform those with shorter durations, assuming no special circumstances. Other positive influences on the Fund's performance were supplied by some of our healthcare and resource recovery bonds, and by several inverse floating-rate securities, which provided additional income. These factors were counterbalanced by disappointing results from the portfolio's housing bonds, which historically tend to underperform in declining interest-rate environments because of the increased likelihood of mortgage refinancings. The insured Fund, meanwhile, also benefited from the strong performance of inverse floating-rate securities but was hurt by its shorter-than-average duration. At the end of the period, the Fund's duration was 5.61, while the duration of the Lehman Brothers New York Insured Municipal Bond Index was 7.83.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2004, the Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund had negative UNII.

What strategies were underlying your management of the Funds during the reporting period?

Trading activity in the uninsured Fund was relatively modest during the reporting period. When we did make new purchases for the Fund, we favored intermediate bonds, especially those in the 15-20 year part of the yield curve, which we believed offered good value for shareholders without significantly lengthening the duration or increasing the interest rate risk of the Fund. Such a strategy was ongoing as the reporting period ended. Many of the new securities added to the Fund were AAA/U.S. Guaranteed bonds, which grew to 44 percent of the portfolio from 34 percent at the beginning of the period. Finally, some of our management decisions

1The Lipper peer group return represents the average annualized total return of the 106, 82 and 43 funds in the Lipper New York Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers New York Municipal Bond Index is composed of a broad range of New York investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3The Lipper peer group return represents the average annualized total return of the 9, 9 and 4 funds in the Lipper New York Insured Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
4The Lehman Brothers New York Insured Municipal Bond Index is composed of a broad range of New York insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.



                            Annual Report l Page 11
also centered on staying the course during the reporting period. For example, we saw modest underperformance from certain holdings backed by tobacco-settlement revenues. We maintained our position in these bonds, however, believing that they may recover and provide solid long-term value for shareholders.

In the insured Fund, turnover was modest during the reporting period. When possible, we emphasized intermediate bonds with defensive characteristics such as high levels of coupon income. We favored these types of bonds because we believed they could provide both an attractive yield and additional protection against a potential rise in interest rates.


                                    [CHART]

Nuveen New York Municipal Bond Fund
Growth of an Assumed $10,000 Investment

            Nuveen New York          Nuveen New York        Lehman Brothers
            Municipal                Municipal              New York Municipal
Date        Bond Fund (Offer)        Bond Fund (NAV)        Bond Index
 2/94       $ 9,580.00               $10,000.00             $10,000.00
 3/94         9,166.62                 9,568.50               9,593.00
 4/94         9,144.71                 9,545.63               9,674.54
 5/94         9,248.96                 9,654.45               9,758.71
 6/94         9,217.80                 9,621.92               9,699.18
 7/94         9,350.07                 9,759.99               9,876.68
 8/94         9,391.59                 9,803.32               9,911.24
 9/94         9,193.70                 9,596.77               9,765.55
10/94         9,030.24                 9,426.14               9,591.72
11/94         8,773.96                 9,158.62               9,418.11
12/94         9,041.48                 9,437.87               9,625.31
 1/95         9,281.89                 9,688.82               9,900.59
 2/95         9,598.96                10,019.79              10,188.70
 3/95         9,680.46                10,104.86              10,305.87
 4/95         9,724.31                10,150.64              10,318.24
 5/95        10,045.89                10,486.32              10,647.39
 6/95         9,917.11                10,351.88              10,554.76
 7/95         9,971.25                10,408.41              10,655.03
 8/95        10,073.86                10,515.51              10,790.35
 9/95        10,128.26                10,572.29              10,858.33
10/95        10,290.51                10,741.66              11,015.77
11/95        10,522.36                10,983.67              11,198.63
12/95        10,636.84                11,103.17              11,306.14
 1/96        10,672.47                11,140.37              11,392.07
 2/96        10,608.54                11,073.64              11,314.60
 3/96        10,464.48                10,923.26              11,184.71
 4/96        10,420.32                10,877.16              11,162.79
 5/96        10,426.47                10,883.58              11,152.07
 6/96        10,533.86                10,995.68              11,280.43
 7/96        10,661.85                11,129.28              11,391.43
 8/96        10,647.56                11,114.36              11,379.70
 9/96        10,807.59                11,281.41              11,568.49
10/96        10,906.48                11,384.64              11,697.71
11/96        11,102.47                11,589.22              11,918.21
12/96        11,066.94                11,552.13              11,867.20
 1/97        11,044.70                11,528.91              11,888.09
 2/97        11,147.30                11,636.02              12,000.19
 3/97        11,017.44                11,500.46              11,845.15
 4/97        11,131.47                11,619.49              11,957.44
 5/97        11,288.87                11,783.79              12,160.24
 6/97        11,414.85                11,915.29              12,294.61
 7/97        11,778.87                12,295.27              12,653.86
 8/97        11,678.75                12,190.76              12,529.60
 9/97        11,806.40                12,324.01              12,678.57
10/97        11,880.31                12,401.16              12,764.91
11/97        11,943.39                12,467.01              12,839.46
12/97        12,094.83                12,625.09              13,034.75
 1/98        12,213.85                12,749.32              13,171.35
 2/98        12,244.50                12,781.32              13,180.71
 3/98        12,264.10                12,801.77              13,208.25
 4/98        12,171.50                12,705.12              13,124.78
 5/98        12,382.68                12,925.55              13,362.47
 6/98        12,436.42                12,981.65              13,424.07
 7/98        12,465.27                13,011.76              13,452.26
 8/98        12,642.53                13,196.79              13,666.69
 9/98        12,786.02                13,346.58              13,836.15
10/98        12,769.40                13,329.22              13,846.12
11/98        12,821.88                13,384.01              13,892.92
12/98        12,863.04                13,426.97              13,931.26
 1/99        12,971.99                13,540.70              14,102.75
 2/99        12,941.11                13,508.47              14,043.10
 3/99        12,956.90                13,524.95              14,057.14
 4/99        12,996.42                13,566.20              14,094.68
 5/99        12,941.58                13,508.95              14,013.77
 6/99        12,793.14                13,354.00              13,807.63
 7/99        12,799.15                13,360.28              13,856.09
 8/99        12,703.41                13,260.35              13,757.44
 9/99        12,667.46                13,222.82              13,756.06
10/99        12,486.19                13,033.60              13,596.35
11/99        12,586.95                13,138.78              13,755.30
12/99        12,476.69                13,023.69              13,648.28
 1/00        12,415.18                12,959.48              13,588.64
 2/00        12,625.25                13,178.75              13,760.13
 3/00        12,898.33                13,463.81              14,062.57
 4/00        12,835.90                13,398.65              13,972.43
 5/00        12,735.40                13,293.73              13,905.64
 6/00        13,062.95                13,635.65              14,280.96
 7/00        13,240.08                13,820.55              14,467.75
 8/00        13,392.61                13,979.76              14,684.05
 9/00        13,290.43                13,873.10              14,614.59
10/00        13,393.16                13,980.33              14,777.25
11/00        13,482.09                14,073.16              14,898.42
12/00        13,882.78                14,491.42              15,287.12
 1/01        13,972.46                14,585.03              15,428.38
 2/01        14,010.47                14,624.70              15,468.80
 3/01        14,101.25                14,719.47              15,625.81
 4/01        13,941.49                14,552.70              15,505.49
 5/01        14,082.71                14,700.12              15,662.71
 6/01        14,211.29                14,834.33              15,754.50
 7/01        14,433.98                15,066.79              15,976.01
 8/01        14,657.85                15,300.47              16,231.14
 9/01        14,558.62                15,196.89              16,105.84
10/01        14,689.21                15,333.20              16,287.51
11/01        14,600.78                15,240.90              16,166.33
12/01        14,416.23                15,048.25              16,026.98
 1/02        14,642.70                15,284.66              16,312.74
 2/02        14,842.58                15,493.30              16,524.15
 3/02        14,600.35                15,240.45              16,222.92
 4/02        14,787.96                15,436.28              16,529.37
 5/02        14,892.66                15,545.57              16,602.26
 6/02        15,025.95                15,684.71              16,775.09
 7/02        15,230.15                15,897.86              16,984.95
 8/02        15,378.34                16,052.55              17,199.64
 9/02        15,740.50                16,430.59              17,570.98
10/02        15,419.71                16,095.73              17,298.45
11/02        15,383.63                16,058.07              17,203.31
12/02        15,722.99                16,412.31              17,576.28
 1/03        15,643.27                16,329.10              17,537.26
 2/03        15,912.50                16,610.12              17,773.49
 3/03        15,890.70                16,587.36              17,791.79
 4/03        16,029.90                16,732.67              17,904.42
 5/03        16,402.75                17,121.87              18,308.16
 6/03        16,288.92                17,003.05              18,235.84
 7/03        15,684.60                16,372.23              17,619.29
 8/03        15,838.31                16,532.68              17,761.12
 9/03        16,321.85                17,037.42              18,272.82
10/03        16,296.39                17,010.85              18,188.58
11/03        16,505.31                17,228.92              18,374.65
12/03        16,644.78                17,374.51              18,507.69
 1/04        16,708.70                17,441.23              18,610.96
 2/04        17,017.14                17,763.19              18,882.12


                                    [CHART]

Nuveen New York Insured Municipal Bond Fund
Growth of an Assumed $10,000 Investment

                 Nuveen New York       Nuveen New York      Lehman Brothers
                 Insured Municipal     Insured Municipal    New York Insured
Date             Bond Fund (Offer)     Bond Fund (NAV)      Municipal Bond Index
 2/94            $ 9,580.00            $10,000.00           $10,000.00
 3/94              9,152.16              9,553.40             9,593.00
 4/94              9,164.97              9,566.77             9,674.54
 5/94              9,277.79              9,684.54             9,758.71
 6/94              9,217.49              9,621.59             9,699.18
 7/94              9,367.82              9,778.52             9,876.68
 8/94              9,389.84              9,801.50             9,911.24
 9/94              9,226.08              9,630.56             9,765.55
10/94              9,042.29              9,438.72             9,591.72
11/94              8,829.80              9,216.91             9,418.11
12/94              9,116.24              9,515.91             9,625.31
 1/95              9,374.68              9,785.68             9,900.59
 2/95              9,681.80             10,106.26            10,188.70
 3/95              9,742.31             10,169.43            10,305.87
 4/95              9,764.82             10,192.92            10,318.24
 5/95             10,124.16             10,568.02            10,647.39
 6/95              9,972.91             10,410.13            10,554.76
 7/95             10,014.69             10,453.75            10,655.03
 8/95             10,125.05             10,568.95            10,790.35
 9/95             10,187.02             10,633.63            10,858.33
10/95             10,367.13             10,821.63            11,015.77
11/95             10,567.21             11,030.49            11,198.63
12/95             10,680.39             11,148.63            11,306.14
 1/96             10,724.18             11,194.34            11,392.07
 2/96             10,667.98             11,135.68            11,314.60
 3/96             10,460.81             10,919.42            11,167.06
 4/96             10,414.36             10,870.94            11,132.33
 5/96             10,428.63             10,885.84            11,120.86
 6/96             10,533.44             10,995.24            11,263.77
 7/96             10,648.78             11,115.64            11,351.17
 8/96             10,651.87             11,118.86            11,341.64
 9/96             10,788.96             11,261.96            11,510.74
10/96             10,895.55             11,373.23            11,650.48
11/96             11,075.44             11,561.00            11,861.12
12/96             11,026.37             11,509.78            11,802.77
 1/97             10,998.04             11,480.20            11,822.48
 2/97             11,096.58             11,583.07            11,925.21
 3/97             10,941.78             11,421.48            11,759.69
 4/97             11,031.39             11,515.03            11,856.47
 5/97             11,174.80             11,664.72            12,037.29
 6/97             11,275.93             11,770.29            12,165.84
 7/97             11,571.14             12,078.43            12,520.72
 8/97             11,457.28             11,959.58            12,379.36
 9/97             11,581.36             12,089.10            12,528.29
10/97             11,640.77             12,151.12            12,614.36
11/97             11,700.26             12,213.21            12,688.15
12/97             11,825.92             12,344.38            12,902.83
 1/98             11,941.10             12,464.62            13,049.80
 2/98             11,957.34             12,481.57            13,035.57
 3/98             11,962.36             12,486.81            13,043.26
 4/98             11,899.32             12,421.01            12,945.05
 5/98             12,071.27             12,600.49            13,201.23
 6/98             12,120.16             12,651.52            13,264.46
 7/98             12,157.97             12,690.99            13,277.07
 8/98             12,298.03             12,837.19            13,519.64
 9/98             12,427.04             12,971.86            13,709.72
10/98             12,430.02             12,974.97            13,701.91
11/98             12,443.32             12,988.85            13,764.25
12/98             12,469.33             13,016.00            13,790.54
 1/99             12,576.56             13,127.94            13,969.68
 2/99             12,544.62             13,094.59            13,877.20
 3/99             12,547.50             13,097.60            13,891.63
 4/99             12,573.85             13,125.11            13,917.75
 5/99             12,518.03             13,066.83            13,802.93
 6/99             12,367.18             12,909.38            13,570.35
 7/99             12,382.02             12,924.87            13,615.13
 8/99             12,277.64             12,815.91            13,494.50
 9/99             12,244.86             12,781.69            13,476.28
10/99             12,103.56             12,634.19            13,288.83
11/99             12,195.79             12,730.47            13,475.27
12/99             12,113.83             12,644.92            13,336.61
 1/00             12,043.81             12,571.83            13,259.26
 2/00             12,230.49             12,766.69            13,458.68
 3/00             12,479.38             13,026.49            13,800.80
 4/00             12,420.73             12,965.27            13,667.90
 5/00             12,349.31             12,890.72            13,572.49
 6/00             12,638.65             13,192.75            14,013.60
 7/00             12,804.85             13,366.23            14,199.14
 8/00             12,959.15             13,527.30            14,450.18
 9/00             12,887.36             13,452.36            14,360.73
10/00             13,017.78             13,588.49            14,543.40
11/00             13,125.56             13,701.01            14,669.64
12/00             13,448.58             14,038.19            15,129.39
 1/01             13,516.37             14,108.94            15,259.04
 2/01             13,571.78             14,166.79            15,272.32
 3/01             13,679.00             14,278.70            15,439.86
 4/01             13,540.16             14,133.78            15,287.77
 5/01             13,672.99             14,272.43            15,467.10
 6/01             13,780.32             14,384.47            15,554.95
 7/01             13,966.77             14,579.09            15,795.74
 8/01             14,140.93             14,760.89            16,060.48
 9/01             14,064.15             14,680.74            15,915.62
10/01             14,173.00             14,794.37            16,126.97
11/01             14,093.64             14,711.52            15,988.61
12/01             13,960.45             14,572.49            15,821.52
 1/02             14,176.28             14,797.79            16,148.56
 2/02             14,352.49             14,981.72            16,370.11
 3/02             14,095.72             14,713.70            16,039.44
 4/02             14,314.07             14,941.61            16,381.24
 5/02             14,408.97             15,040.68            16,460.52
 6/02             14,545.57             15,183.26            16,638.95
 7/02             14,709.93             15,354.83            16,869.74
 8/02             14,943.82             15,598.98            17,107.77
 9/02             15,373.01             16,046.98            17,557.70
10/02             15,052.32             15,712.24            17,282.05
11/02             14,988.20             15,645.30            17,194.08
12/02             15,368.45             16,042.23            17,591.78
 1/03             15,282.85             15,952.87            17,540.94
 2/03             15,566.19             16,248.64            17,800.55
 3/03             15,536.93             16,218.09            17,826.54
 4/03             15,736.27             16,426.17            18,002.31
 5/03             16,123.38             16,830.25            18,448.22
 6/03             15,964.08             16,663.97            18,340.30
 7/03             15,269.16             15,938.59            17,622.09
 8/03             15,457.28             16,134.95            17,779.11
 9/03             15,937.23             16,635.94            18,313.72
10/03             15,878.10             16,574.22            18,210.44
11/03             16,099.13             16,804.93            18,410.75
12/03             16,216.33             16,927.27            18,573.69
 1/04             16,244.06             16,956.22            18,689.40
 2/04             16,557.41             17,283.30            18,975.91


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. The Lehman Brothers New York Municipal Bond Index is composed of a broad range of New York investment-grade municipal bonds while the Lehman Brothers New York Insured Municipal Bond Index is composed of a broad range of New York insured municipal bonds. The indexes do not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Funds returns include reinvestment of all dividends and distributions, and the Funds returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.



                            Annual Report l Page 12

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04               Nuveen New York Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.10   $11.11   $11.12   $11.13
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0420  $0.0355  $0.0375  $0.0440
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0062  $0.0062  $0.0062  $0.0062
         --------------------------------------------------------------
         Inception Date              9/07/94  2/03/97  9/14/94 12/22/86
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787. Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         6.94%  2.43%
                  -------------------------------------------
                  5-Year                         5.63%  4.73%
                  -------------------------------------------
                  10-Year                        5.91%  5.46%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         6.07%  2.07%
                  -------------------------------------------
                  5-Year                         4.85%  4.68%
                  -------------------------------------------
                  10-Year                        5.33%  5.33%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.30%
                  -------------------------------------------
                  5-Year                         5.05%
                  -------------------------------------------
                  10-Year                        5.33%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         7.06%
                  -------------------------------------------
                  5-Year                         5.85%
                  -------------------------------------------
                  10-Year                        6.17%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/3/                4.54%  4.34%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.17%  3.04%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.77%  4.57%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.83%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.58%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.88%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.04%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.77%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.17%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.74%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.51%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.28%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            6.43%        2.00%
                            ------------------------------------------
                            5-Year            5.47%        4.58%
                            ------------------------------------------
                            10-Year           6.32%        5.86%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            5.67%        1.67%
                            ------------------------------------------
                            5-Year            4.70%        4.53%
                            ------------------------------------------
                            10-Year           5.73%        5.73%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.89%
                            ------------------------------------------
                            5-Year            4.90%
                            ------------------------------------------
                            10-Year           5.73%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            6.65%
                            ------------------------------------------
                            5-Year            5.69%
                            ------------------------------------------
                            10-Year           6.58%
                            ------------------------------------------

Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed  44%
AA                   27%
A                     9%
BBB                  15%
NR                    4%
BB or Lower           1%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  24%
                  -------------------------------------------
                  Healthcare                              12%
                  -------------------------------------------
                  Education and Civic Organizations       12%
                  -------------------------------------------
                  Utilities                               11%
                  -------------------------------------------
                  U.S. Guaranteed                         10%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $350,944
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.14
                  -------------------------------------------
                  Duration                               6.35
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2Paid December 1, 2003. Ordinary income is subject to federal taxation.
3The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.5%.
5As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 13

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04       Nuveen New York Insured Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.98   $11.00   $10.98   $11.00
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0385  $0.0315  $0.0335  $0.0400
         --------------------------------------------------------------
         Latest Capital Gain/2/      $0.1411  $0.1411  $0.1411  $0.1411
         --------------------------------------------------------------
         Inception Date              9/07/94  2/11/97  9/14/94 12/22/86
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call
(800) 257-8787.
Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         6.37%  1.89%
                  -------------------------------------------
                  5-Year                         5.71%  4.80%
                  -------------------------------------------
                  10-Year                        5.62%  5.17%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.64%  1.64%
                  -------------------------------------------
                  5-Year                         4.92%  4.76%
                  -------------------------------------------
                  10-Year                        5.01%  5.01%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.78%
                  -------------------------------------------
                  5-Year                         5.11%
                  -------------------------------------------
                  10-Year                        5.00%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.53%
                  -------------------------------------------
                  5-Year                         5.90%
                  -------------------------------------------
                  10-Year                        5.85%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/3/                4.20%  4.03%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.76%  2.64%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.14%  3.97%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.43%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.15%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.23%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.66%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.34%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.52%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.36%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.08%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.63%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.68%        1.21%
                            ------------------------------------------
                            5-Year            5.53%        4.62%
                            ------------------------------------------
                            10-Year           6.02%        5.57%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.96%        0.96%
                            ------------------------------------------
                            5-Year            4.74%        4.58%
                            ------------------------------------------
                            10-Year           5.40%        5.40%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.10%
                            ------------------------------------------
                            5-Year            4.93%
                            ------------------------------------------
                            10-Year           5.40%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.84%
                            ------------------------------------------
                            5-Year            5.74%
                            ------------------------------------------
                            10-Year           6.25%
                            ------------------------------------------
Bond Credit Quality/5/
                                    [CHART]

Insured/U.S. Guaranteed     12%
Insured                     88%
               The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  22%
                  -------------------------------------------
                  Healthcare                              16%
                  -------------------------------------------
                  U.S. Guaranteed                         12%
                  -------------------------------------------
                  Tax Obligation/General                  11%
                  -------------------------------------------
                  Transportation                          11%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $385,138
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.08
                  -------------------------------------------
                  Duration                               5.61
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.5%.
5As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 14

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
February 29, 2004

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.6%

    $  4,975 Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,
              Series 2002, 5.375%, 5/15/33
----------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 20.5%

             Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy Issue,
             Series 1996A:
       1,000  5.700%, 3/01/16 - FSA Insured
       2,000  5.750%, 3/01/26 - FSA Insured

             Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan
             Program, Series 1996A:
         915  6.300%, 11/15/10 (Alternative Minimum Tax)
         690  6.350%, 11/15/11 (Alternative Minimum Tax)

         905 Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan
              Program, Series 2001A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA Insured

       3,125 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University
              Issue, Series 1998E, 5.000%, 7/01/28 - RAAI Insured

       1,500 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School Issue,
              Series B, 5.400%, 7/01/23 - MBIA Insured

         500 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College Issue,
              Series 1996E, 5.875%, 7/01/26 - MBIA Insured

       1,490 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School
              Issue, Series A, 5.000%, 7/01/18 - RAAI Insured

       1,000 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Suffield Academy
              Issue, Series A, 5.400%, 7/01/27 - MBIA Insured

             Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,
             Series 1999I:
         925  5.250%, 7/01/25 - MBIA Insured
       2,755  5.500%, 7/01/29 - MBIA Insured

       2,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial
              Hall Issue, Series 1999A, 5.625%, 7/01/29 - MBIA Insured

             State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State
             University System Issue, Series 1999C:
       1,155  5.500%, 11/01/17 - FSA Insured
       1,155  5.500%, 11/01/18 - FSA Insured
       1,155  5.500%, 11/01/19 - FSA Insured

         750 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College
              Issue, Series D, 5.750%, 7/01/30 - MBIA Insured

       2,250 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2001G,
              5.000%, 7/01/31 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,
             Series 2001D:
       1,000  5.500%, 7/01/23
         500  5.250%, 7/01/31

         925 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy,
              Series 2001B, 5.000%, 3/01/32 - FSA Insured

         900 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee
              School, Series 2001E, 5.250%, 7/01/21

       6,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford Issue,
              Series 2002E, 5.250%, 7/01/32 - RAAI Insured

       4,500 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue,
              Series 2002W, 5.125%, 7/01/27

                                                                                                           Optional Call
Description                                                                                                  Provisions*
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.6%

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,                  5/12 at 100.00
 Series 2002, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 20.5%

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy Issue,
Series 1996A:
 5.700%, 3/01/16 - FSA Insured                                                                           3/06 at 101.00
 5.750%, 3/01/26 - FSA Insured                                                                           3/06 at 101.00

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan
Program, Series 1996A:
 6.300%, 11/15/10 (Alternative Minimum Tax)                                                             11/04 at 102.00
 6.350%, 11/15/11 (Alternative Minimum Tax)                                                             11/04 at 102.00

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan           11/11 at 100.00
 Program, Series 2001A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University  7/08 at 101.00
 Issue, Series 1998E, 5.000%, 7/01/28 - RAAI Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School Issue,       7/05 at 101.00
 Series B, 5.400%, 7/01/23 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College Issue,   7/06 at 102.00
 Series 1996E, 5.875%, 7/01/26 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School        7/08 at 101.00
 Issue, Series A, 5.000%, 7/01/18 - RAAI Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Suffield Academy         7/07 at 102.00
 Issue, Series A, 5.400%, 7/01/27 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,
Series 1999I:
 5.250%, 7/01/25 - MBIA Insured                                                                          7/09 at 101.00
 5.500%, 7/01/29 - MBIA Insured                                                                          7/09 at 101.00

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial          7/09 at 101.00
 Hall Issue, Series 1999A, 5.625%, 7/01/29 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State
University System Issue, Series 1999C:
 5.500%, 11/01/17 - FSA Insured                                                                         11/09 at 101.00
 5.500%, 11/01/18 - FSA Insured                                                                         11/09 at 101.00
 5.500%, 11/01/19 - FSA Insured                                                                         11/09 at 101.00

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College      7/10 at 101.00
 Issue, Series D, 5.750%, 7/01/30 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2001G,    7/11 at 101.00
 5.000%, 7/01/31 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,
Series 2001D:
 5.500%, 7/01/23                                                                                         7/11 at 101.00
 5.250%, 7/01/31                                                                                         7/11 at 101.00

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy,                3/11 at 101.00
 Series 2001B, 5.000%, 3/01/32 - FSA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee           7/11 at 101.00
 School, Series 2001E, 5.250%, 7/01/21

Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford Issue,     7/12 at 101.00
 Series 2002E, 5.250%, 7/01/32 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue,            7/09 at 100.00
 Series 2002W, 5.125%, 7/01/27

                                                                                                                       Market
Description                                                                                              Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.6%

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,                       BBB $4,790,278
 Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 20.5%

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy Issue,
Series 1996A:
 5.700%, 3/01/16 - FSA Insured                                                                                AAA  1,088,880
 5.750%, 3/01/26 - FSA Insured                                                                                AAA  2,164,920

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan
Program, Series 1996A:
 6.300%, 11/15/10 (Alternative Minimum Tax)                                                                   Aa3    923,912
 6.350%, 11/15/11 (Alternative Minimum Tax)                                                                   Aa3    691,753

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan                 Aaa    969,174
 Program, Series 2001A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University        AA  3,188,281
 Issue, Series 1998E, 5.000%, 7/01/28 - RAAI Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School Issue,            AAA  1,582,290
 Series B, 5.400%, 7/01/23 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College Issue,        AAA    555,100
 Series 1996E, 5.875%, 7/01/26 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School              AA  1,550,747
 Issue, Series A, 5.000%, 7/01/18 - RAAI Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Suffield Academy              AAA  1,091,110
 Issue, Series A, 5.400%, 7/01/27 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,
Series 1999I:
 5.250%, 7/01/25 - MBIA Insured                                                                               AAA    992,654
 5.500%, 7/01/29 - MBIA Insured                                                                               AAA  3,042,925

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial               Aaa  2,236,040
 Hall Issue, Series 1999A, 5.625%, 7/01/29 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State
University System Issue, Series 1999C:
 5.500%, 11/01/17 - FSA Insured                                                                               AAA  1,326,552
 5.500%, 11/01/18 - FSA Insured                                                                               AAA  1,322,232
 5.500%, 11/01/19 - FSA Insured                                                                               AAA  1,314,540

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College           AAA    855,518
 Issue, Series D, 5.750%, 7/01/30 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2001G,         AAA  2,372,625
 5.000%, 7/01/31 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,
Series 2001D:
 5.500%, 7/01/23                                                                                               A2  1,103,750
 5.250%, 7/01/31                                                                                               A2    532,440

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy,                     AAA    971,879
 Series 2001B, 5.000%, 3/01/32 - FSA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee                 A2    978,561
 School, Series 2001E, 5.250%, 7/01/21

Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford Issue,           AA  6,321,240
 Series 2002E, 5.250%, 7/01/32 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue,                 AAA  4,780,125
 Series 2002W, 5.125%, 7/01/27

----
15

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  2,250 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,
              Series 2003-X1, 5.000%, 7/01/42

       1,540 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School,
              Series 2003B, 5.000%, 7/01/33 - MBIA Insured

       2,160 The University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2002A,
              5.250%, 5/15/18

       3,120 The University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A,
              5.250%, 11/15/20 - FGIC Insured

       1,500 The University of Connecticut, General Obligation Bonds, Series 2001A, 5.250%, 4/01/20

       1,000 The University of Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/19

       7,000 The University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/13 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 8.4%

         900 Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Raphael Hospital Issue,
              Series 1991D, 6.625%, 7/01/14 - AMBAC Insured

       2,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue,
              Series 1992A, 6.625%, 7/01/18 - MBIA Insured

         800 Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Britain General Hospital
              Issue, Series 1994B, 6.000%, 7/01/24 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital Issue,
              Series 1999G, 5.000%, 7/01/18 - MBIA Insured

             Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care
             Issue, Series 1997B:
       1,000  5.375%, 7/01/17
       3,500  5.500%, 7/01/27

       1,550 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Hospital
              Issue, Series A, 5.800%, 7/01/26 - MBIA Insured

       2,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital
              Issue, Series 1997D, 5.750%, 7/01/27 - AMBAC Insured

             State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital
             Issue, Series G:
         500  5.700%, 7/01/22 - AMBAC Insured
       1,000  5.625%, 7/01/25 - AMBAC Insured

       1,500 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East
              Issue, Series 1999F, 5.750%, 11/15/29 - MBIA Insured

       2,725 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Waterbury Hospital
              Issue, Series C, 5.750%, 7/01/20 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health
              Network Issue, Series 2000A, 6.000%, 7/01/25 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital Issue,
              Series 2002B, 5.500%, 7/01/32 - RAAI Insured

       2,250 Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Pfizer Inc. Project,
              Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.9%

       1,890 Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds Stratfield
              Apartments Project, Series 1999, 7.250%, 12/01/24 (Alternative Minimum Tax)

       2,000 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1999D-2,
              6.200%, 11/15/41 (Alternative Minimum Tax)

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,                7/13 at 100.00       AAA
 Series 2003-X1, 5.000%, 7/01/42

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School,               7/13 at 100.00       AAA
 Series 2003B, 5.000%, 7/01/33 - MBIA Insured

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2002A,              5/12 at 100.00       AA-
 5.250%, 5/15/18

The University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A,                      11/12 at 101.00       AAA
 5.250%, 11/15/20 - FGIC Insured

The University of Connecticut, General Obligation Bonds, Series 2001A, 5.250%, 4/01/20                  4/11 at 101.00        AA

The University of Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/19                  4/12 at 100.00        AA

The University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/13 - MBIA             No Opt. Call       AAA
 Insured
---------------------------------------------------------------------------------------------------------------------------------
Healthcare - 8.4%

Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Raphael Hospital Issue,     7/04 at 100.00       AAA
 Series 1991D, 6.625%, 7/01/14 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue,      7/04 at 100.00       AAA
 Series 1992A, 6.625%, 7/01/18 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Britain General Hospital    7/04 at 102.00       AAA
 Issue, Series 1994B, 6.000%, 7/01/24 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital Issue,        7/09 at 101.00       Aaa
 Series 1999G, 5.000%, 7/01/18 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care
Issue, Series 1997B:
 5.375%, 7/01/17                                                                                       7/07 at 102.00       Ba1
 5.500%, 7/01/27                                                                                       7/07 at 102.00       Ba1

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Hospital     7/06 at 102.00       AAA
 Issue, Series A, 5.800%, 7/01/26 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital      7/07 at 102.00       AAA
 Issue, Series 1997D, 5.750%, 7/01/27 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital
Issue, Series G:
 5.700%, 7/01/22 - AMBAC Insured                                                                       7/09 at 101.00       AAA
 5.625%, 7/01/25 - AMBAC Insured                                                                       7/09 at 101.00       AAA

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East  11/09 at 101.00       AAA
 Issue, Series 1999F, 5.750%, 11/15/29 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Waterbury Hospital     7/09 at 101.00        AA
 Issue, Series C, 5.750%, 7/01/20 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health      7/10 at 101.00        AA
 Network Issue, Series 2000A, 6.000%, 7/01/25 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital Issue,         7/12 at 101.00        AA
 Series 2002B, 5.500%, 7/01/32 - RAAI Insured

Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Pfizer Inc. Project,  7/05 at 102.00       AAA
 Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 1.9%

Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds Stratfield 12/09 at 102.00       N/R
 Apartments Project, Series 1999, 7.250%, 12/01/24 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1999D-2,         12/09 at 100.00       AAA
 6.200%, 11/15/41 (Alternative Minimum Tax)

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,               $2,352,578
 Series 2003-X1, 5.000%, 7/01/42

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School,               1,627,611
 Series 2003B, 5.000%, 7/01/33 - MBIA Insured

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2002A,              2,418,768
 5.250%, 5/15/18

The University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A,                       3,483,917
 5.250%, 11/15/20 - FGIC Insured

The University of Connecticut, General Obligation Bonds, Series 2001A, 5.250%, 4/01/20                  1,647,045

The University of Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/19                  1,123,490

The University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/13 - MBIA           7,998,200
 Insured
-----------------------------------------------------------------------------------------------------------------
Healthcare - 8.4%

Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Raphael Hospital Issue,       937,620
 Series 1991D, 6.625%, 7/01/14 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue,      2,028,900
 Series 1992A, 6.625%, 7/01/18 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Britain General Hospital      827,304
 Issue, Series 1994B, 6.000%, 7/01/24 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital Issue,        1,075,330
 Series 1999G, 5.000%, 7/01/18 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care
Issue, Series 1997B:
 5.375%, 7/01/17                                                                                         843,910
 5.500%, 7/01/27                                                                                       2,767,065

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Hospital     1,709,805
 Issue, Series A, 5.800%, 7/01/26 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital      2,229,620
 Issue, Series 1997D, 5.750%, 7/01/27 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital
Issue, Series G:
 5.700%, 7/01/22 - AMBAC Insured                                                                         562,425
 5.625%, 7/01/25 - AMBAC Insured                                                                       1,101,870

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East   1,686,780
 Issue, Series 1999F, 5.750%, 11/15/29 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Waterbury Hospital     2,965,400
 Issue, Series C, 5.750%, 7/01/20 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health      2,262,840
 Network Issue, Series 2000A, 6.000%, 7/01/25 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital Issue,         2,152,980
 Series 2002B, 5.500%, 7/01/32 - RAAI Insured

Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Pfizer Inc. Project,  2,461,028
 Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 1.9%

Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds Stratfield  1,969,229
 Apartments Project, Series 1999, 7.250%, 12/01/24 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1999D-2,          2,133,160
 6.200%, 11/15/41 (Alternative Minimum Tax)

----
16

   Principal                                                                                                       Optional Call
Amount (000) Description                                                                                             Provisions*
---------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  1,470 New Britain, Connecticut, Senior Citizens Housing Development Corporation, Mortgage Revenue          7/04 at 100.00
              Refunding Bonds, FHA-Insured Mortgage Loan - Nathan Hale Apartments Section 8 Assisted Project,
              Series 1992A, 6.875%, 7/01/24
---------------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.1%

       1,500 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2002F-3,      11/12 at 100.00
              5.250%, 5/15/33 (Alternative Minimum Tax)

       1,985 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001A-1,       5/10 at 100.00
              5.250%, 11/15/28

       1,595 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C,        11/10 at 100.00
              5.300%, 11/15/33 (Alternative Minimum Tax)

         945 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001D-2,       5/12 at 100.00
              5.350%, 11/15/32 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.6%

         500 Connecticut Housing Finance Authority, Group Home Mortgage Finance Program, Special Obligation       6/10 at 102.00
              Bonds, Series GH-5, 5.850%, 6/15/30 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Hebrew  8/08 at 102.00
              Home and Hospital Issue, Series 1999B, 5.200%, 8/01/38

             Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds,
             Church Homes, Inc. - Congregational Avery Heights Project, Series 1997:
       1,700  5.700%, 4/01/12                                                                                     4/07 at 102.00
       2,560  5.800%, 4/01/21                                                                                     4/07 at 102.00

       1,875 Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Elim    12/06 at 103.00
              Park Baptist Home, Inc. Project, Series 1998A, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds,
             Connecticut Baptist Homes, Inc. Project, Series 1999:
       1,000  5.500%, 9/01/15 - RAAI Insured                                                                      9/09 at 102.00
         500  5.625%, 9/01/22 - RAAI Insured                                                                      9/09 at 102.00

       1,000 Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Mary    12/09 at 102.00
              Wade Home, Inc. Project, Series 1999A, 6.375%, 12/01/18

             Connecticut Development Authority, Revenue Refunding Bonds, Duncaster Inc. Project, Series 1999A:
       2,200  5.250%, 8/01/19 - RAAI Insured                                                                      2/10 at 102.00
       3,910  5.375%, 8/01/24 - RAAI Insured                                                                      2/10 at 102.00
---------------------------------------------------------------------------------------------------------------------------------
             Materials - 0.3%

       1,000 Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds, International Paper          10/07 at 102.00
              Company Project, Series 1997A, 5.700%, 10/01/21 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.8%

       2,800 Bridgeport, Connecticut, General Obligation Bonds, Series 1997A, 5.250%, 3/01/17 - AMBAC Insured     3/07 at 101.00

       1,500 Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 - FGIC    8/12 at 100.00
              Insured

       1,440 Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 - FSA Insured       9/13 at 100.00

         325 Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09                             No Opt. Call

             Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
         660  5.625%, 10/15/18                                                                                   10/09 at 101.00
         660  5.625%, 10/15/19                                                                                   10/09 at 101.00

         395 Town of Colchester, Connecticut, General Obligation Bonds, Series 2001, 5.500%, 6/15/14 - FGIC       6/11 at 102.00
              Insured

         500 Connecticut, General Obligation Bonds, Series 1999B, 5.500%, 11/01/18                               11/09 at 101.00

             State of Connecticut, General Obligation Bonds, Series 2002B:
       1,000  5.500%, 6/15/19                                                                                     6/12 at 100.00
       2,000  5.500%, 6/15/21                                                                                     6/12 at 100.00

                                                                                                                  Market
Description                                                                                         Ratings**      Value
------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily (continued)

New Britain, Connecticut, Senior Citizens Housing Development Corporation, Mortgage Revenue               AAA $1,549,013
 Refunding Bonds, FHA-Insured Mortgage Loan - Nathan Hale Apartments Section 8 Assisted Project,
 Series 1992A, 6.875%, 7/01/24
------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 2.1%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2002F-3,            AAA  1,560,510
 5.250%, 5/15/33 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001A-1,            AAA  2,070,831
 5.250%, 11/15/28

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C,              AAA  1,656,344
 5.300%, 11/15/33 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001D-2,            AAA    988,234
 5.350%, 11/15/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 5.6%

Connecticut Housing Finance Authority, Group Home Mortgage Finance Program, Special Obligation            AAA    543,525
 Bonds, Series GH-5, 5.850%, 6/15/30 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Hebrew       AAA  1,042,570
 Home and Hospital Issue, Series 1999B, 5.200%, 8/01/38

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds,
Church Homes, Inc. - Congregational Avery Heights Project, Series 1997:
 5.700%, 4/01/12                                                                                        BBB-  1,717,680
 5.800%, 4/01/21                                                                                        BBB-  2,476,109

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Elim         BBB+  1,929,038
 Park Baptist Home, Inc. Project, Series 1998A, 5.375%, 12/01/18

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds,
Connecticut Baptist Homes, Inc. Project, Series 1999:
 5.500%, 9/01/15 - RAAI Insured                                                                           AA  1,098,750
 5.625%, 9/01/22 - RAAI Insured                                                                           AA    541,520

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Mary          N/R  1,106,120
 Wade Home, Inc. Project, Series 1999A, 6.375%, 12/01/18

Connecticut Development Authority, Revenue Refunding Bonds, Duncaster Inc. Project, Series 1999A:
 5.250%, 8/01/19 - RAAI Insured                                                                           AA  2,351,096
 5.375%, 8/01/24 - RAAI Insured                                                                           AA  4,147,923
------------------------------------------------------------------------------------------------------------------------
Materials - 0.3%

Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds, International Paper                BBB  1,036,210
 Company Project, Series 1997A, 5.700%, 10/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 17.8%

Bridgeport, Connecticut, General Obligation Bonds, Series 1997A, 5.250%, 3/01/17 - AMBAC Insured          AAA  3,067,176

Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 - FGIC         Aaa  1,681,305
 Insured

Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 - FSA Insured            AAA  1,578,686

Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09                                 A3    397,075

Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
 5.625%, 10/15/18                                                                                        Aa3    761,079
 5.625%, 10/15/19                                                                                        Aa3    758,703

Town of Colchester, Connecticut, General Obligation Bonds, Series 2001, 5.500%, 6/15/14 - FGIC            Aaa    455,909
 Insured

Connecticut, General Obligation Bonds, Series 1999B, 5.500%, 11/01/18                                      AA    572,395

State of Connecticut, General Obligation Bonds, Series 2002B:
 5.500%, 6/15/19                                                                                          AA  1,138,610
 5.500%, 6/15/21                                                                                          AA  2,244,060

----
17

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  5,000 State of Connecticut, General Obligation Bonds, Residual        No Opt. Call       Aa2 $7,878,150
              Certificates Series 514, 14.120%, 12/15/13 (IF)

       1,000 State of Connecticut, General Obligation Bonds, Series       11/12 at 100.00        AA  1,110,160
              2002D, 5.375%, 11/15/21

       1,000 State of Connecticut, General Obligation Bonds, Series       11/11 at 100.00        AA  1,073,050
              2001D, 5.000%, 11/15/20

       2,500 State of Connecticut, General Obligation Bonds, Series        4/12 at 100.00        AA  2,809,250
              2002A, 5.375%, 4/15/19

       1,015 East Lyme, Connecticut, General Obligation Bonds, Series      7/11 at 102.00       Aaa  1,132,151
              2001, 5.000%, 7/15/16 - FGIC Insured

             Town of Glastonbury, Connecticut, General Obligation Bonds,
             Issue of 1988:
         200  7.200%, 8/15/06                                                No Opt. Call       Aa1    227,876
         200  7.200%, 8/15/07                                                No Opt. Call       Aa1    236,440
         200  7.200%, 8/15/08                                                No Opt. Call       Aa1    243,584

             Town of Griswold, Connecticut, General Obligation Bonds,
             Issue of 1989:
         200  7.500%, 4/01/04 - MBIA Insured                                 No Opt. Call       AAA    201,214
         150  7.500%, 4/01/05 - MBIA Insured                                 No Opt. Call       AAA    160,489

         340 City of Middletown, Connecticut, General Obligation Bonds,      No Opt. Call        AA    379,848
              6.900%, 4/15/06

         500 City of New Haven, Connecticut, General Obligation Bonds,     2/08 at 101.00       AAA    525,645
              Series 1999, 4.700%, 2/01/15 - FGIC Insured

       1,630 City of New Haven, Connecticut, General Obligation Bonds,    11/10 at 101.00       AAA  1,756,602
              Series 2001A, 5.000%, 11/01/20 - FGIC Insured

             City of New London, Connecticut General Obligation Bonds,
             Water Department Revenue Series 20:
         120  7.300%, 12/01/05                                               No Opt. Call        A+    132,686
         100  7.300%, 12/01/07                                               No Opt. Call        A+    119,492

         975 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A  1,052,025
              2000A, 6.000%, 6/01/20 - ACA Insured

             Town of Old Saybrook, Connecticut, General Obligation Bonds:
         160  7.400%, 5/01/08                                                No Opt. Call        A1    193,450
         160  7.400%, 5/01/09                                                No Opt. Call        A1    197,882

             Town of Old Saybrook, Connecticut, General Obligation Bonds:
         275  6.500%, 2/15/10 - AMBAC Insured                                No Opt. Call       AAA    334,309
         270  6.500%, 2/15/11 - AMBAC Insured                                No Opt. Call       AAA    334,662

             Regional School District No. 16, Towns of Beacon Falls and
             Prospect, Connecticut, General Obligation Bonds, Issue of
             2000:
         650  5.500%, 3/15/18 - FSA Insured                                3/10 at 101.00       Aaa    741,228
         650  5.625%, 3/15/19 - FSA Insured                                3/10 at 101.00       Aaa    746,259
         650  5.700%, 3/15/20 - FSA Insured                                3/10 at 101.00       Aaa    746,798

       1,460 Regional School District No. 008, Towns of Andover, Hebron,   5/11 at 101.00       Aaa  1,570,215
              and Marlborough, County of Tolland, Connecticut, General
              Obligation Bonds, Series 2002, 5.000%, 5/01/21 - FSA
              Insured

         420 Regional School District No. 15, Connecticut, General         8/10 at 101.00       Aaa    443,680
              Obligation Bonds, Series 2002, 5.000%, 8/15/22 -
              FSA Insured

             Town of Stratford, Connecticut, General Obligation Bonds,
             Series 2002:
       2,050  4.000%, 2/15/16 - FSA Insured                                2/12 at 100.00       AAA  2,102,767
       2,065  4.000%, 2/15/17 - FSA Insured                                2/12 at 100.00       AAA  2,102,377

       3,700 Commonwealth of Puerto Rico, Public Improvement Bonds,          No Opt. Call       AAA  5,683,348
              TICS, 15.457%, 7/01/19 (IF) - FSA Insured

             City of Waterbury, Connecticut, General Obligation Bonds,
             Series 2002A:
       1,500  5.375%, 4/01/16 - FSA Insured                                4/12 at 100.00       AAA  1,707,705
       1,090  5.375%, 4/01/17 - FSA Insured                                4/12 at 100.00       AAA  1,234,916

             City of Waterbury, Connecticut, General Obligation Tax
             Revenue Intercept Bonds, Issue of 2000:
         910  6.000%, 2/01/18 - RAAI Insured                               2/09 at 101.00        AA  1,026,007
       1,025  6.000%, 2/01/20 - RAAI Insured                               2/09 at 101.00        AA  1,155,667

       1,630 Town of Westport, Connecticut, General Obligation Bonds,      2/12 at 100.00       Aaa  1,734,581
              Series 2003, 4.875%, 2/01/20

----
18

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Town of Winchester, Connecticut General Obligation Bonds:
    $    140  6.750%, 4/15/06
         140  6.750%, 4/15/07
         140  6.750%, 4/15/08
         140  6.750%, 4/15/09
         140  6.750%, 4/15/10
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 13.3%

             State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
             Program Issue, St. Camillus Health Center Project, Series 1994:
       2,000  6.250%, 11/01/18
       3,695  6.250%, 11/01/18 - AMBAC Insured

         880 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities
              Program, Series A, 5.000%, 7/01/28 - AMBAC Insured

       5,000 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
              Program Issue, Saint Joseph's Manor Project, Series 1994, 6.250%, 11/01/16 - AMBAC Insured

       3,000 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
              Program Issue, The Jewish Home for the Elderly of Fairfield County Project, Series 1994,
              6.250%, 11/01/20 - AMBAC Insured

       2,895 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for
              Waterbury, Inc. Issue, Series 1998A, 6.750%, 7/01/28

       4,365 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
              Program Issue, 3030 Park Fairfield Health Center Project, Series 1996, 6.250%, 11/01/21

             Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002A:
       1,500  5.375%, 7/01/18 - FSA Insured
       1,780  5.375%, 7/01/19 - FSA Insured

       4,000 Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002B,
              5.000%, 12/01/20 - AMBAC Insured

       1,000 Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2003B,
              5.000%, 1/01/23 - FGIC Insured

       1,150 State of Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,
              Series 1992B, 6.125%, 9/01/12

             Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
       1,275  5.000%, 12/15/20
       1,000  5.000%, 12/15/30

       1,000 Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B,
              5.750%, 7/01/19 - MBIA Insured

       2,000 Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Notes, Series 1999A,
              6.500%, 10/01/24

         725 Town of Woodstock, Connecticut, Special General Obligation Bonds, Woodstock Academy, Issue of
              1990, 6.900%, 3/01/06 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Transportation - 1.7%

       2,100 Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A,
              5.125%, 10/01/26 (Alternative Minimum Tax) - FGIC Insured

       1,000 Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A, 6.500%, 7/01/25

       1,360 City of New Haven, Connecticut, Air Rights Parking Facility Revenue Refunding Bonds, Series 2002,
              5.375%, 12/01/14 - AMBAC Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines, Inc. Project,
              Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Town of Winchester, Connecticut General Obligation Bonds:
 6.750%, 4/15/06                                                                                         No Opt. Call        A2
 6.750%, 4/15/07                                                                                         No Opt. Call        A2
 6.750%, 4/15/08                                                                                         No Opt. Call        A2
 6.750%, 4/15/09                                                                                         No Opt. Call        A2
 6.750%, 4/15/10                                                                                         No Opt. Call        A2
---------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 13.3%

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
Program Issue, St. Camillus Health Center Project, Series 1994:
 6.250%, 11/01/18                                                                                     11/04 at 102.00        AA
 6.250%, 11/01/18 - AMBAC Insured                                                                     11/04 at 102.00       AAA

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities  7/08 at 102.00       AAA
 Program, Series A, 5.000%, 7/01/28 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home          11/04 at 102.00       AAA
 Program Issue, Saint Joseph's Manor Project, Series 1994, 6.250%, 11/01/16 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home          11/04 at 102.00       AAA
 Program Issue, The Jewish Home for the Elderly of Fairfield County Project, Series 1994,
 6.250%, 11/01/20 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for  7/08 at 105.00         A
 Waterbury, Inc. Issue, Series 1998A, 6.750%, 7/01/28

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home          11/06 at 102.00        AA
 Program Issue, 3030 Park Fairfield Health Center Project, Series 1996, 6.250%, 11/01/21

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002A:
 5.375%, 7/01/18 - FSA Insured                                                                         7/12 at 100.00       AAA
 5.375%, 7/01/19 - FSA Insured                                                                         7/12 at 100.00       AAA

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002B,       12/12 at 100.00       AAA
 5.000%, 12/01/20 - AMBAC Insured

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2003B,        1/14 at 100.00       AAA
 5.000%, 1/01/23 - FGIC Insured

State of Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,               No Opt. Call       AA-
 Series 1992B, 6.125%, 9/01/12

Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
 5.000%, 12/15/20                                                                                     12/11 at 101.00       AA-
 5.000%, 12/15/30                                                                                     12/11 at 101.00       AA-

Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B,                  7/10 at 101.00       AAA
 5.750%, 7/01/19 - MBIA Insured

Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Notes, Series 1999A,                10/10 at 101.00       BBB
 6.500%, 10/01/24

Town of Woodstock, Connecticut, Special General Obligation Bonds, Woodstock Academy, Issue of           3/04 at 100.00       AAA
 1990, 6.900%, 3/01/06 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------------
Transportation - 1.7%

Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A,                4/11 at 101.00       AAA
 5.125%, 10/01/26 (Alternative Minimum Tax) - FGIC Insured

Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A, 6.500%, 7/01/25                      7/10 at 100.00      Baa2

City of New Haven, Connecticut, Air Rights Parking Facility Revenue Refunding Bonds, Series 2002,         No Opt. Call       AAA
 5.375%, 12/01/14 - AMBAC Insured

Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines, Inc. Project,         6/06 at 102.00       CCC
 Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Town of Winchester, Connecticut General Obligation Bonds:
 6.750%, 4/15/06                                                                                      $  155,519
 6.750%, 4/15/07                                                                                         161,095
 6.750%, 4/15/08                                                                                         165,579
 6.750%, 4/15/09                                                                                         169,259
 6.750%, 4/15/10                                                                                         172,255
-----------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 13.3%

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
Program Issue, St. Camillus Health Center Project, Series 1994:
 6.250%, 11/01/18                                                                                      2,072,240
 6.250%, 11/01/18 - AMBAC Insured                                                                      3,894,863

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities    910,034
 Program, Series A, 5.000%, 7/01/28 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home           5,270,450
 Program Issue, Saint Joseph's Manor Project, Series 1994, 6.250%, 11/01/16 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home           3,155,490
 Program Issue, The Jewish Home for the Elderly of Fairfield County Project, Series 1994,
 6.250%, 11/01/20 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for  3,193,272
 Waterbury, Inc. Issue, Series 1998A, 6.750%, 7/01/28

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home           4,844,713
 Program Issue, 3030 Park Fairfield Health Center Project, Series 1996, 6.250%, 11/01/21

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002A:
 5.375%, 7/01/18 - FSA Insured                                                                         1,701,120
 5.375%, 7/01/19 - FSA Insured                                                                         2,006,719

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002B,        4,332,920
 5.000%, 12/01/20 - AMBAC Insured

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2003B,        1,070,150
 5.000%, 1/01/23 - FGIC Insured

State of Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,             1,396,974
 Series 1992B, 6.125%, 9/01/12

Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
 5.000%, 12/15/20                                                                                      1,373,889
 5.000%, 12/15/30                                                                                      1,047,410

Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B,                  1,171,470
 5.750%, 7/01/19 - MBIA Insured

Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Notes, Series 1999A,                 2,294,480
 6.500%, 10/01/24

Town of Woodstock, Connecticut, Special General Obligation Bonds, Woodstock Academy, Issue of             728,422
 1990, 6.900%, 3/01/06 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------
Transportation - 1.7%

Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A,                2,184,378
 5.125%, 10/01/26 (Alternative Minimum Tax) - FGIC Insured

Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A, 6.500%, 7/01/25                      1,047,680

City of New Haven, Connecticut, Air Rights Parking Facility Revenue Refunding Bonds, Series 2002,       1,609,057
 5.375%, 12/01/14 - AMBAC Insured

Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines, Inc. Project,           193,788
 Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)

----
19

   Principal                                                                                                        Optional Call
Amount (000) Description                                                                                              Provisions*
----------------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.5%

    $  1,000 Bridgeport, Connecticut, General Obligation Bonds, Series 2000A, 6.000%, 7/15/19 (Pre-refunded to     7/10 at 101.00
              7/15/10) - FGIC Insured

       2,355 Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000,           7/10 at 100.00
              5.750%, 7/01/20 (Pre-refunded to 7/01/10)

       1,300 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare   7/04 at 100.00
              System - Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19

             State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
             Program Issue, Highland View Manor, Inc. Project, Series 1994:
       1,500  7.200%, 11/01/10 (Alternative Minimum Tax) (Pre-refunded to 11/01/04) - AMBAC Insured               11/04 at 102.00
       4,200  7.500%, 11/01/16 (Alternative Minimum Tax) (Pre-refunded to 11/01/04) - AMBAC Insured               11/04 at 102.00

       2,000 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home        11/04 at 102.00
              Program Issue, AHF/Hartford, Inc. Project, Series 1994, 7.125%, 11/01/24 (Pre-refunded to
              11/01/04) - AMBAC Insured

       4,115 Connecticut Health and Educational Facilities Authority, Nursing Home Program Revenue Bonds, Abbott  11/06 at 102.00
              Terrace Health Center Project, Series 1996, 5.750%, 11/01/13 (Pre-refunded to 11/01/06)

         665 City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19             11/09 at 101.00
              (Pre-refunded to 11/01/09) - FSA Insured

             Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:
       2,540  5.500%, 10/01/32                                                                                    10/10 at 101.00
       4,500  5.500%, 10/01/40                                                                                    10/10 at 101.00

       2,105 City of Stamford, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 8/15/15 (Pre-refunded   8/12 at 100.00
              to 8/15/12)

         500 The University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2000A,           11/10 at 101.00
              5.750%, 11/15/29 (Pre-refunded to 11/15/10) - FGIC Insured

         135 The University of Connecticut, General Obligation Bonds, Series 2000A, 5.550%, 3/01/18 (Pre-refunded  3/10 at 101.00 to 3/01/10) - FGIC Insured

             The University of Connecticut, General Obligation Bonds, Series 2002A:
       3,065  5.375%, 4/01/17 (Pre-refunded to 4/01/12)                                                            4/12 at 100.00
       1,000  5.375%, 4/01/18 (Pre-refunded to 4/01/12)                                                            4/12 at 100.00
----------------------------------------------------------------------------------------------------------------------------------
             Utilities - 10.4%

       8,000 Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding    7/05 at 102.00
              Bonds, Ogden Martin Systems of Bristol, Inc. Project, Series 1995, 6.500%, 7/01/14

       2,025 Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and  10/08 at 102.00
              Power Company, Series 1993A, 5.850%, 9/01/28

         500 Connecticut Resource Recovery Authority, Wallingford Resource Recovery Project Revenue Bonds,         5/04 at 100.00
              Subordinated Series 1991, 6.800%, 11/15/04 (Alternative Minimum Tax)

       5,250 Connecticut Resources Recovery Authority Corporate Credit Bonds/Tax Exempt Interest, American REF-    5/04 at 101.50
              FUEL Company of Southeastern Connecticut Project, Series 1992A, 6.450%, 11/15/22 (Alternative
              Minimum Tax)

       1,000 Connecticut Resources Recovery Authority, Corporate Credit Resource Recovery Revenue Bonds,          12/11 at 102.00
              America REF-FUEL Company of Southeastern Connecticut Project, Series 1998A-II, 5.500%, 11/15/15
              (Alternative Minimum Tax)

             Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon
             Project, Series 1993A:
         240  5.250%, 1/01/06 (Alternative Minimum Tax)                                                            7/04 at 101.00
       1,370  5.500%, 1/01/14 (Alternative Minimum Tax)                                                            7/04 at 101.00
       3,915  5.500%, 1/01/20 (Alternative Minimum Tax)                                                            7/04 at 101.00

             Guam Power Authority, Revenue Bonds, Series 1999A:
       2,280  5.125%, 10/01/29 - MBIA Insured                                                                     10/09 at 101.00
       1,000  5.125%, 10/01/29 - AMBAC Insured                                                                    10/09 at 101.00

                                                                                                                   Market
Description                                                                                          Ratings**      Value
-------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 11.5%

Bridgeport, Connecticut, General Obligation Bonds, Series 2000A, 6.000%, 7/15/19 (Pre-refunded to          AAA $1,215,600
 7/15/10) - FGIC Insured

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000,                AAA  2,655,734
 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare        AAA  1,710,176
 System - Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
Program Issue, Highland View Manor, Inc. Project, Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax) (Pre-refunded to 11/01/04) - AMBAC Insured                    AAA  1,590,405
 7.500%, 11/01/16 (Alternative Minimum Tax) (Pre-refunded to 11/01/04) - AMBAC Insured                    AAA  4,461,534

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home              AAA  2,122,840
 Program Issue, AHF/Hartford, Inc. Project, Series 1994, 7.125%, 11/01/24 (Pre-refunded to
 11/01/04) - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Nursing Home Program Revenue Bonds, Abbott      AA***  4,659,291
 Terrace Health Center Project, Series 1996, 5.750%, 11/01/13 (Pre-refunded to 11/01/06)

City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19                   AAA    800,607
 (Pre-refunded to 11/01/09) - FSA Insured

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:
 5.500%, 10/01/32                                                                                         AAA  2,854,554
 5.500%, 10/01/40                                                                                         AAA  5,029,110

City of Stamford, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 8/15/15 (Pre-refunded        AAA  2,425,339
 to 8/15/12)

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2000A,                 AAA    602,905
 5.750%, 11/15/29 (Pre-refunded to 11/15/10) - FGIC Insured

The University of Connecticut, General Obligation Bonds, Series 2000A, 5.550%, 3/01/18 (Pre-refunded       AAA    159,525
 to 3/01/10) - FGIC Insured

The University of Connecticut, General Obligation Bonds, Series 2002A:
 5.375%, 4/01/17 (Pre-refunded to 4/01/12)                                                              AA***  3,597,850
 5.375%, 4/01/18 (Pre-refunded to 4/01/12)                                                              AA***  1,173,850
-------------------------------------------------------------------------------------------------------------------------
Utilities - 10.4%

Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding          A2  8,312,640
 Bonds, Ogden Martin Systems of Bristol, Inc. Project, Series 1995, 6.500%, 7/01/14

Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and         A3  2,171,995
 Power Company, Series 1993A, 5.850%, 9/01/28

Connecticut Resource Recovery Authority, Wallingford Resource Recovery Project Revenue Bonds,               AA    502,125
 Subordinated Series 1991, 6.800%, 11/15/04 (Alternative Minimum Tax)

Connecticut Resources Recovery Authority Corporate Credit Bonds/Tax Exempt Interest, American REF-         BBB  5,331,795
 FUEL Company of Southeastern Connecticut Project, Series 1992A, 6.450%, 11/15/22 (Alternative
 Minimum Tax)

Connecticut Resources Recovery Authority, Corporate Credit Resource Recovery Revenue Bonds,               Baa2  1,054,760
 America REF-FUEL Company of Southeastern Connecticut Project, Series 1998A-II, 5.500%, 11/15/15
 (Alternative Minimum Tax)

Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon
Project, Series 1993A:
 5.250%, 1/01/06 (Alternative Minimum Tax)                                                                BBB    243,014
 5.500%, 1/01/14 (Alternative Minimum Tax)                                                                BBB  1,398,770
 5.500%, 1/01/20 (Alternative Minimum Tax)                                                                BBB  3,933,596

Guam Power Authority, Revenue Bonds, Series 1999A:
 5.125%, 10/01/29 - MBIA Insured                                                                          AAA  2,401,364
 5.125%, 10/01/29 - AMBAC Insured                                                                         AAA  1,051,470

----
20

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  4,000 Puerto Rico Electric Power Authority, Trust Series 2002-1       No Opt. Call       AAA $  5,320,040
              TICs, Inverse Floating Rate Bonds, 12.676%, 7/01/20 (IF) -
              MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.6%

       1,550 Connecticut, State Revolving Fund General Revenue Bonds,     10/13 at 100.00       AAA    1,734,695
              Series 2003A, 5.000%, 10/01/16

       1,750 Connecticut Development Authority, Water Facilities Revenue   4/07 at 102.00         A    1,873,672
              Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%,
              4/01/35 (Alternative Minimum Tax)

             South Central Connecticut Regional Water Authority, Water
             System Revenue Bonds, Eighteenth Series 2003A:
       3,000  5.000%, 8/01/20 - MBIA Insured                               8/13 at 100.00       AAA    3,281,700
       3,955  5.000%, 8/01/33 - MBIA Insured                               8/13 at 100.00       AAA    4,181,740
----------------------------------------------------------------------------------------------------------------
    $274,560 Total Long-Term Investments (cost $278,674,261) - 98.7%                                 300,855,307
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.3%                                                      3,808,454
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $304,663,761
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.



                                See accompanying notes to financial statements.

----
21

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
February 29, 2004

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.9%

             Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
             Series 2002:
    $  5,000  5.750%, 6/01/32
       1,000  6.000%, 6/01/37

             Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
             Series 2003:
         710  6.125%, 6/01/24
         750  6.375%, 6/01/32
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.1%

       2,500 Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project,
              Series 2002, 6.000%, 9/15/27

         500 Middlesex County Improvement Authority, New Jersey, George Street Student Housing Revenue Bonds,
              Series 2004A, 5.000%, 8/15/35

       1,000 Housing Authority of the City of New Brunswick, New Jersey, Lease Revenue Refunding Bonds,
              Series 1998, Rutgers University, 4.750%, 7/01/18 - FGIC Insured

         855 New Jersey Economic Development Authority, Economic Development Bonds, Yeshiva Ktana of Passaic
              Project, Series 1992, 8.000%, 9/15/18

         150 New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service
              Issue, Series 1995B, 5.500%, 5/15/05 - MBIA Insured

         505 New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State College Issue,
              Series 1976D, 6.750%, 7/01/08

         410 New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College,
              Series 1993A, 5.625%, 7/01/13

         650 New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2001D,
              5.000%, 7/01/25 - AMBAC Insured

       2,500 New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University,
              Series 2002D, 5.250%, 7/01/32 - ACA Insured

         500 New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I,
              5.125%, 7/01/21 - FGIC Insured

             New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L:
         560  5.125%, 7/01/21 - MBIA Insured
         500  5.000%, 7/01/34 - MBIA Insured

          30 New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, New Jersey Class
              Loan Program, Series 1992A, 6.000%, 1/01/06 (Alternative Minimum Tax)

       1,500 Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing
              Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System Project,
              Series 2002, 5.500%, 12/01/31
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 10.5%

         500 New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Elizabeth Hospital
              Obligated Group, Series 1997, 6.000%, 7/01/27

       1,200 New Jersey Health Care Facilities Financing Authority, Revenue And Refunding Bonds, Holy Name
              Hospital Issue, Series 1997, 5.250%, 7/01/20 - AMBAC Insured

         250 New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Dover General Hospital and
              Medical Center Issue, Series 1994, 5.900%, 7/01/05 - MBIA Insured

       4,875 New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey
              City Medical Center Issue, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

       1,710 New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community
              Hospital, Series 2002, 5.000%, 7/01/22 - RAAI Insured

       1,250 New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System,
              Series 2002, 5.875%, 7/01/21

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 3.9%

Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
Series 2002:
 5.750%, 6/01/32                                                                                       6/12 at 100.00       BBB
 6.000%, 6/01/37                                                                                       6/12 at 100.00       BBB

Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
Series 2003:
 6.125%, 6/01/24                                                                                       6/13 at 100.00       BBB
 6.375%, 6/01/32                                                                                       6/13 at 100.00       BBB
---------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 7.1%

Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project,       9/12 at 101.00       N/R
 Series 2002, 6.000%, 9/15/27

Middlesex County Improvement Authority, New Jersey, George Street Student Housing Revenue Bonds,        8/14 at 100.00      Baa1
 Series 2004A, 5.000%, 8/15/35

Housing Authority of the City of New Brunswick, New Jersey, Lease Revenue Refunding Bonds,              1/09 at 101.00       AAA
 Series 1998, Rutgers University, 4.750%, 7/01/18 - FGIC Insured

New Jersey Economic Development Authority, Economic Development Bonds, Yeshiva Ktana of Passaic           No Opt. Call       N/R
 Project, Series 1992, 8.000%, 9/15/18

New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service             No Opt. Call       AAA
 Issue, Series 1995B, 5.500%, 5/15/05 - MBIA Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State College Issue,                7/04 at 100.00        A-
 Series 1976D, 6.750%, 7/01/08

New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College,                 7/04 at 101.00      Baa1
 Series 1993A, 5.625%, 7/01/13

New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2001D,               7/11 at 100.00       AAA
 5.000%, 7/01/25 - AMBAC Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University,             7/13 at 100.00         A
 Series 2002D, 5.250%, 7/01/32 - ACA Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I,             7/13 at 100.00       AAA
 5.125%, 7/01/21 - FGIC Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L:
 5.125%, 7/01/21 - MBIA Insured                                                                        7/14 at 100.00       AAA
 5.000%, 7/01/34 - MBIA Insured                                                                        7/14 at 100.00       AAA

New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, New Jersey Class          7/04 at 100.00        A+
 Loan Program, Series 1992A, 6.000%, 1/01/06 (Alternative Minimum Tax)

Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing  12/12 at 101.00       BBB
 Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System Project,
 Series 2002, 5.500%, 12/01/31
---------------------------------------------------------------------------------------------------------------------------------
Healthcare - 10.5%

New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Elizabeth Hospital  7/07 at 102.00      BBB-
 Obligated Group, Series 1997, 6.000%, 7/01/27

New Jersey Health Care Facilities Financing Authority, Revenue And Refunding Bonds, Holy Name           7/07 at 102.00       AAA
 Hospital Issue, Series 1997, 5.250%, 7/01/20 - AMBAC Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Dover General Hospital and        7/04 at 102.00       AAA
 Medical Center Issue, Series 1994, 5.900%, 7/01/05 - MBIA Insured

New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey       8/11 at 100.00       AAA
 City Medical Center Issue, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community      1/12 at 100.00        AA
 Hospital, Series 2002, 5.000%, 7/01/22 - RAAI Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System,     7/12 at 100.00      Baa1
 Series 2002, 5.875%, 7/01/21

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
Consumer Staples - 3.9%

Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
Series 2002:
 5.750%, 6/01/32                                                                                      $4,698,000
 6.000%, 6/01/37                                                                                         902,800

Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
Series 2003:
 6.125%, 6/01/24                                                                                         693,031
 6.375%, 6/01/32                                                                                         729,818
-----------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 7.1%

Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project,       2,600,575
 Series 2002, 6.000%, 9/15/27

Middlesex County Improvement Authority, New Jersey, George Street Student Housing Revenue Bonds,          503,600
 Series 2004A, 5.000%, 8/15/35

Housing Authority of the City of New Brunswick, New Jersey, Lease Revenue Refunding Bonds,              1,045,850
 Series 1998, Rutgers University, 4.750%, 7/01/18 - FGIC Insured

New Jersey Economic Development Authority, Economic Development Bonds, Yeshiva Ktana of Passaic           928,282
 Project, Series 1992, 8.000%, 9/15/18

New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service             157,955
 Issue, Series 1995B, 5.500%, 5/15/05 - MBIA Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State College Issue,                  507,232
 Series 1976D, 6.750%, 7/01/08

New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College,                   418,786
 Series 1993A, 5.625%, 7/01/13

New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2001D,                 682,325
 5.000%, 7/01/25 - AMBAC Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University,             2,605,750
 Series 2002D, 5.250%, 7/01/32 - ACA Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I,               545,715
 5.125%, 7/01/21 - FGIC Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L:
 5.125%, 7/01/21 - MBIA Insured                                                                          615,653
 5.000%, 7/01/34 - MBIA Insured                                                                          528,050

New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, New Jersey Class             30,349
 Loan Program, Series 1992A, 6.000%, 1/01/06 (Alternative Minimum Tax)

Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing   1,540,335
 Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System Project,
 Series 2002, 5.500%, 12/01/31
-----------------------------------------------------------------------------------------------------------------
Healthcare - 10.5%

New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Elizabeth Hospital    502,560
 Obligated Group, Series 1997, 6.000%, 7/01/27

New Jersey Health Care Facilities Financing Authority, Revenue And Refunding Bonds, Holy Name           1,314,864
 Hospital Issue, Series 1997, 5.250%, 7/01/20 - AMBAC Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Dover General Hospital and          258,995
 Medical Center Issue, Series 1994, 5.900%, 7/01/05 - MBIA Insured

New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey       5,066,295
 City Medical Center Issue, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community      1,791,789
 Hospital, Series 2002, 5.000%, 7/01/22 - RAAI Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System,     1,341,850
 Series 2002, 5.875%, 7/01/21

----
22

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,125 New Jersey Health Care Facilities Financing Authority,        7/13 at 100.00      Baa2 $1,150,065
              Revenue Bonds, Somerset Medical Center, Series 2003,
              5.500%, 7/01/33

       1,000 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00       AAA  1,031,850
              Revenue and Refunding Bonds, AHS Hospital Corporation
              Issue, Series 1997A, 5.000%, 7/01/27 - AMBAC Insured

         495 New Jersey Health Care Facilities Financing Authority,        7/10 at 101.00      BBB-    551,579
              Revenue Bonds, Trinitas Hospital Obligated Group, Series
              2000, 7.500%, 7/01/30

             New Jersey Health Care Facilities Financing Authority,
             Bayonne Hospital Obligated Group, Revenue Bonds, Series
             1994:
         215  6.400%, 7/01/07 - FSA Insured                                7/04 at 102.00       AAA    222,970
         175  6.250%, 7/01/12 - FSA Insured                                7/04 at 102.00       AAA    181,384

       2,000 New Jersey Health Facilities Financing Authority, Revenue     7/10 at 100.00        A+  2,158,840
              Bonds, Robert Wood Johnson University Hospital, Series
              2000, 5.750%, 7/01/31

       1,500 New Jersey Health Facilities Financing Authority, Revenue     7/10 at 100.00      Baa1  1,679,685
              Bonds, Saint Peter's University Hospital, Series 2000A,
              6.875%, 7/01/30

         300 New Jersey Economic Development Authority, Revenue Bonds,     7/04 at 102.00       AAA    310,944
              RWJ Health Care Corp. at Hamilton Obligated Group Project,
              Series 1994, 6.250%, 7/01/14 - FSA Insured

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical, and    1/05 at 102.00       AAA  1,061,990
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Hospital Auxilio Mutuo, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 3.6%

       1,000 Essex County Improvement Authority, New Jersey, FNMA         11/12 at 100.00       Aaa  1,026,410
              Enhanced Multifamily Housing Revenue Bonds, Ballantyne
              House Project, Series 2002, 4.750%, 11/01/22 (Alternative
              Minimum Tax)

         400 Hudson County Improvement Authority, New Jersey,              6/04 at 100.00       AA-    402,016
              Multifamily Housing Revenue Bonds, Conduit Financing -
              Observer Park Project, Series 1992A, 6.900%, 6/01/22
              (Alternative Minimum Tax)

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   3/10 at 100.00       AAA  1,611,405
              Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31
              (Alternative Minimum Tax) - FSA Insured

         630 New Jersey Housing and Mortgage Finance Agency, Multifamily   8/10 at 100.00       AAA    676,967
              Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 -
              FSA Insured

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   5/06 at 102.00       AAA  1,582,980
              Housing Revenue Bonds, Series 1996A, 6.200%, 11/01/18
              (Alternative Minimum Tax) - AMBAC Insured

       1,050 Newark Housing Authority, New Jersey, GNMA Collateralized    10/09 at 102.00       Aaa  1,152,071
              Housing Revenue Bonds, Fairview Apartments Project, Series
              2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.0%

         250 New Jersey Housing and Mortgage Finance Agency, Home Buyer    7/04 at 102.00       AAA    256,465
              Revenue Bonds, Series 1994K, 6.300%, 10/01/16 (Alternative
              Minimum Tax) - MBIA Insured

       4,000 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/07 at 101.50       AAA  4,269,120
              Revenue Bonds, Series 1997U, 5.700%, 10/01/14 (Alternative
              Minimum Tax) - MBIA Insured

       2,155 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/10 at 100.00       AAA  2,294,536
              Revenue Bonds, Series 2000CC, 5.875%, 10/01/31
              (Alternative Minimum Tax) - MBIA Insured

         345 Virgin Islands Housing Finance Corporation, Single Family     3/05 at 102.00       AAA    356,537
              Mortgage Revenue Refunding Bonds, GNMA Mortgage-Backed
              Securities Program, Series 1995A, 6.450%, 3/01/16
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 0.6%

          55 New Jersey Economic Development Authority, District Heating   6/04 at 102.00      BBB-     55,310
              and Cooling Revenue Bonds, Trigen-Trenton Project, Series
              1993B, 6.100%, 12/01/04 (Alternative Minimum Tax)

       1,000 New Jersey Economic Development Authority, Economic             No Opt. Call      Baa3  1,038,800
              Development Revenue Refunding Bonds, Kapkowski Road
              Landfill Project, Series 2002, 5.750%, 10/01/21
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 7.4%

       3,610 New Jersey Economic Development Authority, Economic           1/08 at 102.00       BB+  3,303,258
              Development Revenue Bonds, United Methodist Homes of New
              Jersey Obligated Group Issue, Series 1998, 5.125%, 7/01/25

----
23

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

    $  5,100 New Jersey Economic Development Authority, Economic Development Revenue Bonds, Jewish
              Community Housing Corporation of Metropolitan New Jersey Project, Series 1999, 5.900%, 12/01/31

             New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd
             Obligated Group, Series 2001:
       1,000  5.100%, 7/01/21 - RAAI Insured
       1,350  5.200%, 7/01/31 - RAAI Insured

       1,300 New Jersey Economic Development Authority, First Mortgage Revenue Fixed Rate Bonds, Cadbury
              Corporation Project, Series 1998A, 5.500%, 7/01/18 - ACA Insured

         375 New Jersey Economic Development Agency, First Mortgage Revenue Bonds, Winchester Gardens at
              Wards Homestead, Series 2004A, 5.750%, 11/01/24
-------------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         250 Pollution Control Financing Authority of Union County, New Jersey, Pollution Control Revenue
              Refunding Bonds, American Cyanamid Company Issue, Series 1994, 5.800%, 9/01/09
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.6%

         200 The City of Atlantic City, Atlantic County, New Jersey, General Obligation General Improvement Bonds,
              Series 1994, 5.650%, 8/15/04

       1,445 Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 - FGIC Insured

         500 The Board of Education of The Township of Hillsborough, County of Somerset, New Jersey, General
              Obligation School Purpose Bonds, Series 1992, 5.875%, 8/01/11

       3,500 Middleton Township Board of Education Monmouth County, New Jersey, Refunding School Bonds,
              5.000%, 8/01/22 - FSA Insured

       1,000 New Jersey, General Obligation Bonds, Series 1992D, 5.800%, 2/15/07

         165 Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Series 1992, 0.000%, 4/01/07

         185 The Board of Education of the City of Perth Amboy, Middlesex County, New Jersey, School Bonds,
              6.200%, 8/01/04 - MBIA Insured

       1,000 Puerto Rico, Public Improvement General Obligation Refunding Bonds, Series 2001,
              5.125%, 7/01/30 - FSA Insured

         250 The City of Union City, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series
              1992, 6.375%, 11/01/10 - FSA Insured

       1,000 Washington Township Board of Education, Gloucester County, New Jersey, General Obligation Bonds,
              Series 2004, 5.000%, 2/01/15 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.5%

             Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
       1,000  5.000%, 12/01/20 - MBIA Insured
         695  5.000%, 12/01/21 - MBIA Insured

       1,550 Essex County Improvement Authority, New Jersey, General Obligation Lease Bonds, Correctional
              Facilities Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

         500 Essex County Improvement Authority, Essex County, New Jersey, County Guaranteed Pooled Revenue
              Bonds, Series 1992A, 6.500%, 12/01/12

       3,000 Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003,
              5.000%, 12/15/12 - FSA Insured

             Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,
             Series 2003A:
         750  5.250%, 11/01/19 - FSA Insured
       1,225  5.000%, 11/01/20 - FSA Insured
       1,625  5.000%, 11/01/21 - FSA Insured

         635 Board of Education of the Borough of Little Ferry, Bergen County, New Jersey, Certificates of
              Participation, 6.300%, 1/15/08

         250 Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Refunding Bonds, County
              Guaranteed, Site and Disposal Facilities Project, Issue 1992, 0.000%, 4/01/04

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

New Jersey Economic Development Authority, Economic Development Revenue Bonds, Jewish                 12/09 at 101.00       Aa3
 Community Housing Corporation of Metropolitan New Jersey Project, Series 1999, 5.900%, 12/01/31

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd
Obligated Group, Series 2001:
 5.100%, 7/01/21 - RAAI Insured                                                                       7/11 at 100.00        AA
 5.200%, 7/01/31 - RAAI Insured                                                                       7/11 at 100.00        AA

New Jersey Economic Development Authority, First Mortgage Revenue Fixed Rate Bonds, Cadbury            7/08 at 102.00         A
 Corporation Project, Series 1998A, 5.500%, 7/01/18 - ACA Insured

New Jersey Economic Development Agency, First Mortgage Revenue Bonds, Winchester Gardens at           11/14 at 100.00       N/R
 Wards Homestead, Series 2004A, 5.750%, 11/01/24
--------------------------------------------------------------------------------------------------------------------------------
Materials - 0.2%

Pollution Control Financing Authority of Union County, New Jersey, Pollution Control Revenue             No Opt. Call      Baa1
 Refunding Bonds, American Cyanamid Company Issue, Series 1994, 5.800%, 9/01/09
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 5.6%

The City of Atlantic City, Atlantic County, New Jersey, General Obligation General Improvement Bonds,    No Opt. Call         A
 Series 1994, 5.650%, 8/15/04

Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 - FGIC Insured             1/11 at 100.00       AAA

The Board of Education of The Township of Hillsborough, County of Somerset, New Jersey, General          No Opt. Call        AA
 Obligation School Purpose Bonds, Series 1992, 5.875%, 8/01/11

Middleton Township Board of Education Monmouth County, New Jersey, Refunding School Bonds,             8/10 at 100.00       AAA
 5.000%, 8/01/22 - FSA Insured

New Jersey, General Obligation Bonds, Series 1992D, 5.800%, 2/15/07                                      No Opt. Call        AA

Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Series 1992, 0.000%, 4/01/07       No Opt. Call        AA

The Board of Education of the City of Perth Amboy, Middlesex County, New Jersey, School Bonds,           No Opt. Call       AAA
 6.200%, 8/01/04 - MBIA Insured

Puerto Rico, Public Improvement General Obligation Refunding Bonds, Series 2001,                       7/11 at 100.00       AAA
 5.125%, 7/01/30 - FSA Insured

The City of Union City, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series       No Opt. Call       AAA
 1992, 6.375%, 11/01/10 - FSA Insured

Washington Township Board of Education, Gloucester County, New Jersey, General Obligation Bonds,       2/13 at 100.00       Aaa
 Series 2004, 5.000%, 2/01/15 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 22.5%

Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
 5.000%, 12/01/20 - MBIA Insured                                                                     12/13 at 100.00       AAA
 5.000%, 12/01/21 - MBIA Insured                                                                     12/13 at 100.00       AAA

Essex County Improvement Authority, New Jersey, General Obligation Lease Bonds, Correctional          10/13 at 100.00       Aaa
 Facilities Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

Essex County Improvement Authority, Essex County, New Jersey, County Guaranteed Pooled Revenue         6/04 at 101.00      Baa2
 Bonds, Series 1992A, 6.500%, 12/01/12

Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003,                        No Opt. Call       Aaa
 5.000%, 12/15/12 - FSA Insured

Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,
Series 2003A:
 5.250%, 11/01/19 - FSA Insured                                                                      11/13 at 100.00       AAA
 5.000%, 11/01/20 - FSA Insured                                                                      11/13 at 100.00       AAA
 5.000%, 11/01/21 - FSA Insured                                                                      11/13 at 100.00       AAA

Board of Education of the Borough of Little Ferry, Bergen County, New Jersey, Certificates of            No Opt. Call       N/R
 Participation, 6.300%, 1/15/08

Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Refunding Bonds, County             No Opt. Call       Aa2
 Guaranteed, Site and Disposal Facilities Project, Issue 1992, 0.000%, 4/01/04

                                                                                                          Market
Description                                                                                                Value
----------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

New Jersey Economic Development Authority, Economic Development Revenue Bonds, Jewish                 $5,605,971
 Community Housing Corporation of Metropolitan New Jersey Project, Series 1999, 5.900%, 12/01/31

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd
Obligated Group, Series 2001:
 5.100%, 7/01/21 - RAAI Insured                                                                       1,056,120
 5.200%, 7/01/31 - RAAI Insured                                                                       1,410,440

New Jersey Economic Development Authority, First Mortgage Revenue Fixed Rate Bonds, Cadbury            1,376,635
 Corporation Project, Series 1998A, 5.500%, 7/01/18 - ACA Insured

New Jersey Economic Development Agency, First Mortgage Revenue Bonds, Winchester Gardens at              377,494
 Wards Homestead, Series 2004A, 5.750%, 11/01/24
----------------------------------------------------------------------------------------------------------------
Materials - 0.2%

Pollution Control Financing Authority of Union County, New Jersey, Pollution Control Revenue             283,928
 Refunding Bonds, American Cyanamid Company Issue, Series 1994, 5.800%, 9/01/09
----------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 5.6%

The City of Atlantic City, Atlantic County, New Jersey, General Obligation General Improvement Bonds,    204,112
 Series 1994, 5.650%, 8/15/04

Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 - FGIC Insured             1,568,779

The Board of Education of The Township of Hillsborough, County of Somerset, New Jersey, General          603,085
 Obligation School Purpose Bonds, Series 1992, 5.875%, 8/01/11

Middleton Township Board of Education Monmouth County, New Jersey, Refunding School Bonds,             3,707,760
 5.000%, 8/01/22 - FSA Insured

New Jersey, General Obligation Bonds, Series 1992D, 5.800%, 2/15/07                                    1,119,050

Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Series 1992, 0.000%, 4/01/07       155,074

The Board of Education of the City of Perth Amboy, Middlesex County, New Jersey, School Bonds,           189,098
 6.200%, 8/01/04 - MBIA Insured

Puerto Rico, Public Improvement General Obligation Refunding Bonds, Series 2001,                       1,062,300
 5.125%, 7/01/30 - FSA Insured

The City of Union City, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series       309,073
 1992, 6.375%, 11/01/10 - FSA Insured

Washington Township Board of Education, Gloucester County, New Jersey, General Obligation Bonds,       1,124,340
 Series 2004, 5.000%, 2/01/15 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 22.5%

Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
 5.000%, 12/01/20 - MBIA Insured                                                                      1,089,800
 5.000%, 12/01/21 - MBIA Insured                                                                        751,545

Essex County Improvement Authority, New Jersey, General Obligation Lease Bonds, Correctional           1,638,257
 Facilities Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

Essex County Improvement Authority, Essex County, New Jersey, County Guaranteed Pooled Revenue           506,125
 Bonds, Series 1992A, 6.500%, 12/01/12

Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003,                      3,445,140
 5.000%, 12/15/12 - FSA Insured

Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,
Series 2003A:
 5.250%, 11/01/19 - FSA Insured                                                                         844,133
 5.000%, 11/01/20 - FSA Insured                                                                       1,334,246
 5.000%, 11/01/21 - FSA Insured                                                                       1,756,284

Board of Education of the Borough of Little Ferry, Bergen County, New Jersey, Certificates of            680,174
 Participation, 6.300%, 1/15/08

Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Refunding Bonds, County             249,723
 Guaranteed, Site and Disposal Facilities Project, Issue 1992, 0.000%, 4/01/04

----
24

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  3,000 Middlesex County, New Jersey, Certificates of                 8/11 at 100.00       AAA $3,196,020
              Participation, Series 2001, 5.000%, 8/01/22 - MBIA Insured

       3,025 Middlesex County Improvement Authority, New Jersey, County    9/09 at 100.00       AAA  3,309,834
              Guaranteed Open Space Trust Fund Revenue Bonds, Series
              1999, 5.250%, 9/15/15

       1,280 New Jersey Economic Development Authority, Lease Revenue     11/08 at 101.00       Aaa  1,307,597
              Bonds, Bergen County Administration Complex, Series 1998,
              4.750%, 11/15/26 - MBIA Insured

         300 New Jersey Economic Development Authority, Market               No Opt. Call       AAA    306,120
              Transition Facility, Senior Lien Revenue Bonds, Series
              1994A, 7.000%, 7/01/04 - MBIA Insured

             New Jersey Economic Development Authority, School
             Facilities Construction Financing Act Bonds, Series 2002C:
       1,500  5.000%, 6/15/15 - MBIA Insured                               6/12 at 100.00       AAA  1,669,350
       1,750  5.000%, 6/15/20 - MBIA Insured                               6/12 at 100.00       AAA  1,887,217

       1,000 New Jersey Economic Development Authority, School             6/13 at 100.00       AAA  1,107,280
              Facilities Construction Bonds, Series 2003F, 5.250%,
              6/15/21 - FGIC Insured

       1,500 New Jersey Economic Development Authority, School             9/13 at 100.00       AAA  1,631,925
              Facilities Construction Bonds, Series 2004G, 5.000%,
              9/01/20 - AMBAC Insured

             New Jersey Transportation Trust Fund Authority,
             Transportation System Bonds, Series 2003C:
       1,000  5.500%, 6/15/17                                              6/13 at 100.00       AA-  1,146,850
       1,000  5.500%, 6/15/18                                              6/13 at 100.00       AA-  1,142,610

         170 Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,    7/06 at 101.50        A-    177,427
              Guaranteed by the Commonwealth of Puerto Rico, Series
              1995, 5.000%, 7/01/15

       5,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA  5,637,500
              Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
              Insured

       5,000 Union County Utilities Authority, Union County, New Jersey,   6/08 at 102.00       AA+  5,127,200
              Solid Waste Bonds, County Deficiency Agreement, Series
              1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Transportation - 14.9%

       2,150 Delaware River Port Authority, New Jersey and Pennsylvania,   1/08 at 101.00       AAA  2,221,230
              Port District Project Bonds, Series 1998B, 5.000%, 1/01/26
              - MBIA Insured

       3,500 Delaware River Port Authority, New Jersey and Pennsylvania,   1/10 at 100.00       AAA  3,994,760
              Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

       3,400 New Jersey Turnpike Authority, Turnpike Revenue Bonds,        7/13 at 100.00       Aaa  4,342,888
              Residual Interest Series 835, Series 2003A, 12.390%,
              1/01/19 (IF) - FGIC Insured

         125 Port Authority of New York and New Jersey, Consolidated      10/04 at 101.00       AAA    130,203
              Revenue Bonds, Ninety-Sixth Series 1994, 6.600%, 10/01/23
              (Alternative Minimum Tax) - FGIC Insured

       3,000 Port Authority of New York and New Jersey, Consolidated       6/05 at 101.00       AAA  3,176,190
              Revenue Bonds, One Hundredth Series 1995, 5.750%, 6/15/30
              - MBIA Insured

         200 Port Authority of New York and New Jersey, Consolidated       7/04 at 101.00       AA-    205,084
              Revenue Bonds, Ninety-Fifth Series 1994, 5.500%, 7/15/05
              (Alternative Minimum Tax)

       1,000 Port Authority of New York and New Jersey, Consolidated       1/07 at 101.00       AA-  1,085,010
              Revenue Bonds, One Hundred Ninth Series 1997, 5.375%,
              7/15/22

       2,000 Port Authority of New York and New Jersey, Consolidated       6/05 at 101.00       AA-  2,055,780
              Bonds, One Hundred Twelfth Series 1998, 5.250%, 12/01/13
              (Alternative Minimum Tax)

             Port Authority of New York and New Jersey, Special Project
             Bonds, JFK International Air Terminal LLC Project, Series 6:
       2,125  6.250%, 12/01/08 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA  2,466,105
       1,000  7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA  1,239,780
       2,000  5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured   12/07 at 102.00       AAA  2,253,220
       3,100  5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA Insured   12/07 at 100.00       AAA  3,417,037

----
25

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.1%

    $  2,350 Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000,
              5.750%, 7/01/20 (Pre-refunded to 7/01/10)

             Essex County Improvement Authority, New Jersey, City of Newark General Obligation Lease Revenue
             Bonds, Series 1994:
         620  6.350%, 4/01/07 (Pre-refunded to 4/01/04)
         450  6.600%, 4/01/14 (Pre-refunded to 4/01/04)

         100 Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, County
              Jail and Youth House Projects, Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04) - AMBAC
              Insured

       1,680 Lafayette Yard Community Development Corporation, Hotel/Conference Center Project Revenue Bonds,
              City of Trenton, New Jersey, Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10) -
              MBIA Insured

       2,645 Board of Education of the Township of Middletown, County of Monmouth, New Jersey, School Bonds,
              5.800%, 8/01/21 (Pre-refunded to 8/01/07) - MBIA Insured

         880 New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Hospital,
              Series 1979A, 8.750%, 7/01/09

             New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Newark Beth Israel Medical
             Center Issue, Series 1994:
         200  5.800%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured
         200  6.000%, 7/01/16 (Pre-refunded to 7/01/04) - FSA Insured

         250 New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Refunding Revenue
              Bonds, Irvington General Hospital Issue, Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

             New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Bayonne Hospital Obligated
             Group, Series 1994:
          35  6.400%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured
          25  6.250%, 7/01/12 (Pre-refunded to 7/01/04) - FSA Insured

         625 New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service
              Issue, Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05) - MBIA Insured

         650 New Jersey Economic Development Authority, Market Transition Facility Senior Lien Revenue Bonds,
              Series 1994A, 5.875%, 7/01/11 (Pre-refunded to 7/01/04) - MBIA Insured

         835 New Jersey Educational Facilities Authority, Princeton University Revenue Bonds, Series 1994A,
              5.875%, 7/01/11 (Pre-refunded to 7/01/04)

         200 New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A,
              6.500%, 4/01/14 (Pre-refunded to 4/01/04)

       2,000 Puerto Rico Public Improvement, General Obligation Refunding Bonds, Series 1997, 5.375%, 7/01/21
              (Pre-refunded to 7/01/07) - MBIA Insured

       3,900 Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A,
              5.375%, 10/01/24
--------------------------------------------------------------------------------------------------------------------
             Utilities - 3.4%

         855 Camden County Pollution Control Financing Authority, New Jersey, Solid Waste Disposal and Resource
              Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       2,500 New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, PSEG Power
              LLC Project, Series 2001A, 5.000%, 3/01/12

         200 The Port Authority of New York and New Jersey, Special Project Bonds, Series 4, KIAC Partners Project,
              7.000%, 10/01/07 (Alternative Minimum Tax)

         790 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07

       1,500 Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.0%

       1,380 Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Bonds, Series 2003A
              Refunding, 5.000%, 4/01/18 - XLCA Insured

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 11.1%

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000,             7/10 at 100.00       AAA
 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

Essex County Improvement Authority, New Jersey, City of Newark General Obligation Lease Revenue
Bonds, Series 1994:
 6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                                             4/04 at 102.00   Baa2***
 6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                                             4/04 at 102.00   Baa2***

Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, County         12/04 at 102.00       AAA
 Jail and Youth House Projects, Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04) - AMBAC
 Insured

Lafayette Yard Community Development Corporation, Hotel/Conference Center Project Revenue Bonds,        4/10 at 101.00       Aaa
 City of Trenton, New Jersey, Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10) -
 MBIA Insured

Board of Education of the Township of Middletown, County of Monmouth, New Jersey, School Bonds,         8/07 at 100.00       AAA
 5.800%, 8/01/21 (Pre-refunded to 8/01/07) - MBIA Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Hospital,                No Opt. Call       AAA
 Series 1979A, 8.750%, 7/01/09

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Newark Beth Israel Medical
Center Issue, Series 1994:
 5.800%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured                                               7/04 at 102.00       AAA
 6.000%, 7/01/16 (Pre-refunded to 7/01/04) - FSA Insured                                               7/04 at 102.00       AAA

New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Refunding Revenue           8/04 at 102.00       AAA
 Bonds, Irvington General Hospital Issue, Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Bayonne Hospital Obligated
Group, Series 1994:
 6.400%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured                                               7/04 at 102.00       AAA
 6.250%, 7/01/12 (Pre-refunded to 7/01/04) - FSA Insured                                               7/04 at 102.00       AAA

New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service           5/05 at 102.00       AAA
 Issue, Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05) - MBIA Insured

New Jersey Economic Development Authority, Market Transition Facility Senior Lien Revenue Bonds,        7/04 at 102.00       AAA
 Series 1994A, 5.875%, 7/01/11 (Pre-refunded to 7/01/04) - MBIA Insured

New Jersey Educational Facilities Authority, Princeton University Revenue Bonds, Series 1994A,          7/04 at 100.00       AAA
 5.875%, 7/01/11 (Pre-refunded to 7/01/04)

New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A,                        4/04 at 102.00    Aa1***
 6.500%, 4/01/14 (Pre-refunded to 4/01/04)

Puerto Rico Public Improvement, General Obligation Refunding Bonds, Series 1997, 5.375%, 7/01/21        7/07 at 101.50       AAA
 (Pre-refunded to 7/01/07) - MBIA Insured

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A,                10/10 at 101.00       AAA
 5.375%, 10/01/24
---------------------------------------------------------------------------------------------------------------------------------
Utilities - 3.4%

Camden County Pollution Control Financing Authority, New Jersey, Solid Waste Disposal and Resource      6/04 at 100.00        B2
 Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, PSEG Power          No Opt. Call      Baa1
 LLC Project, Series 2001A, 5.000%, 3/01/12

The Port Authority of New York and New Jersey, Special Project Bonds, Series 4, KIAC Partners Project,    No Opt. Call       N/R
 7.000%, 10/01/07 (Alternative Minimum Tax)

Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07                      No Opt. Call        A-

Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21          7/05 at 100.00        A-
---------------------------------------------------------------------------------------------------------------------------------
Water and Sewer - 3.0%

Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Bonds, Series 2003A             4/13 at 100.00       Aaa
 Refunding, 5.000%, 4/01/18 - XLCA Insured

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 11.1%

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000,            $2,650,095
 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

Essex County Improvement Authority, New Jersey, City of Newark General Obligation Lease Revenue
Bonds, Series 1994:
 6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                                               635,519
 6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                                               461,367

Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, County            106,488
 Jail and Youth House Projects, Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04) - AMBAC
 Insured

Lafayette Yard Community Development Corporation, Hotel/Conference Center Project Revenue Bonds,        2,030,700
 City of Trenton, New Jersey, Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10) -
 MBIA Insured

Board of Education of the Township of Middletown, County of Monmouth, New Jersey, School Bonds,         3,011,015
 5.800%, 8/01/21 (Pre-refunded to 8/01/07) - MBIA Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Hospital,              1,030,084
 Series 1979A, 8.750%, 7/01/09

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Newark Beth Israel Medical
Center Issue, Series 1994:
 5.800%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured                                                 207,330
 6.000%, 7/01/16 (Pre-refunded to 7/01/04) - FSA Insured                                                 207,466

New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Refunding Revenue             260,773
 Bonds, Irvington General Hospital Issue, Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Bayonne Hospital Obligated
Group, Series 1994:
 6.400%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured                                                  36,355
 6.250%, 7/01/12 (Pre-refunded to 7/01/04) - FSA Insured                                                  25,955

New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service             675,625
 Issue, Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05) - MBIA Insured

New Jersey Economic Development Authority, Market Transition Facility Senior Lien Revenue Bonds,          674,037
 Series 1994A, 5.875%, 7/01/11 (Pre-refunded to 7/01/04) - MBIA Insured

New Jersey Educational Facilities Authority, Princeton University Revenue Bonds, Series 1994A,            849,253
 5.875%, 7/01/11 (Pre-refunded to 7/01/04)

New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A,                          205,048
 6.500%, 4/01/14 (Pre-refunded to 4/01/04)

Puerto Rico Public Improvement, General Obligation Refunding Bonds, Series 1997, 5.375%, 7/01/21        2,274,380
 (Pre-refunded to 7/01/07) - MBIA Insured

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A,                 4,354,506
 5.375%, 10/01/24
-----------------------------------------------------------------------------------------------------------------
Utilities - 3.4%

Camden County Pollution Control Financing Authority, New Jersey, Solid Waste Disposal and Resource        838,644
 Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, PSEG Power        2,572,275
 LLC Project, Series 2001A, 5.000%, 3/01/12

The Port Authority of New York and New Jersey, Special Project Bonds, Series 4, KIAC Partners Project,    209,664
 7.000%, 10/01/07 (Alternative Minimum Tax)

Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07                      920,627

Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21          1,558,005
-----------------------------------------------------------------------------------------------------------------
Water and Sewer - 3.0%

Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Bonds, Series 2003A             1,506,836
 Refunding, 5.000%, 4/01/18 - XLCA Insured

----
26

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  1,000 New Jersey Economic Development Authority, Water Facilities  7/08 at 102.00       AAA $  1,043,452
              Revenue Bonds, American Water Works Company Project,
              Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax) -
              FGIC Insured

       2,675 North Hudson Sewer Authority, New Jersey, Sewer Revenue      8/06 at 101.00       AAA    2,769,133
              Bonds, Series 1996, 5.125%, 8/01/22 - FGIC Insured
---------------------------------------------------------------------------------------------------------------
    $162,230 Total Long-Term Investments (cost $163,133,945) - 97.8%                                174,183,176
---------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.7%

       1,250 Puerto Rico Government Development Bank, Adjustable                               A-1    1,250,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.890%, 12/01/15 - MBIA Insured+
---------------------------------------------------------------------------------------------------------------
    $  1,250 Total Short-Term Investments (cost $1,250,000)                                           1,250,000
---------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $164,383,945) - 98.5%                                          175,433,176
             -------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.5%                                                     2,761,227
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $178,194,403
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
         (IF) Inverse floating rate security.




                                See accompanying notes to financial statements.

----
27

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.1%

    $  1,445 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $1,391,347
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

       1,120 Erie County Tobacco Asset Securitization Corporation, New     7/10 at 101.00       BBB  1,135,557
              York, Senior Tobacco Settlement Asset- Backed Bonds,
              Series 2000, 6.000%, 7/15/20

             Monroe Tobacco Asset Securitization Corporation, New York,
             Tobacco Settlement Asset-Backed Bonds, Series 2000:
         250  6.000%, 6/01/15                                              6/10 at 101.00       BBB    257,753
       1,085  6.150%, 6/01/25                                              6/10 at 101.00       BBB  1,089,340

       1,605 New York Counties Tobacco Trust I, Tobacco Settlement         6/10 at 101.00       BBB  1,619,301
              Pass-through Bonds, Series 2000, 5.800%, 6/01/23

       1,305 New York Counties Tobacco Trust II, Tobacco Settlement        6/11 at 101.00       BBB  1,239,672
              Pass-through Bonds, Series 2001, 5.250%, 6/01/25

       1,500 Nassau County Tobacco Settlement Corporation, New York,       7/09 at 101.00      Baa2  1,531,605
              Tobacco Settlement Asset-Backed Bonds, Series 1999A,
              6.500%, 7/15/27

         730 Rensselaer Tobacco Asset Securitization Corporation, New      6/12 at 100.00       BBB    684,689
              York, Tobacco Settlement Asset-Backed Bonds, Series 2001A,
              5.200%, 6/01/25

       2,750 TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,   7/09 at 101.00        A2  2,827,550
              Series 1999-1, 6.250%, 7/15/27

       2,500 Westchester Tobacco Asset Securitization Corporation, New     7/10 at 101.00       BBB  2,591,475
              York, Tobacco Settlement Asset-Backed Bonds, Series 1999,
              6.750%, 7/15/29
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.4%

       2,000 Albany Industrial Development Agency, New York, Revenue      10/10 at 100.00        AA  2,173,860
              Bonds, Albany Law School Project, Series 2000A, 5.750%,
              10/01/30 - RAAI Insured

       1,705 Brookhaven Industrial Development Agency, New York, Revenue   3/04 at 101.00      BBB-  1,707,847
              Bonds, Dowling College, Series 1993, 6.750%, 3/01/23

       1,000 Cattaraugus County Industrial Development Agency, New York,   7/10 at 102.00      Baa1  1,086,960
              Revenue Bonds, Jamestown Community College Project, Series
              2000A, 6.500%, 7/01/30

       2,470 Dutchess County Industrial Development Agency, New York,      5/04 at 102.00        A3  2,531,281
              Civic Facility Revenue Bonds, Bard College Project, Series
              1992, 7.000%, 11/01/17

         700 The Trust for Cultural Resources of the City of New York,     7/10 at 101.00         A    783,790
              New York, Revenue Bonds, The Museum of American Folk Art,
              Series 2000, 6.000%, 7/01/22 - ACA Insured

       1,000 The Trust for Cultural Resources of the City of New York,     7/12 at 100.00       AAA  1,064,850
              New York, Revenue Bonds, Museum of Modern Art, Series
              2001D, 5.125%, 7/01/31 - AMBAC Insured

       1,725 New York City Industrial Development Agency, New York,        7/12 at 100.00        A1  1,824,274
              Civic Facility Revenue Bonds, American Council of Learned
              Societies Project, Series 2002, 5.250%, 7/01/27

             New York City Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, College of New Rochelle
             Project, Series 1995:
       1,000  6.200%, 9/01/10                                              9/05 at 102.00      Baa2  1,063,970
       1,000  6.300%, 9/01/15                                              9/05 at 102.00      Baa2  1,052,160

             Dormitory Authority of the State of New York, Lease Revenue
             Bonds, State University Dormitory Facilities, Series 2003B:
       1,250  5.250%, 7/01/31 (Optional put 7/01/13) - FGIC Insured          No Opt. Call       AAA  1,437,738
       2,000  5.250%, 7/01/32 (Optional put 7/01/13) - XLCA Insured          No Opt. Call       AAA  2,281,440

       1,000 Dormitory Authority of the State of New York, Second            No Opt. Call        A3  1,193,160
              General Resolution Consolidated Revenue Bonds, City
              University System, Series 1990C, 7.500%, 7/01/10

       1,500 Dormitory Authority of the State of New York, City              No Opt. Call       AA-  1,688,055
              University System Consolidated Second General Resolution
              Revenue Bonds, Series 1993A, 5.750%, 7/01/07

       1,000 Dormitory Authority of the State of New York, State           5/14 at 100.00       AA-  1,137,090
              University Educational Facilities Revenue Bonds, Series
              1993B, 5.250%, 5/15/19

         500 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       AAA    571,390
              Bonds, Upstate Community Colleges, Series 2000A, 5.750%,
              7/01/29 - FSA Insured

----
28

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,750 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00        A+ $1,887,848
              Bonds, University of Rochester, Series 1999B, 5.625%,
              7/01/24

       1,250 Dormitory Authority of the State of New York, Revenue         7/09 at 102.00        AA  1,418,013
              Bonds, Pratt Institute, Series 1999, 6.000%, 7/01/24 -
              RAAI Insured

       2,700 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00        AA  3,006,585
              Bonds, Marymount Manhattan College, Series 1999, 6.250%,
              7/01/29 - RAAI Insured

       1,335 Dormitory Authority of the State of New York, Revenue         5/10 at 101.00       AAA  2,177,639
              Bonds, State University Educational Facilities, 1999
              Resolution, Series A-D, RITES Series PA-781R, 15.186%,
              5/15/16 (IF) - FSA Insured

         685 Dormitory Authority of the State of New York, Insured         7/11 at 102.00        AA    750,842
              Revenue Bonds, D'Youville College, Series 2001, 5.250%,
              7/01/20 - RAAI Insured

       3,000 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        AA  3,345,360
              Civic Facility Revenue Bonds, Niagara University Project,
              Series 2001A, 5.500%, 11/01/16 - RAAI Insured

       3,515 Suffolk County Industrial Development Agency, New York,       6/04 at 102.00      BBB-  3,518,164
              Civic Facility Revenue Bonds, Dowling College Civic
              Facility, Series 1994, 6.625%, 6/01/24

       1,000 Suffolk County Industrial Development Agency, New York,      12/06 at 102.00      BBB-  1,006,930
              Civic Facility Revenue Bonds, Dowling College Civic
              Facility, Series 1996, 6.700%, 12/01/20

             City of Utica Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, Utica College Project, Series
             1998A:
         415  5.300%, 8/01/08                                                No Opt. Call       N/R    421,271
       1,000  5.750%, 8/01/28                                              8/08 at 102.00       N/R    973,730
--------------------------------------------------------------------------------------------------------------
             Healthcare - 11.6%

       2,550 New York City Health and Hospitals Corporation, New York,     2/13 at 100.00       AAA  2,771,136
              Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22
              - AMBAC Insured

       2,190 New York City Industrial Development Agency, New York,        7/12 at 101.00      Baa3  2,277,074
              Civic Facility Revenue Bonds, Staten Island University
              Hospital Project, Series 2002C, 6.450%, 7/01/32

         745 New York City Industrial Development Agency, New York,        7/12 at 100.00      Baa3    788,091
              Civic Facility Revenue Bonds, Staten Island University
              Hospital Project, Series 2001B, 6.375%, 7/01/31

       3,300 Dormitory Authority of the State of New York, FHA-Insured     2/07 at 102.00       AAA  3,578,322
              Mortgage Nursing Home Revenue Bonds, Menorah Campus, Inc.,
              Series 1997, 5.950%, 2/01/17

         630 Dormitory Authority of the State of New York, Revenue         7/06 at 102.00       Ba3    611,258
              Bonds, Nyack Hospital, Series 1996, 6.000%, 7/01/06

       2,250 Dormitory Authority of the State of New York, The Rosalind    2/07 at 102.00       AAA  2,482,425
              and Joseph Gurwin Jewish Geriatric Center of Long Island,
              Inc., FHA-Insured Mortgage Nursing Home Revenue Bonds,
              Series 1997, 5.700%, 2/01/37 - AMBAC Insured

       1,000 Dormitory Authority of the State of New York, Revenue         7/13 at 100.00      Baa1  1,043,340
              Bonds, Winthrop-South Nassau University Hospital
              Association, Series 2003A, 5.500%, 7/01/32

       1,500 Dormitory Authority of the State of New York, Revenue         7/13 at 100.00      Baa1  1,574,190
              Bonds, South Nassau Communities Hospital, Series 2003B,
              5.500%, 7/01/23

       1,250 Dormitory Authority of the State of New York, Revenue         5/13 at 100.00        A3  1,316,513
              Bonds, North Shore Long Island Jewish Group, Series 2003,
              5.375%, 5/01/23

       1,650 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       Ba1  1,690,986
              Bonds, Mount Sinai NYU Obligated Group, Series 2000A,
              6.500%, 7/01/25

       3,000 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00      Baa1  3,375,990
              Bonds, Catholic Health Services of Long Island Obligated
              Group, St. Catherine of Siena Medical Center, Series
              2000A, 6.500%, 7/01/20

       2,400 Dormitory Authority of the State of New York, Revenue         7/11 at 101.00        A3  2,511,720
              Bonds, Lenox Hill Hospital Obligated Group, Series 2001,
              5.500%, 7/01/30

         465 New York State Medical Care Facilities Finance Agency,        8/04 at 100.00       AAA    486,158
              FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
              Home Projects, Series 1992B, 6.200%, 8/15/22

----
29

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  5,000 New York State Medical Care Facilities Finance Agency,        8/04 at 102.00       AAA $5,112,850
              FHA-Insured Hospital Mortgage Revenue Refunding Bonds, New
              York and Presbyterian Hospital, Series 1994A, 5.375%,
              2/15/25 - MBIA Insured

         300 New York State Medical Care Facilities Finance Agency,        4/04 at 100.00        AA    301,443
              Hospital and Nursing Home Insured Mortgage Revenue Bonds,
              Series 1989B, 7.350%, 2/15/29 (Pre-refunded to 4/15/04)

       1,000 New York State Medical Care Facilities Finance Agency,        2/05 at 102.00        AA  1,060,100
              FHA-Insured Mortgage Revenue Bonds, Kenmore Mercy
              Hospital, Series 1995B, 6.100%, 2/15/15

         960 New York State Medical Care Facilities Finance Agency,       11/05 at 102.00       Aa1  1,049,702
              Secured Mortgage Revenue Bonds, Brookdale Family Care
              Centers, Inc., Series 1995A, 6.375%, 11/15/19

       1,020 New York State Medical Care Facilities Finance Agency,        8/04 at 102.00        AA  1,044,296
              Hospital and Nursing Home FHA-Insured Mortgage Revenue
              Bonds, Series 1994A, 6.200%, 2/15/21

          80 New York State Medical Care Facilities Finance Agency,          No Opt. Call        AA     82,756
              Hospital and Nursing Home Insured Mortgage Revenue Bonds,
              Series 1991A, 7.450%, 8/15/31

       2,350 Dormitory Authority of the State of New York, Revenue         2/05 at 100.00      BBB-  2,374,558
              Bonds, Mount Sinai NYU Health Obligated Group, Series
              2002C, 6.000%, 7/01/26

       1,825 Newark-Wayne Community Hospital, Inc., New York, Hospital     3/04 at 102.00       N/R  1,790,270
              Revenue Improvement and Refunding Bonds, Series 1993A,
              7.600%, 9/01/15

             Suffolk County Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, Huntington Hospital Project,
             Series 2002C:
         850  6.000%, 11/01/22                                            11/12 at 100.00      Baa1    920,065
       1,220  5.875%, 11/01/32                                            11/12 at 100.00      Baa1  1,283,355

       1,000 Yonkers Industrial Development Agency, New York, Civic        7/11 at 101.00        BB  1,028,180
              Facility Revenue Bonds, St. John's Riverside Hospital
              Project, Series 2001A, 7.125%, 7/01/31
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.8%

         335 East Syracuse Housing Authority, New York, FHA Section 8      4/10 at 102.00       AAA    360,892
              Revenue Refunding Bonds, Bennet Project, Series 2001A,
              6.700%, 4/01/21

       2,000 New York City Housing Development Corporation, New York,      4/04 at 101.00       AAA  2,079,000
              Multifamily Mortgage Revenue Bonds, FHA-Insured Mortgage
              Loan, Series 1993A, 6.550%, 10/01/15

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2001A:
       2,000  5.500%, 11/01/31                                             5/11 at 101.00        AA  2,106,760
       2,000  5.600%, 11/01/42                                             5/11 at 101.00        AA  2,105,640

       2,000 New York City Housing Development Corporation, New York,     11/11 at 100.00        AA  2,077,720
              Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%,
              11/01/33 (Alternative Minimum Tax)

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2002A:
         910  5.375%, 11/01/23 (Alternative Minimum Tax)                   5/12 at 100.00        AA    966,156
         450  5.500%, 11/01/34 (Alternative Minimum Tax)                   5/12 at 100.00        AA    475,740

       2,040 New York State Housing Finance Agency, Mortgage Revenue       5/06 at 102.00       AAA  2,173,804
              Refunding Bonds, Housing Project, Series 1996A, 6.125%,
              11/01/20 - FSA Insured

             New York State Housing Finance Agency, FHA-Insured Mortgage
             Multifamily Housing Revenue Bonds, Series 1992A:
       1,045  6.950%, 8/15/12                                              8/04 at 100.00        AA  1,057,665
         350  7.000%, 8/15/22                                              8/04 at 100.00        AA    362,950

       1,000 New York State Housing Finance Agency, Multifamily Housing    8/04 at 102.00       Aa1  1,021,670
              Revenue Bonds, Secured Mortgage Program, Series 1994C,
              6.450%, 8/15/14

       1,000 New York State Housing Finance Agency, Multifamily Housing    8/11 at 100.00       Aa1  1,044,400
              Revenue Bonds, Secured Mortgage Program, Series 2001G,
              5.400%, 8/15/33 (Alternative Minimum Tax)

       1,280 Tonawanda Housing Authority, New York, Housing Revenue        9/09 at 103.00       N/R  1,268,480
              Bonds, Kibler Senior Housing, L.P. Project, Series 1999B,
              7.750%, 9/01/31

----
30

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  3,030 Westchester County, New York, Industrial Development          8/11 at 102.00       Aaa $3,236,373
              Agency, Civic Facility Revenue Bonds, GNMA- Collateralized
              Mortgage Loan, Living Independently for the Elderly, Inc.
              Project, Series 2001A, 5.400%, 8/20/32
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.4%

       1,360 New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,  10/09 at 100.00       Aa1  1,474,158
              Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

       1,470 New York State Mortgage Agency, Homeowner Mortgage Revenue    4/10 at 100.00       Aa1  1,573,385
              Bonds, Series 95, 5.625%, 4/01/22

         280 New York State Mortgage Agency, Mortgage Revenue Bonds,      10/10 at 100.00       Aaa    292,034
              Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum
              Tax)

       1,660 New York State Mortgage Agency, Mortgage Revenue Bonds,       4/13 at 101.00       Aaa  1,704,637
              Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.3%

       1,320 East Rochester Housing Authority, New York, GNMA Secured     12/11 at 101.00       Aaa  1,409,786
              Revenue Refunding Bonds, Genesee Valley Presbyterian
              Nursing Center Project, Series 2001, 5.200%, 12/20/24

         965 Nassau County, New York, Industrial Development Agency,       7/11 at 101.00       N/R    976,667
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2001B-1, 7.250%, 7/01/16

       1,230 New York City Industrial Development Agency, New York,        7/10 at 102.00       N/R  1,298,683
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2000, 8.125%, 7/01/19

       2,000 Dormitory Authority of the State of New York, Revenue         7/06 at 102.00       Aa1  2,126,160
              Bonds, Bishop Henry R. Hucles Nursing Home, Inc., Series
              1996, 6.000%, 7/01/24

       2,085 Dormitory Authority of the State of New York, FHA-Insured     8/06 at 102.00       AAA  2,219,191
              Mortgage Revenue Bonds, W.K. Nursing Home Corporation,
              Series 1996, 5.950%, 2/01/16

       1,000 Dormitory Authority of the State of New York, Revenue         7/10 at 102.00         A  1,113,680
              Bonds, Miriam Osborn Memorial Home Association, Series
              2000B, 6.375%, 7/01/29 - ACA Insured

       1,500 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       Aa3  1,662,480
              Bonds, Concord Nursing Home, Inc., Series 2000, 6.500%,
              7/01/29

         300 Dormitory Authority of the State of New York, FHA-Insured     2/12 at 101.00       AAA    323,367
              Mortgage Revenue Bonds, Augustana Lutheran Home for the
              Aged, Inc., Series 2001, 5.400%, 2/01/31 - MBIA Insured

       1,520 Dormitory Authority of the State of New York, FHA-Insured     2/13 at 102.00       AAA  1,609,254
              Mortgage Nursing Home Revenue Bonds, Shorefront Jewish
              Geriatric Center, Inc., Series 2002, 5.200%, 2/01/32

         250 Suffolk County, New York, Industrial Development Agency,      7/11 at 101.00       N/R    253,023
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2001C-1, 7.250%, 7/01/16

       5,000 Syracuse Housing Authority, New York, FHA-Insured Mortgage    2/08 at 102.00       AAA  5,657,850
              Revenue Bonds, Loretto Rest Residential Healthcare
              Facility Project, Series 1997A, 5.800%, 8/01/37
--------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         700 Essex County Industrial Development Agency, New York,        11/09 at 101.00       BBB    754,418
              Environmental Improvement Revenue Bonds, International
              Paper Company Projects, Series 1999A, 6.450%, 11/15/23
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.5%

             The City of New York, New York, General Obligation Bonds,
             Fiscal Series 1996G:
       2,000  5.750%, 2/01/17                                              2/06 at 101.50         A  2,154,340
       2,500  5.750%, 2/01/20                                              2/06 at 101.50         A  2,697,850

       1,750 The City of New York, New York, General Obligation Bonds,    11/06 at 101.50         A  1,888,075
              Fiscal Series 1997D, 5.875%, 11/01/11

         140 The City of New York, New York, General Obligation Bonds,       No Opt. Call         A    140,676
              Fiscal Series 1991B, 7.500%, 2/01/06

         950 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A  1,025,050
              2000A, 6.000%, 6/01/20 - ACA Insured

             South Orangetown Central School District, Rockland County,
             New York, Serial General Obligation Bonds, Series 1990:
         390  6.875%, 10/01/08                                               No Opt. Call        A1    468,020
         390  6.875%, 10/01/09                                               No Opt. Call        A1    477,984

----
31

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.6%

    $    300 Albany Housing Authority, Albany, New York, Limited          10/05 at 102.00        A3 $  321,900
              Obligation Bonds, Series 1995, 5.850%, 10/01/07

       1,500 Albany Parking Authority, New York, Revenue Refunding           No Opt. Call      Baa1    803,325
              Bonds, Series 1992A, 0.000%, 11/01/17

       3,000 Battery Park City Authority, New York, Senior Revenue        11/13 at 100.00       AAA  3,294,510
              Bonds, Series 2003A, 5.250%, 11/01/22

             Canton Human Services Initiative, Inc., New York, Facility
             Revenue Bonds, Series 2001:
       1,000  5.700%, 9/01/24                                              9/11 at 102.00      Baa2  1,064,690
       1,260  5.750%, 9/01/32                                              9/11 at 102.00      Baa2  1,333,269

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       1,825  5.750%, 7/01/18                                                No Opt. Call       AA-  2,176,459
       4,400  5.125%, 1/01/29                                              7/12 at 100.00       AA-  4,609,572

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 2002A:
       4,400  5.250%, 11/15/25 - FSA Insured                              11/12 at 100.00       AAA  4,732,376
       2,000  5.000%, 11/15/30                                            11/12 at 100.00       AA-  2,089,660

       1,680 Monroe Newpower Corporation, New York, Power Facilities       1/13 at 102.00      BBB+  1,755,986
              Revenue Bonds, Series 2003, 5.500%, 1/01/34

       1,000 Nassau County Interim Finance Authority, New York, Sales     11/10 at 100.00       AAA  1,169,160
              Tax Secured Revenue Bonds, Series 2000A, 5.750%, 11/15/16
              - MBIA Insured

       1,700 New York City Transit Authority, New York, Metropolitan       1/10 at 101.00       AAA  1,961,375
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 - AMBAC Insured

       1,915 New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3  2,916,717
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 15.250%, 11/01/17 (IF)

       2,665 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AA+  2,821,276
              Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
              2/01/23

       2,900 Dormitory Authority of the State of New York, Department of   7/04 at 102.00       AA-  3,003,298
              Health of the State of New York, Revenue Bonds, Series
              1994, 5.500%, 7/01/23 (Pre-refunded to 7/01/04)

          35 Dormitory Authority of the State of New York, Improvement     2/07 at 102.00       AAA     39,292
              Revenue Bonds, Mental Health Services Facilities, Series
              1997A, 5.750%, 8/15/22 - MBIA Insured

       1,495 Dormitory Authority of the State of New York, Mental Health   2/07 at 102.00       AA-  1,587,810
              Services Facilities Improvement Revenue Bonds, Series
              1997B, 5.625%, 2/15/21

       1,180 New York State Environmental Facilities Corporation,          3/14 at 100.00       AA-  1,260,216
              Environmental Infrastructure Revenue Bonds, Series 2003A,
              5.000%, 3/15/21

       1,000 New York State Housing Finance Agency, New York City,         5/06 at 101.50         A  1,088,080
              Health Facilities Revenue Refunding Bonds, Series 1996A,
              6.000%, 11/01/08

          10 New York State Housing Finance Agency, Service Contract       9/05 at 102.00       AA-     10,867
              Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15

         160 State of New York Municipal Bond Bank Agency, Special         3/04 at 100.00      BBB+    165,024
              Program Revenue Bonds, City of Buffalo Issue, Series
              1991A, 6.875%, 3/15/06

       1,200 Dormitory Authority of the State of New York, State           3/13 at 100.00        AA  1,321,836
              Personal Income Tax Revenue Bonds, Series 2003A, 5.375%,
              3/15/22

       3,335 New York State Thruway Authority, Highway and Bridge Trust    4/10 at 101.00       Aaa  5,030,181
              Fund Bonds, Residual Interest Certificates, Series 368,
              14.860%, 4/01/16 (IF) - FGIC Insured

       1,535 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA  1,708,578
              Fund Bonds, Series 2002A, 5.250%, 4/01/18 - FSA Insured

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA  1,635,150
              Fund Bonds, Second General, Series 2003, 5.250%, 4/01/23 -
              MBIA Insured

       1,000 New York State Urban Development Corporation, Project         1/06 at 102.00       AA-  1,095,160
              Revenue Refunding Bonds, Onondaga County Convention
              Center, Series 1995, 6.250%, 1/01/20

----
32

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002A:
    $  1,500  5.375%, 3/15/18                                              3/12 at 100.00        AA $1,677,390
       3,500  5.125%, 3/15/27                                              3/12 at 100.00        AA  3,688,545

       2,000 New York State Urban Development Corporation, State           3/13 at 100.00        AA  2,091,020
              Personal Income Tax Revenue Bonds, State Facilities and
              Equipment, Series 2002C-1, 5.000%, 3/15/33

       3,500 New York State Urban Development Corporation, Correctional      No Opt. Call       AA-  4,020,135
              and Youth Facilities Service Contract Revenue Bonds,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       2,000 Niagara Falls City School District, Niagara County, New       6/08 at 101.00       AAA  2,177,500
              York, Certificates of Participation, High School Facility,
              Series 1998, 5.375%, 6/15/28 - MBIA Insured

       1,420 Niagara Falls City School District, Niagara County, New       6/09 at 101.00      BBB-  1,556,363
              York, Certificates of Participation, High School Facility,
              Series 2000, 6.625%, 6/15/28

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA  1,171,470
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

             New York Tobacco Settlement Financing Corporation, Tobacco
             Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       2,255  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       AAA  2,481,312
       4,945  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA  5,400,731

       2,500 New York Tobacco Settlement Financing Corporation, Tobacco    6/13 at 100.00       AA-  2,734,000
              Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

       1,105 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call       AA-  1,299,999
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10

             United Nations Development Corporation, New York, Revenue
             Bonds, Senior Lien, Series 2004A:
         880  5.250%, 7/01/23                                              1/08 at 100.00        A3    905,353
         750  5.250%, 7/01/24                                              1/08 at 100.00        A3    770,543

       1,250 Virgin Islands Public Finance Authority, Gross Receipts Tax  10/10 at 101.00       BBB  1,434,050
              Loan Notes, Series 1999A, 6.500%, 10/01/24

       1,960 Yonkers Industrial Development Agency, New York, Civic        2/11 at 100.00      BBB-  2,115,918
              Facility Revenue Bonds, Community Development Properties,
              Yonkers, Inc. Project, Series 2001A, 6.625%, 2/01/26
--------------------------------------------------------------------------------------------------------------
             Transportation - 5.6%

             Metropolitan Transportation Authority, New York,
             Transportation Revenue Refunding Bonds, Series 2002A:
       1,500  5.500%, 11/15/19 - AMBAC Insured                            11/12 at 100.00       AAA  1,711,995
       1,000  5.125%, 11/15/22 - FGIC Insured                             11/12 at 100.00       AAA  1,077,090

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA  1,712,340
              Transportation Revenue Bonds, Series 2003A, 5.000%,
              11/15/15 - FGIC Insured

         500 New York City Industrial Development Agency, New York,       12/08 at 102.00       Ba2    379,800
              Special Facilities Revenue Bonds, British Airways PLC
              Project, Series 1998, 5.250%, 12/01/32 (Alternative
              Minimum Tax)

       1,000 Niagara Frontier Transportation Authority, New York,          4/09 at 101.00       AAA  1,098,850
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       1,500 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA  1,653,405
              Bonds, JFK International Air Terminal LLC Project, Series
              6, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC    193,788
              Bonds, American Airlines, Inc. Project, Series 1996A,
              6.250%, 6/01/26 (Alternative Minimum Tax)

       1,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AA-  1,616,295
              Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

       5,000 Triborough Bridge and Tunnel Authority, New York, General    11/12 at 100.00       AA-  6,653,050
              Revenue Bonds, Series ROLS II-R 194, 13.620%, 11/15/19 (IF)

----
33

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Transportation (continued)

             Triborough Bridge and Tunnel Authority, New York, General
             Revenue Refunding Subordinate Lien Bonds, Series 2002E:
    $    780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA $  929,510
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA  2,510,565
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.3%

       2,000 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA  2,197,540
              Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
              AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.250%, 4/01/23 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA  1,175,570
       2,000  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA  2,306,680

         220 Dormitory Authority of the State of New York, Judicial        5/04 at 114.14   Baa1***    272,056
              Facilities Lease Revenue Bonds, Suffolk County Issue,
              Series 1991A, 9.500%, 4/15/14

       1,000 Dormitory Authority of the State of New York, Revenue         7/04 at 102.00    AA-***  1,038,260
              Bonds, Department of Education of the State of New York,
              Series 1994A, 6.250%, 7/01/24 (Pre-refunded to 7/01/04)

       1,500 Dormitory Authority of the State of New York, Department of   7/05 at 102.00       AAA  1,640,160
              Health of the State of New York, Revenue Bonds, Roswell
              Park Cancer Center, Series 1995, 6.625%, 7/01/24
              (Pre-refunded to 7/01/05)

         965 Dormitory Authority of the State of New York, Improvement     2/07 at 102.00       AAA  1,099,743
              Revenue Bonds, Mental Health Services Facilities, Series
              1997A, 5.750%, 8/15/22 (Pre-refunded to 2/15/07) - MBIA
              Insured

       1,005 Dormitory Authority of the State of New York, Mental Health   2/07 at 102.00    AA-***  1,141,700
              Services Facilities Improvement Revenue Bonds, Series
              1997B, 5.625%, 2/15/21 (Pre-refunded to 2/15/07)

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities, 1999
             Resolution, Series A-D, RITES, Series PA-781R:
         835  15.186%, 5/15/14 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA  1,336,042
              Insured
         500  15.186%, 5/15/16 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA    800,025
              Insured
         670  15.186%, 5/15/17 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA  1,072,034
              Insured

         200 New York State Housing Finance Agency, State University         No Opt. Call       AAA    255,082
              Construction Bonds, Series 1986A, 8.000%, 5/01/11

             New York State Housing Finance Agency, Service Contract
             Obligation Revenue Bonds, Series 1995A:
       1,785  6.375%, 9/15/15 (Pre-refunded to 9/15/07)                    9/07 at 100.00       AAA  2,069,547
         205  6.375%, 9/15/15 (Pre-refunded to 9/15/05)                    9/05 at 102.00    AA-***    225,434

          15 New York State Medical Care Facilities Finance Agency,        8/04 at 102.00    AA-***     15,686
              Improvement Revenue Bonds, Mental Health Services
              Facilities, Series 1994E, 6.500%, 8/15/24 (Pre-refunded to
              8/15/04)

       5,745 New York State Thruway Authority, Local Highway and Bridge      No Opt. Call       AAA  9,143,570
              Service Contract Bonds, Drivers Series 145, 14.816%,
              10/01/08 (IF) - AMBAC Insured

       3,000 New York State Thruway Authority, Local Highway and Bridge    4/11 at 100.00    AA-***  3,484,530
              Service Contract Bonds, Series 2001, 5.250%, 4/01/17
              (Pre-refunded to 4/01/11)

       3,000 Triborough Bridge and Tunnel Authority, New York, General     1/22 at 100.00       AAA  3,529,770
              Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
              (Pre-refunded to 1/01/22)
--------------------------------------------------------------------------------------------------------------
             Utilities - 10.3%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       3,000  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA  3,222,330
       1,000  5.250%, 12/01/26                                             6/08 at 101.00        A-  1,052,450
       1,000  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA  1,077,120
       1,500  5.250%, 12/01/26 - MBIA Insured                              6/08 at 101.00       AAA  1,611,300

       2,350 Long Island Power Authority, New York, Electric System          No Opt. Call       AAA  1,164,449
              General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 - FSA
              Insured

       2,000 Long Island Power Authority, New York, Electric System        9/11 at 100.00        A-  2,117,660
              General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       1,000 Long Island Power Authority, New York, Electric System        5/11 at 100.00        A-  1,052,780
              General Revenue Bonds, Series 2000L, 5.375%, 5/01/33

----
34

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  5,000 Long Island Power Authority, New York, Electric System        9/13 at 100.00       AAA $  5,536,150
              General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
              CIFG Insured

       4,950 New York City Industrial Development Agency, New York,       10/08 at 102.00      BBB-    4,692,353
              Industrial Revenue Bonds, Brooklyn Navy Yard Cogeneration
              Partners, L.P. Project, Series 1997, 5.750%, 10/01/36
              (Alternative Minimum Tax)

       2,435 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA    2,617,089
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation Project, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax) - MBIA Insured

       1,545 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA    1,665,572
              Facilities Revenue Refunding Bonds, Consolidated Edison
              Company, Inc. Project, Series 1995A, 6.100%, 8/15/20 -
              AMBAC Insured

       3,000 Power Authority of the State of New York, General Revenue    11/10 at 100.00       Aa2    3,160,410
              Bonds, Series 2000A, 5.250%, 11/15/40

       1,500 Niagara County, New York, Industrial Development Agency,     11/11 at 101.00      Baa1    1,639,710
              Solid Waste Disposal Facility Revenue Bonds, American Ref
              - Fuel Company of Niagara, Series 2001A, 5.450%, 11/15/26
              (Alternative Minimum Tax) (Mandatory put 11/15/12)

             Suffolk County Industrial Development Agency, New York,
             Industrial Development Revenue Bonds, Nissequogue
             Cogeneration Partners Facility, Series 1998:
       1,800  5.300%, 1/01/13 (Alternative Minimum Tax)                    1/09 at 101.00       N/R    1,770,588
       4,000  5.500%, 1/01/23 (Alternative Minimum Tax)                    1/09 at 101.00       N/R    3,883,280
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.9%

             Monroe County Water Authority, New York, Water Revenue
             Bonds, Series 2001:
         850  5.150%, 8/01/22                                              8/11 at 101.00        AA      913,762
       2,250  5.250%, 8/01/36                                              8/11 at 101.00        AA    2,397,240

       2,000 New York City Municipal Water Finance Authority, New York,    6/06 at 101.00       AAA    2,194,140
              Water and Sewer System Revenue Bonds, Fiscal Series 1996B,
              5.750%, 6/15/26 - MBIA Insured

         250 New York City Municipal Water Finance Authority, New York,    6/09 at 101.00       AAA      276,752
              Water and Sewer System Revenue Bonds, Fiscal Series 2000A,
              5.500%, 6/15/32 - FGIC Insured

       2,900 New York City Municipal Water Finance Authority, New York,    6/10 at 101.00        AA    3,211,054
              Water and Sewer System Revenue Bonds, Fiscal Series 2001A,
              5.500%, 6/15/33

       2,225 New York City Municipal Water Finance Authority, New York,    6/12 at 100.00        AA    2,483,233
              Water and Sewer System Revenue Bonds, Fiscal Series 2003A,
              5.375%, 6/15/19

       4,000 New York State Environmental Facilities Corporation, State   11/12 at 100.00       AAA    4,497,760
              Clean Water and Drinking Water Revolving Funds Revenue
              Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18

       1,000 Niagara Falls Public Water Authority, New York, Water and     7/06 at 100.00       AAA    1,072,260
              Sewer Revenue Bonds, Series 2003A, 5.500%, 7/15/24 - MBIA
              Insured
----------------------------------------------------------------------------------------------------------------
    $308,115 Total Long-Term Investments (cost $308,508,948) - 96.0%                                 336,834,987
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 2.3%

         400 The City of New York, New York, General Obligation                                A-1+      400,000
              Adjustable Rate Bonds, Fiscal Series 1994 B2-B10, 0.970%,
              8/15/23 - MBIA Insured+

       5,700 The City of New York, New York, General Obligation Bonds,                          A-1    5,700,000
              Variable Rate Demand Obligations, Series 2002A-7, 0.920%,
              11/01/24 - AMBAC Insured+

----
35

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                              Market
Amount (000) Description                                                  Ratings**        Value
------------------------------------------------------------------------------------------------
             Short-Term Investments (continued)

    $  2,000 New York Municipal Water Finance Authority, New York, Water       A-1+ $  2,000,000
              and Sewer System Variable Rate Demand Revenue Bonds,
              Fiscal Series 1994C, 0.970%, 6/15/23 - FGIC Insured+
------------------------------------------------------------------------------------------------
    $  8,100 Total Short-Term Investments (cost $8,100,000)                            8,100,000
------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $316,608,948) - 98.3%                           344,934,987
             ----------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.7%                                      6,008,579
             ----------------------------------------------------------------------------------
             Net Assets - 100%                                                      $350,943,566
             ----------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

----
36

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
February 29, 2004


   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.5%

    $  1,000 Allegany County Industrial Development Agency, New York,      8/08 at 102.00       Aaa $1,038,860
              Civic Facility Revenue Bonds, Alfred University Civic
              Facility, Series 1998, 5.000%, 8/01/28 - MBIA Insured

       3,095 Amherst Industrial Development Agency, New York, Revenue      8/10 at 102.00       AAA  3,541,392
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Project, Series 2000A, 5.750%, 8/01/30 - AMBAC
              Insured

       1,110 Amherst Industrial Development Agency, New York, Revenue      8/12 at 101.00       AAA  1,188,777
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Creekside Project, Series 2002A, 5.000%,
              8/01/22 - AMBAC Insured

       1,350 Town of Hempstead Industrial Development Agency, New York,    7/06 at 102.00       AAA  1,502,429
              Civic Facility Revenue Bonds, Hofstra University Project,
              Series 1996, 5.800%, 7/01/15 - MBIA Insured

       1,750 The Trust for Cultural Resources of the City of New York,     4/07 at 101.00       AAA  1,914,780
              New York, Revenue Bonds, American Museum of Natural
              History, Series 1997A, 5.650%, 4/01/27 - MBIA Insured

       1,000 New York City Industrial Development Agency, New York,       11/04 at 102.00       AAA  1,056,570
              Civic Facility Revenue Bonds, USTA National Tennis Center
              Incorporated Project, Series 1994, 6.375%, 11/15/14 - FSA
              Insured

       1,145 New York City Industrial Development Agency, New York,        6/07 at 102.00       Aaa  1,290,243
              Civic Facility Revenue Bonds, Anti- Defamation League
              Foundation Project, Series 1997A, 5.600%, 6/01/17 - MBIA
              Insured

       1,000 Dormitory Authority of the State of New York, Lease Revenue     No Opt. Call       AAA  1,140,720
              Bonds, State University Dormitory Facilities, Series
              2003B, 5.250%, 7/01/32 (Optional put 7/01/13) - XLCA
              Insured

       4,000 Dormitory Authority of the State of New York, City              No Opt. Call       AAA  4,814,440
              University System Consolidated Revenue Bonds, Series
              1993A, 5.750%, 7/01/13 - MBIA Insured

       2,925 Dormitory Authority of the State of New York, Insured         7/07 at 102.00       AAA  3,268,834
              Revenue Bonds, Siena College, Series 1997, 5.750%, 7/01/26
              - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Insured         7/08 at 101.00       AAA  1,035,730
              Revenue Bonds, Fordham University, Series 1998, 5.000%,
              7/01/28 - MBIA Insured

       3,000 Dormitory Authority of the State of New York, Insured         7/08 at 101.00       Aaa  3,204,060
              Revenue Bonds, Ithaca College, Series 1998, 5.000%,
              7/01/21 - AMBAC Insured

       3,250 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       AAA  3,714,035
              Bonds, Upstate Community Colleges, Series 2000A, 5.750%,
              7/01/29 - FSA Insured

       5,280 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       AAA  3,953,294
              Bonds, University of Rochester, Series 2000A, 0.000%,
              7/01/25 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Insured         7/10 at 101.00       AAA  1,174,420
              Revenue Bonds, Pace University, Series 2000, 6.000%,
              7/01/29 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Fourth          7/10 at 100.00       AAA  1,073,380
              General Resolution Consolidated Revenue Bonds, City
              University System, Series 2000A, 5.125%, 7/01/22 - FGIC
              Insured

       1,000 Dormitory Authority of the State of New York, Revenue         7/11 at 101.00       AAA  1,070,670
              Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 -
              MBIA Insured

       1,000 Dormitory Authority of the State of New York, General           No Opt. Call       AAA  1,199,370
              Revenue Bonds, New York University, Series 2001-1, 5.500%,
              7/01/40 - AMBAC Insured

       1,500 Dormitory Authority of the State of New York, Insured         7/11 at 100.00       AAA  1,563,045
              Revenue Bonds, Yeshiva University, Series 2001, 5.000%,
              7/01/30 - AMBAC Insured

       1,490 Dormitory Authority of the State of New York, Insured         7/12 at 100.00       AAA  1,595,298
              Revenue Bonds, Fordham University, Series 2002, 5.000%,
              7/01/21 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 16.1%

             New York City Health and Hospitals Corporation, New York,
             Health System Revenue Bonds, Series 2003A:
       2,000  5.250%, 2/15/21 - AMBAC Insured                              2/13 at 100.00       AAA  2,187,580
       1,750  5.250%, 2/15/22 - AMBAC Insured                              2/13 at 100.00       AAA  1,901,760

       6,460 Dormitory Authority of the State of New York, St. Vincent's   8/05 at 102.00       AAA  6,924,732
              Hospital and Medical Center of New York, FHA-Insured
              Mortgage Revenue Bonds, Series 1995, 5.800%, 8/01/25 -
              AMBAC Insured

       3,305 Dormitory Authority of the State of New York, FHA-Insured     8/04 at 105.00       AAA  3,512,851
              Mortgage Hospital Revenue Bonds, Millard Fillmore
              Hospitals, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

----
37

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  3,730 Dormitory Authority of the State of New York, FHA-Insured     2/06 at 102.00       AAA $4,057,270
              Mortgage Hospital Revenue Bonds, Maimonides Medical
              Center, Series 1996A, 5.750%, 8/01/24 - MBIA Insured

       2,500 Dormitory Authority of the State of New York, Secured         2/08 at 101.50       AAA  2,588,400
              Hospital Insured Revenue Bonds, Southside Hospital, Series
              1998, 5.000%, 2/15/25 - MBIA Insured

       4,000 Dormitory Authority of the State of New York, United Health   2/08 at 102.00       AAA  4,330,240
              Services, FHA-Insured Mortgage Revenue Refunding Bonds,
              Series 1997, 5.375%, 8/01/27 - AMBAC Insured

       6,115 Dormitory Authority of the State of New York, The New York    2/08 at 101.00       AAA  6,391,826
              and Presbyterian Hospital, FHA-Insured Mortgage Hospital
              Revenue Bonds, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

       3,000 Dormitory Authority of the State of New York, Revenue        11/08 at 101.00       AAA  3,126,150
              Bonds, North Shore Health System Obligated Group, Series
              1998, 5.000%, 11/01/23 - MBIA Insured

       2,000 Dormitory Authority of the State of New York, Revenue         7/13 at 100.00       AAA  2,147,300
              Bonds, Memorial Sloan Kettering Cancer Center, Series
              2003-1, 5.000%, 7/01/21 - MBIA Insured

       2,000 Dormitory Authority of the State of New York, FHA-Insured     8/09 at 101.00       AAA  2,204,560
              Mortgage Hospital Revenue Bonds, Montefiore Medical
              Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

       3,105 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00       AAA  3,439,440
              Bonds, Catholic Health Services of Long Island Obligated
              Group, St. Charles Hospital and Rehabilitation Center,
              Series 1999A, 5.500%, 7/01/22 - MBIA Insured

       2,260 Dormitory Authority of the State of New York, Hospital        7/09 at 101.00       AAA  2,482,158
              Revenue Bonds, Catholic Health Services of Long Island
              Obligated Group, St. Francis Hospital, Series 1999A,
              5.500%, 7/01/29 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Insured         7/09 at 101.00       AAA  1,108,030
              Revenue Bonds, New Island Hospital, Series 1999A, 5.750%,
              7/01/19 - AMBAC Insured

       5,000 Dormitory Authority of the State of New York, Revenue         7/11 at 101.00       AAA  5,335,250
              Bonds, Winthrop South Nassau University Health System
              Obligated Group, Series 2001A, 5.250%, 7/01/31 - AMBAC
              Insured

         525 New York State Medical Care Facilities Finance Agency,        5/04 at 100.00       AAA    527,431
              Revenue Bonds, Our Lady of Victory Hospital Project,
              Series 1991A, 6.625%, 11/01/16 - AMBAC Insured

       4,000 New York State Medical Care Facilities Finance Agency,        8/04 at 102.00       AAA  4,090,280
              FHA-Insured Hospital Mortgage Revenue Refunding Bonds, New
              York and Presbyterian Hospital, Series 1994A, 5.375%,
              2/15/25 - MBIA Insured

         605 New York State Medical Care Facilities Finance Agency,        4/04 at 100.00        AA    607,910
              Hospital and Nursing Home Insured Mortgage Revenue Bonds,
              Series 1989B, 7.350%, 2/15/29 (Pre-refunded to 4/15/04)

       2,890 New York State Medical Care Facilities Finance Agency,        2/05 at 102.00       AAA  3,067,446
              FHA-Insured Mortgage Revenue Bonds, Montefiore Medical
              Center, Series 1995A, 5.750%, 2/15/15 - AMBAC Insured

       1,910 Dormitory Authority of the State of New York, FHA-Insured     8/12 at 100.00       AAA  2,040,548
              Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
              Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.0%

       4,325 New York City Housing Development Corporation, New York,      3/04 at 105.00       AAA  4,551,129
              Multifamily Housing Limited Obligation Bonds, Pass-through
              Certificates, Series 1991C, 6.500%, 2/20/19 - AMBAC Insured

             New York State Housing Finance Agency, Mortgage Revenue
             Refunding Bonds, Housing Project, Series 1996A:
       5,005  6.100%, 11/01/15 - FSA Insured                               5/06 at 102.00       AAA  5,330,125
       4,525  6.125%, 11/01/20 - FSA Insured                               5/06 at 102.00       AAA  4,821,795

         610 New York State Housing Finance Agency, Multifamily Housing    5/04 at 100.00       AAA    611,141
              Revenue Bonds, Series 1989A, 7.450%, 11/01/28 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.1%

       4,250 East Rochester Housing Authority, New York, FHA-Insured       8/07 at 102.00       AAA  4,739,515
              Mortgage Revenue Bonds, St. John's Meadows Project, Series
              1997A, 5.700%, 8/01/27 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, United          7/04 at 100.00       AAA  1,014,130
              Cerebral Palsy Association of Westchester County, Inc.,
              Insured Revenue Bonds, Series 1992, 6.200%, 7/01/12 - MBIA
              Insured

       2,000 Dormitory Authority of the State of New York, FHA-Insured     8/10 at 101.00       AAA  2,226,440
              Mortgage Nursing Home Revenue Bonds, Augustana Lutheran
              Home for the Aged, Inc., Series 2000A, 5.500%, 8/01/38 -
              MBIA Insured

----
38

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

    $  3,665 Dormitory Authority of the State of New York, FHA-Insured     8/11 at 101.00       AAA $3,875,701
              Mortgage Nursing Home Revenue Bonds, Norwegian Christian
              Home and Health Center, Series 2001, 5.200%, 8/01/36 -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.7%

             Camden Central School District, Oneida County, New York,
             School District Serial Bonds, Series 1991:
         500  7.100%, 6/15/07 - AMBAC Insured                                No Opt. Call       AAA    588,250
         600  7.100%, 6/15/08 - AMBAC Insured                                No Opt. Call       AAA    728,412
         600  7.100%, 6/15/09 - AMBAC Insured                                No Opt. Call       AAA    746,262
         275  7.100%, 6/15/10 - AMBAC Insured                                No Opt. Call       AAA    349,201

             Erie County, New York, General Obligation Bonds, Series
             2003A:
       1,000  5.250%, 3/15/15 - FGIC Insured                               3/13 at 100.00       Aaa  1,140,970
       1,000  5.250%, 3/15/16 - FGIC Insured                               3/13 at 100.00       Aaa  1,132,650
       1,000  5.250%, 3/15/17 - FGIC Insured                               3/13 at 100.00       Aaa  1,129,340
       1,000  5.250%, 3/15/18 - FGIC Insured                               3/13 at 100.00       Aaa  1,124,400

         500 Greece Central School District, Monroe County, New York,        No Opt. Call       AAA    595,065
              General Obligation School District Bonds, Series 1992,
              6.000%, 6/15/09 - FGIC Insured

             Town of Halfmoon, Saratoga County, New York, Public
             Improvement Serial Bonds, Series 1991:
         385  6.500%, 6/01/09 - AMBAC Insured                                No Opt. Call       AAA    464,298
         395  6.500%, 6/01/10 - AMBAC Insured                                No Opt. Call       AAA    484,076
         395  6.500%, 6/01/11 - AMBAC Insured                                No Opt. Call       AAA    490,171

       2,295 Harborsfield Central School District, Suffolk County, New     6/11 at 100.00       Aaa  2,505,933
              York, General Obligation Bonds, Series 2001, 5.000%,
              6/01/19 - FSA Insured

             Middle County Central School District at Centereach,
             Brookhaven, Suffolk County, New York, General Obligation
             Bonds, Series 1991A:
         475  6.900%, 12/15/07 - AMBAC Insured                               No Opt. Call       AAA    562,286
         475  6.900%, 12/15/08 - AMBAC Insured                               No Opt. Call       AAA    576,099

       2,250 County of Monroe, New York, General Obligation Public         3/12 at 100.00       AAA  2,473,268
              Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
              Insured

       2,000 Monroe Woodbury Central School District, Orange County, New   5/14 at 100.00       AAA  2,000,720
              York, General Obligation Bonds, Series 2004A, 4.250%,
              5/15/22 - FGIC Insured

             Mount Sinai Union Free School District, County of Suffolk,
             New York, School District Refunding Serial Bonds, Series
             1992:
         500  6.200%, 2/15/15 - AMBAC Insured                                No Opt. Call       AAA    621,395
       1,035  6.200%, 2/15/16 - AMBAC Insured                                No Opt. Call       AAA  1,292,115

       1,125 County of Nassau, New York, General Obligation Improvement    3/10 at 100.00       AAA  1,317,465
              Bonds, Series 2000E, 6.000%, 3/01/20 - FSA Insured

       1,000 County of Nassau, New York, General Obligations, Serial       6/09 at 102.00       AAA  1,095,520
              General Improvement Bonds, Series B, 5.250%, 6/01/23 -
              AMBAC Insured

       1,020 City of New Rochelle, Westchester County, New York, General   8/04 at 102.00       AAA  1,064,788
              Obligations, Public Improvement Bonds, Series 1994B,
              6.200%, 8/15/22 - MBIA Insured

          60 The City of New York, New York, General Obligation Bonds,     8/04 at 100.00       AAA     60,700
              Fiscal Series 1992C, 6.250%, 8/01/10 - FSA Insured

             The City of New York, New York, General Obligation Bonds,
             Fiscal Series 2001D:
       3,000  5.250%, 8/01/15 - MBIA Insured                               8/10 at 101.00       AAA  3,386,040
       2,000  5.000%, 8/01/16 - FGIC Insured                               8/10 at 101.00       AAA  2,205,040

       2,460 The City of New York, New York, General Obligation Bonds,    11/11 at 101.00       AAA  2,772,568
              Fiscal Series 2002A, 5.250%, 11/01/15 - MBIA Insured

         300 Niagara Falls, Niagara County, New York, Public Improvement   3/04 at 102.00       AAA    307,485
              Serial Bonds, Series 1994, 6.900%, 3/01/21 - MBIA Insured

       1,505 Town of North Hempstead, Nassau County, New York, General       No Opt. Call       AAA  1,899,024
              Obligation Refunding Serial Bonds, Series 1992B, 6.400%,
              4/01/14 - FGIC Insured

----
39

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Rensselaer County, New York, General Obligation Serial
             Bonds, Series 1991:
    $    960  6.700%, 2/15/13 - AMBAC Insured                                No Opt. Call       AAA $1,220,189
         960  6.700%, 2/15/14 - AMBAC Insured                                No Opt. Call       AAA  1,232,938
         960  6.700%, 2/15/15 - AMBAC Insured                                No Opt. Call       AAA  1,234,426

             Rondout Valley Central School District at Accord, Ulster
             County, New York, General Obligation School District Serial
             Bonds, Series 1991:
         550  6.800%, 6/15/06 - FGIC Insured                                 No Opt. Call       AAA    616,765
         550  6.850%, 6/15/07 - FGIC Insured                                 No Opt. Call       AAA    638,853
         550  6.850%, 6/15/08 - FGIC Insured                                 No Opt. Call       AAA    656,805
         550  6.850%, 6/15/09 - FGIC Insured                                 No Opt. Call       AAA    672,204
         550  6.850%, 6/15/10 - FGIC Insured                                 No Opt. Call       AAA    684,420

       1,000 Smithtown Central School District, Suffolk County, New       10/11 at 100.00       Aaa  1,013,360
              York, General Obligation Bonds, Series 2002, 4.400%,
              10/15/21 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.5%

       1,000 Erie County Industrial Development Authority, New York,       5/12 at 100.00       AAA  1,165,560
              School Facility Revenue Bonds, Buffalo City School
              District, Series 2003, 5.750%, 5/01/19 - FSA Insured

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       2,000  5.500%, 1/01/20 - MBIA Insured                               7/12 at 100.00       AAA  2,259,400
       1,350  5.000%, 7/01/25 - FGIC Insured                               7/12 at 100.00       AAA  1,418,985
       3,000  5.000%, 7/01/30 - AMBAC Insured                              7/12 at 100.00       AAA  3,140,400

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 2002A:
       5,000  5.250%, 11/15/25 - FSA Insured                              11/12 at 100.00       AAA  5,377,700
       3,000  5.000%, 11/15/32 - FSA Insured                              11/12 at 100.00       AAA  3,138,900

       4,625 New York City Transit Authority, New York, Metropolitan       1/10 at 101.00       AAA  5,336,094
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 - AMBAC Insured

       1,700 New York City Transitional Finance Authority, New York,      11/11 at 101.00       AAA  1,782,195
              Future Tax Secured Bonds, Fiscal Series 2002B,
              5.000%, 5/01/30 - MBIA Insured

             New York City Transitional Finance Authority, New York,
             Future Tax Secured Bonds, Fiscal Series 2003C:
       2,000  5.250%, 8/01/20 - AMBAC Insured                              8/12 at 100.00       AAA  2,203,620
       1,700  5.250%, 8/01/22 - AMBAC Insured                              8/12 at 100.00       AAA  1,848,801

       2,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA  2,132,600
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/22 - MBIA Insured

       1,330 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA  1,452,174
              Future Tax Secured Bonds, Fiscal 2003 Series E, 5.250%,
              2/01/22 - MBIA Insured

       3,750 Dormitory Authority of the State of New York, Court           5/10 at 101.00       AAA  4,288,425
              Facilities Lease Revenue Bonds, City of New York Issue,
              Series 1999, 5.750%, 5/15/30 - AMBAC Insured

         325 Dormitory Authority of the State of New York, Improvement     8/10 at 100.00       AAA    341,422
              Revenue Bonds, Mental Health Services Facilities, Series
              2000D, 5.250%, 8/15/30 - FSA Insured

       3,400 Dormitory Authority of the State of New York, Improvement     8/09 at 101.00       AAA  3,587,000
              Revenue Bonds, Mental Health Services Facilities, Series
              1999D, 5.250%, 2/15/29 - FSA Insured

             State of New York Municipal Bond Bank Agency, Special
             Program Revenue Bonds, City of Buffalo, Series 2001A:
       1,185  5.250%, 5/15/25 - AMBAC Insured                              5/11 at 100.00       AAA  1,262,831
       1,250  5.250%, 5/15/26 - AMBAC Insured                              5/11 at 100.00       AAA  1,330,500

       2,000 Dormitory Authority of the State of New York, State           3/13 at 100.00       AAA  2,098,640
              Personal Income Tax Revenue Bonds, Series 2003A, 5.000%,
              3/15/32 - FGIC Insured

             Dormitory Authority of the State of New York, Revenue
             Bonds, School Districts Financing Program, Series 2002D:
       6,275  5.250%, 10/01/23 - MBIA Insured                             10/12 at 100.00       AAA  6,814,336
         875  5.000%, 10/01/30 - MBIA Insured                             10/12 at 100.00       AAA    916,983

----
40

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,000 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA $2,152,100
              Fund Bonds, Series 2002B, 5.000%, 4/01/20 - AMBAC Insured

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Series 2002A:
       2,000  5.250%, 4/01/18 - FSA Insured                                4/12 at 100.00       AAA  2,226,160
       1,000  5.250%, 4/01/19 - FSA Insured                                4/12 at 100.00       AAA  1,107,160

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA  1,635,150
              Fund Bonds, Second General, Series 2003, 5.250%, 4/01/23 -
              MBIA Insured

       4,000 New York State Urban Development Corporation, Revenue         4/06 at 102.00       AAA  4,381,440
              Bonds, Sports Facility Assistance Program, Series 1996A,
              5.500%, 4/01/19 - MBIA Insured

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002C-1:
       1,000  5.500%, 3/15/20 - FGIC Insured                               3/13 at 100.00       AAA  1,133,640
       1,500  5.500%, 3/15/21 - FGIC Insured                               3/13 at 100.00       AAA  1,689,420

             Puerto Rico Highway and Transportation Authority, Highway
             Revenue Refunding Bonds, Series 2002E:
       1,525  5.500%, 7/01/14 - FSA Insured                                  No Opt. Call       AAA  1,825,059
       4,000  5.500%, 7/01/18 - FSA Insured                                  No Opt. Call       AAA  4,788,200

             New York Tobacco Settlement Financing Corporation, Tobacco
             Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       3,900  5.250%, 6/01/20 - AMBAC Insured                              6/13 at 100.00       AAA  4,323,306
       5,400  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA  5,897,664
--------------------------------------------------------------------------------------------------------------
             Transportation - 10.8%

       2,500 Albany County Airport Authority, New York, Airport Revenue   12/07 at 102.00       AAA  2,695,475
              Bonds, Series 1997, 5.500%, 12/15/19 (Alternative Minimum
              Tax) - FSA Insured

       3,000 Buffalo and Fort Erie Public Bridge Authority, New York,      1/05 at 101.00       AAA  3,127,560
              Revenue Bonds, Series 1995, 5.750%, 1/01/25 - MBIA Insured

       4,250 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA  4,873,603
              Transportation Revenue Refunding Bonds, Series 2002A,
              5.500%, 11/15/18 - AMBAC Insured

       3,450 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA  4,417,035
              Transportation Revenue Bonds, DRIVERS - Series 267,
              14.064%, 11/15/18 (IF) - MBIA Insured

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA  1,712,340
              Transportation Revenue Bonds, Series 2003A,
              5.000%, 11/15/15 - FGIC Insured

             Niagara Frontier Transportation Authority, New York,
             Revenue Bonds, Buffalo Niagara International Airport,
             Series 1998:
       1,000  5.000%, 4/01/18 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA  1,047,630
       1,500  5.000%, 4/01/28 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA  1,534,875

       3,000 Niagara Frontier Transportation Authority, New York,          4/09 at 101.00       AAA  3,296,550
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       4,000 Port Authority of New York and New Jersey, Consolidated      10/07 at 101.00       AAA  4,435,400
              Bonds, One Hundred Twentieth Series 2000, 5.750%, 10/15/26
              (Alternative Minimum Tax) - MBIA Insured

       3,000 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA  3,306,810
              Bonds, JFK International Air Terminal LLC Project, Series
              6, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

       2,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AAA  2,760,725
              Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 -
              FGIC Insured

             Triborough Bridge and Tunnel Authority, New York, General
             Revenue Refunding Subordinate Lien Bonds, Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA    929,510
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA  2,510,565

       3,535 Triborough Bridge and Tunnel Authority, New York, General    11/13 at 100.00       AAA  4,789,218
              Revenue Bonds, DRIVERS - Series 342, 13.273%, 11/15/20 (IF)

----
41

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.5%

    $  1,000 Erie County Water Authority, New York, Water Works System    12/09 at 100.00       AAA $1,254,970
              Revenue Bonds, Series 1990B, 6.750%, 12/01/14 - AMBAC
              Insured

       3,000 Metropolitan Transportation Authority, New York, Commuter     1/08 at 101.50       AAA  3,471,060
              Facilities Revenue Bonds, Series 1997A, 5.750%, 7/01/21
              (Pre-refunded to 1/01/08) - MBIA Insured

       3,040 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA  3,316,154
              Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 -
              AMBAC Insured

       3,500 Metropolitan Transportation Authority, New York, Commuter     7/13 at 100.00       AAA  4,028,115
              Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21
              (Pre-refunded to 7/01/13) - AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1998A:
       2,865  4.500%, 4/01/18 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA  3,154,709
       2,500  4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA  2,812,150

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.000%, 4/01/17 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA  1,153,340
         500  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA    576,670

       2,000 Metropolitan Transportation Authority, New York, Dedicated    4/10 at 100.00       AAA  2,405,280
              Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30
              (Pre-refunded to 4/01/10) - FGIC Insured

             The City of New York, New York, General Obligation Bonds,
             Fiscal Series 1990B:
       1,300  7.000%, 10/01/15 - FSA Insured                               4/04 at 100.00       AAA  1,308,463
       2,000  7.000%, 10/01/16 - MBIA Insured                              4/04 at 100.00       AAA  2,011,620
       1,025  7.000%, 10/01/17 - FSA Insured                               4/04 at 100.00       AAA  1,030,955
         310  7.000%, 10/01/18 - FSA Insured                               4/04 at 100.00       AAA    311,801

       3,000 New York Transitional Finance Authority, New York, Future     5/10 at 101.00       AAA  3,643,080
              Tax Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/24
              (Pre-refunded to 5/15/10) - FGIC Insured

       2,675 Dormitory Authority of the State of New York, Improvement     5/10 at 100.00       AAA  3,113,620
              Revenue Bonds, Mental Health Services Facilities, Series
              2000D, 5.250%, 8/15/30 (Pre-refunded to 5/15/10) - FSA
              Insured

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities,
             Series 2002A:
       2,225  5.125%, 5/15/21 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA  2,597,309
       1,000  5.000%, 5/15/27 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA  1,158,260

       5,000 New York State Urban Development Corporation, Correctional    1/09 at 101.00       AAA  5,929,850
              Facilities Service Contract Revenue Bonds, Series 1999C,
              6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured

         800 Puerto Rico, Public Improvement General Obligation Bonds,     7/10 at 100.00       AAA    956,040
              Series 2000, 5.750%, 7/01/26 (Pre-refunded to 7/01/10) -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Utilities - 5.8%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       6,520  0.000%, 12/01/19 - FSA Insured                                 No Opt. Call       AAA  3,357,735
       1,000  5.750%, 12/01/24 - FSA Insured                               6/08 at 101.00       AAA  1,125,090
       2,000  5.250%, 12/01/26 - MBIA Insured                              6/08 at 101.00       AAA  2,148,400
       3,380  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA  3,640,666
       4,035  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA  4,334,034

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2000A:
       2,000  0.000%, 6/01/24 - FSA Insured                                  No Opt. Call       AAA    781,040
       2,000  0.000%, 6/01/25 - FSA Insured                                  No Opt. Call       AAA    737,920

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2001A:
       1,500  5.000%, 9/01/27 - FSA Insured                                9/11 at 100.00       AAA  1,567,275
       1,500  5.250%, 9/01/28 - FSA Insured                                9/11 at 100.00       AAA  1,593,405

       1,000 New York State Energy Research and Development Authority,     3/09 at 102.00       AAA  1,055,310
              Electric Facilities Revenue Bonds, Long Island Lighting
              Company Project, Series 1995A, 5.300%, 8/01/25
              (Alternative Minimum Tax) - MBIA Insured

       2,000 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA  2,149,560
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation Project, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax) - MBIA Insured

----
42

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.1%

    $  2,955 Buffalo, New York, Municipal Water Finance Authority, Water  7/08 at 101.00       AAA $  3,060,582
              System Revenue Bonds, Series 1998A, 5.000%, 7/01/28 - FGIC
              Insured

       8,120 New York City Municipal Water Finance Authority, New York,   6/06 at 101.00       AAA    8,908,208
              Water and Sewer System Revenue Bonds, Fiscal Series 1996B,
              5.750%, 6/15/26 - MBIA Insured

       3,000 New York City Municipal Water Finance Authority, New York,   6/11 at 100.00       AAA    3,187,380
              Water and Sewer System Revenue Bonds, Fiscal Series 2002A,
              5.250%, 6/15/33 - FGIC Insured

         405 New York City Municipal Water Finance Authority, New York,   6/10 at 101.00       AAA      482,522
              Water and Sewer System Revenue Bonds, Fiscal Series 2000B,
              6.000%, 6/15/33 - MBIA Insured

          65 New York State Environmental Facilities Corporation, State   3/04 at 100.00       AAA       65,323
              Water Pollution Control Revolving Fund Revenue Bonds,
              Pooled Loan Issue, Series 1990C, 7.200%, 3/15/11 - MBIA
              Insured
---------------------------------------------------------------------------------------------------------------
    $349,335 Total Long-Term Investments (cost $341,513,086) - 98.1%                                377,586,043
---------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.5%

       1,000 New York Municipal Water Finance Authority, New York, Water                      A-1+    1,000,000
              and Sewer System Variable Revenue Bonds, Fiscal Series
              1994C, 0.970%, 6/15/23 - FGIC Insured+

       1,000 Puerto Rico Government Development Bank, Adjustable                               A-1    1,000,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.890%, 12/01/15 - MBIA Insured+
---------------------------------------------------------------------------------------------------------------
    $  2,000 Total Short-Term Investments (cost $2,000,000)                                           2,000,000
---------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $343,513,086) - 98.6%                                          379,586,043
             -------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.4%                                                     5,552,383
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $385,138,426
             -------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
         (IF) Inverse floating rate security.


                                See accompanying notes to financial statements.

----
43

Statement of Assets and Liabilities
February 29, 2004


                                                                              Connecticut     New Jersey      New York
-----------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $278,674,261, $164,383,945, $316,608,948
 and $343,513,086, respectively)                                             $300,855,307  $175,433,176  $344,934,987
Cash                                                                            1,099,990     1,347,285       770,702
Receivables:
  Interest                                                                      4,102,259     2,174,824     5,078,927
  Investments sold                                                                     --            --     1,590,000
  Shares sold                                                                     445,296        76,501       565,613
Other assets                                                                        4,527           757         7,492
-----------------------------------------------------------------------------------------------------------------------
    Total assets                                                              306,507,379   179,032,543   352,947,721
-----------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                --            --       182,092
  Shares redeemed                                                                 439,199        63,193       194,931
Accrued expenses:
  Management fees                                                                 129,753        76,399       148,263
  12b-1 distribution and service fees                                              83,972        48,897        70,973
  Other                                                                            77,035        60,837       100,218
Dividends payable                                                               1,113,659       588,814     1,307,678
-----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                           1,843,618       838,140     2,004,155
-----------------------------------------------------------------------------------------------------------------------
Net assets                                                                   $304,663,761  $178,194,403  $350,943,566
-----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                   $227,786,728  $ 77,020,948  $122,569,300
Shares outstanding                                                             20,728,080     7,021,092    11,044,263
Net asset value per share                                                   $       10.99  $      10.97  $      11.10
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                           $       11.47  $      11.45  $      11.59
-----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                  $  31,677,878  $ 27,140,455  $ 41,578,962
Shares outstanding                                                              2,886,206     2,475,190     3,743,454
Net asset value and offering price per share                                $       10.98  $      10.96  $      11.11
-----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                  $  41,193,715  $ 28,226,491  $ 35,832,465
Shares outstanding                                                              3,752,599     2,581,044     3,222,059
Net asset value and offering price per share                                $       10.98  $      10.94  $      11.12
-----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                  $   4,005,440  $ 45,806,509  $150,962,839
Shares outstanding                                                                362,995     4,171,013    13,568,316
Net asset value and offering price per share                                $       11.03  $      10.98  $      11.13
-----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                              $282,274,661  $168,085,416  $324,255,937
Undistributed (Over-distribution of) net investment income                        (7,161)       (21,043)     (380,596)
Accumulated net realized gain (loss) from investments                             215,215      (919,201)   (1,257,814)
Net unrealized appreciation of investments                                     22,181,046    11,049,231    28,326,039
-----------------------------------------------------------------------------------------------------------------------
Net assets                                                                   $304,663,761  $178,194,403  $350,943,566
-----------------------------------------------------------------------------------------------------------------------

                                                                                 New York
                                                                                  Insured
-----------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $278,674,261, $164,383,945, $316,608,948
 and $343,513,086, respectively)                                            $379,586,043
Cash                                                                             460,235
Receivables:
  Interest                                                                     4,549,323
  Investments sold                                                             1,315,800
  Shares sold                                                                  1,273,874
Other assets                                                                      20,556
-----------------------------------------------------------------------------------------
    Total assets                                                             387,205,831
-----------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                               --
  Shares redeemed                                                                368,336
Accrued expenses:
  Management fees                                                                162,878
  12b-1 distribution and service fees                                             45,271
  Other                                                                          132,163
Dividends payable                                                              1,358,757
-----------------------------------------------------------------------------------------
    Total liabilities                                                          2,067,405
-----------------------------------------------------------------------------------------
Net assets                                                                  $385,138,426
-----------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                  $ 78,525,709
Shares outstanding                                                             7,150,829
Net asset value per share                                                   $      10.98
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                           $      11.46
-----------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                  $ 27,104,468
Shares outstanding                                                             2,464,597
Net asset value and offering price per share                                $      11.00
-----------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                  $ 21,245,737
Shares outstanding                                                             1,934,969
Net asset value and offering price per share                                $      10.98
-----------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                  $258,262,512
Shares outstanding                                                            23,469,665
Net asset value and offering price per share                                $      11.00
-----------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------
Capital paid-in                                                             $348,184,933
Undistributed (Over-distribution of) net investment income                      (187,622)
Accumulated net realized gain (loss) from investments                          1,068,158
Net unrealized appreciation of investments                                    36,072,957
-----------------------------------------------------------------------------------------
Net assets                                                                  $385,138,426
-----------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
44

Statement of Operations
Year Ended February 29, 2004


                                                                                                              New York
                                                                     Connecticut  New Jersey     New York      Insured
----------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $16,583,167  $8,831,250  $18,998,652  $19,543,833
----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,646,931     935,776    1,816,547    2,042,599
12b-1 service fees - Class A                                            457,565     148,807      231,208      150,407
12b-1 distribution and service fees - Class B                           303,840     256,911      392,980      267,626
12b-1 distribution and service fees - Class C                           300,330     186,203      240,318      136,442
Shareholders' servicing agent fees and expenses                         134,720     127,237      206,292      248,124
Custodian's fees and expenses                                            91,468      56,796       97,523      106,353
Trustees' fees and expenses                                               6,245       2,988        6,240        6,678
Professional fees                                                        20,423      14,134       82,380       23,901
Shareholders' reports - printing and mailing expenses                    49,514      41,146       68,830       75,389
Federal and state registration fees                                       5,516       4,056        5,928        4,947
Portfolio insurance expense                                                  --          --           --        1,218
Other expenses                                                           12,177       8,062       13,539       14,579
----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            3,028,729   1,782,116    3,161,785    3,078,263
  Custodian fee credit                                                   (9,416)    (15,804)     (16,889)      (6,357)
----------------------------------------------------------------------------------------------------------------------
Net expenses                                                          3,019,313   1,766,312    3,144,896    3,071,906
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                13,563,854   7,064,938   15,853,756   16,471,927
----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                      996,590     850,385    2,465,417    3,117,208
Net change in unrealized appreciation (depreciation) of investments   3,092,631   1,962,450    4,208,438    4,146,661
----------------------------------------------------------------------------------------------------------------------
Net gain from investments                                             4,089,221   2,812,835    6,673,855    7,263,869
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $17,653,075  $9,877,773  $22,527,611  $23,735,796
----------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
45

Statement of Changes in Net Assets

                                                                                      Connecticut
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 13,563,854  $ 13,684,980
Net realized gain (loss) from investments                                          996,590     1,913,479
Net change in unrealized appreciation (depreciation) of investments              3,092,631     5,451,651
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      17,653,075    21,050,110
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                      (10,579,320)  (11,259,124)
  Class B                                                                       (1,231,318)   (1,181,284)
  Class C                                                                       (1,621,352)   (1,378,917)
  Class R                                                                         (189,431)     (195,235)
From accumulated net realized gains from investments:
  Class A                                                                         (922,683)     (853,097)
  Class B                                                                         (130,138)     (113,978)
  Class C                                                                         (162,408)     (123,072)
  Class R                                                                          (17,374)      (14,929)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (14,854,024)  (15,119,636)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                29,212,259    55,744,457
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                6,648,901     6,728,802
----------------------------------------------------------------------------------------------------------
                                                                                35,861,160    62,473,259
Cost of shares redeemed                                                        (42,306,249)  (30,886,208)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              (6,445,089)   31,587,051
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           (3,646,038)   37,517,525
Net assets at the beginning of year                                            308,309,799   270,792,274
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $304,663,761  $308,309,799
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $     (7,161) $     69,039
----------------------------------------------------------------------------------------------------------

                                                                                      New Jersey
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  7,064,938  $  6,317,566
Net realized gain (loss) from investments                                          850,385       (31,860)
Net change in unrealized appreciation (depreciation) of investments              1,962,450     3,048,625
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       9,877,773     9,334,331
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (3,164,445)   (2,858,325)
  Class B                                                                         (939,935)     (913,210)
  Class C                                                                         (916,890)     (667,685)
  Class R                                                                       (1,977,646)   (2,007,749)
From accumulated net realized gains from investments:
  Class A                                                                               --            --
  Class B                                                                               --            --
  Class C                                                                               --            --
  Class R                                                                               --            --
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (6,998,916)   (6,446,969)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                29,844,330    38,363,391
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                4,114,598     3,812,535
---------------------------------------------------------------------------------------------------------
                                                                                33,958,928    42,175,926
Cost of shares redeemed                                                        (25,871,493)  (19,963,018)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               8,087,435    22,212,908
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           10,966,292    25,100,270
Net assets at the beginning of year                                            167,228,111   142,127,841
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $178,194,403  $167,228,111
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    (21,043) $    (77,408)
---------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
46

                                                                                       New York
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 15,853,756  $ 15,505,106
Net realized gain (loss) from investments                                        2,465,417    (1,689,660)
Net change in unrealized appreciation (depreciation) of investments              4,208,438     8,437,978
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      22,527,611    22,253,424
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (5,548,616)   (5,718,196)
  Class B                                                                       (1,690,637)   (1,610,776)
  Class C                                                                       (1,373,723)   (1,138,000)
  Class R                                                                       (7,439,911)   (7,667,833)
From accumulated net realized gains from investments:
  Class A                                                                               --      (401,917)
  Class B                                                                               --      (135,649)
  Class C                                                                               --       (91,237)
  Class R                                                                               --      (508,041)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (16,052,887)  (17,271,649)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                52,579,255    50,156,346
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                9,104,357    10,250,119
----------------------------------------------------------------------------------------------------------
                                                                                61,683,612    60,406,465
Cost of shares redeemed                                                        (45,808,647)  (45,842,477)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              15,874,965    14,563,988
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           22,349,689    19,545,763
Net assets at the beginning of year                                            328,593,877   309,048,114
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $350,943,566  $328,593,877
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (380,596) $   (175,868)
----------------------------------------------------------------------------------------------------------

                                                                                   New York Insured
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 16,471,927  $ 16,333,993
Net realized gain (loss) from investments                                        3,117,208     4,732,249
Net change in unrealized appreciation (depreciation) of investments              4,146,661     8,867,380
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      23,735,796    29,933,622
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (3,278,508)   (3,040,942)
  Class B                                                                       (1,010,907)     (915,032)
  Class C                                                                         (692,323)     (485,115)
  Class R                                                                      (11,704,543)  (12,035,109)
From accumulated net realized gains from investments:
  Class A                                                                         (944,981)     (416,024)
  Class B                                                                         (356,516)     (155,481)
  Class C                                                                         (245,890)      (81,635)
  Class R                                                                       (3,220,348)   (1,544,981)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (21,454,016)  (18,674,319)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                31,712,526    34,875,349
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                               14,616,535    12,582,356
---------------------------------------------------------------------------------------------------------
                                                                                46,329,061    47,457,705
Cost of shares redeemed                                                        (43,212,056)  (35,932,729)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               3,117,005    11,524,976
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            5,398,785    22,784,279
Net assets at the beginning of year                                            379,739,641   356,955,362
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $385,138,426  $379,739,641
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (187,622) $     57,767
---------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
47

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2004, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2004, have been designated Exempt Interest Dividends.


----
48

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 29, 2004, Connecticut, New Jersey, New York and New York Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.



----
49

2. Fund Shares

Transactions in Fund shares were as follows:

                                            Connecticut                                         New Jersey
                        --------------------------------------------------  --------------------------------------------------
                               Year Ended                Year Ended                Year Ended                Year Ended
                                 2/29/04                   2/28/03                   2/29/04                   2/28/03
                        ------------------------  ------------------------  ------------------------  ------------------------
                             Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                1,467,441  $ 15,847,498   2,952,046  $ 31,576,915   1,288,466  $ 13,875,429   1,849,867  $ 19,681,528
  Class B                  274,772     2,989,457     907,804     9,666,272     302,714     3,258,628     636,836     6,748,591
  Class C                  868,854     9,429,214   1,272,075    13,615,371     949,375    10,204,505     848,949     9,003,631
  Class R                   87,637       946,090      82,366       885,899     233,030     2,505,768     275,047     2,929,641
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A                  459,986     4,973,910     488,068     5,217,472     169,225     1,816,241     158,371     1,681,767
  Class B                   54,529       588,753      52,430       559,577      34,585       370,865      32,365       343,496
  Class C                   86,655       935,863      74,396       794,535      43,987       470,431      32,373       342,763
  Class R                   13,850       150,375      14,663       157,218     135,648     1,457,061     135,990     1,444,509
-------------------------------------------------------------------------------------------------------------------------------
                         3,313,724    35,861,160   5,843,848    62,473,259   3,157,030    33,958,928   3,969,798    42,175,926
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A               (2,714,094)  (29,295,265) (2,267,039)  (24,217,100) (1,301,406)  (13,996,687)   (884,012)   (9,393,409)
  Class B                 (386,631)   (4,178,215)   (205,136)   (2,185,919)   (359,363)   (3,852,233)   (386,083)   (4,083,836)
  Class C                 (727,751)   (7,824,695)   (345,057)   (3,676,038)   (382,516)   (4,063,583)   (271,890)   (2,887,121)
  Class R                  (93,531)   (1,008,074)    (75,396)     (807,151)   (369,319)   (3,958,990)   (339,391)   (3,598,652)
-------------------------------------------------------------------------------------------------------------------------------
                        (3,922,007)  (42,306,249) (2,892,628)  (30,886,208) (2,412,604)  (25,871,493) (1,881,376)  (19,963,018)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)   (608,283) $ (6,445,089)  2,951,220  $ 31,587,051     744,426  $  8,087,435   2,088,422  $ 22,212,908
-------------------------------------------------------------------------------------------------------------------------------

                                          New York                                        New York Insured
                     --------------------------------------------------  --------------------------------------------------
                            Year Ended                Year Ended                Year Ended                Year Ended
                              2/29/04                   2/28/03                   2/29/04                   2/28/03
                     ------------------------  ------------------------  ------------------------  ------------------------
                          Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A             2,553,847  $ 27,719,946   2,639,623  $ 28,306,594   1,390,422  $ 15,137,500   1,588,387  $ 16,906,525
  Class B               488,340     5,313,640   1,016,439    10,925,054     347,222     3,802,628     667,505     7,175,849
  Class C             1,130,510    12,330,026     696,437     7,518,894     877,998     9,556,571     478,649     5,093,305
  Class R               651,153     7,215,643     317,357     3,405,804     295,761     3,215,827     532,426     5,699,670
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A               244,121     2,647,042     289,679     3,106,566     234,659     2,537,806     193,842     2,065,294
  Class B                63,639       690,710      68,924       739,876      60,613       656,152      48,200       514,091
  Class C                51,316       557,646      51,289       551,136      43,074       465,582      26,893       286,842
  Class R               479,183     5,208,959     544,327     5,852,541   1,010,776    10,956,995     910,490     9,716,129
----------------------------------------------------------------------------------------------------------------------------
                      5,662,109    61,683,612   5,624,075    60,406,465   4,260,525    46,329,061   4,446,392    47,457,705
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A            (2,153,663)  (23,262,869) (2,389,957)  (25,672,049) (1,246,000)  (13,536,661)   (962,728)  (10,258,244)
  Class B              (566,682)   (6,165,963)   (519,698)   (5,590,493)   (485,202)   (5,254,669)   (382,396)   (4,052,225)
  Class C              (497,189)   (5,422,100)   (490,159)   (5,265,519)   (309,404)   (3,354,782)   (119,627)   (1,267,526)
  Class R            (1,008,217)  (10,957,715)   (866,009)   (9,314,416) (1,938,645)  (21,065,944) (1,912,727)  (20,354,734)
----------------------------------------------------------------------------------------------------------------------------
                     (4,225,751)  (45,808,647) (4,265,823)  (45,842,477) (3,979,251)  (43,212,056) (3,377,478)  (35,932,729)
----------------------------------------------------------------------------------------------------------------------------
Net increase          1,436,358  $ 15,874,965   1,358,252  $ 14,563,988     281,274  $  3,117,005   1,068,914  $ 11,524,976
----------------------------------------------------------------------------------------------------------------------------


----
50

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 29, 2004, were as follows:

                                                                  New York
                           Connecticut  New Jersey    New York     Insured
      --------------------------------------------------------------------
      Purchases            $24,247,000 $40,059,604 $48,179,328 $37,260,148
      Sales and maturities  30,601,582  28,942,180  40,344,304  51,645,855
      --------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 29, 2004, the cost of investments were as follows:

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $278,508,623 $164,339,598 $316,339,458 $343,389,905
    -----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2004, were as follows:

                                                                                      New York
                                            Connecticut   New Jersey     New York      Insured
----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $23,213,251  $11,287,672  $29,314,238  $36,216,000
  Depreciation                                (866,567)    (194,094)    (718,709)     (19,862)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $22,346,684  $11,093,578  $28,595,529  $36,196,138
----------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 29, 2004, were as follows:

                                                                            New York
                                          Connecticut New Jersey New York    Insured
------------------------------------------------------------------------------------
Undistributed net tax-exempt income          $933,568   $523,423 $631,502 $1,047,953
Undistributed net ordinary income*              7,291         --   10,282         --
Undistributed net long-term capital gains     215,215         --       --  1,068,158
------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 29, 2004 and February 28, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                                     New York
2004                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $13,666,034 $6,978,736 $15,899,369 $16,577,992
Distributions from net ordinary income*              9,159         --     192,895     613,568
Distributions from net long-term capital gains   1,232,603         --          --   4,289,101
---------------------------------------------------------------------------------------------

                                                                                     New York
2003                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $13,879,850 $6,384,916 $16,005,842 $16,430,800
Distributions from net ordinary income*             64,311         --      68,648      99,678
Distributions from net long-term capital gains   1,105,077         --   1,136,843   2,131,798
---------------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.



----
51

At February 29, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                      New Jersey   New York
                     --------------------------------------
                     Expiration year:
                       2009             $919,201 $       --
                       2010                   --         --
                       2011                   --         --
                       2012                   --  1,242,002
                     --------------------------------------
                     Total              $919,201 $1,242,002
                     --------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of New York and ..975% of the average daily net assets of New York Insured. The Adviser may also voluntarily agree to reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 29, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                       New York
                                       Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------
Sales charges collected (unaudited)       $350,482   $135,992 $253,824 $226,027
Paid to authorized dealers (unaudited)     305,485    135,992  219,517  201,731
-------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                    New York
                                    Connecticut New Jersey New York  Insured
    ------------------------------------------------------------------------
    Commission advances (unaudited)    $240,878   $267,137 $314,856 $272,726
    ------------------------------------------------------------------------


----
52

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2004, the Distributor retained such 12b-1 fees as follows:

                                                                    New York
                                    Connecticut New Jersey New York  Insured
    ------------------------------------------------------------------------
    12b-1 fees retained (unaudited)    $341,286   $291,369 $406,756 $278,602
    ------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2004, as follows:

                                                                 New York
                                 Connecticut New Jersey New York  Insured
       ------------------------------------------------------------------
       CDSC retained (unaudited)    $112,678   $115,246 $134,267 $103,018
       ------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2004, to shareholders of record on March 9, 2004, as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Dividend per share:
            Class A                $.0415     $.0380   $.0420   $.0385
            Class B                 .0345      .0310    .0355    .0315
            Class C                 .0365      .0330    .0375    .0335
            Class R                 .0430      .0395    .0440    .0400
          ------------------------------------------------------------



----
53

Financial Highlights

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                                                          Investment Operations        Less Distributions
                                                       ---------------------------  -----------------------


CONNECTICUT


                                                                        Net
                                                                  Realized/
                                                                 Unrealized
                                             Beginning       Net    Invest-             Net                  Ending
                                                   Net   Invest-       ment         Invest-                     Net
                                                 Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                       Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2004                                           $10.88      $.50      $ .15  $ .65    $(.50)   $(.04) $(.54) $10.99      6.21%
 2003                                            10.67       .52        .26    .78     (.53)    (.04)  (.57)  10.88      7.51
 2002                                            10.51       .53        .16    .69     (.53)      --   (.53)  10.67      6.66
 2001                                             9.96       .53        .55   1.08     (.53)      --   (.53)  10.51     11.14
 2000                                            10.90       .53       (.94)  (.41)    (.53)      --   (.53)   9.96     (3.84)
Class B (2/97)
 2004                                            10.87       .42        .15    .57     (.42)    (.04)  (.46)  10.98      5.40
 2003                                            10.65       .43        .27    .70     (.44)    (.04)  (.48)  10.87      6.78
 2002                                            10.49       .45        .15    .60     (.44)      --   (.44)  10.65      5.84
 2001                                             9.94       .45        .55   1.00     (.45)      --   (.45)  10.49     10.31
 2000                                            10.88       .45       (.94)  (.49)    (.45)      --   (.45)   9.94     (4.57)
Class C (10/93)
 2004                                            10.87       .44        .15    .59     (.44)    (.04)  (.48)  10.98      5.62
 2003                                            10.66       .46        .26    .72     (.47)    (.04)  (.51)  10.87      6.92
 2002                                            10.50       .47        .16    .63     (.47)      --   (.47)  10.66      6.07
 2001                                             9.95       .47        .55   1.02     (.47)      --   (.47)  10.50     10.50
 2000                                            10.88       .47       (.93)  (.46)    (.47)      --   (.47)   9.95     (4.31)
Class R (2/97)
 2004                                            10.92       .52        .15    .67     (.52)    (.04)  (.56)  11.03      6.36
 2003                                            10.70       .54        .27    .81     (.55)    (.04)  (.59)  10.92      7.76
 2002                                            10.54       .56        .14    .70     (.54)      --   (.54)  10.70      6.82
 2001                                             9.99       .55        .55   1.10     (.55)      --   (.55)  10.54     11.30
 2000                                            10.93       .55       (.94)  (.39)    (.55)      --   (.55)   9.99     (3.63)
-------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                       Ratios/Supplemental Data
                                             ---------------------------------------------------------------------------
                                                        Before Credit/         After          After Credit/
                                                        Reimbursement     Reimbursement(c)   Reimbursement(d)
CONNECTICUT                                           -----------------  -----------------  -----------------
                                                                  Ratio              Ratio              Ratio
                                                                 of Net             of Net             of Net
                                                                Invest-            Invest-            Invest-
                                                      Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                      Expenses   Income  Expenses   Income  Expenses   Income
                                               Ending       to       to        to       to        to       to
                                                  Net  Average  Average   Average  Average   Average  Average  Portfolio
                                               Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                      (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2004                                        $227,787      .85%    4.60%      .85%    4.60%      .84%    4.60%         8%
 2003                                         234,133      .85     4.82       .85     4.82       .84     4.82         19
 2002                                         217,024      .85     5.01       .85     5.01       .84     5.02         20
 2001                                         204,442      .87     5.20       .87     5.20       .86     5.21          7
 2000                                         196,416      .88     5.09       .88     5.09       .87     5.10         22
Class B (2/97)
 2004                                          31,678     1.60     3.85      1.60     3.85      1.59     3.85          8
 2003                                          31,987     1.60     4.06      1.60     4.06      1.59     4.07         19
 2002                                          23,310     1.60     4.26      1.60     4.26      1.59     4.27         20
 2001                                          19,794     1.62     4.45      1.62     4.45      1.61     4.46          7
 2000                                          15,931     1.63     4.37      1.63     4.37      1.63     4.38         22
Class C (10/93)
 2004                                          41,194     1.40     4.05      1.40     4.05      1.39     4.05          8
 2003                                          38,312     1.40     4.26      1.40     4.26      1.39     4.27         19
 2002                                          26,890     1.40     4.47      1.40     4.47      1.39     4.48         20
 2001                                          18,460     1.42     4.65      1.42     4.65      1.41     4.66          7
 2000                                          16,181     1.43     4.54      1.43     4.54      1.42     4.55         22
Class R (2/97)
 2004                                           4,005      .65     4.79       .65     4.79       .64     4.80          8
 2003                                           3,878      .65     5.01       .65     5.01       .64     5.02         19
 2002                                           3,568      .65     5.23       .65     5.23       .64     5.24         20
 2001                                           1,992      .67     5.40       .67     5.40       .66     5.41          7
 2000                                           1,337      .68     5.31       .68     5.31       .67     5.32         22
-------------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
54

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                        Investment Operations       Less Distributions
                                                     ---------------------------  ----------------------


NEW JERSEY


                                                                      Net
                                                                Realized/
                                                               Unrealized
                                           Beginning       Net    Invest-             Net                 Ending
                                                 Net   Invest-       ment         Invest-                    Net
                                               Asset      ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                     Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
----------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                         $10.79      $.46      $ .18  $ .64    $(.46)     $-- $(.46) $10.97      6.07%
 2003                                          10.60       .46        .20    .66     (.47)      --  (.47)  10.79      6.36
 2002                                          10.45       .47        .15    .62     (.47)      --  (.47)  10.60      6.04
 2001                                           9.73       .48        .72   1.20     (.48)      --  (.48)  10.45     12.59
 2000                                          10.60       .49       (.87)  (.38)    (.49)      --  (.49)   9.73     (3.67)
Class B (2/97)
 2004                                          10.78       .38        .17    .55     (.37)      --  (.37)  10.96      5.26
 2003                                          10.59       .38        .20    .58     (.39)      --  (.39)  10.78      5.58
 2002                                          10.44       .39        .15    .54     (.39)      --  (.39)  10.59      5.26
 2001                                           9.72       .40        .72   1.12     (.40)      --  (.40)  10.44     11.74
 2000                                          10.60       .41       (.88)  (.47)    (.41)      --  (.41)   9.72     (4.51)
Class C (9/94)
 2004                                          10.76       .40        .18    .58     (.40)      --  (.40)  10.94      5.50
 2003                                          10.56       .40        .21    .61     (.41)      --  (.41)  10.76      5.88
 2002                                          10.41       .41        .15    .56     (.41)      --  (.41)  10.56      5.46
 2001                                           9.70       .42        .71   1.13     (.42)      --  (.42)  10.41     11.92
 2000                                          10.58       .43       (.88)  (.45)    (.43)      --  (.43)   9.70     (4.29)
Class R (2/92)
 2004                                          10.80       .48        .17    .65     (.47)      --  (.47)  10.98      6.24
 2003                                          10.60       .48        .21    .69     (.49)      --  (.49)  10.80      6.63
 2002                                          10.45       .49        .15    .64     (.49)      --  (.49)  10.60      6.22
 2001                                           9.73       .50        .72   1.22     (.50)      --  (.50)  10.45     12.79
 2000                                          10.60       .51       (.87)  (.36)    (.51)      --  (.51)   9.73     (3.47)
----------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                    Ratios/Supplemental Data
                                           --------------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW JERSEY                                         -----------------  -----------------  -----------------
                                                               Ratio              Ratio              Ratio
                                                              of Net             of Net             of Net
                                                             Invest-            Invest-            Invest-
                                                   Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                   Expenses   Income  Expenses   Income  Expenses   Income
                                            Ending       to       to        to       to        to       to
                                               Net  Average  Average   Average  Average   Average  Average  Portfolio
                                            Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                   (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                      $77,021      .90%    4.26%      .90%    4.26%      .89%    4.27%        17%
 2003                                       74,067      .91     4.29       .91     4.29       .90     4.30          6
 2002                                       60,835      .90     4.45       .90     4.45       .89     4.46          7
 2001                                       52,277     1.00     4.73      1.00     4.73       .98     4.74         12
 2000                                       46,235      .99     4.74       .93     4.80       .91     4.82         26
Class B (2/97)
 2004                                       27,140     1.65     3.51      1.65     3.51      1.64     3.52         17
 2003                                       26,926     1.66     3.54      1.66     3.54      1.65     3.55          6
 2002                                       23,451     1.65     3.70      1.65     3.70      1.64     3.71          7
 2001                                       15,979     1.75     3.98      1.75     3.98      1.73     3.99         12
 2000                                       13,681     1.74     4.01      1.69     4.06      1.67     4.08         26
Class C (9/94)
 2004                                       28,226     1.45     3.72      1.45     3.72      1.44     3.73         17
 2003                                       21,192     1.46     3.74      1.46     3.74      1.45     3.75          6
 2002                                       14,376     1.45     3.89      1.45     3.89      1.44     3.90          7
 2001                                       12,757     1.55     4.17      1.55     4.17      1.53     4.19         12
 2000                                       10,007     1.54     4.20      1.48     4.26      1.47     4.27         26
Class R (2/92)
 2004                                       45,807      .70     4.46       .70     4.46       .69     4.47         17
 2003                                       45,043      .71     4.49       .71     4.49       .70     4.50          6
 2002                                       43,465      .70     4.64       .70     4.64       .69     4.65          7
 2001                                       41,916      .80     4.93       .80     4.93       .78     4.94         12
 2000                                       40,058      .79     4.94       .73     5.00       .71     5.02         26
----------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
55

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations        Less Distributions
                                                   ---------------------------  -----------------------


NEW YORK


                                                                    Net
                                                              Realized/
                                                             Unrealized
                                         Beginning       Net    Invest-             Net                  Ending
                                               Net   Invest-       ment         Invest-                     Net
                                             Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                       $10.88      $.52      $ .22  $ .74    $(.52)   $  --  $(.52) $11.10      6.94%
 2003                                        10.72       .52        .22    .74     (.54)    (.04)  (.58)  10.88      7.11
 2002                                        10.66       .58        .04    .62     (.56)      --   (.56)  10.72      5.94
 2001                                        10.17       .57        .52   1.09     (.60)      --   (.60)  10.66     10.97
 2000                                        11.03       .58       (.85)  (.27)    (.57)    (.02)  (.59)  10.17     (2.44)
Class B (2/97)
 2004                                        10.90       .44        .21    .65     (.44)      --   (.44)  11.11      6.07
 2003                                        10.73       .44        .23    .67     (.46)    (.04)  (.50)  10.90      6.43
 2002                                        10.68       .50        .03    .53     (.48)      --   (.48)  10.73      5.07
 2001                                        10.18       .49        .53   1.02     (.52)      --   (.52)  10.68     10.24
 2000                                        11.04       .51       (.86)  (.35)    (.49)    (.02)  (.51)  10.18     (3.18)
Class C (9/94)
 2004                                        10.91       .46        .22    .68     (.47)      --   (.47)  11.12      6.30
 2003                                        10.75       .46        .23    .69     (.49)    (.04)  (.53)  10.91      6.56
 2002                                        10.70       .52        .03    .55     (.50)      --   (.50)  10.75      5.29
 2001                                        10.20       .51        .53   1.04     (.54)      --   (.54)  10.70     10.47
 2000                                        11.06       .52       (.85)  (.33)    (.51)    (.02)  (.53)  10.20     (2.97)
Class R (12/86)
 2004                                        10.91       .54        .23    .77     (.55)      --   (.55)  11.13      7.06
 2003                                        10.75       .55        .22    .77     (.57)    (.04)  (.61)  10.91      7.33
 2002                                        10.69       .60        .04    .64     (.58)      --   (.58)  10.75      6.16
 2001                                        10.20       .59        .52   1.11     (.62)      --   (.62)  10.69     11.19
 2000                                        11.06       .60       (.84)  (.24)    (.60)    (.02)  (.62)  10.20     (2.21)
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW YORK                                          -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                    $122,569      .88%    4.76%      .88%    4.76%      .88%    4.76%        12%
 2003                                     113,197      .88     4.87       .88     4.87       .87     4.87         23
 2002                                     105,700      .89     5.16       .66     5.39       .65     5.39         11
 2001                                     102,144      .91     5.26       .70     5.47       .69     5.48         28
 2000                                      81,857      .89     5.21       .61     5.49       .60     5.50         19
Class B (2/97)
 2004                                      41,579     1.63     4.01      1.63     4.01      1.63     4.01         12
 2003                                      40,951     1.63     4.11      1.63     4.11      1.62     4.12         23
 2002                                      34,262     1.64     4.41      1.41     4.64      1.41     4.65         11
 2001                                      25,992     1.66     4.51      1.45     4.72      1.44     4.73         28
 2000                                      19,803     1.64     4.50      1.33     4.81      1.32     4.82         19
Class C (9/94)
 2004                                      35,832     1.43     4.21      1.43     4.21      1.43     4.21         12
 2003                                      27,687     1.43     4.31      1.43     4.31      1.42     4.32         23
 2002                                      24,505     1.44     4.61      1.21     4.84      1.21     4.85         11
 2001                                      17,757     1.46     4.72      1.26     4.92      1.25     4.92         28
 2000                                      10,374     1.44     4.67      1.16     4.96      1.15     4.96         19
Class R (12/86)
 2004                                     150,963      .68     4.96       .68     4.96       .68     4.96         12
 2003                                     146,759      .68     5.07       .68     5.07       .67     5.07         23
 2002                                     144,581      .69     5.36       .46     5.59       .46     5.59         11
 2001                                     144,950      .71     5.46       .49     5.67       .49     5.68         28
 2000                                     138,303      .69     5.40       .42     5.67       .41     5.68         19
---------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.


----
56

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                                            Investment Operations        Less Distributions
                                         ---------------------------  -----------------------                    --------


NEW YORK INSURED


                                                          Net
                                                    Realized/
                                                   Unrealized
                               Beginning       Net    Invest-             Net                  Ending              Ending
                                     Net   Invest-       ment         Invest-                     Net                 Net
                                   Asset      ment       Gain            ment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                             $10.92      $.46      $ .21  $ .67    $(.47)   $(.14) $(.61) $10.98      6.37% $ 78,526
 2003                              10.59       .47        .40    .87     (.48)    (.06)  (.54)  10.92      8.46    73,936
 2002                              10.50       .49        .10    .59     (.50)      --   (.50)  10.59      5.75    63,043
 2001                               9.95       .51        .55   1.06     (.51)      --   (.51)  10.50     10.97    56,936
 2000                              10.73       .52       (.79)  (.27)    (.51)      --   (.51)   9.95     (2.50)   54,364
Class B (2/97)
 2004                              10.93       .38        .22    .60     (.39)    (.14)  (.53)  11.00      5.64    27,104
 2003                              10.60       .39        .40    .79     (.40)    (.06)  (.46)  10.93      7.64    27,786
 2002                              10.51       .41        .10    .51     (.42)      --   (.42)  10.60      4.97    23,418
 2001                               9.96       .43        .56    .99     (.44)      --   (.44)  10.51     10.12    16,965
 2000                              10.74       .44       (.79)  (.35)    (.43)      --   (.43)   9.96     (3.26)   15,893
Class C (9/94)
 2004                              10.92       .40        .21    .61     (.41)    (.14)  (.55)  10.98      5.78    21,246
 2003                              10.59       .41        .40    .81     (.42)    (.06)  (.48)  10.92      7.85    14,446
 2002                              10.49       .43        .11    .54     (.44)      --   (.44)  10.59      5.26     9,926
 2001                               9.94       .45        .55   1.00     (.45)      --   (.45)  10.49     10.33     5,131
 2000                              10.73       .46       (.80)  (.34)    (.45)      --   (.45)   9.94     (3.17)    4,627
Class R (12/86)
 2004                              10.94       .49        .20    .69     (.49)    (.14)  (.63)  11.00      6.53   258,263
 2003                              10.60       .49        .41    .90     (.50)    (.06)  (.56)  10.94      8.72   263,572
 2002                              10.50       .51        .11    .62     (.52)      --   (.52)  10.60      6.03   260,568
 2001                               9.95       .53        .55   1.08     (.53)      --   (.53)  10.50     11.16   259,651
 2000                              10.74       .54       (.80)  (.26)    (.53)      --   (.53)   9.95     (2.43)  260,469
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                  Ratios/Supplemental Data
                               ----------------------------------------------------------------------
                                 Before Credit/           After           After Credit/
                                  Reimbursement     Reimbursement(c)    Reimbursement(d)
NEW YORK INSURED               ------------------  ------------------  ------------------
                                         Ratio of            Ratio of            Ratio of
                                              Net                 Net                 Net
                                          Invest-             Invest-             Invest-
                               Ratio of      ment  Ratio of      ment  Ratio of      ment
                               Expenses    Income  Expenses    Income  Expenses    Income
                                     to        to        to        to        to        to
                                Average   Average   Average   Average   Average   Average  Portfolio
                                    Net       Net       Net       Net       Net       Net   Turnover
Year Ended February 28/29,       Assets    Assets    Assets    Assets    Assets    Assets       Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                               .86%     4.28%      .86%     4.28%      .86%     4.28%        10%
 2003                               .88      4.40       .88      4.40       .87      4.40         21
 2002                               .89      4.67       .89      4.67       .88      4.68         17
 2001                               .91      4.98       .91      4.98       .90      4.99         15
 2000                               .90      5.02       .90      5.02       .90      5.02         16
Class B (2/97)
 2004                              1.61      3.53      1.61      3.53      1.61      3.53         10
 2003                              1.63      3.65      1.63      3.65      1.62      3.66         21
 2002                              1.64      3.92      1.64      3.92      1.63      3.93         17
 2001                              1.66      4.23      1.66      4.23      1.65      4.24         15
 2000                              1.65      4.28      1.65      4.28      1.65      4.28         16
Class C (9/94)
 2004                              1.42      3.73      1.42      3.73      1.41      3.73         10
 2003                              1.43      3.84      1.43      3.84      1.42      3.85         21
 2002                              1.44      4.12      1.44      4.12      1.43      4.13         17
 2001                              1.46      4.43      1.46      4.43      1.45      4.44         15
 2000                              1.45      4.48      1.45      4.48      1.45      4.48         16
Class R (12/86)
 2004                               .66      4.48       .66      4.48       .66      4.48         10
 2003                               .68      4.60       .68      4.60       .67      4.61         21
 2002                               .69      4.87       .69      4.87       .68      4.88         17
 2001                               .71      5.18       .71      5.18       .70      5.19         15
 2000                               .70      5.21       .70      5.21       .70      5.21         16
-----------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
57

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 29, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion on those statements in their report dated April 12, 2002.

PricewaterhouseCoopers LLP
Chicago, IL

April 21, 2004


----
58

                                     Notes

----
59

                                     Notes

----
60

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001     Private Investor; previously, President and        144
10/16/46                                                 Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                      Inc., a private company that handles
Chicago, IL 60606                                        mortgage banking, real estate development,
                                                         pension advisory and real estate management
                                                         (1995-1998). Prior thereto, Executive Vice
                                                         President and Chief Credit Officer of First
                                                         Chicago Corporation and its principal
                                                         subsidiary, The First National Bank of
                                                         Chicago.


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly, Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri *      Trustee             1994     Retired, formerly, Executive Director (since       144
1/26/33                                                  1998) of Manitoga/Center for Russel Wright's
333 W. Wacker Drive                                      Design with Nature; prior thereto, President
Chicago, IL 60606                                        and Chief Executive Officer of Blanton-Peale
                                                         Institute (since 1990); prior thereto, Vice
                                                         President, Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick *        Trustee             1992     Professor Emeritus, School of Medicine and         144
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.

----
61

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or  Including other Directorships                  Overseen by
and Address            the Funds      Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand * Trustee            1992     Retired; previously, Vice President in             144
11/11/31                                           charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                Sales at The Northern Trust Company.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Peter R. Sawers *      Trustee            1991     Adjunct Professor of Business and Economics,       144
4/3/33                                             University of Dubuque, Iowa; formerly
333 W. Wacker Drive                                (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                  Graduate School of Management, Lake Forest,
                                                   Illinois; prior thereto, Executive Director,
                                                   Towers Perrin Australia, a management
                                                   consulting firm; Chartered Financial
                                                   Analyst; Certified Management Consultant;
                                                   Director, Executive Service Corps of
                                                   Chicago, a not-for-profit organization.


--------------------------------------------------------------------------------------------------------------
William J. Schneider   Trustee            1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                            Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                Miller-Valentine Realty, a development and
Chicago, IL 60606                                  contract company; Chair, Miami Valley
                                                   Hospital; Chair, Miami Valley Economic
                                                   Development Coalition; formerly, Member,
                                                   Community Advisory Board, National City
                                                   Bank, Dayton, Ohio and Business Advisory
                                                   Council, Cleveland Federal Reserve Bank.


--------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                           Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                thereto, Executive Director, Great Lakes
Chicago, IL 60606                                  Protection Fund (from 1990 to 1994).


--------------------------------------------------------------------------------------------------------------
Sheila W. Wellington * Trustee            1994     Clinical Professor of Management, Stern/NYU        144
2/24/32                                            Business School (since 2003); formerly,
333 W. Wacker Drive                                President (since 1993) of Catalyst (a
Chicago, IL 60606                                  not-for-profit organization focusing on
                                                   women's leadership development in business
                                                   and the professions).
                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Officers of the Funds:
--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                  General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc.; Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.

----
62

--------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President     2001     Vice President of Nuveen Advisory Corp.            144
9/8/54                                            (since 2001); previously, Vice President of
333 W. Wacker Drive                               Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                 1998); Vice President of Nuveen
                                                  Institutional Advisory Corp. (since 2002);
                                                  prior thereto, Assistant Vice President of
                                                  Van Kampen Investment Advisory Corp. (since
                                                  1994).


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.

----
63

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First                                                Fund Complex
Birthdate               Held with           Elected or  Principal Occupation(s)                        Overseen by
and Address             the Funds          Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           144
8/27/61                                                 Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1988     Vice President, Assistant Secretary and            144
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1998) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investments
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------------
John V. Miller          Vice President         2003     Vice President (since 2003) previously,            128
4/10/67                                                 Assistant Vice President (since 1999), prior
333 W. Wacker Drive                                     thereto, credit analyst (since 1996) of
Chicago, IL 60606                                       Nuveen Advisory Corp.; Chartered Financial
                                                        Analyst.


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         1999     Vice President (since 2002), formerly,             128
9/4/60                                                  Assistant Vice President (since 1998), of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Daniel S. Solender      Vice President         2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                                (since 2003); previously, Principal and
333 W. Wacker Drive                                     portfolio manager with The Vanguard Group
Chicago, IL 60606                                       (1999-2003); prior thereto, Assistant Vice
                                                        President of the Nuveen Advisory Corp.;
                                                        Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

*  Trustee will be retiring on June 30, 2004.
(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
64

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Auditors       Nuveen Investor Services
                         PricewaterhouseCoopers LLP P.O. Box 8530
                         Chicago, IL                Boston, MA 02266-8530
                                                    (800) 257-8787
                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
65

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $100 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MS3-0204D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 29,
                                               2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]



Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund



[LOGO] Nuveen Investments

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                              "No one knows what
                            the future will bring,
                             which is why we think
                        a well-balanced portfolio. . .
                                is an important
                            component in achieving
                                your long-term
                               financial goals."



                            Annual Report | Page 1

Portfolio Managers' Comments

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Portfolio managers Scott Romans and Tom O'Shaughnessy examine economic and market conditions, key investment strategies, and the performance of the Funds. Scott manages the Nuveen California Municipal Bond Fund, while Tom manages the Nuveen California Insured Municipal Bond Fund. Scott has 4 years of investment experience with Nuveen Investments and he began managing the Nuveen California Municipal Bond Fund in 2003. Tom, a 21-year Nuveen Investments veteran, began managing the Nuveen California Insured Municipal Bond Fund in 2003.


What was the general market environment during the 12-month reporting period ended February 29, 2004?

Generally, the U.S. economy was expanding throughout this reporting period. As one overall measure, the U.S. gross domestic product grew at a 2.0 percent annual rate during the first quarter of 2003, 3.1 percent during the second quarter, 8.2 percent in the third quarter and 4.1 percent in the fourth.

Despite this growth, interest rates were at historically low levels through much of the reporting period and the reported rate of inflation remained modest. This produced a generally favorable environment for fixed-income investments, especially during the first and last months of this 12-month period as bond yields fell and corresponding bond prices rose (bond yields and prices move in opposite directions). For several months last summer, however, as evidence of a recovery mounted, some investors grew concerned that an expanding economy might trigger a growth in inflation that could lead to a rise in interest rates. The fear of higher future rates was one factor behind a sharp increase in bond yields (and decrease in bond prices) in July and August. After peaking in August, rates began to fall as a significant growth in the rate of inflation failed to materialize.

Against this backdrop, municipal bond supply reached record levels in calendar year 2003 as issuers took advantage of low borrowing costs to refinance older debt. Nationally, new municipal issuance in 2003 exceeded $382 billion, a 6.7 percent increase over 2002. Much of that new issue supply, however, took place in the first half of the year, before yields rose in the summer. Once again California was the nation's largest issuer of debt, bringing $58 billion to market in 2003, an increase of 18 percent over 2002. Between August 2003 and February 2004, however, new California supply fell 28 percent. Moreover, issuance in February 2004 was 57 percent less than the same month in 2003, a significant decline.

The Golden State remained in difficult economic shape during the 12-month reporting period. A state budget deficit of approximately $14 billion for fiscal year 2005 presented significant financial challenges. Citing these challenges, Moody's, Fitch, and Standard & Poor's all lowered California's credit rating. Yields on California general obligation (GO) bonds rose during much of the period to compensate investors for taking on added risk. The state's fiscal troubles led voters in October 2003 to recall governor Gray Davis and replace him with Arnold Schwarzenegger. Early in the Schwarzenegger administration and shortly after the end of the 12-month reporting period, California voters approved a $15 billion municipal bond issue to repay short-term debt.

How did the Funds perform?

The chart on the next page provides average annual total return performance information for the Funds (Class A shares at net asset value) for the one-, five- and ten-year periods ended February 29, 2004, along with comparisons to the Lipper California

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.



                            Annual Report | Page 2

Municipal Debt Funds Category average and the Lipper California Insured Municipal Debt Funds Category average, and to the corresponding overall California municipal bond market, as measured by the Lehman Brothers California Municipal Bond Index and the Lehman Brothers California Insured Municipal Bond Index.

The California Municipal Bond Fund outperformed both its Lipper category average and the Lehman Brothers California Municipal Bond Index during the 12-month reporting period. The Fund's weighting in bonds backed by tobacco-settlement revenues contributed to the Fund's positive relative performance. Such bonds, which generally had been depressed, tended to recover during the period as tobacco companies earned several court victories and

Class A Shares--
Average Annual Total Returns on NAV as of 2/29/04

--------------------------------------------------------------------------------

                                           1-Year 5-Year 10-Year
                                           ------ ------ -------
               Nuveen California Municipal
                 Bond Fund                 7.08%  4.59%   5.27%
               Lipper California Municipal
                 Debt Funds Category
                 Average/1/                5.87%  4.92%   5.60%
               Lehman Brothers California
                 Municipal Bond Index/2/   6.17%  5.85%   6.40%
               -------------------------------------------------

               Nuveen California Insured
                 Municipal Bond Fund       5.84%  5.27%   5.65%
               Lipper California Insured
                 Municipal Debt Funds
                 Category Average/3/       5.61%  5.03%   5.54%
               Lehman Brothers California
                 Insured Municipal Bond
                 Index/4/                  6.53%  6.12%   6.55%

               Current performance may be more or less than the performance shown.

--------------------------------------------------------------------------------


investors became more confident that some of the companies' legal troubles could be resolved favorably. In particular, the Fund benefited from owning Tobacco-Settlement Asset-Backed Bonds for Alameda County, a strong performer during the period. The Fund's performance during this period was constrained to a degree by a relatively large holding of bonds with short effective maturities, such as pre-refunded bonds. These types of bonds tend to underperform during periods of falling interest rates, as was the case during much of the second half of the 12-month reporting period.

The California Insured Municipal Bond Fund outperformed its Lipper category average but trailed the Lehman Brothers California Insured Municipal Bond Index. Some of the Fund's underperformance relative to its Lehman Brothers index can be attributed to a shorter duration in an environment of generally low interest rates. Duration is a measure of sensitivity to changes in interest rates. During declining interest-rate environments, such as most of the second half of the past 12 months, investments with longer durations generally can be expected to outperform those with shorter durations, assuming no special circumstances. As of period end, the Insured Fund's duration was 5.49, compared to 8.62 for the Lehman Brothers index.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net

--------------------------------------------------------------------------------
1 The Lipper peer group return represents the average annualized total return of the 128, 92 and 54 funds in the Lipper California Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2 The Lehman Brothers California Municipal Bond Index is composed of a broad range of California investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3 The Lipper peer group return represents the average annualized total return of the 22, 21 and 12 funds in the Lipper California Insured Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
4 The Lehman Brothers California Insured Municipal Bond Index is composed of a broad range of California insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                            Annual Report | Page 3
asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2004, the Nuveen California Municipal Bond Fund had negative UNII and Nuveen California Insured Municipal Bond Fund had positive UNII.

What strategies were underlying your management of the Funds during the reporting period?

In the uninsured California Fund, a primary theme during the 12-month reporting period was careful duration management. The Fund's duration increased during the period because a number of bonds were called from the portfolio. Also affecting duration was our decision to reduce our concentration in certain lower-rated put bonds due to mature around 2008. At the same time, we were aware of the need to prevent the Fund from becoming too long in an environment in which we anticipated an eventual increase in rates.

Another strategic approach was to buy and sell California general obligation
(GO) debt at what we believed was an opportune time. During the first half of the period, for example, spreads between California GO debt and national AAA-rated municipal bonds closed to between 35 and 40 basis points (i.e., yields on California GOs were yielding only .35-.40% more than the highest rated bonds), levels that struck us as too expensive. We consequently sold much of our position in state GOs. By the summer, however, with California's financial position worsened and the state in the midst of its electoral crisis, spreads widened to as much as 80 basis points. We believed this spread widening represented a value opportunity and subsequently replenished our GO weighting. Spreads soon came down from these highs, and we again lightened up on our position. At the end of the period, we maintained a relatively large 12% position in California GOs because we believed spreads may narrow over time as the state works through its credit problems.

In the insured California Fund, we continued to keep the portfolio fully invested. We also sought to manage the Fund's duration and enhance total return by selling longer bonds occupying the flatter, very long-term portion of the yield curve and, when possible, buying shorter bonds representing a steeper part of the curve. In general, however, we made relatively few changes to the portfolio during the reporting period. The general decline in California supply as the period progressed hampered our ability to accomplish our desired yield curve positioning. We were willing to wait for the market to provide us with more opportunities to buy bonds of maturity ranges that, in our opinion, were underrepresented in the portfolio.





                             Annual Report | Page 4

                                    [CHART]

                 Nuveen California Insured Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                Lehman Brothers  Nuveen California      Nuveen California
                Municipal Bond  Municipal Bond Fund     Municipal Bond Fund
                Index $18,531   (NAV) $16,709           (Offer) $16,007
2/94                10000.00        10000.00                   9580.00
3/94                 9593.00         9534.10                   9133.67
4/94                 9674.54         9485.00                   9086.63
5/94                 9758.71         9633.16                   9228.56
6/94                 9699.18         9574.10                   9171.99
7/94                 9876.68         9761.47                   9351.49
8/94                 9911.24         9767.62                   9357.38
9/94                 9765.55         9590.92                   9188.10
10/94                9591.72         9408.02                   9012.89
11/94                9418.11         9189.10                   8803.16
12/94                9625.31         9429.85                   9033.80
1/95                 9900.59         9710.86                   9303.01
2/95                10188.70        10022.78                   9601.82
3/95                10305.87        10098.15                   9674.02
4/95                10318.24        10114.10                   9689.31
5/95                10647.39        10430.57                   9992.49
6/95                10554.76        10295.29                   9862.89
7/95                10655.03        10321.13                   9887.64
8/95                10790.35        10448.29                  10009.46
9/95                10858.33        10524.98                  10082.93
10/95               11015.77        10724.42                  10274.00
11/95               11198.63        10935.05                  10475.78
12/95               11306.14        11083.77                  10618.25
1/96                11392.07        11098.29                  10632.16
2/96                11314.60        11060.55                  10596.01
3/96                11133.00        10876.51                  10419.69
4/96                11084.57        10849.21                  10393.54
5/96                11078.37        10863.96                  10407.68
6/96                11214.74        11006.93                  10544.64
7/96                11325.09        11118.32                  10651.35
8/96                11332.91        11102.31                  10636.01
9/96                11505.28        11311.37                  10836.29
10/96               11651.05        11413.62                  10934.25
11/96               11882.91        11617.24                  11129.32
12/96               11816.25        11600.98                  11113.74
1/97                11820.38        11562.69                  11077.06
2/97                11935.51        11645.48                  11156.37
3/97                11751.47        11508.42                  11025.06
4/97                11858.52        11636.04                  11147.33
5/97                12059.53        11797.55                  11302.05
6/97                12182.17        11915.06                  11414.62
7/97                12572.61        12212.46                  11699.53
8/97                12436.07        12128.68                  11619.27
9/97                12577.47        12247.78                  11733.37
10/97               12667.02        12322.13                  11804.60
11/97               12740.49        12417.87                  11896.32
12/97               12930.19        12573.34                  12045.26
1/98                13086.65        12671.92                  12139.69
2/98                13096.20        12678.38                  12145.89
3/98                13086.51        12719.58                  12185.36
4/98                13020.29        12666.41                  12134.43
5/98                13234.61        12835.64                  12296.54
6/98                13285.03        12899.69                  12357.90
7/98                13322.63        12940.45                  12396.95
8/98                13544.32        13088.10                  12538.40
9/98                13757.10        13200.40                  12645.98
10/98               13757.79        13205.81                  12651.17
11/98               13815.98        13256.92                  12700.13
12/98               13826.07        13274.42                  12716.89
1/99                13985.07        13365.61                  12804.25
2/99                13946.75        13347.43                  12786.84
3/99                13984.54        13378.13                  12816.25
4/99                13993.63        13408.90                  12845.73
5/99                13898.48        13365.86                  12804.49
6/99                13693.06        13198.39                  12644.05
7/99                13743.45        13217.13                  12662.01
8/99                13597.91        13060.64                  12512.09
9/99                13625.37        13054.50                  12506.21
10/99               13439.66        12897.32                  12355.63
11/99               13585.35        12947.11                  12403.33
12/99               13439.71        12851.94                  12312.16
1/00                13400.60        12743.73                  12208.49
2/00                13606.84        12931.45                  12388.32
3/00                13940.75        13249.30                  12692.83
4/00                13800.64        13179.21                  12625.68
5/00                13775.66        13070.22                  12521.27
6/00                14165.38        13432.40                  12868.23
7/00                14366.53        13651.34                  13077.99
8/00                14661.76        13805.19                  13225.38
9/00                14591.09        13720.84                  13144.57
10/00               14711.46        13702.73                  13127.22
11/00               14815.62        13764.94                  13186.82
12/00               15144.23        14070.11                  13479.17
1/01                15292.19        14105.85                  13513.40
2/01                15333.33        14223.35                  13625.97
3/01                15443.27        14054.81                  13464.50
4/01                15160.35        13858.04                  13276.00
5/01                15373.80        13975.00                  13388.05
6/01                15455.29        14078.83                  13487.52
7/01                15723.59        14308.04                  13707.10
8/01                16082.87        14647.42                  14032.23
9/01                16017.09        14623.55                  14009.36
10/01               16196.97        14697.98                  14080.67
11/01               16092.33        14624.05                  14009.84
12/01               15931.73        14486.15                  13877.73
1/02                16190.94        14633.18                  14018.59
2/02                16357.06        14766.64                  14146.44
3/02                15970.22        14554.88                  13943.58
4/02                16265.19        14761.71                  14141.72
5/02                16403.77        14853.23                  14229.39
6/02                16546.31        14988.99                  14359.45
7/02                16741.73        15110.55                  14475.91
8/02                16985.32        15261.96                  14620.95
9/02                17401.97        15576.66                  14922.44
10/02               16997.20        15225.09                  14585.64
11/02               16971.70        15218.24                  14579.08
12/02               17278.89        15477.26                  14827.21
1/03                17193.53        15376.50                  14730.69
2/03                17453.67        15604.38                  14949.00
3/03                17462.40        15590.80                  14935.99
4/03                17573.63        15729.09                  15068.47
5/03                17994.70        16127.83                  15450.46
6/03                17857.94        15976.06                  15305.07
7/03                17185.77        15361.94                  14716.74
8/03                17324.80        15502.66                  14851.55
9/03                17823.06        15969.75                  15299.02
10/03               17758.90        15940.21                  15270.72
11/03               17974.31        16174.37                  15495.05
12/03               18119.18        16299.08                  15614.51
1/04                18229.17        16392.80                  15704.30
2/04                18531.04        16708.52                  16006.76





================================================================================

                                    [CHART]

                     Nuveen California Municipal Bond Fund
                      Growth of Assumed $10,000 Investment

                Lehman Brothers         Nuveen California      Nuveen California
                Municipal Bond          Insured Municipal      Insured Municipal
                Index                   Bond Fund (NAV)        Bond Fund (Offer)
                $18,835                 $17,333                $16,605
 2/94            10,000.00                  10,000.00              9,580.00
 3/94             9,593.00                   9,527.20              9,127.06
 4/94             9,674.54                   9,587.22              9,184.56
 5/94             9,758.71                   9,667.27              9,261.25
 6/94             9,699.18                   9,605.11              9,201.70
 7/94             9,876.68                   9,809.70              9,397.70
 8/94             9,911.24                   9,823.53              9,410.95
 9/94             9,765.55                   9,634.53              9,229.88
10/94             9,591.72                   9,423.82              9,028.02
11/94             9,418.11                   9,183.99              8,798.26
12/94             9,625.31                   9,481.82              9,083.59
1/95              9,900.59                   9,820.04              9,407.60
2/95             10,188.70                  10,159.81              9,733.10
3/95             10,305.87                  10,233.57              9,803.76
4/95             10,318.24                  10,207.17              9,778.47
 5/95            10,647.39                  10,640.57             10,193.66
 6/95            10,554.76                  10,413.18              9,975.82
 7/95            10,655.03                  10,436.92              9,998.57
 8/95            10,790.35                  10,561.64             10,118.05
 9/95            10,858.33                  10,636.10             10,189.38
10/95            11,015.77                  10,864.03             10,407.74
11/95            11,198.63                  11,113.91             10,647.12
12/95            11,306.14                  11,262.05             10,789.05
 1/96            11,392.07                  11,307.55             10,832.64
 2/96            11,314.60                  11,207.71             10,736.98
 3/96            11,107.54                  10,993.08             10,531.37
 4/96            11,054.01                  10,965.93             10,505.36
 5/96            11,046.27                  10,970.20             10,509.45
 6/96            11,184.57                  11,100.97             10,634.73
 7/96            11,297.64                  11,210.87             10,740.01
 8/96            11,319.90                  11,215.13             10,744.09
 9/96            11,496.15                  11,390.20             10,911.81
10/96            11,629.05                  11,523.12             11,039.15
11/96            11,879.07                  11,736.30             11,243.37
12/96            11,810.17                  11,708.72             11,216.95
 1/97            11,800.84                  11,615.75             11,127.89
 2/97            11,911.42                  11,719.48             11,227.26
 3/97            11,715.35                  11,538.76             11,054.14
 4/97            11,831.10                  11,643.19             11,154.18
 5/97            12,044.18                  11,847.53             11,349.93
 6/97            12,161.61                  11,963.99             11,461.50
 7/97            12,598.09                  12,292.76             11,776.46
 8/97            12,437.72                  12,141.80             11,631.85
 9/97            12,593.81                  12,270.87             11,755.49
10/97            12,672.65                  12,344.25             11,825.79
11/97            12,756.67                  12,432.51             11,910.35
12/97            12,961.41                  12,631.56             12,101.03
 1/98            13,133.80                  12,762.93             12,226.88
 2/98            13,134.59                  12,734.34             12,199.49
 3/98            13,121.71                  12,751.66             12,216.09
 4/98            13,039.97                  12,663.67             12,131.79
 5/98            13,273.51                  12,877.18             12,336.34
 6/98            13,320.90                  12,928.43             12,385.44
 7/98            13,351.40                  12,968.12             12,423.46
 8/98            13,595.87                  13,125.42             12,574.16
 9/98            13,826.45                  13,283.19             12,725.30
10/98            13,814.84                  13,288.11             12,730.00
11/98            13,877.42                  13,314.15             12,754.96
12/98            13,881.17                  13,318.94             12,759.55
 1/99            14,043.99                  13,430.42             12,866.34
 2/99            13,996.10                  13,410.14             12,846.92
 3/99            14,037.11                  13,413.76             12,850.39
 4/99            14,038.52                  13,429.59             12,865.55
 5/99            13,931.26                  13,348.21             12,787.58
 6/99            13,698.33                  13,144.11             12,592.06
 7/99            13,732.03                  13,160.15             12,607.42
 8/99            13,564.77                  13,004.99             12,458.78
 9/99            13,577.93                  12,972.87             12,428.01
10/99            13,363.67                  12,803.83             12,266.07
11/99            13,525.77                  12,883.73             12,342.61
12/99            13,380.10                  12,801.02             12,263.37
 1/00            13,324.84                  12,755.70             12,219.96
 2/00            13,585.47                  12,938.36             12,394.95
 3/00            13,951.47                  13,236.07             12,680.16
 4/00            13,776.10                  13,139.85             12,587.97
 5/00            13,737.39                  13,055.75             12,507.41
 6/00            14,178.91                  13,408.78             12,845.61
 7/00            14,390.03                  13,621.17             13,049.09
 8/00            14,719.27                  13,860.50             13,278.36
 9/00            14,640.82                  13,775.12             13,196.56
10/00            14,764.39                  13,898.68             13,314.94
11/00            14,880.73                  13,996.53             13,408.67
12/00            15,268.37                  14,451.13             13,844.19
 1/01            15,412.20                  14,456.92             13,849.72
 2/01            15,438.09                  14,488.14             13,879.64
 3/01            15,562.53                  14,613.03             13,999.28
 4/01            15,267.46                  14,309.37             13,708.38
 5/01            15,493.11                  14,462.05             13,854.65
 6/01            15,561.44                  14,534.36             13,923.92
 7/01            15,824.89                  14,810.52             14,188.47
 8/01            16,227.48                  15,156.04             14,519.49
 9/01            16,143.42                  15,106.18             14,471.72
10/01            16,355.54                  15,275.52             14,633.95
11/01            16,239.58                  15,165.84             14,528.88
12/01            16,071.83                  15,002.05             14,371.97
 1/02            16,326.89                  15,172.03             14,534.80
 2/02            16,503.55                  15,342.71             14,698.32
 3/02            16,105.98                  14,966.05             14,337.47
 4/02            16,415.05                  15,236.78             14,596.84
 5/02            16,545.06                  15,323.18             14,679.60
 6/02            16,670.96                  15,509.51             14,858.11
 7/02            16,867.51                  15,667.86             15,009.81
 8/02            17,140.09                  15,926.85             15,257.92
 9/02            17,594.82                  16,374.07             15,686.36
10/02            17,166.56                  15,957.19             15,286.99
11/02            17,142.36                  15,917.46             15,248.92
12/02            17,501.66                  16,255.86             15,573.11
 1/03            17,406.28                  16,125.00             15,447.75
 2/03            17,680.43                  16,375.74             15,687.96
 3/03            17,714.90                  16,405.38             15,716.36
 4/03            17,882.31                  16,568.62             15,872.74
 5/03            18,315.60                  16,926.67             16,215.75
 6/03            18,171.64                  16,777.03             16,072.40
 7/03            17,482.39                  16,161.15             15,482.38
 8/03            17,594.97                  16,281.87             15,598.03
 9/03            18,092.91                  16,705.53             16,003.90
10/03            18,050.75                  16,660.09             15,960.36
11/03            18,248.23                  16,886.00             16,176.79
12/03            18,411.19                  16,977.86             16,264.79
 1/04            18,509.32                  17,023.87             16,308.87
 2/04            18,835.45                  17,332.51             16,604.55


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. The Lehman Brothers California Municipal Bond Index is composed of a broad range of California investment-grade municipal bonds while the Lehman Brothers California Insured Municipal Bond Index is composed of a broad range of California insured investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Funds returns include reinvestment of all dividends and distributions, and the Funds returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.


                            Annual Report | Page 5

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04             Nuveen California Municipal Bond Fund
================================================================================

                Quick Facts
                                    A Shares B Shares C Shares R Shares
        ---------------------------------------------------------------
        NAV                           $10.52   $10.51   $10.50   $10.52
        ---------------------------------------------------------------
        Latest Monthly Dividend/1/   $0.0395  $0.0330  $0.0350  $0.0415
        ---------------------------------------------------------------
        Inception Date               9/07/94  3/07/97  9/19/94  7/01/86
        ---------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787. Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 2/29/04
                 A Shares                         NAV    Offer
                 ---------------------------------------------
                 1-Year                         7.08%   2.59%
                 ---------------------------------------------
                 5-Year                         4.59%   3.70%
                 ---------------------------------------------
                 10-Year                        5.27%   4.82%
                 ---------------------------------------------
                 B Shares                    w/o CDSC   w/CDSC
                 ---------------------------------------------
                 1-Year                         6.30%   2.30%
                 ---------------------------------------------
                 5-Year                         3.81%   3.64%
                 ---------------------------------------------
                 10-Year                        4.68%   4.68%
                 ---------------------------------------------
                 C Shares                         NAV
                 ---------------------------------------------
                 1-Year                         6.42%
                 ---------------------------------------------
                 5-Year                         3.98%
                 ---------------------------------------------
                 10-Year                        4.65%
                 ---------------------------------------------
                 R Shares                         NAV
                 ---------------------------------------------
                 1-Year                         7.22%
                 ---------------------------------------------
                 5-Year                         4.79%
                 ---------------------------------------------
                 10-Year                        5.52%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                         NAV    Offer
                 ---------------------------------------------
                 Market Yield/2/                4.50%   4.31%
                 ---------------------------------------------
                 SEC 30-Day Yield/2/            3.83%   3.67%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3/    5.85%   5.60%
                 ---------------------------------------------
                 B Shares                         NAV
                 ---------------------------------------------
                 Market Yield/2/                3.76%
                 ---------------------------------------------
                 SEC 30-Day Yield/2/            3.27%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3/    4.99%
                 ---------------------------------------------
                 C Shares                         NAV
                 ---------------------------------------------
                 Market Yield/2/                4.00%
                 ---------------------------------------------
                 SEC 30-Day Yield/2/            3.46%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3/    5.28%
                 ---------------------------------------------
                 R Shares                         NAV
                 ---------------------------------------------
                 Market Yield/2/                4.73%
                 ---------------------------------------------
                 SEC 30-Day Yield/2/            4.21%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3/    6.43%
                 ---------------------------------------------

                           Average Annual Total Returns as of 3/31/04
                           A Shares            NAV         Offer
                           ------------------------------------------
                           1-Year            6.76%        2.27%
                           ------------------------------------------
                           5-Year            4.47%        3.57%
                           ------------------------------------------
                           10-Year           5.73%        5.27%
                           ------------------------------------------
                           B Shares       w/o CDSC        w/CDSC
                           ------------------------------------------
                           1-Year            5.88%        1.88%
                           ------------------------------------------
                           5-Year            3.70%        3.53%
                           ------------------------------------------
                           10-Year           5.14%        5.14%
                           ------------------------------------------
                           C Shares            NAV
                           ------------------------------------------
                           1-Year            6.21%
                           ------------------------------------------
                           5-Year            3.90%
                           ------------------------------------------
                           10-Year           5.12%
                           ------------------------------------------
                           R Shares            NAV
                           ------------------------------------------
                           1-Year            6.90%
                           ------------------------------------------
                           5-Year            4.68%
                           ------------------------------------------
                           10-Year           5.98%
                           ------------------------------------------

Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed  49%
AA                   12%
A                     8%
BBB                  16%
NR                   11%
BB or Lower           4%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  21%
                  -------------------------------------------
                  Utilities                               16%
                  -------------------------------------------
                  Water and Sewer                         13%
                  -------------------------------------------
                  Tax Obligation/General                  12%
                  -------------------------------------------
                  Transportation                          10%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $266,153
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.17
                  -------------------------------------------
                  Duration                               7.24
                  -------------------------------------------

--------------------------------------------------------------------------------
1 Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3 The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.
4 As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report | Page 6

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04     Nuveen California Insured Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.19   $11.20   $11.12   $11.19
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0400  $0.0330  $0.0345  $0.0415
         --------------------------------------------------------------
         Latest Capital Gain/2/      $0.0179  $0.0179  $0.0179  $0.0179
         --------------------------------------------------------------
         Inception Date              9/07/94  3/07/97  9/13/94  7/01/86
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         5.84%  1.44%
                  -------------------------------------------
                  5-Year                         5.27%  4.36%
                  -------------------------------------------
                  10-Year                        5.65%  5.20%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.04%  1.04%
                  -------------------------------------------
                  5-Year                         4.46%  4.29%
                  -------------------------------------------
                  10-Year                        5.03%  5.03%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.25%
                  -------------------------------------------
                  5-Year                         4.68%
                  -------------------------------------------
                  10-Year                        4.97%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.11%
                  -------------------------------------------
                  5-Year                         5.48%
                  -------------------------------------------
                  10-Year                        5.86%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/3/                4.28%  4.10%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.95%  2.83%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.51%  4.32%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.53%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.36%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.60%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.72%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.55%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.89%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.45%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.29%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.02%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.37%        0.98%
                            ------------------------------------------
                            5-Year            5.20%        4.31%
                            ------------------------------------------
                            10-Year           6.14%        5.69%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.66%        0.66%
                            ------------------------------------------
                            5-Year            4.44%        4.27%
                            ------------------------------------------
                            10-Year           5.52%        5.52%
                            ------------------------------------------
                            C Shares            NAV
                            1-Year            4.87%
                            ------------------------------------------
                            5-Year            4.63%
                            ------------------------------------------
                            10-Year           5.46%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.54%
                            ------------------------------------------
                            5-Year            5.42%
                            ------------------------------------------
                            10-Year           6.35%
                            ------------------------------------------
Bond Credit Quality/5/
               The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
                                    [CHART]

                         Insured/U.S. Guaranteed   7%
                         Insured                  93%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  19%
                  -------------------------------------------
                  Tax Obligation/General                  18%
                  -------------------------------------------
                  Housing/Single Family                   10%
                  -------------------------------------------
                  Transportation                           9%
                  -------------------------------------------
                  Water and Sewer                          9%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $273,173
                  -------------------------------------------
                  Average Effective Maturity (Years)    21.29
                  -------------------------------------------
                  Duration                               5.49
                  -------------------------------------------

--------------------------------------------------------------------------------
1 Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2 Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4 The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.
5 As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report | Page 7

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.0%

    $  3,500 California County Tobacco Securitization Agency, Tobacco      6/12 at 100.00      Baa2 $3,268,265
              Settlement Asset-Backed Bonds, Alameda County Tobacco
              Asset Securitization Corporation, Series 2002, 5.750%,
              6/01/29

       5,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB  4,814,550
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.250%, 6/01/33
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 1.4%

         960 California Educational Facilities Authority, Pooled College   4/07 at 102.00      Baa2  1,041,456
              and University Projects Revenue Bonds, Southern California
              College of Optometry, Series 1997B, 6.300%, 4/01/21

       1,500 California Statewide Community Development Authority,        12/06 at 105.00       N/R  1,517,370
              Certificates of Participation, San Diego Space and Science
              Foundation, Series 1996, 7.500%, 12/01/26

       1,000 University of California, Certificates of Participation,      1/10 at 101.00       Aa2  1,064,650
              San Diego and Sacramento Campus Projects, Series 2002A,
              5.250%, 1/01/22
--------------------------------------------------------------------------------------------------------------
             Healthcare - 6.6%

       6,000 California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3  6,508,920
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
              12/01/30

       3,635 California Health Facilities Financing Authority, Insured     4/05 at 102.00       BBB  3,912,859
              Health Facility Revenue Bonds, Small Facilities Pooled
              Loan Program, Series 1994B, 7.500%, 4/01/22

       3,370 California Health Facilities Financing Authority, Hospital    5/04 at 101.00       BB+  2,913,702
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15

       1,735 Central California Joint Powers Health Financing Authority,   8/04 at 100.00      Baa2  1,710,918
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.000%, 2/01/23

       2,475 Loma Linda, California, Hospital Revenue Bonds, Loma Linda    6/04 at 102.00        BB  2,529,079
              University Medical Center Project, Series 1993A, 6.000%,
              12/01/06
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.2%

       1,950 ABAG Finance Authority for Nonprofit Corporations,              No Opt. Call      BBB-  2,177,370
              California, Multifamily Housing Revenue Refunding Bonds,
              United Dominion/2000 Post Apartments, Series 2000B,
              6.250%, 8/15/30 (Mandatory put 8/15/08)

       2,905 California Statewide Community Development Authority,         6/06 at 100.00       AAA  3,011,759
              Senior Lien Multifamily Housing Revenue Bonds, Monte Vista
              Terrace, Series 1996A, 6.375%, 9/01/20

       3,105 Los Angeles Community Redevelopment Agency, California,       6/05 at 105.00       AAA  3,387,586
              Multifamily Housing Revenue Refunding Bonds, Angelus Plaza
              Project, Series 1995A, 7.400%, 6/15/10

       2,080 Salinas, California, GNMA Collateralized Housing Facility     7/04 at 102.00       AAA  2,137,658
              Revenue Refunding Bonds, Villa Serra Project, Series
              1994A, 6.500%, 7/20/17

         470 Housing Authority of the County of Santa Cruz, California,    7/04 at 100.00       AAA    471,034
              Fannie Mae Collateralized Multifamily Housing Refunding
              Revenue Bonds, Series 1990A, 7.750%, 7/01/23
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.3%

         625 California Rural Home Mortgage Finance Authority, Single        No Opt. Call       AAA    632,069
              Family Mortgage Revenue Bonds, Mortgage- Backed Securities
              Program, Series 1997A, 7.000%, 9/01/29 (Alternative
              Minimum Tax)

       7,815 California Department of Veterans Affairs, Home Purchase      6/05 at 101.00       Aa2  8,025,458
              Revenue Bonds, Series 2000C, 6.150%, 12/01/27

         900 County of San Bernardino, California, Single Family Home       5/07 at 22.57       AAA    170,676
              Mortgage Revenue Bonds, Mortgage-Backed Securities
              Program, Series 1997A, 0.000%, 5/01/31 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.8%

       5,500 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+  5,348,255
              California, Certificates of Participation, American
              Baptist Homes of the West Facilities Project, Series
              1997A, 5.850%, 10/01/27

       2,500 California Statewide Communities Development Authority,      11/04 at 102.00       BBB  2,626,875
              Certificates of Participation, Solheim Lutheran Home,
              6.500%, 11/01/17

       2,000 Chico, California, Redevelopment Agency Insured               8/04 at 100.00       BBB  2,008,240
              Certificates of Participation, Sierra Sunrise Lodge,
              Walker Senior Housing Corporation VII, Series 1991A,
              6.750%, 2/01/21

----
8

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------

             Tax Obligation/General - 12.4%

    $  8,500 State of California, Various Purpose General Obligation       3/10 at 101.00       AAA $9,334,190
              Bonds, 5.750%, 3/01/27 - MBIA Insured

       3,335 California, General Obligation Bonds, Derivative Tax-Exempt     No Opt. Call       AAA  5,564,347
              Receipts, Series 245, 15.570%, 2/01/15 (IF)

       2,500 California, General Obligation Bonds, Series 2004, 5.000%,    2/14 at 100.00      Baa1  2,596,075
              2/01/20

       1,035 Escondido Union School District, San Diego County,            8/12 at 100.00       AAA  1,121,743
              California, General Obligation Bonds, Series 2002A,
              5.250%, 8/01/23 - FSA Insured

       6,000 Los Angeles Unified School District, Los Angeles County,      7/13 at 100.00       AAA  6,408,180
              California, General Obligation Bonds, Series 2003A,
              5.000%, 7/01/22 - FSA Insured

       2,000 Murrieta Valley Unified School District, Riverside County,    9/13 at 100.00       AAA  2,117,140
              California, General Obligation Bonds, Series 2003A,
              5.000%, 9/01/26 - FGIC Insured

       2,000 San Diego Unified School District, California, General        7/10 at 100.00       AAA  2,117,400
              Obligation Bonds, Election of 1998, Series 2000B, 5.125%,
              7/01/22 - MBIA Insured

       1,575 South Pasadena Unified School District, Los Angeles County,   8/13 at 100.00       AAA  1,679,202
              California, General Obligation Bonds, Series 2003A,
              5.125%, 5/01/28 - FGIC Insured

       2,000 West Contra Costa Unified School District, Contra Costa       8/11 at 101.00       AAA  2,150,960
              County, California, General Obligation Bonds, Series
              2003B, 5.000%, 8/01/20 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.1%

       1,000 City of Brea, California, Community Facilities District No.   3/06 at 102.00       N/R  1,011,540
              1997-1, Special Tax Bonds, Olinda Heights Public
              Improvements, Series 1998, 5.875%, 9/01/28

       1,400 Dinuba, California, Financing Authority, Lease Revenue        8/12 at 102.00       AAA  1,490,244
              Refunding Bonds, Public Works Issue of 2002, 5.100%,
              8/01/32 - MBIA Insured

       2,000 La Mirada Redevelopment Agency, California, Community        10/08 at 102.00       N/R  2,047,160
              Facilities District No. 89-1, Refunding Special Tax Bonds,
              Tax Increment Contribution, Civic Theatre Project, Series
              1998, 5.700%, 10/01/20

       2,500 Los Angeles County Schools Regionalized Business Services     9/13 at 100.00       AAA  2,668,625
              Corporation, California, Certificates of Participation,
              Los Angeles County School Pooled Financing Program, Series
              2003A, 5.000%, 9/01/22 - FSA Insured

       6,170 City of Milpitas, Santa Clara County, California, Limited     9/04 at 103.00       N/R  6,372,314
              Obligation Improvement Bonds, Local Improvement District
              No. 20, Series 1998A, 5.700%, 9/02/18

       1,040 County of Nevada, California, Certificates of                10/11 at 100.00       Aaa  1,192,214
              Participation, Refunding, Series 2001, 5.250%, 10/01/13 -
              MBIA Insured

       5,000 Oakland Redevelopment Agency, California, Subordinate Lien    3/13 at 100.00       AAA  5,774,650
              Tax Allocation Bonds, Central District Redevelopment
              Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

         805 City of Ontario, San Bernardino County, California, Limited   3/04 at 103.00       N/R    844,678
              Obligation Improvement Bonds, Assessment District No.
              100C, California Commerce Center Phase III, 8.000%, 9/02/11

       2,250 County of Orange, California, Community Facilities District   8/09 at 102.00       N/R  2,447,798
              No. 99-1, Ladera Ranch, Special Tax Bonds, Series 1999A,
              6.700%, 8/15/29

       2,000 Poway, California, Community Facilities District 88-1,        8/08 at 102.00       N/R  2,210,440
              Special Tax Refunding Bonds, Parkway Business Centre,
              Series 1998, 6.750%, 8/15/15

       1,645 City of Rancho Cucamonga, California, Assessment District     3/04 at 103.00       N/R  1,696,061
              No. 93-1, Masi Plaza, Limited Obligation Improvement
              Bonds, 6.250%, 9/02/22

       2,000 Riverside County, California, Mobile Home Park Revenue        3/09 at 102.00       N/R  1,818,100
              Bonds, Bravo Mobile Home Park Project, Series 1999A,
              5.900%, 3/20/29

       1,000 Sacramento City Financing Authority, California, Lease          No Opt. Call       AAA  1,171,140
              Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
              AMBAC Insured

         500 Sacramento City Finance Authority, California, Lease            No Opt. Call       AA-    577,345
              Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20

         995 County of Sacramento, California, Laguna Creek               12/07 at 102.00       N/R  1,015,885
              Ranch/Elliott Ranch Community Facilities District No. 1,
              Improvement Area No. 1, Special Tax Refunding Bonds,
              Laguna Creek Ranch, 5.700%, 12/01/20

       2,000 San Dimas Housing Authority, California, Mobile Home Park     7/08 at 102.00       N/R  1,901,460
              Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
              Project, Series 1998A, 5.700%, 7/01/28

----
9

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  7,090 Redevelopment Agency of the City of San Marcos, California,  10/07 at 102.00         A $ 7,610,761
              Tax Allocation Bonds, 1997 Affordable Housing Project,
              Series 1977A, 6.000%, 10/01/27 (Alternative Minimum Tax)

       3,200 Seal Beach, California, Redevelopment Agency, Mobile Home    12/11 at 102.00         A   3,408,128
              Park Revenue Bonds, Series 2000A, 5.750%, 12/15/35 - ACA
              Insured

       4,000 Shafter Joint Powers Financing Authority, California, Lease   1/07 at 101.00      Baa1   4,354,200
              Revenue Bonds, Community Correctional Facility Acquisition
              Project, Series 1997A, 6.050%, 1/01/17

       2,435 City of Stockton, California, Limited Obligation Refunding      No Opt. Call       N/R   2,627,268
              Improvement Bonds, Weber / Sperry Ranches Assessment
              District, Series 232, 5.650%, 9/02/13

       2,000 Taft Public Financing Authority, California, Lease Revenue    1/07 at 101.00      Baa1   2,177,100
              Bonds, Community Correctional Facility Acquisition
              Project, Series 1997A, 6.050%, 1/01/17

       1,500 Vallejo Public Financing Authority, California, Limited         No Opt. Call       N/R   1,538,175
              Obligation Revenue Bonds, Fairgrounds Drive Assessment
              District Refinancing, Series 1998, 5.700%, 9/02/11
---------------------------------------------------------------------------------------------------------------
             Transportation - 10.4%

       3,000 Bay Area Toll Authority, California, San Francisco Bay Area   4/11 at 100.00        AA   3,313,560
              Toll Bridge Revenue Bonds, Series 2001D, 5.000%, 4/01/16

       4,460 California Infrastructure Economic Development Bank,          7/13 at 100.00       AAA   4,763,414
              Revenue Bonds, Bay Area Toll Bridges, 1st Lien Series
              2003A, 5.000%, 7/01/22 - FSA Insured

       2,000 Foothill-Eastern Transportation Corridor Agency,              1/10 at 100.00      BBB-   1,931,280
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

       2,750 Foothill-Eastern Transportation Corridor Agency,              1/14 at 101.00      BBB-   2,107,078
              California, Toll Road Refunding Revenue Bonds, Series
              1999, 0.000%, 1/15/28

             Port of Oakland, California, Revenue Bonds, Series 2000K:
       2,000  5.500%, 11/01/09 (Alternative Minimum Tax) - FGIC Insured      No Opt. Call       AAA   2,303,680
       4,000  5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured    5/10 at 100.00       AAA   4,410,840

       5,500 Port of Oakland, California, Revenue Bonds, Series 2002M,    11/12 at 100.00       AAA   6,126,285
              5.250%, 11/01/19 - FGIC Insured

       2,475 San Francisco City and County Airports Commission,            5/12 at 100.00       AAA   2,684,336
              California, Revenue Refunding Bonds, San Francisco
              International Airport, Series 2, Issue 28B, 5.250%,
              5/01/22 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 5.4%

       3,115 California Educational Facilities Authority, Revenue Bonds,   6/10 at 101.00   Baa3***   3,893,937
              Pooled College and University Projects, Series 2000C,
              6.750%, 6/01/30

       2,505 Harbor Department of the City of Los Angeles, California,       No Opt. Call       AAA   3,246,856
              Revenue Bonds, Issue of 1988, 7.600%, 10/01/18

       5,987 Merced Irrigation District, California, Subordinated          3/08 at 102.00       AAA   7,339,284
              Revenue Certificates of Participation, Electric System
              Project, Series 2000, 7.450%, 3/01/18 (Pre-refunded to
              3/01/08)
---------------------------------------------------------------------------------------------------------------
             Utilities - 15.6%

       1,429 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R     257,257
              Waste Disposal Revenue Bonds, CanFibre of Riverside
              Project, Series 1997A, 9.000%, 7/01/19 (Alternative
              Minimum Tax)#

       4,500 California Department of Water Resources, Power Supply        5/12 at 101.00        A3   4,815,810
              Revenue Bonds, Series 2002A, 5.125%, 5/01/18

       6,420 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA   9,364,533
              Revenue Bonds, RITES PA-1120R Series 2003, 14.420%,
              5/01/14 (IF) - AMBAC Insured

       3,000 California Statewide Community Development Authority,        12/04 at 102.00       N/R   2,671,650
              Refunding Certificates of Participation, Rio Bravo Fresno
              Project, Series 1999A, 6.300%, 12/01/18

             Los Angeles Department of Water and Power, California,
             Power System Revenue Bonds, Series 2001A-1:
       5,000  5.250%, 7/01/15                                              7/11 at 100.00       AA-   5,634,550
      10,000  5.250%, 7/01/21 - FSA Insured                                7/11 at 100.00       AAA  10,960,100

         500 Los Angeles Department of Water and Power, California,        7/13 at 100.00       AAA     536,825
              Power System Revenue Bonds, Series 2003A-2, 5.000%,
              7/01/21 - MBIA Insured

----
10

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  3,405 Merced Irrigation District, California, Revenue Refunding     9/05 at 102.00      Baa3 $  3,569,496
              Bonds, Electric System Project, Series 2001, 6.850%,
              9/01/36

       3,470 Puerto Rico Industrial, Tourist, Educational, Medical, and    6/10 at 101.00      Baa3    3,697,806
              Environmental Control Facilities Financing Authority,
              Cogeneration Facility Revenue Bonds, Series 2000A, 6.625%,
              6/01/26 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 12.6%

       6,080 California Department of Water Resources, Water System       12/12 at 100.00       AAA    6,668,909
              Revenue Bonds, Central Valley Project, Series 2002Z,
              5.000%, 12/01/17 - FGIC Insured

       2,270 California Department of Water Resources, Water System        6/13 at 100.00       AAA    2,573,159
              Revenue Bonds, Central Valley Project, Series 2003Y,
              5.250%, 12/01/16 - FGIC Insured

       2,500 City of Fresno, California, Sewer System Revenue Bonds,         No Opt. Call       AAA    2,716,325
              Series 1993A-1, 4.750%, 9/01/21 - AMBAC Insured

       8,000 Los Angeles Department of Water and Power, California,        7/11 at 100.00        AA    8,336,720
              Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%,
              7/01/41

       3,500 Los Angeles, California, Wastewater System Revenue Bonds,     6/08 at 101.00       AAA    3,624,110
              Series 1998A, 5.000%, 6/01/28 - FGIC Insured

       1,190 Pasadena, California, Water Revenue Refunding Bonds, Series   6/13 at 100.00       AAA    1,287,497
              2003, 5.000%, 6/01/20 - FGIC Insured

       1,670 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA    2,663,784
              California, Sacramento Regional County Sanitation
              District, Residual Interest Certificates, Series 694R-A,
              15.190%, 12/01/10 (IF)

       1,385 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA    2,035,451
              California, Sacramento Regional County Sanitation
              District, Residual Interest Certificates, Series 694R-B,
              13.540%, 12/01/11 (IF)

       3,500 West Basin Municipal Water District, California, Revenue      8/13 at 100.00       AAA    3,686,756
              Certificates of Participation, Series 2003A, 5.000%,
              8/01/30 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
    $246,111 Total Long-Term Investments (cost $250,292,484) - 99.8%                                 265,544,560
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.2%                                                        608,276
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $266,152,836
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. determined that a sale of the facility was in the best interest of shareholders and proceeded accordingly.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.


                                See accompanying notes to financial statements.

----
11

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
February 29, 2004


   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 6.9%

    $  5,000 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $ 5,278,500
              Revenue Bonds, California Loan Program, Series 2001A,
              5.400%, 3/01/21 (Alternative Minimum Tax) - MBIA Insured

       2,500 California State University, Systemwide Revenue Bonds,        5/14 at 100.00       AAA   2,761,125
              Series 2004A, 5.000%, 11/01/18 - FSA Insured

       1,030 Foundation of California State University, Monterey Bay,      6/11 at 100.00       AAA   1,123,864
              Auxiliary Organization Bonds, Series 2001, 5.350%, 6/01/31
              - MBIA Insured

       5,000 Long Beach Bond Financing Authority, California, Lease       11/11 at 101.00       AAA   5,350,050
              Revenue Refunding Bonds, Long Beach Aquarium of the South
              Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured

       4,100 University of California, Multiple Purpose Projects,          5/13 at 100.00       AAA   4,308,280
              Revenue Bonds, Series 2003A, 5.000%, 5/15/33 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------
             Healthcare - 4.9%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA   2,091,720
              Refunding Revenue Bonds, Series 1997A, 5.200%, 1/01/27 -
              FSA Insured

       4,000 California Statewide Communities Development Authority,       8/09 at 101.00       AAA   4,319,880
              Certificates of Participation, Members of the Sutter
              Health Obligated Group, 5.500%, 8/15/31 - FSA Insured

       6,000 Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00       AAA   6,926,760
              Foundation - Kaiser Permanente, Series 1999A, 6.000%,
              1/01/29 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 8.2%

       4,180 California Statewide Community Development Authority,        12/11 at 100.00       AAA   4,376,293
              Multifamily Housing Revenue Senior Bonds, Westgate
              Courtyards Apartments Project, Series 2001-X1, 5.420%,
              12/01/34 (Alternative Minimum Tax) - AMBAC Insured

       6,526 California Statewide Communities Development Authority,      11/10 at 105.00       Aaa   7,929,808
              GNMA Collateralized Residential Care Revenue Bonds, Canoga
              Care Centre Project, Series 2000A, 7.500%, 11/20/35

       2,485 Los Angeles Community Redevelopment Agency, California,       6/05 at 105.00       AAA   2,711,160
              Multifamily Housing Revenue Refunding Bonds, Angelus Plaza
              Project, Series 1995A, 7.400%, 6/15/10

       3,865 Los Angeles, Cailifornia, GNMA Mortgage-Backed Securities     7/11 at 102.00       AAA   4,120,438
              Program Multifamily Housing Revenue Bonds, Park Plaza West
              Senior Apartments Project, Series 2001B, 5.400%, 1/20/31
              (Alternative Minimum Tax)

       2,000 City of Napa, California, Mortgage Revenue Refunding Bonds,   7/04 at 101.00       AAA   2,033,100
              FHA-Insured Mortgage Loan - Creekside Park II Apartments
              Project, Series 1994A, 6.625%, 7/01/25 - MBIA Insured

       1,285 Housing Authority of the County of Santa Cruz, California,    7/09 at 102.00       AAA   1,354,287
              GNMA Collateralized Multifamily Housing Revenue Bonds,
              Northgate Apartments, Series 1999A, 5.500%, 7/20/40
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 10.3%

         860 California Housing Finance Agency, Single Family Mortgage     2/07 at 102.00       AAA     902,811
              Bonds II, Series 1997A-1, 6.050%, 8/01/26 (Alternative
              Minimum Tax)

       1,250 California Housing Finance Agency, Home Mortgage Revenue      8/11 at 100.00       AAA   1,338,150
              Bonds, Series 2001L, 5.150%, 8/01/17 - FSA Insured

      34,380 California Housing Finance Agency, Home Mortgage Revenue       2/12 at 54.57       AAA  12,575,173
              Bonds, Series 2002K, 0.000%, 2/01/22 (Alternative Minimum
              Tax) - MBIA Insured

       3,985 California Rural Home Mortgage Finance Authority, Single      6/12 at 101.00       Aaa   4,154,920
              Family Mortgage Revenue Bonds, Mortgage-Backed Securities
              Program, Series 2002D, 5.250%, 6/01/34 (Alternative
              Minimum Tax)

             California Department of Veterans Affairs, Home Purchase
             Revenue Bonds, Series 2002A:
       3,500  5.300%, 12/01/21 - AMBAC Insured                             6/12 at 101.00       AAA   3,757,355
       5,000  5.350%, 12/01/27 - AMBAC Insured                             6/12 at 101.00       AAA   5,308,100
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 18.2%

      31,000 State of California, Various Purpose General Obligation       3/10 at 101.00       AAA  34,042,340
              Bonds, 5.750%, 3/01/27 - MBIA Insured

         875 California, General Obligation Bonds, Series 2004, 5.000%,    2/14 at 100.00       AAA     950,950
              2/01/19 - AMBAC Insured

       3,305 Centinela Valley Union High School District, Los Angeles      8/10 at 102.00       AAA   3,523,196
              County, California, General Obligation Bonds, Election of
              2002, Series C, 5.200%, 8/01/32 - FGIC Insured

----
12

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,610 Eureka Unified School District, Humboldt County,              8/12 at 101.00       AAA $1,756,413
             California, General Obligation Bonds, Series 2002, 5.250%,
             8/01/23 - FSA Insured

             Golden West Schools Financing Authority, California,
             Revenue Bonds, School District General Obligation Refunding
             Program, Series 1998A:
       2,650  0.000%, 8/01/19 - MBIA Insured                                8/13 at 68.56       AAA  1,168,703
       2,755  0.000%, 8/01/20 - MBIA Insured                                8/13 at 63.85       AAA  1,108,805

       5,000 Los Angeles Unified School District, California, General      7/12 at 100.00       AAA  5,302,600
              Obligation Bonds, Election of 1997, Series 2002E, 5.125%,
              1/01/27 - MBIA Insured

       3,040 Sulphur Springs Union School District, County of Los            No Opt. Call       AAA  1,902,158
              Angeles, California, General Obligation Bonds, Election
              1991, Series A, 0.000%, 9/01/15 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.0%

       1,225 Redevelopment Agency of the City of Barstow, California,        No Opt. Call       AAA  1,620,320
              Central Redevelopment Project Tax Allocation Bonds, Series
              1994A, 7.000%, 9/01/14 - MBIA Insured

       7,005 Big Bear Lake Financing Authority, San Bernardino County,     8/05 at 102.00       AAA  7,620,740
              California, Tax Allocation Refunding Revenue Bonds, Series
              1995, 6.300%, 8/01/25 - AMBAC Insured

       5,285 Chino Unified School District, California, Certificates of    9/05 at 102.00       AAA  5,755,788
              Participation, Master Lease Program, Series 1995, 6.125%,
              9/01/26 - FSA Insured

         850 Redevelopment Agency of the City of Concord, California,      7/04 at 100.00       AAA    869,482
              Central Concord Redevelopment Project, Tax Allocation
              Bonds, Series 1988-2, 7.875%, 7/01/07 - MBIA Insured

       4,150 Redevelopment Agency of the City of Moorpark, California,    10/12 at 102.00       AAA  4,418,712
              Tax Allocation Bonds, Moorpark Redevelopment Project,
              Series 2001, 5.125%, 10/01/31 - AMBAC Insured

       7,040 Norwalk Community Facilities Financing Authority, Los         9/05 at 102.00       AAA  7,659,238
              Angeles County, California, Tax Allocation Revenue
              Refunding Bonds, Series 1995A, 6.050%, 9/01/25 - FSA
              Insured

       5,120 Orange County, California, Recovery Certificates of           7/06 at 102.00       AAA  5,703,219
              Participation, Series 1996A, 6.000%, 7/01/26 - MBIA Insured

      14,050 Paramount Redevelopment Agency, Los Angeles County,             No Opt. Call       AAA  4,487,711
              California, Redevelopment Project Area No. 1, Compound
              Interest Tax Allocation Refunding Bonds, Series 1998,
              0.000%, 8/01/26 - MBIA Insured

       8,000 Riverside County, California, Asset Leasing Corporate         6/12 at 101.00       AAA  8,653,440
              Leasehold Revenue Bonds, Riverside County Hospital
              Project, Series 1997B, 5.000%, 6/01/19 - MBIA Insured

             Redevelopment Agency of the City and County of San
             Francisco, California, Lease Revenue Bonds, George R.
             Moscone Convention Center, Series 1994:
       2,250  6.800%, 7/01/19 - FSA Insured                                7/04 at 102.00       AAA  2,340,360
       1,000  6.750%, 7/01/24 - FSA Insured                                7/04 at 102.00       AAA  1,038,390

       1,490 Tulare, California, Public Financing Authority, Lease        10/07 at 102.00       AAA  1,611,390
              Revenue Bonds, Capital Facilities Project, Series 1997,
              5.125%, 10/01/22 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 9.2%

       6,500 Foothill-Eastern Transportation Corridor Agency,              1/10 at 100.00       AAA  6,713,915
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35 - MBIA Insured

       3,255 Foothill-Eastern Transportation Corridor Agency,              1/10 at 101.00       AAA  3,742,111
              California, Toll Road Refunding Revenue Bonds, Series
              1999, 5.750%, 1/15/40 - MBIA Insured

       2,000 Port of Oakland, California, Revenue Bonds, Series 2000K,     5/10 at 100.00       AAA  2,205,420
              5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       1,290 Airports Commission of the City and County of San             1/08 at 101.00       AAA  1,352,010
              Francisco, California, San Francisco International Airport
              Special Facilities Lease Revenue Bonds, SFO Fuel Company
              LLC, Series 1997A, 5.250%, 1/01/22 (Alternative Minimum
              Tax) - AMBAC Insured

       3,470 Airports Commission of the City and County of San             5/08 at 101.00       AAA  3,791,322
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Bonds, Issue 16A, 5.375%,
              5/01/16 (Alternative Minimum Tax) - FSA Insured

----
13

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 29, 2004


   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $  1,320 San Francisco City and County Airports Commission,            1/08 at 102.00       AAA $ 1,490,504
              California, Special Facilities Lease Revenue Bonds, San
              Francisco International Airport, SFO Fuel Company LLC,
              Series 2000A, 6.100%, 1/01/20 (Alternative Minimum Tax) -
              FSA Insured

         625 San Francisco City and County Airports Commission,            5/10 at 101.00       AAA     662,888
              California, Revenue Bonds, San Francisco International
              Airport, Series 2, Issue 26B, 5.000%, 5/01/21 - FGIC
              Insured

       5,000 San Francisco City and County Airports Commission,            5/11 at 100.00       AAA   5,216,600
              California, Revenue Refunding Bonds, San Francisco
              International Airport, Series 2, Issue 27A, 5.250%,
              5/01/31 (Alternative Minimum Tax) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.4%

       1,705 Chino Unified School District, California, Certificates of    9/05 at 102.00       AAA   1,868,816
              Participation, Master Lease Program, Series 1995, 6.125%,
              9/01/26 (Pre-refunded to 9/01/05) - FSA Insured

       3,000 Gilroy Unified School District, Santa Clara County,           9/04 at 102.00       AAA   3,141,390
              California, Certificates of Participation, Series 1994,
              6.250%, 9/01/12 (Pre-refunded to 9/01/04) - FSA Insured

       6,070 Sacramento City Unified School District, Sacramento County,   7/09 at 102.00       Aaa   7,402,122
              California, General Obligation Bonds, Series 2000A,
              6.000%, 7/01/29 (Pre-refunded to 7/01/09) - FGIC Insured

       2,500 San Bernardino County Transportation Authority, California,   3/04 at 100.00       AAA   2,886,075
              Sales Tax Revenue Bonds, Limited Tax Bonds, Series 1992A,
              6.000%, 3/01/10 - FGIC Insured

       4,410 Tulare, California, Sewer Revenue Bonds, Series 1996,        11/06 at 102.00       AAA   5,025,548
              5.750%, 11/15/21 (Pre-refunded to 11/15/06) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Utilities - 6.7%

       5,000 California Pollution Control Financing Authority, Pollution   4/11 at 102.00       AAA   5,472,400
              Control Revenue Refunding Bonds, Pacific Gas and Electric
              Company, Series 1996A Remarketed, 5.350%, 12/01/16
              (Alternative Minimum Tax) - MBIA Insured

       1,000 California Pollution Control Financing Authority, Pollution   9/09 at 101.00       AAA   1,080,610
              Control Revenue Refunding Bonds, Southern California
              Edison Company, Series 1999B, 5.450%, 9/01/29 - MBIA
              Insured

       3,500 Northern California Power Agency, Revenue Refunding Bonds,    7/08 at 101.00       AAA   3,664,185
              Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 -
              MBIA Insured

       1,950 Salinas Valley Solid Waste Authority, California, Revenue     8/12 at 100.00       AAA   2,051,439
              Bonds, Series 2002, 5.250%, 8/01/27 (Alternative Minimum
              Tax) - AMBAC Insured

       2,700 Santa Clara, California, Electric Revenue Subordinate         7/13 at 100.00       AAA   2,870,748
              Bonds, Series 2003A, 5.000%, 7/01/23 - MBIA Insured

       3,000 City of Shasta Lake, California, Certificates of              4/05 at 102.00       AAA   3,218,040
              Participation, Series 1996-2, 6.000%, 4/01/16 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 8.8%

       3,070 California Special District Finance Program, Certificates     9/10 at 100.00       AAA   3,317,104
              of Participation, Jurupa Community Services District Water
              and Wastewater Revenue Bonds, Series 2001NN, 5.250%,
              9/01/32 - MBIA Insured

       2,850 Southern California Metropolitan Water District, Water        1/08 at 101.00       AAA   2,937,894
              Revenue Bonds, Series 1997A, 5.000%, 7/01/37 - FGIC Insured

      10,000 Orange County Sanitation District, California, Certificates   8/13 at 100.00       AAA  10,501,900
              of Participation, Series 2003, 5.000%, 2/01/33 - FGIC
              Insured

         520 Placer County Water Agency, California, Revenue               7/13 at 100.00       AAA     552,885
              Certificates of Participation, Series 2003, 5.000%,
              7/01/23 - MBIA Insured

       1,520 San Buenaventura, California, Water Revenue Certificates of  10/14 at 100.00       AAA   1,617,037
              Participation, Series 2004, 5.000%, 10/01/25 - AMBAC
              Insured

----
14

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  5,000 Public Facilities Financing Authority of the City  5/05 at 101.00       AAA $  5,093,300
              of San Diego, California, Sewer Revenue
              Bonds, Series 1995, 5.000%, 5/15/25 - FGIC
              Insured
-----------------------------------------------------------------------------------------------------
    $287,901 Total Long-Term Investments (cost $248,709,169) -                            272,131,992
              99.6%
-----------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.4%                                           1,040,662
             ---------------------------------------------------------------------------------------
             Net Assets - 100%                                                           $273,172,654
             ---------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.




                                See accompanying notes to financial statements.

----
15

Statement of Assets and Liabilities
February 29, 2004

                                                                             California
                                                                California      Insured
---------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $250,292,484 and
 $248,709,169, respectively)                                 $265,544,560  $272,131,992
Receivables:
 Interest                                                       4,387,398     3,714,529
 Investments sold                                                 536,759     2,369,244
 Shares sold                                                           97       103,887
Other assets                                                        2,079         2,037
---------------------------------------------------------------------------------------
   Total assets                                               270,470,893   278,321,689
---------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                  2,686,903     3,674,148
Payable for shares redeemed                                       389,279       266,111
Accrued expenses:
 Management fees                                                  113,881       116,798
 12b-1 distribution and service fees                               32,924        37,341
 Other                                                             79,419        74,512
Dividends payable                                               1,015,651       980,125
---------------------------------------------------------------------------------------
   Total liabilities                                            4,318,057     5,149,035
---------------------------------------------------------------------------------------
Net assets                                                   $266,152,836  $273,172,654
---------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $ 58,671,148  $ 83,965,864
Shares outstanding                                              5,579,225     7,504,995
Net asset value per share                                    $      10.52  $      11.19
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)            $      10.98  $      11.68
---------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 17,139,347  $ 21,345,709
Shares outstanding                                              1,630,897     1,905,627
Net asset value and offering price per share                 $      10.51  $      11.20
---------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 18,341,334  $ 13,750,624
Shares outstanding                                              1,746,367     1,236,336
Net asset value and offering price per share                 $      10.50  $      11.12
---------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $172,001,007  $154,110,457
Shares outstanding                                             16,352,392    13,775,776
Net asset value and offering price per share                 $      10.52  $      11.19
---------------------------------------------------------------------------------------

Net Assets Consist of:
---------------------------------------------------------------------------------------
Capital paid-in                                              $258,272,718  $249,591,261
Undistributed (Over-distribution of) net investment income       (121,158)       10,738
Accumulated net realized gain (loss) from investment
 transactions                                                  (7,250,800)      147,832
Net unrealized appreciation of investments                     15,252,076    23,422,823
---------------------------------------------------------------------------------------
Net assets                                                   $266,152,836  $273,172,654
---------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
16

Statement of Operations
Year Ended February 29, 2004

                                                                                   California
                                                                      California      Insured
---------------------------------------------------------------------------------------------
Investment Income                                                   $14,751,097  $14,149,397
---------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,425,821    1,464,608
12b-1 service fees - Class A                                            110,938      160,339
12b-1 distribution and service fees - Class B                           167,534      201,461
12b-1 distribution and service fees - Class C                           133,250      102,020
Shareholders' servicing agent fees and expenses                         157,929      143,839
Custodian's fees and expenses                                            78,768       80,507
Trustees' fees and expenses                                               4,849        5,106
Professional fees                                                        33,505       18,341
Shareholders' reports - printing and mailing expenses                    59,498       56,587
Federal and state registration fees                                       3,822        3,859
Portfolio insurance expense                                                  --        7,449
Other expenses                                                           10,946       11,124
---------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            2,186,860    2,255,240
  Custodian fee credit                                                  (14,146)      (5,093)
---------------------------------------------------------------------------------------------
Net expenses                                                          2,172,714    2,250,147
---------------------------------------------------------------------------------------------
Net investment income                                                12,578,383   11,899,250
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                    2,150,247      512,628
Net change in unrealized appreciation (depreciation) of investments   3,235,329    2,806,548
---------------------------------------------------------------------------------------------
Net gain from investments                                             5,385,576    3,319,176
---------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $17,963,959  $15,218,426
---------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
17

Statement of Changes in Net Assets

                                                                                      California
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
----------------------------------------------------------------------------- ------------  ------------
Operations
Net investment income                                                         $ 12,578,383  $ 13,090,983
Net realized gain (loss) from investments                                        2,150,247    (9,401,703)
Net change in unrealized appreciation (depreciation) of investments              3,235,329    11,059,494
----------------------------------------------------------------------------- ------------  ------------
Net increase in net assets from operations                                      17,963,959    14,748,774
----------------------------------------------------------------------------- ------------  ------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (2,624,137)   (2,686,401)
  Class B                                                                         (702,891)     (700,936)
  Class C                                                                         (752,695)     (711,730)
  Class R                                                                       (8,538,243)   (9,338,068)
From accumulated net realized gains from investments:
  Class A                                                                               --       (11,959)
  Class B                                                                               --        (3,897)
  Class C                                                                               --        (3,623)
  Class R                                                                               --       (39,655)
----------------------------------------------------------------------------- ------------  ------------
Decrease in net assets from distributions to shareholders                      (12,617,966)  (13,496,269)
----------------------------------------------------------------------------- ------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                                23,520,419    21,118,278
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                   7,101,750     7,658,825
----------------------------------------------------------------------------- ------------  ------------
                                                                                30,622,169    28,777,103
Cost of shares redeemed                                                        (35,692,927)  (27,365,400)
----------------------------------------------------------------------------- ------------  ------------
Net increase (decrease) in net assets from Fund share transactions              (5,070,758)    1,411,703
----------------------------------------------------------------------------- ------------  ------------
Net increase in net assets                                                         275,235     2,664,208
Net assets at the beginning of year                                            265,877,601   263,213,393
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $266,152,836  $265,877,601
----------------------------------------------------------------------------- ------------  ------------
Undistributed (Over-distribution of) net investment income at the end of year $   (121,158) $    (80,920)
----------------------------------------------------------------------------- ------------  ------------

                                                                                  California Insured
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
----------------------------------------------------------------------------- ------------  ------------
Operations
Net investment income                                                         $ 11,899,250  $ 12,049,539
Net realized gain (loss) from investments                                          512,628       806,696
Net change in unrealized appreciation (depreciation) of investments              2,806,548     4,586,709
----------------------------------------------------------------------------- ------------  ------------
Net increase in net assets from operations                                      15,218,426    17,442,944
----------------------------------------------------------------------------- ------------  ------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (3,495,719)   (3,306,139)
  Class B                                                                         (762,723)     (763,010)
  Class C                                                                         (514,366)     (466,379)
  Class R                                                                       (7,023,534)   (7,615,033)
From accumulated net realized gains from investments:
  Class A                                                                         (125,598)     (534,535)
  Class B                                                                          (32,367)     (148,438)
  Class C                                                                          (20,737)      (87,718)
  Class R                                                                         (237,042)   (1,156,255)
----------------------------------------------------------------------------- ------------  ------------
Decrease in net assets from distributions to shareholders                      (12,212,086)  (14,077,507)
----------------------------------------------------------------------------- ------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                                26,590,676    29,597,898
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                   6,670,433     8,276,583
----------------------------------------------------------------------------- ------------  ------------
                                                                                33,261,109    37,874,481
Cost of shares redeemed                                                        (35,767,986)  (32,063,039)
----------------------------------------------------------------------------- ------------  ------------
Net increase (decrease) in net assets from Fund share transactions              (2,506,877)    5,811,442
----------------------------------------------------------------------------- ------------  ------------
Net increase in net assets                                                         499,463     9,176,879
Net assets at the beginning of year                                            272,673,191   263,496,312
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $273,172,654  $272,673,191
----------------------------------------------------------------------------- ------------  ------------
Undistributed (Over-distribution of) net investment income at the end of year $     10,738  $    (91,912)
----------------------------------------------------------------------------- ------------  ------------



                                See accompanying notes to financial statements.

----
18

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2004, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2004, have been designated Exempt Interest Dividends.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund.


----
19

Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 29, 2004, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. California Insured did not invest in any such securities during the fiscal year ended February 29, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
20

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      California
                                                  --------------------------------------------------
                                                         Year Ended                 Year Ended
                                                           2/29/04                    2/28/03
                                                  ------------------------   ------------------------
                                                       Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           1,487,459  $ 15,174,846     718,657  $  7,336,059
  Class B                                             113,078     1,154,753     467,335     4,769,471
  Class C                                             523,724     5,398,121     530,749     5,419,577
  Class R                                             175,048     1,792,699     350,448     3,593,171
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             114,283     1,171,890     123,970     1,269,062
  Class B                                              24,366       249,801      23,408       239,465
  Class C                                              34,571       354,011      35,389       362,009
  Class R                                             519,239     5,326,048     565,116     5,788,289
------------------------------------------------------------------------------------------------------
                                                    2,991,768    30,622,169   2,815,072    28,777,103
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,210,803)   (12,403,903)   (832,306)   (8,525,341)
  Class B                                           (297,137)    (3,028,615)   (165,813)   (1,693,818)
  Class C                                           (494,569)    (5,064,334)   (339,374)   (3,472,756)
  Class R                                         (1,486,366)   (15,196,075) (1,335,481)  (13,673,485)
------------------------------------------------------------------------------------------------------
                                                  (3,488,875)   (35,692,927) (2,672,974)  (27,365,400)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (497,107)  $ (5,070,758)    142,098  $  1,411,703
------------------------------------------------------------------------------------------------------

                                                                  California Insured
                                                  --------------------------------------------------
                                                         Year Ended                 Year Ended
                                                           2/29/04                    2/28/03
                                                  ------------------------   ------------------------
                                                       Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           1,474,456  $ 16,285,875   1,450,651  $ 15,803,805
  Class B                                             229,618     2,543,666     388,752     4,248,910
  Class C                                             327,776     3,602,647     497,108     5,429,379
  Class R                                             378,343     4,158,488     379,387     4,115,804
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             137,968     1,519,567     174,383     1,903,059
  Class B                                              25,362       279,482      33,317       363,778
  Class C                                              25,164       275,504      31,003       335,871
  Class R                                             417,498     4,595,880     520,283     5,673,875
------------------------------------------------------------------------------------------------------
                                                    3,016,185    33,261,109   3,474,884    37,874,481
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,098,477)   (12,025,016) (1,048,611)  (11,388,911)
  Class B                                           (300,648)    (3,315,317)   (206,883)   (2,265,093)
  Class C                                           (306,843)    (3,338,878)   (424,309)   (4,587,766)
  Class R                                         (1,556,223)   (17,088,775) (1,265,107)  (13,821,269)
------------------------------------------------------------------------------------------------------
                                                  (3,262,191)   (35,767,986) (2,944,910)  (32,063,039)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (246,006)  $ (2,506,877)    529,974  $  5,811,442
------------------------------------------------------------------------------------------------------


----
21

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 29, 2004, were as follows:

                                                    California
                                        California     Insured
                  --------------------------------------------
                  Purchases            $72,772,234 $37,172,663
                  Sales and maturities  74,016,870  38,813,939
                  --------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 29, 2004, the cost of investments were as follows:

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $250,464,070 $248,592,373
                 ---------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2004, were as follows:

                                                               California
                                                   California     Insured
      -------------------------------------------------------------------
      Gross unrealized:
       Appreciation                              $17,595,599  $23,539,619
       Depreciation                               (2,515,109)          --
      -------------------------------------------------------------------
      Net unrealized appreciation of investments $15,080,490  $23,539,619
      -------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 29, 2004, were as follows:

                                                             California
                                                  California    Insured
        ---------------------------------------------------------------
        Undistributed net tax-exempt income         $818,371   $874,068
        Undistributed net ordinary income *           51,070    122,171
        Undistributed net long-term capital gains         --     25,661
        ---------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 29, 2004 and February 28, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                 California
     2004                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from net tax-exempt income       $12,672,617 $11,787,203
     Distributions from net ordinary income *                --      95,894
     Distributions from net long-term capital gains          --     338,852
     ----------------------------------------------------------------------
                                                                 California
     2003                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from net tax-exempt income       $13,491,094 $12,112,054
     Distributions from net ordinary income *             1,755      77,346
     Distributions from net long-term capital gains      59,134   1,918,030
     ----------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 29, 2004, California had an unused capital loss carryforward of $7,021,933 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,920,794 of the carryforward will expire in the year 2011 and $5,101,139 will expire in 2012.


----
22

The Funds elected to defer net realized losses from investments incurred from November 1, 2003 through February 29, 2004 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                                         California
                              California    Insured
                            -----------------------
                                 $32,231       $ --
                            -----------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of California and .975% of the average daily net assets of California Insured. The Adviser may also voluntarily agree to reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 29, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            California
                                                 California    Insured
          ------------------------------------------------------------
          Sales charges collected (unaudited)      $117,913   $284,360
          Paid to authorized dealers (unaudited)    101,879    275,437
          ------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             Commission advances (unaudited)   $107,098   $188,867
             -----------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2004, the Distributor retained such 12b-1 fees as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             12b-1 fees retained (unaudited)   $183,881   $203,606
             -----------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
23

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2004, as follows:

                                                     California
                                          California    Insured
                -----------------------------------------------
                CDSC retained (unaudited)    $73,587    $65,730
                -----------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2004, to shareholders of record on March 9, 2004, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0395     $.0400
                     Class B                .0330      .0330
                     Class C                .0350      .0345
                     Class R                .0415      .0415
                   -----------------------------------------



----
24

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations        Less Distributions
                                                   ---------------------------  -----------------------


CALIFORNIA


                                                                    Net
                                                              Realized/
                                                             Unrealized
                                         Beginning       Net    Invest-             Net                  Ending
                                               Net   Invest-       ment         Invest-                     Net
                                             Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
---------------------------------------  --------- --------- ----------  -----  -------  -------  -----  ------ ---------
Class A (9/94)
 2004                                       $10.30      $.49      $ .22  $ .71    $(.49)   $  --  $(.49) $10.52      7.08%
 2003                                     10.25          .50        .06    .56     (.51)      --   (.51)  10.30      5.67
 2002                                        10.42       .53       (.15)   .38     (.53)    (.02)  (.55)  10.25      3.82
 2001                                        10.01       .57        .41    .98     (.57)      --   (.57)  10.42      9.99
 2000                                        10.89       .55       (.89)  (.34)    (.54)      --   (.54)  10.01     (3.12)
Class B (3/97)
 2004                                        10.29       .41        .22    .63     (.41)      --   (.41)  10.51      6.30
 2003                                        10.24       .43        .06    .49     (.44)      --   (.44)  10.29      4.88
 2002                                        10.41       .45       (.15)   .30     (.45)    (.02)  (.47)  10.24      3.04
 2001                                        10.00       .49        .41    .90     (.49)      --   (.49)  10.41      9.23
 2000                                        10.89       .47       (.89)  (.42)    (.47)      --   (.47)  10.00     (3.93)
Class C (9/94)
 2004                                        10.29       .43        .21    .64     (.43)      --   (.43)  10.50      6.42
 2003                                        10.25       .45        .05    .50     (.46)      --   (.46)  10.29      5.02
 2002                                        10.42       .47       (.14)   .33     (.48)    (.02)  (.50)  10.25      3.28
 2001                                        10.01       .51        .41    .92     (.51)      --   (.51)  10.42      9.42
 2000                                        10.90       .50       (.90)  (.40)    (.49)      --   (.49)  10.01     (3.74)
Class R (7/86)
 2004                                        10.31       .51        .21    .72     (.51)      --   (.51)  10.52      7.22
 2003                                        10.26       .52        .07    .59     (.54)      --   (.54)  10.31      5.92
 2002                                        10.43       .55       (.15)   .40     (.55)    (.02)  (.57)  10.26      4.06
 2001                                        10.02       .59        .41   1.00     (.59)      --   (.59)  10.43     10.23
 2000                                        10.91       .57       (.89)  (.32)    (.57)      --   (.57)  10.02     (2.98)
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(c)   Reimbursement(d)
CALIFORNIA                                        -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------  -------- --------  -------  --------  -------  --------  -------  ---------
Class A (9/94)
 2004                                    $ 58,671      .88%    4.74%      .88%    4.74%      .87%    4.75%        28%
 2003                                      53,441      .89     4.91       .89     4.91       .88     4.92         25
 2002                                      53,078      .88     5.15       .88     5.15       .87     5.16          6
 2001                                      52,540      .88     5.52       .88     5.52       .87     5.53         39
 2000                                      48,560      .86     5.32       .86     5.32       .85     5.33         31
Class B (3/97)
 2004                                      17,139     1.63     3.99      1.63     3.99      1.62     4.00         28
 2003                                      18,431     1.64     4.16      1.64     4.16      1.63     4.17         25
 2002                                      15,012     1.63     4.41      1.63     4.41      1.62     4.42          6
 2001                                      14,825     1.63     4.77      1.63     4.77      1.62     4.78         39
 2000                                      10,318     1.61     4.56      1.61     4.56      1.60     4.56         31
Class C (9/94)
 2004                                      18,341     1.43     4.19      1.43     4.19      1.42     4.20         28
 2003                                      17,320     1.44     4.37      1.44     4.37      1.43     4.37         25
 2002                                      14,918     1.43     4.60      1.43     4.60      1.42     4.61          6
 2001                                      14,077     1.43     4.97      1.43     4.97      1.42     4.98         39
 2000                                      15,132     1.41     4.75      1.41     4.75      1.40     4.76         31
Class R (7/86)
 2004                                     172,001      .68     4.94       .68     4.94       .67     4.95         28
 2003                                     176,687      .69     5.12       .69     5.12       .68     5.12         25
 2002                                     180,205      .68     5.35       .68     5.35       .67     5.37          6
 2001                                     187,532      .68     5.72       .68     5.72       .67     5.73         39
 2000                                     188,512      .66     5.47       .66     5.47       .65     5.48         31
---------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
25

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations        Less Distributions
                                                   ---------------------------  -----------------------


CALIFORNIA INSURED


                                                                    Net
                                                              Realized/
                                                             Unrealized
                                         Beginning       Net    Invest-             Net                  Ending
                                               Net   Invest-       ment         Invest-                     Net
                                             Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                       $11.06      $.48      $ .15  $ .63    $(.48)   $(.02) $(.50) $11.19      5.84%
 2003                                        10.92       .49        .23    .72     (.50)    (.08)  (.58)  11.06      6.73
 2002                                        10.85       .51        .12    .63     (.52)    (.04)  (.56)  10.92      5.90
 2001                                        10.19       .52        .67   1.19     (.53)      --   (.53)  10.85     11.98
 2000                                        11.10       .53       (.92)  (.39)    (.52)      --   (.52)  10.19     (3.52)
Class B (3/97)
 2004                                        11.07       .40        .15    .55     (.40)    (.02)  (.42)  11.20      5.04
 2003                                        10.94       .41        .21    .62     (.41)    (.08)  (.49)  11.07      5.82
 2002                                        10.86       .43        .12    .55     (.43)    (.04)  (.47)  10.94      5.18
 2001                                        10.20       .45        .66   1.11     (.45)      --   (.45)  10.86     11.14
 2000                                        11.11       .45       (.92)  (.47)    (.44)      --   (.44)  10.20     (4.26)
Class C (9/94)
 2004                                        10.99       .42        .14    .56     (.41)    (.02)  (.43)  11.12      5.25
 2003                                        10.86       .43        .21    .64     (.43)    (.08)  (.51)  10.99      6.04
 2002                                        10.78       .44        .13    .57     (.45)    (.04)  (.49)  10.86      5.42
 2001                                        10.13       .46        .66   1.12     (.47)      --   (.47)  10.78     11.32
 2000                                        11.03       .47       (.91)  (.44)    (.46)      --   (.46)  10.13     (4.03)
Class R (7/86)
 2004                                        11.05       .50        .16    .66     (.50)    (.02)  (.52)  11.19      6.11
 2003                                        10.91       .51        .22    .73     (.51)    (.08)  (.59)  11.05      6.91
 2002                                        10.84       .53        .11    .64     (.53)    (.04)  (.57)  10.91      6.08
 2001                                        10.18       .54        .67   1.21     (.55)      --   (.55)  10.84     12.18
 2000                                        11.08       .55       (.91)  (.36)    (.54)      --   (.54)  10.18     (3.27)
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(c)   Reimbursement(d)
CALIFORNIA INSURED                                -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                    $ 83,966      .86%    4.38%      .86%    4.38%      .86%    4.38%        14%
 2003                                      77,312      .86     4.47       .86     4.47       .86     4.48         25
 2002                                      70,068      .87     4.64       .87     4.64       .85     4.66         40
 2001                                      63,775      .88     4.97       .88     4.97       .87     4.98         16
 2000                                      52,014      .88     5.02       .88     5.02       .88     5.02         44
Class B (3/97)
 2004                                      21,346     1.61     3.63      1.61     3.63      1.61     3.63         14
 2003                                      21,602     1.61     3.72      1.61     3.72      1.61     3.73         25
 2002                                      18,985     1.62     3.89      1.62     3.89      1.60     3.91         40
 2001                                      13,487     1.63     4.22      1.63     4.22      1.62     4.23         16
 2000                                      10,909     1.64     4.27      1.64     4.27      1.63     4.28         44
Class C (9/94)
 2004                                      13,751     1.41     3.83      1.41     3.83      1.41     3.83         14
 2003                                      13,082     1.41     3.93      1.41     3.93      1.41     3.93         25
 2002                                      11,794     1.42     4.10      1.42     4.10      1.40     4.12         40
 2001                                       7,489     1.43     4.42      1.43     4.42      1.42     4.43         16
 2000                                       6,552     1.43     4.45      1.43     4.45      1.43     4.46         44
Class R (7/86)
 2004                                     154,110      .66     4.58       .66     4.58       .66     4.58         14
 2003                                     160,678      .66     4.67       .66     4.67       .66     4.68         25
 2002                                     162,649      .67     4.84       .67     4.84       .65     4.86         40
 2001                                     162,081      .68     5.18       .68     5.18       .67     5.18         16
 2000                                     158,816      .68     5.20       .68     5.20       .68     5.20         44
---------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
26

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 29, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated April 12, 2002.

PricewaterhouseCoopers LLP
Chicago, IL

April 21, 2004


----
27

                                     Notes

----
28

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001     Private Investor; previously, President and        144
10/16/46                                                 Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                      Inc., a private company that handles
Chicago, IL 60606                                        mortgage banking, real estate development,
                                                         pension advisory and real estate management
                                                         (1995-1998). Prior thereto, Executive Vice
                                                         President and Chief Credit Officer of First
                                                         Chicago Corporation and its principal
                                                         subsidiary, The First National Bank of
                                                         Chicago.


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri*       Trustee             1994     Retired, formerly, Executive Director (since       144
1/26/33                                                  1998) of Manitoga/Center for Russel Wright's
333 W. Wacker Drive                                      Design with Nature; prior thereto, President
Chicago, IL 60606                                        and Chief Executive Officer of Blanton-Peale
                                                         Institute (since 1990); prior thereto, Vice
                                                         President, Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick*         Trustee             1992     Professor Emeritus, School of Medicine and         144
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.

----
29

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or  Including other Directorships                  Overseen by
and Address            the Funds      Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand*  Trustee            1992     Retired; previously, Vice President in             144
11/11/31                                           charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                Sales at The Northern Trust Company.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Peter R. Sawers*       Trustee            1991     Adjunct Professor of Business and Economics,       144
4/3/33                                             University of Dubuque, Iowa; formerly
333 W. Wacker Drive                                (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                  Graduate School of Management, Lake Forest,
                                                   Illinois; prior thereto, Executive Director,
                                                   Towers Perrin Australia, a management
                                                   consulting firm; Chartered Financial
                                                   Analyst; Certified Management Consultant;
                                                   Director, Executive Service Corps of
                                                   Chicago, a not-for-profit organization.


--------------------------------------------------------------------------------------------------------------
William J. Schneider   Trustee            1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                            Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                Miller-Valentine Realty, a development and
Chicago, IL 60606                                  contract company; Chair, Miami Valley
                                                   Hospital; Chair, Miami Valley Economic
                                                   Development Coalition; formerly, Member,
                                                   Community Advisory Board, National City
                                                   Bank, Dayton, Ohio and Business Advisory
                                                   Council, Cleveland Federal Reserve Bank.


--------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                           Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                thereto, Executive Director, Great Lakes
Chicago, IL 60606                                  Protection Fund (from 1990 to 1994).


--------------------------------------------------------------------------------------------------------------
Sheila W. Wellington*  Trustee            1994     Clinical Professor of Management, Stern/NYU        144
2/24/32                                            Business School (since 2003); formerly,
333 W. Wacker Drive                                President (since 1993) of Catalyst (a
Chicago, IL 60606                                  not-for-profit organization focusing on
                                                   women's leadership development in business
                                                   and the professions).


--------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Officers of the Funds:

--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606`                                 General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.

----
30

--------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------

Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President     2001     Vice President of Nuveen Advisory Corp.            144
9/8/54                                            (since 2001); previously, Vice President of
333 W. Wacker Drive                               Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                 1998); Vice President of Nuveen
                                                  Institutional Advisory Corp. (since 2002);
                                                  prior thereto, Assistant Vice President of
                                                  Van Kampen Investment Advisory Corp. (since
                                                  1994).


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606

----
31

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First                                                Fund Complex
Birthdate               Held with           Elected or  Principal Occupation(s)                        Overseen by
and Address             the Funds          Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1988     Vice President, Assistant Secretary and            144
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1998) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investments
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------------
John V. Miller          Vice President         2003     Vice President (since 2003) previously,            128
4/10/67                                                 Assistant Vice President (since 1999), prior
333 W. Wacker Drive                                     thereto, credit analyst (since 1996) of
Chicago, IL 60606                                       Nuveen Advisory Corp.; Chartered Financial
                                                        Analyst.


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         1999     Vice President (since 2002), formerly,             128
9/4/60                                                  Assistant Vice President (since 1998), of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Daniel S. Solender      Vice President         2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                                (since 2003); previously, Principal and
333 W. Wacker Drive                                     portfolio manager with The Vanguard Group
Chicago, IL 60606                                       (1999-2003); prior thereto, Assistant Vice
                                                        President of the Nuveen Advisory Corp.;
                                                        Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

*  Trustee will be retiring on June 30, 2004.
(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Auditors       Nuveen Investor Services
                         PricewaterhouseCoopers LLP P.O. Box 8530
                         Chicago, IL                Boston, MA 02266-8530
                                                    (800) 257-8787
                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $100 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-CA-0204D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 29,
                                               2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]




Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund


[LOGO] Nuveen Investments

  FASTER INFORMATION

      RECEIVE YOUR

         NUVEEN INVESTMENTS FUND REPORT

            ELECTRONICALLY


By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Investments Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes
(see instructions at right).

 SOME COMMON CONCERNS:
                                          Will my e-mail address be distributed
                                                            to other companies?
                 No, your e-mail address is
                 strictly confidential and will not be used for anything other than notification of shareholder information.

                                                               What if I change
                                                               my mind and want
                                                            to receive investor
                                                              materials through
                                                                   regular mail
                                                                delivery again?
                 If you decide you do not
                 like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

If your Nuveen Investments Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps
outlined below:

1 Go to www.investordelivery.com and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the New
  Enrollment-Create screen and follow the simple instructions.

3 Click Submit. Confirm the information you just entered is correct, then click
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4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Investments Fund dividends and statements

COME DIRECTLY TO YOU FROM NUVEEN INVESTMENTS,

follow the steps
outlined below:

1 Go to www.nuveen.com

2 Select Access Your Account.
  Select the E-Report Enrollment section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back
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5 Use this same process if you need to change your registration information or cancel internet viewing.



                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                              "No one knows what
                            the future will bring,
                             which is why we think
                        a well-balanced portfolio. . .
                                is an important
                            component in achieving
                                your long-term
                               financial goals."



                            Annual Report | Page 1

Portfolio Managers' Comments

Portfolio managers Paul Brennan and Tom O'Shaughnessy examine economic and market conditions, key investment strategies, and the performance of the Funds. Paul, who has 13 years of investment experience, assumed management responsibility for the Nuveen Massachusetts Municipal Bond Fund in 2003. Tom, with 21 years of investment experience, also began managing the Nuveen Massachusetts Insured Municipal Bond Fund in 2003.

What was the general market environment during the 12-month reporting period ended February 29, 2004?

Generally, the U.S. economy was expanding throughout this reporting period. As one overall measure, the U.S. gross domestic product grew at a 2.0 percent annual rate during the first quarter of 2003, 3.1 percent during the second quarter, 8.2 percent in the third quarter and 4.1 percent in the fourth.

Despite this growth, interest rates were at historically low levels through much of the reporting period and the reported rate of inflation remained modest. This produced a generally favorable environment for fixed-income investments, especially during the first and last months of this 12-month period as bond yields fell and corresponding bond prices rose (bond yields and prices move in opposite directions). For several months last summer, however, as evidence of a recovery mounted, some investors grew concerned that an expanding economy might trigger a growth in inflation that could lead to a rise in interest rates. The fear of higher future rates was one factor behind a sharp increase in bond yields (and decrease in bond prices) in July and August. After peaking in August, rates began to fall as significant growth in the reported rate of inflation failed to materialize.

Against this backdrop, municipal bond supply reached record levels in calendar year 2003 as issuers took advantage of low borrowing costs to refinance older debt. Nationally, new municipal issuance in 2003 exceeded $382 billion, a 6.7 percent increase over 2002. Much of that new issue supply, however, took place in the first half of the year, before yields rose in the summer. Although Massachusetts was the nation's eighth-largest issuer of municipal debt in 2003, its issuance was 15 percent below that of the prior year. The decline was even more pronounced during the first two months of 2004, when the Commonwealth's supply of new debt totaled $2.2 billion, a 43 percent year-over-year drop, compared to a nationwide drop of just 26 percent.

Like many other states, Massachusetts continued to face substantial budget challenges stemming from a sharp decline in tax collections. The Commonwealth's 2003 fiscal year ended with an operating deficit of more than $450 million.
To close this gap, Massachusetts further drew down its formerly substantial financial reserves. The Commonwealth's fiscal year 2004 budget addressed a projected $3 billion shortfall through a combination of spending cuts and fee increases. Manufacturing employment continued to decline, but the Commonwealth's defense contractors stood to gain from planned increases in federal spending. One significantly positive financial development was the near-completion of work on "the Big Dig," Boston's massive highway and tunnel construction project. Massachusetts's budget pressures led Moody's to give the Commonwealth an Aa2 credit rating with a negative outlook as of the end of the reporting period, while Standard & Poor's maintained its AA- rating and stable outlook.

How did the Funds perform?

The chart on the next page shows average annual total returns for the Funds (Class A shares at net asset value) for the one-, five- and ten-year periods ended February 29, 2004, along with comparisons

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.



                            Annual Report | Page 2

Class A Shares--
Average Annual Total Returns on NAV as of 2/29/04
--------------------------------------------------------------------------------

                                          1-Year 5-Year 10-Year
                                          ---------------------
                Nuveen Massachusetts
                  Municipal Bond Fund     5.95%  5.14%   5.39%
                Lipper Massachusetts
                  Municipal Debt Funds
                  Category Average/1/     5.73%  5.04%   5.47%
                Lehman Brothers
                  Massachusetts Municipal
                  Bond Index/2/           6.33%  6.26%   6.51%
                -----------------------------------------------

                Nuveen Massachusetts
                  Insured Municipal
                  Bond Fund               6.03%  5.18%   5.30%
                Lipper Massachusetts
                  Municipal Debt Funds
                  Category Average/1/     5.73%  5.04%   5.47%
                Lehman Brothers
                  Massachusetts Insured
                  Municipal Bond Index/3/ 6.75%  6.59%   6.71%

Current performance may be more or less than the performance shown.

--------------------------------------------------------------------------------

to the Lipper Massachusetts Municipal Debt Funds Category and the Lehman Brothers Massachusetts Municipal Bond Indexes.

The total returns of both Funds outperformed their Lipper category average but trailed the unmanaged Lehman Brothers Massachusetts Municipal Bond Indexes for the 12-month reporting period. Positive influences on the uninsured Fund's total return performance included strong results from certain healthcare holdings, especially hospital bonds. The Fund also benefited from its large position in resource recovery bonds.

The insured Fund's total return for the 12-month period was helped by its relatively long duration and the positive performance of an inverse floating rate security added to provide additional income.

At the same time, both the uninsured and insured Funds' total returns during this 12-month period were constrained to a degree by a large holding of bonds with short effective maturities, such as pre-refunded bonds. These types of bonds tend to underperform during periods of falling interest rates, as was the case during much of the second half of the reporting period. A second dampening influence on performance of the uninsured Fund was supplied by the portfolio's multi- and single-family housing bonds, which historically tend to underperform in declining interest-rate environments because of the increased likelihood of mortgage refinancings.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2004, the Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund had negative UNII.

What strategies were underlying your management of the Funds during the reporting period?

We sought to manage the uninsured Massachusetts Fund's duration, or sensitivity to changes in interest rates. In general, we worked to sell some of the portfolio's short-maturity holdings, which were not expected to perform well in a declining interest rate environment. To that end, we sought to invest farther out on the yield curve, especially in intermediate bonds with maturities of around 15 years, the part of the curve that we believed offered the best value. In particular, we bought a

1 The Lipper peer group return represents the average annualized total return of the 52, 45 and 25 funds in the Lipper Massachusetts Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2 The Lehman Brothers Massachusetts Municipal Bond Index is composed of a broad range of Massachusetts investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3 The Lehman Brothers Massachusetts Insured Municipal Bond Index is composed of a broad range of Massachusetts insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.



                            Annual Report | Page 3
handful of bonds backed by state and local tax revenues, as well as a number of education bonds. Among the new positions added to the Fund were several higher-quality holdings, especially in the AA-rated category, which rose to 18 from 12 percent of assets during the period.

In the uninsured Fund, some of our most effective decisions centered on changes not made during the 12-month reporting period. For example, the Fund benefited from the performance of certain resource recovery holdings. A number of these positions had underperformed in recent years because of concerns about the issuers' financial strength. More recently, however, these concerns eased, and the bonds' prices rose sharply. We continued to hold these securities as they gained in value throughout the period, and still owned them at period end.

Developing a broadly diversified portfolio across multiple sectors was an ongoing management challenge for the insured Fund. The Massachusetts marketplace of insured securities tends to be dominated by general obligation issuance, as evidenced by the portfolio's 41 percent stake in the tax obligation/general category as of period end. Against this backdrop, we continued to be on the lookout for opportunities to diversify the portfolio, although such opportunities came up less frequently than we would have liked. Given the general lack of diverse issuance, trading activity was modest during the reporting period. Toward the end of the period, we undertook efforts to shorten the Fund's duration. Our approach, when possible, was to sell some of the Fund's longest bonds and replace them with shorter bonds, focusing on those with maturity dates of around 2018. This process was still in progress as the reporting period came to a close. In general, however, our management approach continued to focus on keeping the Fund fully invested and monitoring its tax position to limit the need to distribute capital gains to shareholders.

                                    [CHART]

Nuveen Massachusetts Municipal Bond Fund
Growth of an Assumed $10,000 Investment

                                                              Lehman Brothers
             Nuveen Massachusetts     Nuveen Massachusetts    Municipal Bond
             Municipal Bond           Municipal Bond          Massachusetts
Date         Fund (Offer)             Fund (NAV)              Index
 2/94        $ 9,580.00               $10,000.00              $10,000.00
 3/94          9,207.24                 9,610.90                9,593.00
 4/94          9,228.70                 9,633.29                9,674.54
 5/94          9,318.67                 9,727.22                9,758.71
 6/94          9,282.05                 9,688.99                9,699.18
 7/94          9,411.91                 9,824.54                9,876.68
 8/94          9,434.03                 9,847.63                9,911.24
 9/94          9,306.86                 9,714.88                9,765.55
10/94          9,151.43                 9,552.64                9,591.72
11/94          8,964.93                 9,357.96                9,418.11
12/94          9,219.44                 9,623.63                9,625.31
 1/95          9,464.86                 9,879.81                9,900.59
 2/95          9,731.68                10,158.32               10,188.70
 3/95          9,816.54                10,246.91               10,305.87
 4/95          9,850.80                10,282.67               10,318.24
 5/95         10,131.74                10,575.93               10,647.39
 6/95         10,042.48                10,482.75               10,554.76
 7/95         10,098.01                10,540.72               10,655.03
 8/95         10,195.16                10,642.13               10,790.35
 9/95         10,271.82                10,722.16               10,858.33
10/95         10,411.93                10,868.41               11,015.77
11/95         10,573.73                11,037.30               11,198.63
12/95         10,661.71                11,129.13               11,306.14
 1/96         10,718.11                11,188.00               11,392.07
 2/96         10,667.73                11,135.42               11,314.60
 3/96         10,551.77                11,014.38               11,156.20
 4/96         10,532.36                10,994.11               11,107.44
 5/96         10,567.01                11,030.28               11,135.32
 6/96         10,656.20                11,123.38               11,235.32
 7/96         10,734.63                11,205.25               11,346.89
 8/96         10,758.78                11,230.46               11,339.62
 9/96         10,882.07                11,359.16               11,487.49
10/96         10,961.62                11,442.19               11,621.55
11/96         11,097.11                11,583.62               11,829.81
12/96         11,077.02                11,562.65               11,783.20
 1/97         11,090.43                11,576.64               11,808.65
 2/97         11,172.05                11,661.85               11,913.87
 3/97         11,095.86                11,582.31               11,758.87
 4/97         11,156.55                11,645.67               11,853.29
 5/97         11,274.48                11,768.76               12,034.41
 6/97         11,370.08                11,868.56               12,163.42
 7/97         11,581.23                12,088.96               12,464.34
 8/97         11,515.91                12,020.78               12,362.51
 9/97         11,612.64                12,121.76               12,513.33
10/97         11,686.61                12,198.97               12,608.93
11/97         11,737.45                12,252.04               12,684.21
12/97         11,882.53                12,403.47               12,872.44
 1/98         11,969.27                12,494.02               13,002.71
 2/98         11,997.28                12,523.25               13,001.54
 3/98         12,013.35                12,540.03               13,005.05
 4/98         11,981.52                12,506.80               12,947.31
 5/98         12,153.81                12,686.65               13,167.28
 6/98         12,194.16                12,728.77               13,198.23
 7/98         12,220.75                12,756.52               13,228.19
 8/98         12,381.20                12,924.01               13,442.35
 9/98         12,481.12                13,028.31               13,621.94
10/98         12,483.62                13,030.92               13,601.37
11/98         12,525.06                13,074.18               13,650.61
12/98         12,539.84                13,089.61               13,686.92
 1/99         12,652.20                13,206.89               13,860.88
 2/99         12,603.11                13,155.65               13,792.68
 3/99         12,603.74                13,156.30               13,796.13
 4/99         12,642.05                13,196.30               13,832.97
 5/99         12,579.73                13,131.24               13,751.22
 6/99         12,428.39                12,973.27               13,538.07
 7/99         12,441.69                12,987.15               13,601.97
 8/99         12,315.29                12,855.20               13,489.07
 9/99         12,291.02                12,829.88               13,475.45
10/99         12,163.44                12,696.70               13,347.97
11/99         12,230.10                12,766.28               13,493.47
12/99         12,115.01                12,646.15               13,399.82
 1/00         12,025.60                12,552.82               13,330.14
 2/00         12,198.65                12,733.46               13,484.51
 3/00         12,425.18                12,969.92               13,780.89
 4/00         12,374.86                12,917.39               13,712.82
 5/00         12,310.88                12,850.61               13,622.18
 6/00         12,553.90                13,104.28               13,987.52
 7/00         12,717.48                13,275.03               14,194.26
 8/00         12,895.27                13,460.61               14,402.91
 9/00         12,843.81                13,406.90               14,318.51
10/00         12,968.91                13,537.49               14,493.34
11/00         13,026.24                13,597.32               14,606.82
12/00         13,330.66                13,915.09               14,998.58
 1/01         13,333.06                13,917.60               15,147.96
 2/01         13,460.26                14,050.37               15,213.56
 3/01         13,574.26                14,169.38               15,342.57
 4/01         13,437.57                14,026.69               15,168.12
 5/01         13,580.41                14,175.80               15,325.87
 6/01         13,695.85                14,296.29               15,443.11
 7/01         13,896.49                14,505.73               15,681.40
 8/01         14,098.13                14,716.21               15,942.18
 9/01         14,058.23                14,674.56               15,918.75
10/01         14,204.01                14,826.74               16,103.88
11/01         14,105.01                14,723.40               15,946.71
12/01         13,974.40                14,587.06               15,787.08
 1/02         13,988.10                14,601.35               16,057.99
 2/02         14,249.39                14,874.11               16,254.06
 3/02         13,985.64                14,598.79               15,925.72
 4/02         14,204.93                14,827.69               16,253.16
 5/02         14,276.38                14,902.28               16,361.40
 6/02         14,392.59                15,023.58               16,559.05
 7/02         14,538.82                15,176.22               16,781.60
 8/02         14,775.08                15,422.84               16,994.39
 9/02         15,132.19                15,795.61               17,354.50
10/02         14,859.51                15,510.97               17,083.77
11/02         14,810.47                15,459.78               16,985.03
12/02         15,124.90                15,787.99               17,372.46
 1/03         15,075.44                15,736.37               17,327.64
 2/03         15,285.29                15,955.42               17,574.04
 3/03         15,250.74                15,919.36               17,594.95
 4/03         15,400.51                16,075.69               17,727.62
 5/03         15,733.93                16,423.72               18,143.51
 6/03         15,634.80                16,320.26               18,054.06
 7/03         15,038.02                15,697.31               17,417.65
 8/03         15,172.31                15,837.49               17,552.99
 9/03         15,604.42                16,288.54               18,069.40
10/03         15,566.81                16,249.28               17,968.93
11/03         15,762.64                16,453.70               18,125.08
12/03         15,879.76                16,575.95               18,279.32
 1/04         15,917.87                16,615.73               18,393.75
 2/04         16,195.16                16,905.18               18,686.77




The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Massachusetts Municipal Bond Fund compared with the Lehman Brothers Massachusetts Municipal Bond Index. The Lehman Brothers Massachusetts Municipal Bond Index is composed of a broad range of Massachusetts investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Massachusetts Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Fund returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.



                            Annual Report | Page 4

                                    [CHART]

Nuveen Massachusetts Insured Municipal Bond Fund
Growth of an Assumed $10,000 Investment

                                                              Lehman Brothers
                                                              Municipal
             Nuveen Massachusetts     Nuveen Massachusetts    Massachusetts
             Insured Municipal        Insured Municipal       Insured
Date         Bond Fund (Offer)        Bond Fund (NAV)         Bond Index
 2/94        $ 9,580.00               $10,000.00              $10,000.00
 3/94          9,189.23                 9,592.10                9,593.00
 4/94          9,219.28                 9,623.47                9,674.54
 5/94          9,315.53                 9,723.94                9,758.71
 6/94          9,263.55                 9,669.68                9,699.18
 7/94          9,416.49                 9,829.32                9,876.68
 8/94          9,429.58                 9,842.98                9,911.24
 9/94          9,291.25                 9,698.59                9,765.55
10/94          9,133.48                 9,533.91                9,591.72
11/94          8,946.25                 9,338.46                9,418.11
12/94          9,216.15                 9,620.20                9,625.31
 1/95          9,467.94                 9,883.03                9,900.59
 2/95          9,720.83                10,147.00               10,188.70
 3/95          9,800.93                10,230.61               10,305.87
 4/95          9,823.76                10,254.45               10,318.24
 5/95         10,138.52                10,583.00               10,647.39
 6/95         10,024.05                10,463.52               10,554.76
 7/95         10,065.85                10,507.15               10,655.03
 8/95         10,166.81                10,612.54               10,790.35
 9/95         10,218.66                10,666.66               10,858.33
10/95         10,380.73                10,835.84               11,015.77
11/95         10,543.50                11,005.74               11,198.63
12/95         10,646.83                11,113.60               11,306.14
 1/96         10,700.17                11,169.28               11,392.07
 2/96         10,652.45                11,119.46               11,314.60
 3/96         10,492.98                10,953.01               11,129.16
 4/96         10,455.20                10,913.58               11,072.40
 5/96         10,468.59                10,927.54               11,092.22
 6/96         10,543.65                11,005.90               11,191.49
 7/96         10,670.49                11,138.30               11,311.80
 8/96         10,673.69                11,141.64               11,294.83
 9/96         10,780.85                11,253.50               11,439.86
10/96         10,877.99                11,354.89               11,575.76
11/96         11,049.10                11,533.51               11,828.93
12/96         10,999.60                11,481.84               11,771.91
 1/97         10,981.56                11,463.01               11,798.40
 2/97         11,081.05                11,566.86               11,895.97
 3/97         10,946.09                11,425.98               11,717.53
 4/97         11,014.06                11,496.93               11,814.32
 5/97         11,147.00                11,635.70               11,999.21
 6/97         11,226.37                11,718.55               12,152.68
 7/97         11,490.97                11,994.75               12,493.08
 8/97         11,396.63                11,896.27               12,370.15
 9/97         11,509.80                12,014.40               12,536.28
10/97         11,568.61                12,075.80               12,652.24
11/97         11,616.62                12,125.91               12,734.98
12/97         11,753.47                12,268.76               12,946.89
 1/98         11,846.44                12,365.80               13,069.76
 2/98         11,861.72                12,381.75               13,051.85
 3/98         11,865.63                12,385.84               13,040.89
 4/98         11,823.27                12,341.62               12,972.82
 5/98         11,995.78                12,521.69               13,225.66
 6/98         12,032.60                12,560.13               13,257.00
 7/98         12,058.23                12,586.88               13,288.55
 8/98         12,221.38                12,757.18               13,534.13
 9/98         12,339.07                12,880.03               13,737.00
10/98         12,340.92                12,881.97               13,676.97
11/98         12,378.44                12,921.13               13,734.00
12/98         12,391.81                12,935.08               13,780.56
 1/99         12,510.40                13,058.87               13,964.95
 2/99         12,465.36                13,011.86               13,863.70
 3/99         12,455.39                13,001.45               13,883.94
 4/99         12,480.80                13,027.97               13,907.13
 5/99         12,423.39                12,968.04               13,806.16
 6/99         12,246.48                12,783.38               13,544.67
 7/99         12,272.19                12,810.22               13,599.94
 8/99         12,142.48                12,674.82               13,416.74
 9/99         12,120.86                12,652.26               13,364.02
10/99         12,002.20                12,528.39               13,198.70
11/99         12,089.58                12,619.60               13,380.45
12/99         11,994.07                12,519.90               13,235.14
 1/00         11,935.18                12,458.43               13,132.83
 2/00         12,097.97                12,628.36               13,355.96
 3/00         12,323.36                12,863.63               13,762.91
 4/00         12,263.71                12,801.37               13,649.51
 5/00         12,203.62                12,738.64               13,527.75
 6/00         12,469.42                13,016.09               13,970.65
 7/00         12,635.63                13,189.60               14,222.54
 8/00         12,789.91                13,350.64               14,460.63
 9/00         12,728.91                13,286.96               14,327.16
10/00         12,859.00                13,422.75               14,551.23
11/00         12,949.27                13,516.98               14,693.69
12/00         13,260.83                13,842.20               15,193.42
 1/01         13,353.78                13,939.23               15,307.98
 2/01         13,420.02                14,008.37               15,364.01
 3/01         13,499.60                14,091.44               15,496.75
 4/01         13,330.85                13,915.30               15,260.43
 5/01         13,450.17                14,039.84               15,423.10
 6/01         13,570.14                14,165.07               15,560.99
 7/01         13,796.49                14,401.35               15,851.35
 8/01         13,997.37                14,611.03               16,134.93
 9/01         13,905.27                14,514.89               16,058.29
10/01         14,067.12                14,683.84               16,282.79
11/01         13,944.88                14,556.24               16,119.96
12/01         13,811.15                14,416.65               15,922.17
 1/02         14,002.57                14,616.46               16,217.37
 2/02         14,181.24                14,802.97               16,445.38
 3/02         13,867.84                14,475.82               16,087.86
 4/02         14,116.49                14,735.37               16,422.49
 5/02         14,214.46                14,837.64               16,554.20
 6/02         14,354.47                14,983.79               16,753.67
 7/02         14,550.55                15,188.47               17,001.96
 8/02         14,745.09                15,391.54               17,249.00
 9/02         15,108.85                15,771.25               17,664.70
10/02         14,756.51                15,403.46               17,356.10
11/02         14,692.18                15,336.30               17,242.07
12/02         15,015.55                15,673.85               17,652.43
 1/03         14,897.98                15,551.13               17,598.42
 2/03         15,137.69                15,801.34               17,869.08
 3/03         15,090.91                15,752.52               17,906.60
 4/03         15,231.26                15,899.02               18,057.91
 5/03         15,645.09                16,330.99               18,510.45
 6/03         15,494.12                16,173.40               18,419.00
 7/03         14,760.16                15,407.26               17,690.16
 8/03         14,944.37                15,599.55               17,839.65
 9/03         15,437.08                16,113.86               18,387.68
10/03         15,342.92                16,015.57               18,289.31
11/03         15,563.24                16,245.55               18,474.39
12/03         15,690.70                16,378.60               18,636.05
 1/04         15,744.21                16,434.46               18,767.80
 2/04         16,050.00                16,753.78               19,074.84


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Massachusetts Insured Municipal Bond Fund compared with the Lehman Brothers Massachusetts Insured Municipal Bond Index. The Lehman Brothers Massachusetts Insured Municipal Bond Index is composed of a broad range of Massachusetts insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Massachusetts Insured Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Fund returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.



                            Annual Report | Page 5

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04          Nuveen Massachusetts Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.13   $10.15   $10.06   $10.11
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0340  $0.0280  $0.0295  $0.0355
         --------------------------------------------------------------
         Inception Date              9/07/94  3/07/97 10/06/94 12/22/86
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         5.95%  1.48%
                  -------------------------------------------
                  5-Year                         5.14%  4.25%
                  -------------------------------------------
                  10-Year                        5.39%  4.93%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.07%  1.07%
                  -------------------------------------------
                  5-Year                         4.34%  4.17%
                  -------------------------------------------
                  10-Year                        4.77%  4.77%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.31%
                  -------------------------------------------
                  5-Year                         4.55%
                  -------------------------------------------
                  10-Year                        4.74%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.16%
                  -------------------------------------------
                  5-Year                         5.35%
                  -------------------------------------------
                  10-Year                        5.60%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/2/                4.02%  3.85%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.25%  3.11%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.77%  4.57%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                3.31%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            2.65%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    3.90%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                3.51%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            2.85%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.19%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                4.21%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.59%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.28%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.92%        1.52%
                            ------------------------------------------
                            5-Year            5.09%        4.19%
                            ------------------------------------------
                            10-Year           5.78%        5.33%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            5.04%        1.04%
                            ------------------------------------------
                            5-Year            4.30%        4.13%
                            ------------------------------------------
                            10-Year           5.16%        5.16%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.28%
                            ------------------------------------------
                            5-Year            4.51%
                            ------------------------------------------
                            10-Year           5.13%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            6.12%
                            ------------------------------------------
                            5-Year            5.29%
                            ------------------------------------------
                            10-Year           5.99%
                            ------------------------------------------
Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed    59%
AA                     18%
A                       6%
BBB                    14%
BB or Lower             3%

                  Top Five Sectors/4/
                  Tax Obligation/General                  18%
                  -------------------------------------------
                  Healthcare                              16%
                  -------------------------------------------
                  Education and Civic Organizations       13%
                  -------------------------------------------
                  Long-Term Care                          13%
                  -------------------------------------------
                  U.S. Guaranteed                         11%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $113,204
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.48
                  -------------------------------------------
                  Duration                               6.27
                  -------------------------------------------

--------------------------------------------------------------------------------
1 Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3 The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32%.
4 As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report | Page 6

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04  Nuveen Massachusetts Insured Municipal Bond Fund
================================================================================

  Quick Facts
                                          A Shares B Shares C Shares R Shares
  ---------------------------------------------------------------------------
  NAV                                       $10.72   $10.73   $10.71   $10.75
  ---------------------------------------------------------------------------
  Latest Monthly Dividend/1/               $0.0350  $0.0285  $0.0300  $0.0365
  ---------------------------------------------------------------------------
  Latest Ordinary Income Distribution/2/  $0.0030  $0.0030  $0.0030  $0.0030
  ---------------------------------------------------------------------------
  Inception Date                           9/07/94  3/06/97  9/15/94 12/22/86
  ---------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         6.03%  1.60%
                  -------------------------------------------
                  5-Year                         5.18%  4.29%
                  -------------------------------------------
                  10-Year                        5.30%  4.84%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.24%  1.24%
                  -------------------------------------------
                  5-Year                         4.41%  4.24%
                  -------------------------------------------
                  10-Year                        4.69%  4.69%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.43%
                  -------------------------------------------
                  5-Year                         4.62%
                  -------------------------------------------
                  10-Year                        4.66%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.30%
                  -------------------------------------------
                  5-Year                         5.42%
                  -------------------------------------------
                  10-Year                        5.53%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/3/                3.91%  3.75%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.07%  2.94%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.51%  4.32%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.18%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.47%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.63%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.36%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.66%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.91%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.07%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.40%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.00%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.61%        1.17%
                            ------------------------------------------
                            5-Year            5.05%        4.16%
                            ------------------------------------------
                            10-Year           5.66%        5.21%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.93%        0.93%
                            ------------------------------------------
                            5-Year            4.28%        4.11%
                            ------------------------------------------
                            10-Year           5.05%        5.05%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.02%
                            ------------------------------------------
                            5-Year            4.49%
                            ------------------------------------------
                            10-Year           5.03%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.78%
                            ------------------------------------------
                            5-Year            5.25%
                            ------------------------------------------
                            10-Year           5.89%
                            ------------------------------------------
Bond Credit Quality/5/
                                    [CHART]

                        Insured                    97%
                        Insured/U.S. Guaranteed     3%

             The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

                   Top Five Sectors/5/
                   Tax Obligation/General                 41%
                   ------------------------------------------
                   Housing/Multifamily                    16%
                   ------------------------------------------
                   Education and Civic Organizations      10%
                   ------------------------------------------
                   Healthcare                              9%
                   ------------------------------------------
                   Tax Obligation/Limited                  6%
                   ------------------------------------------

                   Portfolio Statistics
                   Net Assets ($000)                  $95,586
                   ------------------------------------------
                   Average Effective Maturity (Years)   18.37
                   ------------------------------------------
                   Duration                              6.37
                   ------------------------------------------

--------------------------------------------------------------------------------
1 Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2 Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4 The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32%.
5 As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report | Page 7

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.3%

    $  1,500 Boston Industrial Development Financing Authority,            9/12 at 102.00      Baa3 $1,513,845
              Massachusetts, Senior Revenue Bonds, Crosstown Center
              Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.8%

         965 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB    929,170
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.3%

       1,000 Massachusetts Educational Financing Authority, Educational    1/12 at 100.00       AAA  1,077,880
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       3,000 Massachusetts Development Finance Agency, Revenue Bonds,      3/09 at 101.00         A  3,108,720
              Curry College Issue, Series 1999A, 5.500%, 3/01/29 - ACA
              Insured

       2,000 Massachusetts Development Finance Agency, Revenue Bonds,      1/10 at 101.00       BBB  2,189,460
              Massachusetts College of Pharmacy and Allied Health
              Sciences Issue, Series 1999B, 6.625%, 7/01/20

         750 Massachusetts Development Finance Authority, Revenue Bonds,   9/13 at 100.00       AA-    814,718
              Milton Academy Project, Series 2003A, 5.000%, 9/01/19

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AA-  1,175,030
              Revenue Bonds, Boston College Issue, Series K, 5.375%,
              6/01/14

         500 Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00       AA+    537,630
              Revenue Bonds, Williams College, Series 2003H, 5.000%,
              7/01/21

             Massachusetts Health and Educational Facilities Authority,
             Revenue Bonds, Wellesley College, Series 2003H:
         500  5.000%, 7/01/26                                              7/13 at 100.00       AA+    526,080
         500  5.000%, 7/01/33                                              7/13 at 100.00       AA+    523,730

       1,000 Massachusetts Heath and Educational Facilities Authority,       No Opt. Call       AAA  1,170,320
              Revenue Bonds, Massachusetts Institute of Technology,
              Series 2004M, 5.250%, 7/01/15 (WI, settling 4/02/04)

       2,290 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/05 at 102.00       AAA  2,478,650
              Lesley College Project, Series 1995A, 6.300%, 7/01/25 -
              CONNIE LEE/AMBAC Insured

       1,200 University of Massachusetts Building Authority, Project      11/13 at 100.00       AAA  1,353,732
              Revenue Bonds, Senior Lien Series 2003-1, 5.250%, 11/01/18
              - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 14.6%

       1,000 Massachusetts Health and Educational Facilities Authority,    7/04 at 101.00       AAA  1,023,100
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15 - MBIA Insured

       1,500 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00       AAA  1,510,125
              Revenue Bonds, Harvard Pilgrim Health Care Issue, Series
              A, 4.750%, 7/01/22 - FSA Insured

       3,000 Massachusetts Health and Educational Facilities Authority,    7/10 at 101.00       BBB  3,269,100
              Revenue Bonds, Winchester Hospital Issue, Series 2000E,
              6.750%, 7/01/30

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA    665,898
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       2,785 Massachusetts Health and Educational Facilities Authority,    7/11 at 101.00       AA-  3,027,852
              Revenue Bonds, Partners HealthCare System, Inc., Series
              2001C, 5.750%, 7/01/32

         585 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA    604,048
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
              - MBIA Insured

       3,000 Massachusetts Health and Educational Facilities Authority,   11/11 at 101.00        AA  3,139,410
              Revenue Bonds, Cape Cod Health Care, Inc., Series 2001C,
              5.250%, 11/15/31 - RAAI Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    1/12 at 101.00        A-  1,067,590
              Revenue Bonds, Covenant Health Systems Obligated Group,
              Series 2002, 6.000%, 7/01/31

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA  1,073,640
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/12 at 101.00       BBB  1,055,260
              Revenue Bonds, Caritas Christi Obligated Group, Series
              2002B, 6.250%, 7/01/22

----
8

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.1%

    $  1,115 Framingham Housing Authority, Massachusetts, Refunding        8/10 at 105.00       AAA $1,243,303
              Revenue Bonds, GNMA Collateralized - Beaver Terrace
              Apartments Project, Series 2000A, 6.350%, 2/20/32

       2,935 Massachusetts Development Financing Authority, Assisted      12/09 at 102.00       N/R  2,902,686
              Living Revenue Bonds, Prospect House Apartments, Series
              1999, 7.000%, 12/01/31

          15 Massachusetts Housing Finance Agency, Housing Project         4/04 at 101.00        A+     15,283
              Revenue Refunding Bonds, Series 1993A, 6.375%, 4/01/21

       1,000 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA  1,122,690
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

         500 Massachusetts Housing Finance Agency, Housing Revenue         6/13 at 100.00       AA-    513,510
              Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.9%

       1,015 Massachusetts Housing Finance Agency, Single Family Housing   6/10 at 100.00        AA  1,052,667
              Revenue Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 12.8%

       1,790 Massachusetts Development Finance Agency, Revenue Bonds,      9/09 at 102.00        AA  1,948,612
              The May Institute Issue, Series 1999, 5.750%, 9/01/24 -
              RAAI Insured

       2,900 Massachusetts Development Finance Agency, Revenue Bonds,      8/09 at 101.00         A  3,126,026
              Northern Berkshire Community Services, Inc. Issue, Series
              1999A, 6.250%, 8/15/29 - ACA Insured

         885 Massachusetts Health and Educational Facilities Authority,    7/04 at 101.00       AAA    905,691
              Revenue Bonds, Cable Housing and Health Services Issue,
              Series A, 5.625%, 7/01/13 - MBIA Insured

             Massachusetts Industrial Finance Agency, Assisted Living
             Facility Revenue Bonds, TNG Draper Place Project, Series
             1998, GNMA Collateralized:
         310  5.400%, 8/20/12 (Alternative Minimum Tax)                    8/08 at 105.00       AAA    333,858
       2,490  6.450%, 8/20/39 (Alternative Minimum Tax)                    8/08 at 105.00       AAA  2,761,609

       2,020 Massachusetts Industrial Finance Agency, GNMA                 6/09 at 102.00       AAA  2,142,230
              Collateralized Assisted Living Facility Revenue Bonds, The
              Arbors at Taunton Project, Series 1999, 5.500%, 6/20/40
              (Alternative Minimum Tax)

       2,500 Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00       A-1  2,556,000
              Facilities Revenue Bonds, Jewish Geriatric Services, Inc.
              Obligated Group, Series 1997B, 5.500%, 5/15/27

         705 Massachusetts Industrial Finance Agency, Revenue Bonds,       2/06 at 102.00       AAA    740,645
              Heights Crossing Limited Partnership Issue, FHA-Insured
              Project, Series 1995, 6.000%, 2/01/15 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.3%

       1,000 Boston, Massachusetts, General Obligation Bonds, Series       8/11 at 100.00        AA  1,112,550
              2001B, 5.000%, 8/01/15

       1,090 Brookline, Massachusetts, General Obligation Bonds, Series    4/10 at 101.00       Aaa  1,236,921
              2000, 5.375%, 4/01/17

       1,000 Erving, Massachusetts, General Obligation Bonds, Series       6/12 at 101.00       BBB  1,075,830
              2002, 5.500%, 6/15/16

       1,000 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA  1,085,770
              2003, 5.000%, 2/01/21 - FSA Insured

       1,145 Falmouth, Massachusetts, General Obligation Bonds, Series     2/12 at 101.00       AA+  1,254,588
              2002, 5.000%, 2/01/19

         500 City of Lawrence, Massachusetts, General Obligation Bonds,    2/11 at 100.00       Aaa    537,395
              Series 2001, 5.000%, 2/01/21 - AMBAC Insured

       1,335 Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa  1,466,684
              Series 1999, 5.125%, 6/15/19 - FGIC Insured

       2,500 Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA  3,295,550
              Transportation System Bonds, Series 1991A, 7.000%, 3/01/21

         600 Massachusetts Bay Transportation Authority, General           3/07 at 101.00        AA    615,702
              Transportation System Bonds, Series 1997D, 5.000%, 3/01/27

       1,250 Commonwealth of Massachusetts, General Obligation Bonds,        No Opt. Call       Aa2  1,465,063
              Consolidated Loan of 2002, Series D, 5.500%, 8/01/19

       1,860 Commonwealth of Massachusetts, General Obligation Bonds,      1/13 at 100.00       Aa2  1,959,752
              Consolidated Loan of 2003, Series A, 5.000%, 1/01/22
              (Pre-refunded to 1/01/13)

----
9

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,490 Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA $1,670,707
              Series 2002, 5.250%, 2/15/18 - AMBAC Insured

       1,415 Springfield, Massachusetts, General Obligation Bonds,         1/13 at 100.00       AAA  1,552,184
              Series 2003, State Qualified, 5.250%, 1/15/23 -
              MBIA Insured

       1,070 Wakefield, Massachusetts, General Obligation Bonds, Series    2/12 at 101.00       Aaa  1,147,564
              2002, 5.000%, 2/01/21 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.3%

         680 Marthas Vineyard, Massachusetts, Land Bank Revenue Bonds,     5/13 at 100.00       AAA    712,171
              Series 2002, 5.000%, 5/01/32 - AMBAC Insured

         770 Massachusetts Bay Transportation Authority, Sales Tax           No Opt. Call       AAA    883,768
              Revenue Bonds, Senior Lien, Series 2004C, 5.250%, 7/01/21

       1,125 Massachusetts State College Building Authority, Project         No Opt. Call       AAA  1,282,590
              Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/23 -
              XLCA Insured

         550 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00       AAA    603,543
              Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

         720 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA    771,048
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

       1,000 The Commonwealth of Massachusetts, Special Obligation         6/12 at 100.00       AAA  1,122,010
              Revenue Refunding Bonds, Series 2002A, 5.375%, 6/01/19 -
              FGIC Insured

       2,000 The Commonwealth of Massachusetts, Special Obligation           No Opt. Call       Aaa  2,273,100
              Refunding Notes, Federal Highway Grant Anticipation Note
              Program, Series 2003A, 5.000%, 12/15/13 - FSA Insured

       1,500 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,793,385
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 5.9%

         650 Massachusetts Development Finance Agency, Revenue Bonds,      6/04 at 100.00        AA    658,606
              Worcester Redevelopment Authority Issue, Series 1999,
              6.000%, 6/01/24 (Pre-refunded to 6/01/04) - RAAI Insured

       3,835 Massachusetts Port Authority, Revenue Bonds, Series 2003A,    7/13 at 100.00       AAA  4,053,173
              5.000%, 7/01/24 - MBIA Insured

       1,950 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA  2,002,709
              Bonds, Delta Air Lines, Inc. Project, Series 2001A,
              5.000%, 1/01/27 (Alternative Minimum Tax) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.9%

         250 The Massachusetts Bay Transportation Authority,              12/06 at 100.00     A+***    294,058
              Certificates of Participation, Series 1988, 7.800%,
              1/15/14 (Pre-refunded to 12/22/06)

       1,250 The Commonwealth of Massachusetts, General Obligation         2/10 at 101.00       AAA  1,501,788
              Bonds, Consolidated Loan, Series 2000A, 6.000%, 2/01/14
              (Pre-refunded to 2/01/10)

       2,625 The Commonwealth of Massachusetts, General Obligation        11/11 at 100.00       AAA  2,822,794
              Bonds, Consolidated Loan of 2001, Series D, 5.000%,
              11/01/20 (Pre-refunded to 11/01/11) - MBIA Insured

       2,000 Massachusetts Health and Educational Facilities Authority,    8/10 at 100.00       AAA  2,234,440
              Revenue Bonds, Malden Hospital Issue, FHA-Insured Project,
              Series A, 5.000%, 8/01/16 (Pre-refunded to 8/01/10)

         700 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa    728,868
              Revenue Bonds, Daughters of Charity National Health System
              - The Carney Hospital, Series D, 6.100%, 7/01/14
              (Pre-refunded to 7/01/06)

       3,285 Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00    Aa2***  3,792,138
              Revenue Refunding Bonds, Youville Hospital Issue,
              FHA-Insured Project, Series A, 6.250%, 2/15/41
              (Pre-refunded to 2/15/07)

         605 Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/04 at 100.00       AAA    925,692
              13.000%, 7/01/13
--------------------------------------------------------------------------------------------------------------
             Utilities - 5.7%

       1,000 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA  1,142,990
              Revenue Bonds, SEMASS System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       5,420 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB  5,322,169
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

----
10

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.4%

   $   1,500 Massachusetts Water Pollution Abatement Trust, Pool Program  8/13 at 100.00       AAA $  1,602,822
              Bonds, Series 9, 5.000%, 8/01/22
---------------------------------------------------------------------------------------------------------------
   $ 102,525 Total Long-Term Investments (cost $104,330,241) - 98.3%                                111,199,920
---------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.6%

       1,350 Massachusetts Health and Educational Facilities Authority,                       A-1+    1,350,000
              Capital Assets Program, Variable Rate Demand Bonds, Series
              B, 0.980%, 7/01/10 - MBIA Insured+

         500 Puerto Rico Government Development Bank, Adjustable                               A-1      500,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.890%, 12/01/15 - MBIA Insured+
---------------------------------------------------------------------------------------------------------------
    $  1,850 Total Short-Term Investments (cost $1,850,000)                                           1,850,000
---------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $106,180,241) - 99.9%                                          113,049,920
             -------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.1%                                                       154,264
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $113,204,184
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
        (WI)  Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
11

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.9%

    $  2,000 Massachusetts Educational Financing Authority, Educational    1/12 at 100.00       AAA $2,155,760
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       2,000 Massachusetts Health and Educational Facilities Authority,   10/09 at 101.00       AAA  2,080,080
              Revenue Bonds, Northeastern University Issue, Series
              1999I, 5.000%, 10/01/29 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,   10/12 at 100.00       AAA  1,144,670
              Revenue Bonds, University of Massachusetts - Worcester
              Campus Project, Series 2002C, 5.500%, 10/01/18 - MBIA
              Insured

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds,       3/06 at 102.00       AAA  1,083,210
              College of the Holy Cross, Series 1996, 5.500%, 3/01/20 -
              MBIA Insured

         420 Massachusetts Industrial Finance Agency, Revenue Bonds,      10/05 at 102.00       AAA    457,527
              Babson College Issue, Series 1995A, 5.800%, 10/01/10 -
              MBIA Insured

       2,470 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/08 at 102.00       AAA  2,559,834
              Western New England College Issue, Series 1998, 5.000%,
              7/01/28 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 9.2%

       1,700 Massachusetts Health and Educational Facilities Authority,    7/04 at 101.00       AAA  1,739,270
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA  1,103,020
              Revenue Bonds, Baystate Medical Center Issue, Series E,
              6.000%, 7/01/26 - FSA Insured

          20 Massachusetts Health and Educational Facilities Authority,    7/04 at 100.00       AAA     20,539
              Revenue Bonds, Capital Asset Program, Series G2, 7.200%,
              7/01/09 - MBIA Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA    665,898
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       1,705 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA  1,760,515
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
              - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA  1,073,640
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and     1/05 at 102.00       AAA  2,431,957
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Hospital Auxilio Mutuo, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 15.6%

       2,500 Massachusetts Development Finance Agency, Revenue Bonds,     10/11 at 105.00       AAA  2,907,125
              GNMA Collateralized - VOA Concord Assisted Living, Inc.
              Project, Series 2000A, 6.900%, 10/20/41

       2,500 Massachusetts Development Finance Agency, GNMA                3/12 at 105.00       AAA  2,809,275
              Collateralized Assisted Living Facility Revenue Bonds,
              The Arbors at Chicopee Project, Series 2001A, 6.250%,
              9/20/42 (Alternative Minimum Tax)

       1,500 Massachusetts Housing Finance Agency, Housing Development     6/08 at 101.00       AAA  1,582,680
              Revenue Bonds, Series 1998A, 5.375%, 6/01/16 (Alternative
              Minimum Tax) - MBIA Insured

         170 Massachusetts Housing Finance Agency, Housing Revenue         6/04 at 100.00       AAA    170,823
              Bonds, Series 1989A, 7.600%, 12/01/16 - MBIA Insured

       1,000 Massachusetts Housing Finance Agency, Rental Housing          7/07 at 101.00       AAA  1,030,550
              Mortgage Revenue Bonds, Series 1997C, 5.625%, 7/01/40
              (Alternative Minimum Tax) - AMBAC Insured

       2,820 Massachusetts Housing Finance Agency, Rental Housing          1/05 at 102.00       AAA  2,921,746
              Mortgage Revenue Bonds, FHA-Insured Mortgage Loans, Series
              1995A, 7.350%, 1/01/35 (Alternative Minimum Tax) - AMBAC
              Insured

         640 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA    718,522
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

       2,575 Somerville Housing Authority, Massachusetts, Mortgage         5/12 at 103.00       AAA  2,763,619
              Revenue Refunding Bonds, Clarendon Hill Towers Project,
              GNMA Collateralized, Series 2002, 5.200%, 11/20/22
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.6%

       3,185 Massachusetts Industrial Finance Agency, GNMA                12/07 at 102.00       AAA  3,430,882
              Collateralized Assisted Living Facility Revenue Bonds,
              The Arbors at Amherst Project, Series 1997, 5.950%,
              6/20/39 (Alternative Minimum Tax)

----
12

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 40.9%

    $  2,500 Amherst-Pelham Regional School District, Massachusetts,       5/08 at 101.00       Aaa $2,761,675
              General Obligation Bonds, Series 1998, 5.125%, 5/15/18 -
              AMBAC Insured

       1,340 Berkshire Hills Regional School District, Berkshire County,  10/13 at 101.00       AAA  1,529,838
              Massachusetts, General Obligation Bonds, Series 2004,
              5.000%, 10/15/14 - FSA Insured

       1,520 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA  1,730,429
              2003, 5.250%, 2/01/17 - FSA Insured

       1,265 Freetown Lakeville Regional School District, Plymouth         1/13 at 101.00       AAA  1,424,200
              County, Massachusetts, General Obligation Bonds, Series
              2003, 5.000%, 1/01/15 - MBIA Insured

       1,000 City of Lawrence, Massachusetts, General Obligation Bonds,    2/11 at 100.00       Aaa  1,074,790
              Series 2001, 5.000%, 2/01/21 - AMBAC Insured

       1,380 Littleton, Massachusetts, General Obligation Bonds, Series    1/13 at 101.00       AAA  1,508,768
              2003, 5.000%, 1/15/20 - FGIC Insured

       1,000 Massachusetts Bay Transportation Authority, General           3/08 at 101.00       AAA  1,081,560
              Transportation System Bonds, Series 1998A, 5.000%, 3/01/18
              - MBIA Insured

       3,000 The Commonwealth of Massachusetts, General Obligation           No Opt. Call       AAA  3,661,230
              Bonds, Consolidated Loan of 2001, Series D, 6.000%,
              11/01/13 - MBIA Insured

       1,500 Town of Monson, Massachusetts, General Obligation,              No Opt. Call       AAA  1,762,020
              Bank-Qualified Unlimited Tax, School Refunding Bonds,
              5.500%, 10/15/10 - MBIA Insured

         985 Town of Monson, Massachusetts, General Obligation Bonds,      5/12 at 101.00       Aaa  1,077,196
              Series 2002, 5.250%, 5/15/22 - AMBAC Insured

       1,385 Town of Monson, Massachusetts, General Obligation Bonds,     11/13 at 101.00       Aaa  1,562,502
              Series 2003, 5.250%, 11/01/19 - AMBAC Insured

       1,705 North Attleborough, Massachusetts, General Obligation         7/14 at 101.00       Aaa  1,948,286
              Bonds, Series 2004, 5.000%, 7/15/15 (WI, settling 3/03/04)
              - FGIC Insured

       1,250 City of Northampton, Massachusetts, General Obligation        9/12 at 101.00       Aaa  1,364,888
              Bonds, Series 2002, 5.000%, 9/01/19 - MBIA Insured

         190 Town of Northfield, Massachusetts, General Obligation         4/04 at 101.00       AAA    193,219
              Bonds, Municipal Purpose Loan of 1992, Bank-Qualified,
              6.350%, 10/15/09 - MBIA Insured

       1,230 Pioneer Valley Regional School District, Massachusetts,       6/12 at 101.00       Aaa  1,394,992
              General Obligation Bonds, Series 2002, 5.375%, 6/15/19 -
              AMBAC Insured

       1,770 Reading, Massachusetts, General Obligation Bonds, Series      3/14 at 100.00       AAA  1,981,338
              2004, 5.000%, 3/15/16 - MBIA Insured

         420 Springfield, Massachusetts, General Obligation Bonds,         8/11 at 101.00       AAA    459,942
              Series 2001, 5.000%, 8/01/18 - FGIC Insured

             Springfield, Massachusetts, General Obligation Bonds,
             Series 2003, State Qualified:
       2,000  5.250%, 1/15/21 - MBIA Insured                               1/13 at 100.00       AAA  2,206,520
         810  5.250%, 1/15/22 - MBIA Insured                               1/13 at 100.00       AAA    892,361

       2,575 Tantasqua Regional School District, Massachusetts, General    8/10 at 101.00       Aaa  2,780,846
              Obligation Bonds, Series 2000, 5.000%, 8/15/19 - FSA
              Insured

         220 City of Taunton, Massachusetts, General Obligation Bonds,     3/04 at 102.00       AAA    225,434
              Series 1991, 6.800%, 9/01/09 - MBIA Insured

       2,200 Commonwealth of Puerto Rico, Public Improvement Bonds,          No Opt. Call       AAA  3,379,288
              TICS, Series 2001-2, 15.457%, 7/01/19 - FSA Insured (IF)

       2,225 City of Worcester, Massachusetts, General Obligation Bonds,   8/10 at 101.00       AAA  2,480,831
              Series 2000, 5.250%, 8/15/20 - FGIC Insured

         545 City of Worcester, Massachusetts, General Obligation Bonds,   8/11 at 100.00       AAA    625,829
              Series 2001A, 5.500%, 8/15/18 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 6.0%

       2,000 Massachusetts Bay Transportation Authority, Senior Sales      7/12 at 100.00       AAA  2,092,620
              Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
              - FGIC Insured

       2,160 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00       AAA  2,404,966
              Bonds, Series 2004A, 5.000%, 5/01/17 - MBIA Insured

       1,155 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA  1,236,890
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

----
13

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Transportation - 3.2%

    $  3,000 Massachusetts Turnpike Authority, Metropolitan Highway       1/07 at 102.00       AAA $ 3,065,130
              System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37
              - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 2.6%

         850 Massachusetts Municipal Wholesale Electric Company, Power    7/04 at 101.00       AAA     951,057
              Supply System Revenue Bonds, Series 1993A, 5.000%, 7/01/10
              - AMBAC Insured

       1,000 Commonwealth of Massachusetts, General Obligation Bonds,     3/12 at 100.00       AAA   1,175,300
              Consolidated Loan of 2002, Series B, 5.500%, 3/01/17
              (Pre-refunded to 3/01/12) - FSA Insured

         295 Massachusetts Health and Educational Facilities Authority,   7/08 at 102.00       AAA     325,580
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
              - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Utilities - 3.6%

       1,500 Massachusetts Development Finance Agency, Resource Recovery  1/12 at 101.00       AAA   1,714,485
              Revenue Bonds, SEMASS System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,600 Puerto Rico Electric Power Authority, Power Revenue Bonds,   7/10 at 101.00       AAA   1,719,264
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.8%

       2,450 Massachusetts Water Resources Authority, General Revenue     8/13 at 100.00       AAA   2,741,844
              Bonds, Series 2004D, 5.000%, 8/01/15 - MBIA Insured

       1,000 Massachusetts Water Resources Authority, General Revenue       No Opt. Call       AAA   1,158,530
              Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured

             Springfield, Massachusetts, Water and Sewer Commission,
             General Revenue Bonds, Series 2003A:
         495  5.000%, 7/01/16 - MBIA Insured                              7/14 at 100.00       AAA     555,979
       1,000  5.000%, 7/01/23 - MBIA Insured                              7/14 at 100.00       AAA   1,066,935
--------------------------------------------------------------------------------------------------------------
    $ 86,615 Total Long-Term Investments (cost $89,195,845) - 100.4%                                95,927,704
--------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - (0.4)%                                                  (341,920)
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $95,585,784
             ------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
         (IF) Inverse floating rate security.
        (WI)  Security purchased on a when-issued basis.


                                See accompanying notes to financial statements.

----
14

Statement of Assets and Liabilities
February 29, 2004


                                                                                                          Massachusetts
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $106,180,241 and $89,195,845, respectively)                            $113,049,920
Cash                                                                                                           568,137
Receivables:
  Interest                                                                                                   1,195,733
  Investments sold                                                                                                  --
  Shares sold                                                                                                  104,091
Other assets                                                                                                       460
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                            114,918,341
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                      1,172,089
  Shares redeemed                                                                                               44,925
Accrued expenses:
  Management fees                                                                                               49,001
  12b-1 distribution and service fees                                                                           17,002
  Other                                                                                                         50,724
Dividends payable                                                                                              380,416
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                         1,714,157
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                 $113,204,184
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                $ 28,719,836
Shares outstanding                                                                                           2,835,783
Net asset value per share                                                                                 $      10.13
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price) $      10.57
---------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                $  7,976,252
Shares outstanding                                                                                             785,744
Net asset value and offering price per share                                                              $      10.15
---------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                $ 11,025,452
Shares outstanding                                                                                           1,095,801
Net asset value and offering price per share                                                              $      10.06
---------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                $ 65,482,644
Shares outstanding                                                                                           6,479,408
Net asset value and offering price per share                                                              $      10.11
---------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
---------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                           $106,508,594
Undistributed (Over-distribution of) net investment income                                                    (122,685)
Accumulated net realized gain (loss) from investments                                                          (51,404)
Net unrealized appreciation of investments                                                                   6,869,679
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                 $113,204,184
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          Massachusetts
                                                                                                                Insured
------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $106,180,241 and $89,195,845, respectively)                              $95,927,704
Cash                                                                                                            445,785
Receivables:
  Interest                                                                                                    1,054,667
  Investments sold                                                                                              516,159
  Shares sold                                                                                                     5,770
Other assets                                                                                                        415
------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                             97,950,500
------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                       1,926,919
  Shares redeemed                                                                                                31,470
Accrued expenses:
  Management fees                                                                                                41,236
  12b-1 distribution and service fees                                                                            16,037
  Other                                                                                                          40,317
Dividends payable                                                                                               308,737
------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                         2,364,716
------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                  $95,585,784
------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                  $21,179,340
Shares outstanding                                                                                            1,975,012
Net asset value per share                                                                                   $     10.72
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)   $     11.19
------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                  $ 7,182,931
Shares outstanding                                                                                              669,250
Net asset value and offering price per share                                                                $     10.73
------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                  $12,879,173
Shares outstanding                                                                                            1,202,031
Net asset value and offering price per share                                                                $     10.71
------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                  $54,344,340
Shares outstanding                                                                                            5,056,009
Net asset value and offering price per share                                                                $     10.75
------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                             $88,682,239
Undistributed (Over-distribution of) net investment income                                                       (3,439)
Accumulated net realized gain (loss) from investments                                                           175,125
Net unrealized appreciation of investments                                                                    6,731,859
------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                  $95,585,784
------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
15

Statement of Operations
Year Ended February 29, 2004

                                                                                   Massachusetts
                                                                    Massachusetts        Insured
-------------------------------------------------------------------------------------------------
Investment Income                                                      $5,615,951     $4,861,366
-------------------------------------------------------------------------------------------------
Expenses
Management fees                                                           596,651        530,374
12b-1 service fees - Class A                                               48,763         43,376
12b-1 distribution and service fees - Class B                              76,088         65,004
12b-1 distribution and service fees - Class C                              80,138         96,548
Shareholders' servicing agent fees and expenses                            87,853         71,317
Custodian's fees and expenses                                              42,994         42,843
Trustees' fees and expenses                                                 1,845          1,960
Professional fees                                                          10,909         12,754
Shareholders' reports - printing and mailing expenses                      41,601         32,645
Federal and state registration fees                                         7,466          5,308
Other expenses                                                              5,866          5,530
-------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                              1,000,174        907,659
  Custodian fee credit                                                     (8,514)        (7,445)
-------------------------------------------------------------------------------------------------
Net expenses                                                              991,660        900,214
-------------------------------------------------------------------------------------------------
Net investment income                                                   4,624,291      3,961,152
-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                        674,437        314,346
Net change in unrealized appreciation (depreciation) of investments     1,045,857      1,167,671
-------------------------------------------------------------------------------------------------
Net gain from investments                                               1,720,294      1,482,017
-------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $6,344,585     $5,443,169
-------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
16

Statement of Changes in Net Assets

                                                               Massachusetts           Massachusetts Insured
                                                        --------------------------   -------------------------
                                                           Year Ended     Year Ended    Year Ended   Year Ended
                                                              2/29/04        2/28/03       2/29/04      2/28/03
---------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                     $4,624,291   $  4,824,167  $  3,961,152  $ 3,929,596
Net realized gain from investments                           674,437         21,810       314,346       60,192
Net change in unrealized appreciation (depreciation)       1,045,857
 of investments                                                           2,514,352     1,167,671    1,910,773
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 6,344,585      7,360,329     5,443,169    5,900,561
---------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                  (1,038,859)      (980,471)     (906,765)    (899,844)
 Class B                                                    (285,132)      (284,972)     (233,286)    (185,734)
 Class C                                                    (401,677)      (325,057)     (462,723)    (354,915)
 Class R                                                  (2,937,454)    (3,302,834)   (2,383,340)  (2,605,765)
From accumulated net realized gains from investments:
 Class A                                                          --             --            --      (56,464)
 Class B                                                          --             --            --      (15,320)
 Class C                                                          --             --            --      (27,619)
 Class R                                                          --             --            --     (141,887)
---------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                             (4,663,122)    (4,893,334)   (3,986,114)  (4,287,548)
---------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                          13,217,484     10,234,110    10,270,132   21,403,674
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                             2,915,906      3,094,840     2,642,834    2,871,122
---------------------------------------------------------------------------------------------------------------
                                                          16,133,390     13,328,950    12,912,966   24,274,796
Cost of shares redeemed                                  (10,641,457)   (11,878,339)  (17,789,081)  (8,085,124)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                              5,491,933      1,450,611    (4,876,115)  16,189,672
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      7,173,396      3,917,606    (3,419,060)  17,802,685
Net assets at the beginning of year                      106,030,788    102,113,182    99,004,844   81,202,159
---------------------------------------------------------------------------------------------------------------
Net assets at the end of year                           $113,204,184   $106,030,788  $ 95,585,784  $99,004,844
---------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of year                              $   (122,685)  $    (67,272) $     (3,439) $    21,494
---------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
17

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2004, Massachusetts and Massachusetts Insured had outstanding when-issued purchase commitments of $1,172,089 and $1,926,919, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2004, have been designated Exempt Interest Dividends.

Insurance
Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.


----
18

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 29, 2004, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Massachusetts did not invest in any such securities during the fiscal year ended February 29, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
19

2. Fund Shares

Transactions in Fund shares were as follows:

                                                 Massachusetts
                              --------------------------------------------------
                                     Year Ended                 Year Ended
                                       2/29/04                    2/28/03
                              ------------------------   ------------------------
                                   Shares         Amount      Shares        Amount
-----------------------------------------------------------------------------------
Shares sold:
  Class A                        919,213   $  9,089,174     352,432  $  3,446,905
  Class B                         80,407        798,706     179,831     1,762,258
  Class C                        238,318      2,350,983     378,252     3,690,773
  Class R                         98,437        978,621     136,714     1,334,174
Shares issued to shareholders
 due to reinvestment of
 distributions:
  Class A                         59,558        591,278      58,321       570,405
  Class B                          9,798         97,474      10,120        99,195
  Class C                         18,770        185,180      15,196       147,802
  Class R                        206,089      2,041,974     233,497     2,277,438
-----------------------------------------------------------------------------------
                               1,630,590     16,133,390   1,364,363    13,328,950
-----------------------------------------------------------------------------------
Shares redeemed:
  Class A                       (322,162)    (3,195,793)   (270,871)   (2,656,561)
  Class B                       (106,996)    (1,061,291)    (61,677)     (597,147)
  Class C                       (139,536)    (1,371,432)    (97,886)     (952,368)
  Class R                       (506,479)    (5,012,941)   (787,257)   (7,672,263)
-----------------------------------------------------------------------------------
                              (1,075,173)   (10,641,457) (1,217,691)  (11,878,339)
-----------------------------------------------------------------------------------
Net increase (decrease)          555,417   $  5,491,933     146,672  $  1,450,611
-----------------------------------------------------------------------------------

                                            Massachusetts Insured
                              ------------------------------------------------
                                     Year Ended               Year Ended
                                       2/29/04                  2/28/03
                              ------------------------  ----------------------
                                   Shares        Amount     Shares       Amount
-------------------------------------------------------------------------------
Shares sold:
  Class A                        445,067  $  4,701,266    871,889  $ 9,082,915
  Class B                        117,807     1,241,485    263,693    2,765,547
  Class C                        283,623     2,983,902    695,410    7,242,865
  Class R                        127,119     1,343,479    221,668    2,312,347
Shares issued to shareholders
 due to reinvestment of
 distributions:
  Class A                         52,825       553,240     56,141      583,159
  Class B                          6,232        65,306      5,595       58,162
  Class C                         28,067       293,619     22,479      233,386
  Class R                        164,906     1,730,669    191,978    1,996,415
-------------------------------------------------------------------------------
                               1,225,646    12,912,966  2,328,853   24,274,796
-------------------------------------------------------------------------------
Shares redeemed:
  Class A                       (724,373)   (7,607,133)  (364,166)  (3,785,154)
  Class B                        (57,628)     (599,368)   (11,003)    (115,845)
  Class C                       (337,695)   (3,491,858)   (63,878)    (667,217)
  Class R                       (583,984)   (6,090,722)  (337,926)  (3,516,908)
-------------------------------------------------------------------------------
                              (1,703,680)  (17,789,081)  (776,973)  (8,085,124)
-------------------------------------------------------------------------------
Net increase (decrease)         (478,034) $ (4,876,115) 1,551,880  $16,189,672
-------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 29, 2004, were as follows:

                                                   Massachusetts
                                     Massachusetts       Insured
                ------------------------------------------------
                Purchases              $29,205,131   $34,570,178
                Sales and maturities    23,640,195    35,818,870
                ------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 29, 2004, the cost of investments were as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Cost of investments  $106,125,949   $89,106,654
                -----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2004, were as follows:

                                                              Massachusetts
                                               Massachusetts        Insured
    -----------------------------------------------------------------------
    Gross unrealized:
     Appreciation                                 $7,156,225     $6,821,050
     Depreciation                                   (232,254)            --
    -----------------------------------------------------------------------
    Net unrealized appreciation of investments    $6,923,971     $6,821,050
    -----------------------------------------------------------------------


----
20

The tax components of undistributed net investment income and net realized gains at February 29, 2004, were as follows:

                                                             Massachusetts
                                               Massachusetts       Insured
     ---------------------------------------------------------------------
     Undistributed net tax-exempt income            $202,468      $215,448
     Undistributed net ordinary income*                  906           622
     Undistributed net long-term capital gains            --       175,125
     ---------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 29, 2004 and February 28, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                Massachusetts
   2004                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,683,669    $3,997,908
   Distributions from net ordinary income*                   --        27,047
   Distributions from net long-term capital gains            --            --
   --------------------------------------------------------------------------

                                                                Massachusetts
   2003                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,906,445    $4,021,282
   Distributions from net ordinary income*                   --            --
   Distributions from net long-term capital gains            --       240,601
   --------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 29, 2004, Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                          Massachusetts
                         ------------------------------
                         Expiration year:
                           2009                 $27,568
                           2010                      --
                           2011                  23,836
                         ------------------------------
                         Total                  $51,404
                         ------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.


----
21

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured. The Adviser may also voluntarily agree to reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 29, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            Massachusetts
                                              Massachusetts       Insured
       ------------------------------------------------------------------
       Sales charges collected (unaudited)          $84,435       $75,817
       Paid to authorized dealers (unaudited)        72,991        65,404
       ------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          Commission advances (unaudited)       $46,303       $78,445
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2004, the Distributor retained such 12b-1 fees as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          12b-1 fees retained (unaudited)       $92,595       $97,361
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2004, as follows:

                                                     Massachusetts
                                       Massachusetts       Insured
             -----------------------------------------------------
             CDSC retained (unaudited)       $22,777       $15,852
             -----------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2004 to shareholders of record on March 9, 2004, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0340        $.0350
                  Class B                   .0280         .0285
                  Class C                   .0295         .0300
                  Class R                   .0355         .0365
                -----------------------------------------------


----
22

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                     Investment Operations       Less Distributions
                                                  ---------------------------  ----------------------


MASSACHUSETTS


                                                                   Net
                                                             Realized/
                                                            Unrealized
                                        Beginning       Net    Invest-             Net                 Ending
                                              Net   Invest-       ment         Invest-                    Net
                                            Asset      ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                  Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                      $ 9.98      $.42      $ .16  $ .58    $(.43)     $-- $(.43) $10.13      5.95%
 2003                                        9.75       .45        .24    .69     (.46)      --  (.46)   9.98      7.27
 2002                                        9.70       .48        .07    .55     (.50)      --  (.50)   9.75      5.86
 2001                                        9.26       .50        .44    .94     (.50)      --  (.50)   9.70     10.34
 2000                                       10.07       .50       (.82)  (.32)    (.49)      --  (.49)   9.26     (3.21)
Class B (3/97)
 2004                                       10.01       .35        .15    .50     (.36)      --  (.36)  10.15      5.07
 2003                                        9.77       .38        .25    .63     (.39)      --  (.39)  10.01      6.58
 2002                                        9.72       .41        .06    .47     (.42)      --  (.42)   9.77      4.96
 2001                                        9.28       .43        .44    .87     (.43)      --  (.43)   9.72      9.60
 2000                                       10.10       .43       (.83)  (.40)    (.42)      --  (.42)   9.28     (4.02)
Class C (10/94)
 2004                                        9.92       .37        .14    .51     (.37)      --  (.37)  10.06      5.31
 2003                                        9.69       .40        .24    .64     (.41)      --  (.41)   9.92      6.73
 2002                                        9.64       .43        .06    .49     (.44)      --  (.44)   9.69      5.20
 2001                                        9.20       .44        .45    .89     (.45)      --  (.45)   9.64      9.89
 2000                                       10.02       .44       (.82)  (.38)    (.44)      --  (.44)   9.20     (3.87)
Class R (12/86)
 2004                                        9.96       .44        .16    .60     (.45)      --  (.45)  10.11      6.16
 2003                                        9.73       .47        .24    .71     (.48)      --  (.48)   9.96      7.59
 2002                                        9.67       .50        .07    .57     (.51)      --  (.51)   9.73      5.96
 2001                                        9.24       .52        .43    .95     (.52)      --  (.52)   9.67     10.58
 2000                                       10.05       .52       (.82)  (.30)    (.51)      --  (.51)   9.24     (3.03)
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                 Ratios/Supplemental Data
                                        --------------------------------------------------------------------------
                                                            Before Credit/         After          After Credit/
                                                            Reimbursement     Reimbursement(c)   Reimbursement(d)
MASSACHUSETTS                                             -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                   $28,720      .94%    4.25%      .94%    4.25%      .93%    4.25%        22%
 2003                                    21,751      .95     4.62       .95     4.62       .94     4.63         14
 2002                                    19,878      .94     4.96       .94     4.96       .93     4.97         16
 2001                                    18,433      .99     5.23       .95     5.27       .94     5.29         13
 2000                                    16,814      .98     5.15       .96     5.17       .94     5.19         15
Class B (3/97)
 2004                                     7,976     1.68     3.49      1.68     3.49      1.68     3.50         22
 2003                                     8,031     1.70     3.87      1.70     3.87      1.69     3.88         14
 2002                                     6,588     1.69     4.21      1.69     4.21      1.68     4.22         16
 2001                                     4,198     1.74     4.48      1.70     4.52      1.69     4.54         13
 2000                                     3,730     1.73     4.40      1.71     4.42      1.69     4.44         15
Class C (10/94)
 2004                                    11,025     1.48     3.69      1.48     3.69      1.48     3.70         22
 2003                                     9,703     1.50     4.07      1.50     4.07      1.49     4.08         14
 2002                                     6,614     1.49     4.42      1.49     4.42      1.48     4.42         16
 2001                                     6,591     1.54     4.67      1.50     4.71      1.49     4.73         13
 2000                                     4,730     1.53     4.61      1.51     4.63      1.49     4.64         15
Class R (12/86)
 2004                                    65,483      .73     4.45       .73     4.45       .72     4.45         22
 2003                                    66,545      .75     4.83       .75     4.83       .74     4.84         14
 2002                                    69,034      .74     5.16       .74     5.16       .73     5.17         16
 2001                                    68,208      .79     5.43       .75     5.47       .74     5.48         13
 2000                                    66,055      .78     5.33       .76     5.35       .74     5.37         15
-------------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
23

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations        Less Distributions
                                                   ---------------------------  -----------------------


MASSACHUSETTS INSURED


                                                                    Net
                                                              Realized/
                                                             Unrealized
                                         Beginning       Net    Invest-             Net                  Ending
                                               Net   Invest-       ment         Invest-                     Net
                                             Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                       $10.54      $.43      $ .19  $ .62    $(.44)   $  --  $(.44) $10.72      6.03%
 2003                                        10.36       .45        .23    .68     (.47)    (.03)  (.50)  10.54      6.74
 2002                                        10.30       .50        .07    .57     (.49)    (.02)  (.51)  10.36      5.67
 2001                                         9.77       .49        .55   1.04     (.50)    (.01)  (.51)  10.30     10.93
 2000                                        10.59       .50       (.81)  (.31)    (.50)    (.01)  (.51)   9.77     (2.95)
Class B (3/97)
 2004                                        10.55       .35        .19    .54     (.36)      --   (.36)  10.73      5.24
 2003                                        10.37       .38        .23    .61     (.40)    (.03)  (.43)  10.55      5.94
 2002                                        10.31       .42        .07    .49     (.41)    (.02)  (.43)  10.37      4.87
 2001                                         9.78       .42        .55    .97     (.43)    (.01)  (.44)  10.31     10.06
 2000                                        10.59       .43       (.81)  (.38)    (.42)    (.01)  (.43)   9.78     (3.59)
Class C (9/94)
 2004                                        10.53       .37        .19    .56     (.38)      --   (.38)  10.71      5.43
 2003                                        10.35       .40        .22    .62     (.41)    (.03)  (.44)  10.53      6.14
 2002                                        10.28       .44        .08    .52     (.43)    (.02)  (.45)  10.35      5.17
 2001                                         9.75       .44        .54    .98     (.44)    (.01)  (.45)  10.28     10.29
 2000                                        10.56       .45       (.81)  (.36)    (.44)    (.01)  (.45)   9.75     (3.43)
Class R (12/86)
 2004                                        10.56       .45        .20    .65     (.46)      --   (.46)  10.75      6.30
 2003                                        10.38       .48        .22    .70     (.49)    (.03)  (.52)  10.56      6.91
 2002                                        10.31       .52        .08    .60     (.51)    (.02)  (.53)  10.38      5.95
 2001                                         9.78       .51        .55   1.06     (.52)    (.01)  (.53)  10.31     11.11
 2000                                        10.59       .52       (.80)  (.28)    (.52)    (.01)  (.53)   9.78     (2.68)
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                  Ratios/Supplemental Data
                                         --------------------------------------------------------------------------
                                                   Before Credit/         After          After Credit/
                                                   Reimbursement     Reimbursement(c)   Reimbursement(d)
MASSACHUSETTS INSURED                            -----------------  -----------------  -----------------
                                                             Ratio              Ratio              Ratio
                                                            of Net             of Net             of Net
                                                           Invest-            Invest-            Invest-
                                                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                 Expenses   Income  Expenses   Income  Expenses   Income
                                          Ending       to       to        to       to        to       to
                                             Net  Average  Average   Average  Average   Average  Average  Portfolio
                                          Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                 (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                    $21,179      .93%    4.11%      .93%    4.11%      .92%    4.12%        36%
 2003                                     23,212      .93     4.36       .93     4.36       .92     4.38         18
 2002                                     16,970      .95     4.78       .95     4.78       .92     4.81         23
 2001                                     14,669     1.05     4.92      1.05     4.92      1.04     4.93          8
 2000                                     11,984     1.01     4.99      1.01     4.99      1.00     5.00         10
Class B (3/97)
 2004                                      7,183     1.68     3.37      1.68     3.37      1.67     3.37         36
 2003                                      6,361     1.68     3.59      1.68     3.59      1.67     3.61         18
 2002                                      3,574     1.69     4.03      1.69     4.03      1.67     4.06         23
 2001                                      2,308     1.80     4.17      1.80     4.17      1.79     4.18          8
 2000                                      1,550     1.76     4.23      1.76     4.23      1.75     4.24         10
Class C (9/94)
 2004                                     12,879     1.48     3.56      1.48     3.56      1.47     3.57         36
 2003                                     12,935     1.48     3.79      1.48     3.79      1.47     3.81         18
 2002                                      5,940     1.49     4.25      1.49     4.25      1.46     4.27         23
 2001                                      1,667     1.60     4.37      1.60     4.37      1.59     4.38          8
 2000                                      1,355     1.56     4.42      1.56     4.42      1.55     4.43         10
Class R (12/86)
 2004                                     54,344      .73     4.31       .73     4.31       .72     4.32         36
 2003                                     56,496      .73     4.58       .73     4.58       .72     4.59         18
 2002                                     54,719      .75     4.98       .75     4.98       .73     5.00         23
 2001                                     53,878      .85     5.12       .85     5.12       .84     5.13          8
 2000                                     51,039      .81     5.17       .81     5.17       .80     5.19         10
--------------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
24

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 29, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PricewaterhouseCoopers LLP

Chicago, IL
April 21, 2004


----
25

                                     Notes

----
26

                                     Notes

----
27

                                     Notes

----
28

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001     Private Investor; previously, President and        144
10/16/46                                                 Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                      Inc., a private company that handles
Chicago, IL 60606                                        mortgage banking, real estate development,
                                                         pension advisory and real estate management
                                                         (1995-1998). Prior thereto, Executive Vice
                                                         President and Chief Credit Officer of First
                                                         Chicago Corporation and its principal
                                                         subsidiary, The First National Bank of
                                                         Chicago.


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly, Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri*       Trustee             1994     Retired, formerly, Executive Director (since       144
1/26/33                                                  1998) of Manitoga/Center for Russel Wright's
333 W. Wacker Drive                                      Design with Nature; prior thereto, President
Chicago, IL 60606                                        and Chief Executive Officer of Blanton-Peale
                                                         Institute (since 1990); prior thereto, Vice
                                                         President, Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick*         Trustee             1992     Professor Emeritus, School of Medicine and         144
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.

----
29

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or  Including other Directorships                  Overseen by
and Address           the Funds      Appointed(2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand* Trustee            1992     Retired; previously, Vice President in             144
11/11/31                                          charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                               Sales at The Northern Trust Company.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Peter R. Sawers*      Trustee            1991     Adjunct Professor of Business and Economics,       144
4/3/33                                            University of Dubuque, Iowa; formerly
333 W. Wacker Drive                               (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                 Graduate School of Management, Lake Forest,
                                                  Illinois; prior thereto, Executive Director,
                                                  Towers Perrin Australia, a management
                                                  consulting firm; Chartered Financial
                                                  Analyst; Certified Management Consultant;
                                                  Director, Executive Service Corps of
                                                  Chicago, a not-for-profit organization.


-------------------------------------------------------------------------------------------------------------
William J. Schneider  Trustee            1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                           Miller-Valentine Group, Vice President,
333 W. Wacker Drive                               Miller-Valentine Realty, a development and
Chicago, IL 60606                                 contract company; Chair, Miami Valley
                                                  Hospital; Chair, Miami Valley Economic
                                                  Development Coalition; formerly, Member,
                                                  Community Advisory Board, National City
                                                  Bank, Dayton, Ohio and Business Advisory
                                                  Council, Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale   Trustee            1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Sheila W. Wellington* Trustee            1994     Clinical Professor of Management, Stern/NYU        144
2/24/32                                           Business School (since 2003); formerly,
333 W. Wacker Drive                               President (since 1993) of Catalyst (a
Chicago, IL 60606                                 not-for-profit organization focusing on
                                                  women's leadership development in business
                                                  and the professions).


-------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Officers of the Funds:

-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel of Nuveen Investments, LLC;
                                                  Managing Director (since 2002), General
                                                  Counsel and Assistant Secretary, formerly,
                                                  Vice President of Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.;
                                                  Managing Director (since 2002), Assistant
                                                  Secretary and Associate General Counsel,
                                                  formerly, Vice President (since 2000), of
                                                  Nuveen Asset Management, Inc.; Assistant
                                                  Secretary of Nuveen Investments, Inc. (since
                                                  1994); Assistant Secretary of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Assistant Secretary of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Managing Director, Associate General Counsel
                                                  and Assistant Secretary of Rittenhouse Asset
                                                  Management, Inc. (since 2003); Chartered
                                                  Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive   Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                 LLC.

----
30

--------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President     2001     Vice President of Nuveen Advisory Corp.            144
9/8/54                                            (since 2001); previously, Vice President of
333 W. Wacker Drive                               Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                 1998); Vice President of Nuveen
                                                  Institutional Advisory Corp. (since 2002);
                                                  prior thereto, Assistant Vice President of
                                                  Van Kampen Investment Advisory Corp. (since
                                                  1994).


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606

----
31

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First                                                Fund Complex
Birthdate               Held with           Elected or  Principal Occupation(s)                        Overseen by
and Address             the Funds          Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1988     Vice President, Assistant Secretary and            144
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1998) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investments
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------------
John V. Miller          Vice President         2003     Vice President (since 2003) previously,            128
4/10/67                                                 Assistant Vice President (since 1999), prior
333 W. Wacker Drive                                     thereto, credit analyst (since 1996) of
Chicago, IL 60606                                       Nuveen Advisory Corp.; Chartered Financial
                                                        Analyst.


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         1999     Vice President (since 2002), formerly,             128
9/4/60                                                  Assistant Vice President (since 1998), of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Daniel S. Solender      Vice President         2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                                (since 2003); previously, Principal and
333 W. Wacker Drive                                     portfolio manager with The Vanguard Group
Chicago, IL 60606                                       (1999-2003); prior thereto, Assistant Vice
                                                        President of the Nuveen Advisory Corp.;
                                                        Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

*  Trustee will be retiring on June 30, 2004.
(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Auditors       Nuveen Investor Services
                         PricewaterhouseCoopers LLP P.O. Box 8530
                         Chicago, IL                Boston, MA 02266-8530
                                                    (800) 257-8787
                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $100 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MA-0204D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is William E. Bennett, who is "independent" for purposes of
Item 3 of Form N-CSR.

As noted above, Mr. Bennett served as the audit committee financial expert for the reporting period. However, Mr. Bennett has informally advised the board of directors that he plans to resign from the board in the near future. The Nominating and Governance Committee has begun a search to find a suitable replacement for Mr. Bennett.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           NUVEEN MULTISTATE TRUST II
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                               Audit Fees Billed      Audit-Related Fees          Tax Fees         All Other Fees
February 29, 2004                                   to Funds             Billed to Funds        Billed to Funds     Billed to Funds
------------------------------------------------------------------------------------------------------------------------------------
California                                           $ 12,095                $ 0                  $ 653                 $ 0
California Insured                                     12,270                  0                    662                   0
Connecticut                                            13,171                  0                    701                   0
Massachusetts                                           8,013                  0                    464                   0
Massachusetts Insured                                   7,833                  0                    446                   0
New Jersey                                              9,573                  0                    541                   0
New York                                               13,729                  0                    748                   0
New York Insured                                       15,001                  0                    799                   0

                                                               Percentage Approved Pursuant to Pre-approval Exception
                                                ------------------------------------------------------------------------------------
                                                Audit Fees Billed      Audit-Related Fees          Tax Fees         All Other Fees
                                                    to Funds             Billed to Funds        Billed to Funds     Billed to Funds
------------------------------------------------------------------------------------------------------------------------------------
California                                                  0%                 0%                     0%                  0%
California Insured                                          0                  0                      0                   0
Connecticut                                                 0                  0                      0                   0
Massachusetts                                               0                  0                      0                   0
Massachusetts Insured                                       0                  0                      0                   0
New Jersey                                                  0                  0                      0                   0
New York                                                    0                  0                      0                   0
New York Insured                                            0                  0                      0                   0

Fiscal Year Ended                               Audit Fees Billed      Audit-Related Fees          Tax Fees         All Other Fees
February 28, 2003                                   to Funds             Billed to Funds        Billed to Funds     Billed to Funds
------------------------------------------------------------------------------------------------------------------------------------
California                                           $ 10,915                $ 0                  $ 329                 $ 0
California Insured                                     10,815                  0                    329                   0
Connecticut                                            11,192                  0                    329                   0
Massachusetts                                           7,168                  0                    329                   0
Massachusetts Insured                                   6,681                  0                    329                   0
New Jersey                                              8,123                  0                    329                   0
New York                                               12,008                  0                    329                   0
New York Insured                                       13,089                  0                    329                   0

                                                               Percentage Approved Pursuant to Pre-approval Exception
                                               -------------------------------------------------------------------------------------
                                                Audit Fees Billed      Audit-Related Fees          Tax Fees         All Other Fees
                                                    to Funds             Billed to Funds        Billed to Funds     Billed to Funds
------------------------------------------------------------------------------------------------------------------------------------
California                                                  0%                 0%                     0%                  0%
California Insured                                          0                  0                      0                   0
Connecticut                                                 0                  0                      0                   0
Massachusetts                                               0                  0                      0                   0
Massachusetts Insured                                       0                  0                      0                   0
New Jersey                                                  0                  0                      0                   0
New York                                                    0                  0                      0                   0
New York Insured                                            0                  0                      0                   0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                                                Audit-Related Fees            Tax Fees Billed to            All Other Fees
                                               Billed to Adviser and             Adviser and               Billed to Adviser
Fiscal Year Ended                                 Affiliated Fund              Affiliated Fund            and Affiliated Fund
February 29, 2004                                Service Providers            Service Providers            Service Providers
----------------------------------------------------------------------------------------------------------------------------------
California                                              $ 0                          $ 0                         $ 0
California Insured                                        0                            0                           0
Connecticut                                               0                            0                           0
Massachusetts                                             0                            0                           0
Massachusetts Insured                                     0                            0                           0
New Jersey                                                0                            0                           0
New York                                                  0                            0                           0
New York Insured                                          0                            0                           0

                                                           Percentage Approved Pursuant to Pre-approval Exception
                                               -----------------------------------------------------------------------------------
                                                Audit-Related Fees            Tax Fees Billed to            All Other Fees
                                               Billed to Adviser and             Adviser and               Billed to Adviser
                                                  Affiliated Fund              Affiliated Fund            and Affiliated Fund
                                                 Service Providers            Service Providers            Service Providers
----------------------------------------------------------------------------------------------------------------------------------
California                                                0%                           0%                          0%
California Insured                                        0                            0                           0
Connecticut                                               0                            0                           0
Massachusetts                                             0                            0                           0
Massachusetts Insured                                     0                            0                           0
New Jersey                                                0                            0                           0
New York                                                  0                            0                           0
New York Insured                                          0                            0                           0

                                                Audit-Related Fees            Tax Fees Billed to            All Other Fees
                                               Billed to Adviser and             Adviser and               Billed to Adviser
Fiscal Year Ended                                 Affiliated Fund              Affiliated Fund            and Affiliated Fund
February 28, 2003                                Service Providers            Service Providers            Service Providers
----------------------------------------------------------------------------------------------------------------------------------
California                                              $ 0                          $ 0                         $ 0
California Insured                                        0                            0                           0
Connecticut                                               0                            0                           0
Massachusetts                                             0                            0                           0
Massachusetts Insured                                     0                            0                           0
New Jersey                                                0                            0                           0
New York                                                  0                            0                           0
New York Insured                                          0                            0                           0

                                                           Percentage Approved Pursuant to Pre-approval Exception
                                               -----------------------------------------------------------------------------------
                                                Audit-Related Fees            Tax Fees Billed to            All Other Fees
                                               Billed to Adviser and             Adviser and               Billed to Adviser
                                                  Affiliated Fund              Affiliated Fund            and Affiliated Fund
                                                 Service Providers            Service Providers            Service Providers
----------------------------------------------------------------------------------------------------------------------------------
California                                                0%                           0%                          0%
California Insured                                        0                            0                           0
Connecticut                                               0                            0                           0
Massachusetts                                             0                            0                           0
Massachusetts Insured                                     0                            0                           0
New Jersey                                                0                            0                           0
New York                                                  0                            0                           0
New York Insured                                          0                            0                           0

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                                     Total Non-Audit Fees
                                                                    billed to Adviser and
                                                                   Affiliated Fund Service      Total Non-Audit Fees
                                                                    Providers (engagements      billed to Adviser and
                                                                   related directly to the     Affiliated Fund Service
Fiscal Year Ended                         Total Non-Audit Fees     operations and financial     Providers (all other
February 29, 2004                            Billed to Trust       reporting of the Trust)          engagements)           Total
------------------------------------------------------------------------------------------------------------------------------------
California                                          $ 653                      $ 0                       $ 0              $ 653
California Insured                                    662                        0                         0                662
Connecticut                                           701                        0                         0                701
Massachusetts                                         464                        0                         0                464
Massachusetts Insured                                 446                        0                         0                446
New Jersey                                            541                        0                         0                541
New York                                              748                        0                         0                748
New York Insured                                      799                        0                         0                799



                                                                    Total Non-Audit Fees
                                                                    billed to Adviser and       Total Non-Audit Fees
                                                                   Affiliated Fund Service        billed to Adviser
                                                                   Providers (engagements       Affiliated Fund Service
Fiscal Year Ended                          Total Non-Audit Fees    related directly to the       Providers (all other
February 28, 2003                            Billed to Trust       reporting of the Trust)           engagements)         Total
------------------------------------------------------------------------------------------------------------------------------------
California                                          $ 329                      $ 0                       $ 0              $ 329
California Insured                                    329                        0                         0                329
Connecticut                                           329                        0                         0                329
Massachusetts                                         329                        0                         0                329
Massachusetts Insured                                 329                        0                         0                329
New Jersey                                            329                        0                         0                329
New York                                              329                        0                         0                329
New York Insured                                      329                        0                         0                329

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date May 6, 2004
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date May 6, 2004
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date May 6, 2004
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.